--------------------------------------------------------------------------------
The MainStay Funds Prospectus                                    January 1, 1998
--------------------------------------------------------------------------------

================================================================================
Read This!
================================================================================


These Funds aren't federally insured or guaranteed by the U.S. government--even if you're investing through a bank. Shares of these Funds are not deposits or obligations of, or guaranteed or insured by any financial institution, the Federal Deposit Insurance Corporation, or any other government agency. Investments in the Funds are subject to investment risks, including possible loss of principal.

No guarantees. There are no guarantees that a Fund will meet its objectives. All mutual funds involve risk, including the potential to lose some or all of your original investment. Except for money market funds, the price of a mutual fund share will fluctuate and, when sold, may be higher or lower than your original purchase price. Furthermore, although the Money Market Fund attempts to maintain a stable net asset value of $1 per share, there can be no assurance that it will succeed in doing so.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


--------------------------------------------------------------------------------

Please read this Prospectus carefully before you invest and keep it for future reference. It includes information you should know before investing. We hope you will easily find and understand the information you need but if you have any suggestions for improvement--or if you need any help--please ask your Registered Representative.

For even more details, write to NYLIFE Distributors Inc., 300 Interpace Parkway, Building A, Parsippany, N.J. 07054, call 1-800-MAINSTAY (1-800-624-6782), or visit our website at http://www.mainstayfunds.com.

The Statement of Additional Information (SAI) is incorporated by reference into this Prospectus and also has been filed with the Securities and Exchange Commission (SEC). For a free copy of the SAI write to NYLIFE Distributors, Inc. or call 1-800-MAINSTAY. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.

--------------------------------------------------------------------------------



MainStay offers 15 mutual funds, 14 of which are offered in this Prospectus.

================================================================================
Growth
================================================================================
Capital Appreciation Fund .................................              page 36
Equity Index Fund .........................................              page 37
International Equity Fund .................................              page 38

================================================================================
Growth & Income
================================================================================
Convertible Fund ..........................................              page 39
Total Return Fund .........................................              page 40
Value Fund ................................................              page 41

================================================================================
Income
================================================================================
Government Fund ...........................................              page 42
High Yield Corporate Bond Fund ............................              page 43
International Bond Fund ...................................              page 44
Money Market Fund .........................................              page 45
Strategic Income Fund .....................................              page 46

================================================================================
Tax Free
================================================================================
California Tax Free Fund ..................................              page 47
New York Tax Free Fund ....................................              page 48
Tax Free Bond Fund ........................................              page 49



                            [LOGO] MainStay(R) Funds

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                                       2

--------------------------------------------------------------------------------
                                 What's Inside?
--------------------------------------------------------------------------------

================================================================================
   Tell Me Quickly                                                          page
================================================================================
The MainStay Funds .........................................................  1

A Quick Overview...Understanding The MainStay Funds ........................  4

===============================================================================
   Tell Me the Key Facts
===============================================================================
Analyze the Costs of Investing: Two Kinds of Fees ..........................  6

If You Invest $1,000, You Might Pay... .....................................  6

Financial Highlights ....................................................... 12

Descriptions of Each Fund .................................................. 36

General Investment Considerations .......................................... 50

Decide Whether to Pay a Sales Charge Now, Later...or Maybe Never ........... 52

Consider Reducing Your Sales Charge ........................................ 53

Open an Account/Buy Shares ................................................. 54

Know How to Sell and Exchange Shares ....................................... 56

Decide How to Receive Your Earnings ........................................ 58

Understand the Tax Consequences ............................................ 59

Know With Whom You're Investing ............................................ 60

Know Your Rights as a Shareholder .......................................... 62

================================================================================
   Tell Me the Details
================================================================================
The Trust .................................................................. 63

Other Information About the Funds .......................................... 63

Description of Investments and Investment Practices ........................ 67

Investment Restrictions .................................................... 72

Manager, Sub-Advisers and Distributor ...................................... 74

How to Purchase Shares of the Funds ........................................ 76

Alternative Sales Arrangements ............................................. 77

Redemptions and Exchanges .................................................. 80

Tax-deferred Retirement Plans .............................................. 82

Net Asset Value ............................................................ 82

Portfolio Transactions ..................................................... 82

Tax Information ............................................................ 82

Appendix A: Description of Securities Ratings .............................. 84

Appendix B: Taxable Equivalent Yield Table ................................. 87

================================================================================
                                 Tell Me Quickly
================================================================================

--------------------------------------------------------------------------------
                               A Quick Overview...
--------------------------------------------------------------------------------

Investing in a mutual fund may seem complicated, but it may be easier when you go through a Registered Representative. He or she can do many of the administrative tasks--and help you confidently manage the rest.

-----
  1
-----

================================================================================
 Set your investment priorities
================================================================================

Decide if they are:

o    protecting what you have,

o    receiving income from dividends,

o    participating in the potential for greater investment returns, or

o    a combination of any of the above.

How much risk of losing money are you willing to take, how aggressive are you willing to be to try to make money? This two-part question may be the most difficult question in the world of investing. Start with your gut feeling--then talk it over with your Registered Representative. This is also an appropriate time to talk about your investment goals. Your Registered Representative may have some ideas you haven't considered.

--------------------------------------------------------------------------------

-----
  2
-----

================================================================================
 Study the Funds' objectives, policies, and risks
================================================================================

Focus on the Funds that seem to be seeking your objectives. Read about the people who manage each Fund. Understand the types of securities in which each Fund invests and the risks associated with those investments.

Talk with your Registered Representative.

For key facts about and risks associated with the Funds, see pages 36-49. For more detailed information, see "Tell Me the Details" in this prospectus and see the SAI.

--------------------------------------------------------------------------------

-----
  3
-----
================================================================================
 Evaluate each Fund's track record, fees and expenses
================================================================================

Turn to pages 12-35 for Financial Highlights. Read down the columns (by year) and find, in particular, the beginning and ending share prices, the amount of income produced, and the "total investment return" figures to see how each Fund has done in the past.

Don't just look at recent performance, which may or may not be repeated. Read the "total investment return" for each year to look for a performance pattern. Remember, though, no fund can ever guarantee it will continue to perform at the same levels.

Understand one-time and ongoing fees.

See the tables beginning on page 7 for your Fund's one-time and ongoing fees and the impact of those costs on a $1,000 investment.

--------------------------------------------------------------------------------

-----
  7
-----
================================================================================
 Open an account/Buy shares
================================================================================

To open an account, fill out an application, and have your Registered Representative place the order. He or she can be invaluable here.

Make sure to provide complete information, including who will own the account, and certify your Social Security number or Taxpayer I.D. number. This is also the time to decide how you want to receive earnings--in cash or additional shares--and whether you want telephone privileges and to make other choices that will affect how you access your investments. (You may also place the order directly with MainStay.)

For more on opening an account--including opening an account directly--see page 54.

--------------------------------------------------------------------------------

-----
  8
-----
================================================================================
 See how many shares your money
 will buy
================================================================================

You can calculate the number of shares of a Fund your money buys using a simple equation: (1) subtract the amount of any sales charge, then (2) divide the remaining amount of your investment by the price of one share of the Fund.

Each Fund's share price (NAV or "net asset value") is calculated at the close of business of the New York Stock Exchange, normally 4:00 PM Eastern time, each business day (except for the Money Market Fund, which is calculated at noon). The number of shares you receive is based on the NAV next calculated after your order is received. You'll receive written confirmation of your purchase.

To learn more, see pages 55 and 82.

--------------------------------------------------------------------------------

-----
  9
-----
================================================================================
 Ongoing fees
================================================================================

Every mutual fund pays fees for services. These may include distribution and marketing, investment management, and shareholder services. Fees may be charged on different schedules but the Fund accrues these expenses daily. You're not charged directly, the Fund pays the fees to the firms who provide the services, and then deducts the amounts from the Fund's assets. This, consequently, reduces the NAV of your shares.

To learn more, see pages 6-11.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       ...Understanding The MainStay Funds
--------------------------------------------------------------------------------

-----
  4
-----
================================================================================
 Decide how much to invest in each Fund
================================================================================

You may split your investment among as many MainStay Funds as you desire. The initial investment, however, must be at least $500 in each Fund ($1,000 for the Money Market Fund and Equity Index Fund), then $50 thereafter (except for the Equity Index Fund, which requires $1,000).

--------------------------------------------------------------------------------

-----
  5
-----
================================================================================
 Decide when to pay the sales charge:
 now or later
================================================================================

There may be a sales charge on share purchases. You may choose to pay it when you invest (and you'll own "Class A" shares), or defer it until you sell, according to a sliding scale based on the number of years you own the shares (you'll own "Class B" shares). The sliding scale drops from 5% in the first year to 0% after six years.

Deferring the sales charge allows you to buy more shares, but you'll pay higher ongoing fees than Class A shareholders, which will reduce any earnings paid to you.

Class B shares will be automatically converted to Class A shares after eight years.

For a list of the pros and cons of each choice, see page 52.

--------------------------------------------------------------------------------

-----
  6
-----
================================================================================
 Consider reducing the sales charge
================================================================================

There are also many ways to reduce or eliminate your sales charges, including combining purchases, signing up for a letter of intent, or others. There are no sales charges for reinvesting earnings.

See page 53 for details.

--------------------------------------------------------------------------------

-----
 10
-----
================================================================================
 Earn dividends and
 capital gains
================================================================================

Your Fund may earn money through interest payments, dividend payments, or through capital appreciation of the securities it owns. The Fund periodically distributes these earnings to you, based on the number of shares you own.

You should check how often a Fund makes distributions, especially if current income is important to you.

You may elect to have earnings sent to you or have them automatically reinvested in more shares (with no sales charge).

To learn more, see page 58.

--------------------------------------------------------------------------------

-----
 11
-----
================================================================================
 Exchange shares/ Redeem shares
================================================================================

You generally may redeem your shares on any business day. The Fund will redeem shares at the current NAV and send you a check. If you wish, you may exchange shares of one Fund for shares of another. You can only exchange shares of the same class. An exchange is considered a sale of one Fund and a purchase of another and may have tax consequences.

If you own Class B shares you may pay a charge when you redeem your shares, depending on the length of time you've held the shares. MainStay provides a number of convenient ways to redeem your shares.

If you buy $1 million or more of Class A shares and redeem them within a year of the purchase, you may pay a sales charge.

To learn more, see pages 80-82.

--------------------------------------------------------------------------------

-----
 12
-----
================================================================================
 Manage your taxes/
 Align your goals
================================================================================

If you've made a profit on your investment--either through dividends, distributions, or capital gains, you may have to pay taxes at tax time (consult your tax adviser).

Be aware that even a tax-free fund may earn taxable income for you. Also be aware that your Fund may earn 1998 income that will be paid to you in January, 1999, but will apply to your 1998 tax return.

To learn more, see page 59.

--------------------------------------------------------------------------------

-----
 13
-----
================================================================================
 Know your rights/
 Stay informed
================================================================================

Most of all, you have the right to ask questions--and have them answered intelligently. You may call your Registered Representative at any time.

MainStay will send you a quarterly statement (a monthly statement for the Money Market Fund), a confirmation of each transaction, and annual and semiannual reports on your Fund's status and investments.

To learn more, see page 62.

--------------------------------------------------------------------------------

================================================================================
                              Tell Me The Key Facts
================================================================================

--------------------------------------------------------------------------------
                Analyze the Costs of Investing: Two Kinds of Fees
--------------------------------------------------------------------------------


To help you understand the costs of investing in a MainStay Fund, we've provided expense information based on the expenses paid by each Fund for the most recent fiscal year, adjusted to reflect the Rule 12b-1 fees approved by shareholders on October 24, 1997. Because some expenses are based on the value of the Fund's assets, which fluctuates daily, you should only use these figures as hypothetical examples of what you might actually pay.

One-time fees. You may pay one-time transaction fees: a sales charge (commission) for each separate investment or redemption, as applicable. See pages 77-79 for more details.

Ongoing fees. Each Fund pays ongoing operating fees to the manager, custodians and other professionals who provide services to the Fund. These fees are billed to the Fund and then factored into the share price. They're not billed to you separately, but they do reduce the value of each share you own. See pages 74-75 for more details.

The Rule 12b-1 fees shown on pages 7-11 pay, for example, commissions and marketing/promotional expenses. Management fees go to the investment advisers who invest your money and to others for their administrative duties such as keeping records and providing you with statements and reports. "Other" includes legal, auditing, custodian, and other fees. See pages 74-75 for more details on fees.

--------------------------------------------------------------------------------

Why read about costs? Costs are important since they may lower your earnings. For example, a Fund with higher costs must perform better just to equal the return of a Fund with lower costs. All things being equal, therefore, a lower-cost Fund will begin with an advantage.

Lower fees alone, however, will not guarantee better total return performance. For example, a Fund with no up-front sales charge may actually have higher ongoing expenses. It may also leave you without a Registered Representative to advise you. Before investing, you should be sure you understand the nature of different costs.


Investing a million? The up-front sales charge is waived on investments of $1 million or more in Class A shares. But, there may be a contingent deferred sales charge of 1% on redemptions (sales of shares) made within a year of the purchase date.


--------------------------------------------------------------------------------
                     If You Invest $1,000, You Might Pay...
--------------------------------------------------------------------------------

The "Examples" on the following pages are provided to help you understand the various costs and expenses that an investor in each Fund will bear directly or indirectly.

The examples on pages 7-11 are based on a hypothetical 5% annual return on an investment of $1,000, conversion of Class B shares to Class A shares after 8 years and the annual fund operating expenses reflected in each chart under Sales Charges and Operating Expenses. Each pie chart illustrates the expenses that would be paid by a shareholder for shares held for a period of five years with the same assumptions.

The actual return on your investment, of course, may be more or less than 5%, and the actual expenses may also be more or less than those shown. This, of course, depends on a variety of factors, including the performance of the Fund. The figures in the following charts, therefore, do not represent how your investment will perform, nor do they show how the Funds have actually performed in the past. They are strictly hypothetical examples.

--------------------------------------------------------------------------------
   Take Note: The lowest sales charge won't
   always be the least expensive option.
--------------------------------------------------------------------------------
The contingent deferred sales charge (Class B shares) declines the longer you stay invested in the Fund (from 5% in year one to 0% after six years); but even if your sales charge drops to 0%, your cost over time might be more than the cost of paying the full up-front sales charge. Notice the examples on the following pages: you pay higher 12b-1 fees (which are ongoing fees) if you defer the sales charge. However, if you hold Class B shares for eight years, they will automatically be converted to Class A shares which pay lower 12b-1 fees.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 Sales Charges and Operating Expenses                                                        Examples
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
 CAPITAL APPRECIATION FUND                   CLASS A   CLASS B            CLASS A                          CLASS B
====================================================================================================================================
                                                                                              Assuming No     Assuming Redemption
Shareholder Transaction Expenses                                                              Redemption   at the End of Each Period
Maximum Sales Charge Imposed on Purchase of                                                   -----------  -------------------------
Shares (as a percentage of offering price)    5.50%     None    Expenses after 1 year   $ 66     $ 19                $ 69
                                                                Expenses after 3 years  $ 88     $ 58                $ 88
                                                                Expenses after 5 years  $112     $100                $120
                                                                Expenses after 10 years $181     $196                $196
Deferred Sales Charge
(as a percentage of redemption proceeds)(1)   None      5.00%

Annual Fund Operating Expenses                                           [THE FOLLOWING TABLES WERE REPRESENTED BY
(as a percentage of average net assets)                                      PIE CHARTS IN THE PRINTED MATERIAL.]

Management Fees                               0.58%     0.58%   $ 55 up-front sales charge             $ 20 deferred sales charge
12b-1 Fees(2)                                 0.25%     1.00%     30 management fees                     32 management fees
Other Expenses                                0.26%     0.26%     13 12b-1 fees                          54 12b-1 fees
                                              ----      ----      14 other expenses                      14 other expenses
                                                                --------------------------             --------------------------
Total Fund Operating Expenses                 1.09%     1.84%   $112 total sales charges               $120 total sales charges
                                              ====      ====         and expenses                           and expenses



====================================================================================================================================
 EQUITY INDEX FUND                           CLASS A                             CLASS A
====================================================================================================================================
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchase of
Shares (as a percentage of offering price)    3.00%     N/A     Expenses after 1 year   $ 38               N/A
                                                                Expenses after 3 years  $ 55
                                                                Expenses after 5 years  $ 73
                                                                Expenses after 10 years $126
Deferred Sales Charge
(as a percentage of redemption proceeds)(1)   None

Annual Fund Operating Expenses                                            [THE FOLLOWING TABLE WAS REPRESENTED BY A
(as a percentage of average net assets)                                      PIE CHART IN THE PRINTED MATERIAL.]

Management Fees(3)                            0.32%             $ 30 up-front sales charge
12b-1 Fees(2)                                 0.25%               17 management fees
Other Expenses                                0.23%               14 12b-1 fees
                                              ----                12 other expenses
                                                                --------------------------
Total Fund Operating Expenses                                   $ 73 total sales charges
  After Reimbursement(3)                      0.80%                  and expenses
                                              ====



====================================================================================================================================
 INTERNATIONAL EQUITY FUND                   CLASS A   CLASS B            CLASS A                          CLASS B
====================================================================================================================================
                                                                                              Assuming No     Assuming Redemption
Shareholder Transaction Expenses                                                              Redemption   at the End of Each Period
Maximum Sales Charge Imposed on Purchase of                                                   -----------  -------------------------
Shares (as a percentage of offering price)    5.50%     None    Expenses after 1 year   $ 74     $ 28                $ 78
                                                                Expenses after 3 years  $115     $ 86                $116
                                                                Expenses after 5 years  $158     $146                $166
                                                                Expenses after 10 years $277     $292                $292
Deferred Sales Charge
(as a percentage of redemption proceeds)(1)   None      5.00%

Annual Fund Operating Expenses                                           [THE FOLLOWING TABLES WERE REPRESENTED BY
(as a percentage of average net assets)                                      PIE CHARTS IN THE PRINTED MATERIAL.]

Management Fees                               1.00%     1.00%   $ 55 up-front sales charge             $ 20 deferred sales charge
12b-1 Fees(2)                                 0.25%     1.00%     51 management fees                     53 management fees
Other Expenses                                0.77%     0.77%     13 12b-1 fees                          53 12b-1 fees
                                              ----      ----      39 other expenses                      40 other expenses
                                                                --------------------------             --------------------------
Total Fund Operating Expenses                 2.02%     2.77%   $158 total sales charges               $166 total sales charges
                                              ====      ====         and expenses                           and expenses

------------------------------------------------------------------------------------------------------------------------------------
 Sales Charges and Operating Expenses                                                        Examples
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
 CONVERTIBLE FUND                            CLASS A   CLASS B            CLASS A                          CLASS B
====================================================================================================================================
                                                                                              Assuming No     Assuming Redemption
Shareholder Transaction Expenses                                                              Redemption   at the End of Each Period
Maximum Sales Charge Imposed on Purchase of                                                   -----------  -------------------------
Shares (as a percentage of offering price)    5.50%     None    Expenses after 1 year   $ 70     $ 23                $ 73
                                                                Expenses after 3 years  $100     $ 71                $101
                                                                Expenses after 5 years  $133     $122                $142
                                                                Expenses after 10 years $226     $241                $241
Deferred Sales Charge
(as a percentage of redemption proceeds)(1)   None      5.00%

Annual Fund Operating Expenses                                           [THE FOLLOWING TABLES WERE REPRESENTED BY
(as a percentage of average net assets)                                      PIE CHARTS IN THE PRINTED MATERIAL.]

Management Fees                               0.72%     0.72%   $ 55 up-front sales charge             $ 20 deferred sales charge
12b-1 Fees(2)                                 0.25%     1.00%     37 management fees                     39 management fees
Other Expenses                                0.55%     0.55%     13 12b-1 fees                          54 12b-1 fees
                                              ----      ----      28 other expenses                      29 other expenses
                                                                --------------------------             --------------------------
Total Fund Operating Expenses                 1.52%     2.27%   $133 total sales charges               $142 total sales charges
                                              ====      ====         and expenses                           and expenses




====================================================================================================================================
 TOTAL RETURN FUND                           CLASS A   CLASS B            CLASS A                          CLASS B
====================================================================================================================================
                                                                                              Assuming No     Assuming Redemption
Shareholder Transaction Expenses                                                              Redemption   at the End of Each Period
Maximum Sales Charge Imposed on Purchase of                                                   -----------  -------------------------
Shares (as a percentage of offering price)    5.50%     None    Expenses after 1 year   $ 66     $ 19                $ 69
                                                                Expenses after 3 years  $ 88     $ 58                $ 88
                                                                Expenses after 5 years  $112     $100                $120
                                                                Expenses after 10 years $182     $197                $197
Deferred Sales Charge
(as a percentage of redemption proceeds)(1)   None      5.00%

Annual Fund Operating Expenses                                            [THE FOLLOWING TABLES WERE REPRESENTED BY
(as a percentage of average net assets)                                      PIE CHARTS IN THE PRINTED MATERIAL.]

Management Fees                               0.62%     0.62%   $ 55 up-front sales charge             $ 20 deferred sales charge
12b-1 Fees(2)                                 0.25%     1.00%     32 management fees                     34 management fees
Other Expenses                                0.23%     0.23%     13 12b-1 fees                          54 12b-1 fees
                                              ----      ----      12 other expenses                      12 other expenses
                                                                --------------------------             --------------------------
Total Fund Operating Expenses                 1.10%     1.85%   $112 total sales charges               $120 total sales charges
                                              ====      ====         and expenses                           and expenses



====================================================================================================================================
 VALUE FUND                                  CLASS A   CLASS B            CLASS A                          CLASS B
====================================================================================================================================
                                                                                              Assuming No     Assuming Redemption
Shareholder Transaction Expenses                                                              Redemption   at the End of Each Period
Maximum Sales Charge Imposed on Purchase of                                                   -----------  -------------------------
Shares (as a percentage of offering price)    5.50%     None    Expenses after 1 year   $ 65     $ 19                $ 69
                                                                Expenses after 3 years  $ 87     $ 58                $ 88
                                                                Expenses after 5 years  $111     $ 99                $119
                                                                Expenses after 10 years $179     $195                $195
Deferred Sales Charge
(as a percentage of redemption proceeds)(1)   None      5.00%

Annual Fund Operating Expenses                                           [THE FOLLOWING TABLES WERE REPRESENTED BY
(as a percentage of average net assets)                                      PIE CHARTS IN THE PRINTED MATERIAL.]

Management Fees                               0.60%     0.60%   $ 55 up-front sales charge             $ 20 deferred sales charge
12b-1 Fees(2)                                 0.25%     1.00%     31 management fees                     33 management fees
Other Expenses                                0.23%     0.23%     13 12b-1 fees                          54 12b-1 fees
                                              ----      ----      12 other expenses                      12 other expenses
                                                                --------------------------             --------------------------
Total Fund Operating Expenses                 1.08%     1.83%   $111 total sales charges               $119 total sales charges
                                              ====      ====         and expenses                           and expenses

------------------------------------------------------------------------------------------------------------------------------------
 Sales Charges and Operating Expenses                                                        Examples
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
 GOVERNMENT FUND                             CLASS A   CLASS B            CLASS A                          CLASS B
====================================================================================================================================
                                                                                              Assuming No     Assuming Redemption
Shareholder Transaction Expenses                                                              Redemption   at the End of Each Period
Maximum Sales Charge Imposed on Purchase of                                                   -----------  -------------------------
Shares (as a percentage of offering price)    4.50%     None    Expenses after 1 year   $ 55     $ 18                $ 68
                                                                Expenses after 3 years  $ 77     $ 56                $ 86
                                                                Expenses after 5 years  $100     $ 97                $117
                                                                Expenses after 10 years $166     $191                $191
Deferred Sales Charge
(as a percentage of redemption proceeds)(1)   None      5.00%

Annual Fund Operating Expenses                                           [THE FOLLOWING TABLES WERE REPRESENTED BY
(as a percentage of average net assets)                                      PIE CHARTS IN THE PRINTED MATERIAL.]

Management Fees                               0.60%     0.60%   $ 45 up-front sales charge             $ 20 deferred sales charge
12b-1 Fees(2)                                 0.25%     1.00%     32 management fees                     33 management fees
Other Expenses                                0.19%     0.19%     13 12b-1 fees                          54 12b-1 fees
                                              ----      ----      10 other expenses                      10 other expenses
                                                                --------------------------             --------------------------
Total Fund Operating Expenses                 1.04%     1.79%   $100 total sales charges               $117 total sales charges
                                              ====      ====         and expenses                           and expenses


====================================================================================================================================
 HIGH YIELD CORPORATE BOND FUND              CLASS A   CLASS B            CLASS A                          CLASS B
====================================================================================================================================
                                                                                              Assuming No     Assuming Redemption
Shareholder Transaction Expenses                                                              Redemption   at the End of Each Period
Maximum Sales Charge Imposed on Purchase of                                                   -----------  -------------------------
Shares (as a percentage of offering price)    4.50%     None    Expenses after 1 year   $ 55     $ 18                $ 68
                                                                Expenses after 3 years  $ 75     $ 54                $ 84
                                                                Expenses after 5 years  $ 97     $ 94                $114
                                                                Expenses after 10 years $160     $184                $184
Deferred Sales Charge
(as a percentage of redemption proceeds)(1)   None      5.00%

Annual Fund Operating Expenses                                           [THE FOLLOWING TABLES WERE REPRESENTED BY
(as a percentage of average net assets)                                      PIE CHARTS IN THE PRINTED MATERIAL.]

Management Fees                               0.56%     0.56%   $ 45 up-front sales charge             $ 20 deferred sales charge
12b-1 Fees(2)                                 0.25%     1.00%     30 management fees                     31 management fees
Other Expenses                                0.17%     0.17%     13 12b-1 fees                          54 12b-1 fees
                                              ----      ----       9 other expenses                       9 other expenses
                                                                --------------------------             --------------------------
Total Fund Operating Expenses                 0.98%     1.73%   $ 97 total sales charges               $114 total sales charges
                                              ====      ====         and expenses                           and expenses



====================================================================================================================================
 INTERNATIONAL BOND FUND                     CLASS A   CLASS B            CLASS A                          CLASS B
====================================================================================================================================
                                                                                              Assuming No     Assuming Redemption
Shareholder Transaction Expenses                                                              Redemption   at the End of Each Period
Maximum Sales Charge Imposed on Purchase of                                                   -----------  -------------------------
Shares (as a percentage of offering price)    4.50%     None    Expenses after 1 year   $ 59     $ 22                $ 72
                                                                Expenses after 3 years  $ 89     $ 69                $ 99
                                                                Expenses after 5 years  $121     $118                $138
                                                                Expenses after 10 years $212     $235                $235
Deferred Sales Charge
(as a percentage of redemption proceeds)(1)   None      5.00%

Annual Fund Operating Expenses                                           [THE FOLLOWING TABLES WERE REPRESENTED BY
(as a percentage of average net assets)                                      PIE CHARTS IN THE PRINTED MATERIAL.]

Management Fees(4)                            0.40%     0.40%   $ 45 up-front sales charge             $ 20 deferred sales charge
12b-1 Fees(2)                                 0.25%     1.00%     21 management fees                     21 management fees
Other Expenses                                0.81%     0.81%     13 12b-1 fees                          54 12b-1 fees
                                              ----      ----      42 other expenses                      43 other expenses
                                                                --------------------------             --------------------------
Total Fund Operating Expenses                                   $121 total sales charges               $138 total sales charges
  After Reimbursement(4)                      1.46%     2.21%        and expenses                           and expenses
                                              ====      ====

------------------------------------------------------------------------------------------------------------------------------------
 Sales Charges and Operating Expenses                                                        Examples
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
 STRATEGIC INCOME FUND                       CLASS A   CLASS B            CLASS A                          CLASS B
====================================================================================================================================
                                                                                              Assuming No     Assuming Redemption
Shareholder Transaction Expenses                                                              Redemption   at the End of Each Period
                                                                                              -----------  -------------------------
Maximum Sales Charge Imposed on Purchase of                     Expenses after 1 year   $ 56     $ 19                $ 69
Shares (as a percentage of offering price)    4.50%     None    Expenses after 3 years  $ 80     $ 60                $ 90
                                                                Expenses after 5 years  $105     $103                $123
Deferred Sales Charge                                           Expenses after 10 years $178     $202                $202
(as a percentage of redemption proceeds)(1)   None      5.00%

Annual Fund Operating Expenses                                           [THE FOLLOWING TABLES WERE REPRESENTED BY
(as a percentage of average net assets)                                      PIE CHARTS IN THE PRINTED MATERIAL.]

Management Fees(5)                            0.33%     0.33%   $ 45 up-front sales charge             $ 20 deferred sales charge
12b-1 Fees(2)                                 0.25%     1.00%     17 management fees                     18 management fees
Other Expenses                                0.57%     0.57%     13 12b-1 fees                          54 12b-1 fees
                                              ----      ----      30 other expenses                      31 other expenses
                                                                --------------------------             --------------------------
Total Fund Operating Expenses                                   $105 total sales charges               $123 total sales charges
  After Reinbursement(5)                      1.15%     1.90%        and expenses                           and expenses
                                              ====      ====



====================================================================================================================================
 MONEY MARKET FUND                           CLASS A   CLASS B            CLASS A                          CLASS B
====================================================================================================================================
                                                                                              Assuming No     Assuming Redemption
Shareholder Transaction Expenses                                                              Redemption   at the End of Each Period
Maximum Sales Charge Imposed on Purchase of                                                   -----------  -------------------------
Shares (as a percentage of offering price)    None      None    Expenses after 1 year   $ 7      $ 7                 $ 7
                                                                Expenses after 3 years  $ 22     $ 22                $ 22
                                                                Expenses after 5 years  $ 39     $ 39                $ 39
                                                                Expenses after 10 years $ 87     $ 87                $ 87
Deferred Sales Charge
(as a percentage of redemption proceeds)(1)   None      None

Annual Fund Operating Expenses                                           [THE FOLLOWING TABLES WERE REPRESENTED BY A
(as a percentage of average net assets)                                      PIE CHART IN THE PRINTED MATERIAL.]

Management Fees(6)                            0.22%     0.22%   $  0 up-front sales charge             $  0 deferred sales charge
12b-1 Fees(2)                                 None      None      12 management fees                     12 management fees
Other Expenses                                0.48%     0.48%      0 12b-1 fees                           0 12b-1 fees
                                              ----      ----      27 other expenses                      27 other expenses
                                                                --------------------------             --------------------------
Total Fund Operating Expenses                                   $ 39 total sales charges               $ 39 total sales charges
  After Reimbursement(6)                      0.70%     0.70%        and expenses                           and expenses
                                              ====      ====



====================================================================================================================================
 CALIFORNIA TAX FREE FUND                    CLASS A   CLASS B            CLASS A                          CLASS B
====================================================================================================================================
                                                                                              Assuming No     Assuming Redemption
Shareholder Transaction Expenses                                                              Redemption   at the End of Each Period
Maximum Sales Charge Imposed on Purchase of                                                   -----------  -------------------------
Shares (as a percentage of offering price)    4.50%     None    Expenses after 1 year   $ 57     $ 15                $ 65
                                                                Expenses after 3 years  $ 83     $ 47                $ 77
                                                                Expenses after 5 years  $110     $ 81                $101
                                                                Expenses after 10 years $188     $171                $171
Deferred Sales Charge
(as a percentage of redemption proceeds)(1)   None      5.00%

Annual Fund Operating Expenses                                           [THE FOLLOWING TABLES WERE REPRESENTED BY
(as a percentage of average net assets)                                      PIE CHARTS IN THE PRINTED MATERIAL.]

Management Fees(7)                            0.40%     0.40%   $ 45 up-front sales charge             $ 20 deferred sales charge
12b-1 Fees(2)                                 0.25%     0.50%     21 management fees                     22 management fees
Other Expenses                                0.59%     0.59%     13 12b-1 fees                          27 12b-1 fees
                                              ----      ----      31 other expenses                      32 other expenses
                                                                --------------------------             --------------------------
Total Fund Operating Expenses                                   $110 total sales charges               $101 total sales charges
  After Reimbursement(7)                      1.24%     1.49%        and expenses                           and expenses
                                              ====      ====

------------------------------------------------------------------------------------------------------------------------------------
 Sales Charges and Operating Expenses                                                        Examples
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
 NEW YORK TAX FREE FUND                      CLASS A   CLASS B            CLASS A                          CLASS B
====================================================================================================================================
                                                                                              Assuming No     Assuming Redemption
Shareholder Transaction Expenses                                                              Redemption   at the End of Each Period
Maximum Sales Charge Imposed on Purchase of                                                   -----------  -------------------------
Shares (as a percentage of offering price)    4.50%     None    Expenses after 1 year   $ 57     $ 15                $ 65
                                                                Expenses after 3 years  $ 83     $ 47                $ 77
                                                                Expenses after 5 years  $110     $ 81                $101
                                                                Expenses after 10 years $188     $171                $171
Deferred Sales Charge
(as a percentage of redemption proceeds)(1)   None      5.00%

Annual Fund Operating Expenses                                           [THE FOLLOWING TABLES WERE REPRESENTED BY A
(as a percentage of average net assets)                                      PIE CHART IN THE PRINTED MATERIAL.]

Management Fees(7)                            0.30%     0.30%   $ 45 up-front sales charge             $ 20 deferred sales charge
12b-1 Fees(2)                                 0.25%     0.50%     16 management fees                     16 management fees
Other Expenses                                0.69%     0.69%     13 12b-1 fees                          27 12b-1 fees
                                              ----      ----      36 other expenses                      38 other expenses
                                                                --------------------------             --------------------------
Total Fund Operating Expenses                                   $110 total sales charges               $101 total sales charges
  After Reimbursement(7)                      1.24%     1.49%        and expenses                           and expenses
                                              ====      ====



====================================================================================================================================
 TAX FREE BOND FUND                          CLASS A   CLASS B            CLASS A                          CLASS B
====================================================================================================================================
                                                                                              Assuming No     Assuming Redemption
Shareholder Transaction Expenses                                                              Redemption   at the End of Each Period
Maximum Sales Charge Imposed on Purchase of                                                   -----------  -------------------------
Shares (as a percentage of offering price)    4.50%     None    Expenses after 1 year   $ 55     $ 13                $ 63
                                                                Expenses after 3 years  $ 75     $ 39                $ 69
                                                                Expenses after 5 years  $ 97     $ 68                $ 88
                                                                Expenses after 10 years $161     $143                $143
Deferred Sales Charge
(as a percentage of redemption proceeds)(1)   None      5.00%

Annual Fund Operating Expenses                                           [THE FOLLOWING TABLES WERE REPRESENTED BY A
(as a percentage of average net assets)                                      PIE CHART IN THE PRINTED MATERIAL.]

Management Fees                               0.60%     0.60%   $ 45 up-front sales charge             $ 20 deferred sales charge
12b-1 Fees(2)                                 0.25%     0.50%     32 management fees                     33 management fees
Other Expenses                                0.14%     0.14%     13 12b-1 fees                          27 12b-1 fees
                                              ----      ----       7 other expenses                       8 other expenses
                                                                --------------------------             --------------------------
Total Fund Operating Expenses                 0.99%     1.24%   $ 97 total sales charges               $ 88 total sales charges
                                              ====      ====         and expenses                           and expenses



1 Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. However, because front-end sales charges are waived on investments in Class A shares of $1 million or more, a contingent deferred sales charge of 1.00% will be imposed on redemptions of such investments effected within one year of the date of purchase. With respect to Class B shares, the amount of the contingent deferred sales charge will depend on the number of years since the shareholder purchased the shares being redeemed. See "Alternative Sales Arrangements--Deferred Sales Charge Class B Shares--Contingent Deferred Sales Charge, Class B."

2 Under rules of the National Association of Securities Dealers, Inc. (the "NASD"), a distribution fee of up to 0.75% of average annual net assets is treated as a sales charge for certain purposes. Because the distribution fee is an annual fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of the maximum front-end sales charge permitted by rules of the NASD. For a description of the distribution plans adopted by the Funds, see "The Distributor."

3 Absent voluntary fee waiver and/or expense limitation, the management fee and total fund operating expenses would have been 0.50% and 0.98%, respectively.

4 Absent voluntary fee waiver and/or expense limitation, the management fee would have been 0.70% and total fund operating expenses would have been 1.76% and 2.51% for Class A and Class B, respectively.

5 Absent voluntary fee waiver and/or expense limitation, the management fee is expected to be 0.60% and estimated total fund operating expenses are expected to be 1.42% and 2.17% for Class A and Class B, respectively.

6 Absent voluntary fee waiver and/or expense limitation, the management fee and total fund operating expenses would have been 0.50% and 0.98%, respectively.

7 Absent voluntary fee waiver and/or expense limitation, the management fee would have been 0.50% and total fund operating expenses would have been 1.34% and 1.59% for Class A and Class B, respectively, of California Tax Free Fund and 1.44% and 1.69% for Class A and Class B, respectively, of New York Tax Free Fund.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

Here are the financial histories for each of the MainStay Funds. The information for the period January 1, 1997 through June 30, 1997 has not been audited by Price Waterhouse LLP, the Funds' independent accountants. The information for each of the ten years up to December 31, 1996 (including the short year ended December 31, 1994) has been audited by Price Waterhouse LLP. You should read the related financial information and notes and the independent accountants' unqualified reports on each Fund incorporated by reference in the SAI.

================================================================================
MAINSTAY CAPITAL APPRECIATION FUND
================================================================================

Selected data for a share outstanding throughout the period January 1, 1997 through June 30, 1997, the years ended December 31, 1996 and December 31, 1995, the period September 1, 1994 through December 31, 1994 and the years ended August 31, 1994, August 31, 1993, August 31, 1992, August 31, 1991, August 31,
1990, August 31, 1989, August 31, 1988 and August 31, 1987.



                                                    Class A         Class B       Class A        Class B      Class A     Class B
                                                    --------      ----------      --------     ----------     -------    --------
                                                        January 1 through               Year Ended                Year Ended
                                                         June 30, 1997*              December 31, 1996         December 31, 1995
                                                    ------------------------      -----------------------     -------------------
Net asset value at beginning of period ..........   $  30.56      $    30.25      $  25.90     $    25.77     $ 19.11    $  19.11
                                                    --------      ----------      --------     ----------     -------    --------
Net investment income (loss)** ..................      (0.08)          (0.15)        (0.08)         (0.22)       0.03       (0.08)
Net realized and unrealized gain (loss) on
  investments ...................................       4.06            4.01          5.05           5.01        6.81        6.79
                                                    --------      ----------      --------     ----------     -------    --------
Total from investment operations ................       3.98            3.86          4.97           4.79        6.84        6.71
                                                    --------      ----------      --------     ----------     -------    --------
Less dividends and distributions:
From net investment income ......................         --              --            --             --          --          --
From net realized gain on investments ...........         --              --         (0.31)         (0.31)      (0.05)      (0.05)
                                                    --------      ----------      --------     ----------     -------    --------
Total dividends and distributions ...............         --              --         (0.31)         (0.31)      (0.05)      (0.05)
                                                    --------      ----------      --------     ----------     -------    --------
Net asset value at end of period ................   $  34.54      $    34.11      $  30.56     $    30.25     $ 25.90    $  25.77
                                                    ========      ==========      ========     ==========     =======    ========
Total investment return(b) ......................      13.02%          12.76%        19.16%         18.56%      35.79%      35.11%
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss) ..................      (0.49%)+        (0.97%)+       (0.3%)         (0.8%)       0.2%       (0.4%)
  Expenses ......................................       1.10%+          1.58%+         1.1%           1.6%        1.1%        1.7%
Portfolio turnover rate .........................         14%             14%           16%            16%         29%         29%
Average commission rate paid ....................   $ 0.0582      $   0.0582      $ 0.0599     $   0.0599            (c)         (c)
Net assets at end of period (in 000's) ..........   $171,668      $1,608,562      $126,958     $1,342,578     $44,434    $856,221

----------

*    Unaudited.

**   Per share data based on average shares outstanding during the period.

+    Annualized.

(a)  The Fund changed its fiscal year end from August 31 to December 31.

(b) Total return is calculated exclusive of sales charges and is not annualized.

(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------


Additional performance information is included in each Fund's annual report to shareholders.

For a free copy of the SAI or the annual reports, ask your Registered Representative; call 1-800-MAINSTAY (1-800-624-6782); or write to NYLIFE Distributors, Inc., 300 Interpace Parkway, Building A, Parsippany, N.J. 07054.

================================================================================

================================================================================

                                                               Class B
------------------------------------------------------------------------------------------------------------------------------------
September 1                                            Year Ended August 31,
 through  --------------------------------------------------------------------------------------------------------------------------
December 31,
  1994(a)           1994            1993            1992            1991         1990           1989          1988          1987
 --------         --------        --------        --------        -------       -------       -------       -------       -------
 $  19.93         $  19.47        $  14.14        $  15.96        $ 11.35       $ 12.44       $  9.37       $ 13.14       $ 10.05
 --------         --------        --------        --------        -------       -------       -------       -------       -------
    (0.03)           (0.12)          (0.12)          (0.19)         (0.13)        (0.02)        (0.11)        (0.12)        (0.12)

    (0.65)            1.13            5.64            1.30           5.16         (0.36)         3.18         (3.65)         3.21
 --------         --------        --------        --------        -------       -------       -------       -------       -------
    (0.68)            1.01            5.52            1.11           5.03         (0.38)         3.07         (3.77)         3.09
 --------         --------        --------        --------        -------       -------       -------       -------       -------

       --               --              --              --             --         (0.02)           --            --            --
    (0.14)           (0.55)          (0.19)          (2.93)         (0.42)        (0.69)           --            --            --
 --------         --------        --------        --------        -------       -------       -------       -------       -------
    (0.14)           (0.55)          (0.19)          (2.93)         (0.42)        (0.71)           --            --            --
 --------         --------        --------        --------        -------       -------       -------       -------       -------
 $  19.11         $  19.93        $  19.47        $  14.14        $ 15.96       $ 11.35       $ 12.44       $  9.37       $ 13.14
 ========         ========        ========        ========        =======       =======       =======       =======       =======
    (3.40%)           5.36%          39.25%           6.77%         45.89%        (3.14%)       32.76%       (28.69%)       30.75%

     (0.5%)+          (0.6%)          (0.7%)          (1.2%)         (1.0%)        (0.2%)        (0.8%)        (1.3%)        (1.5%)
      1.8%)+           1.8%            1.8%            2.0%           2.5%          2.5%          2.8%          2.7%          2.9%
       11%              31%             73%            157%           327%          259%          256%           60%           16%
         (c)              (c)             (c)             (c)            (c)           (c)           (c)           (c)           (c)
 $499,133         $472,497        $279,300        $128,710        $65,659       $36,062       $34,685       $28,845       $36,954

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================
MAINSTAY EQUITY INDEX FUND
================================================================================

Selected data for a share outstanding throughout the period January 1, 1997 through June 30, 1997, the years ended December 31, 1996 and December 31, 1995, the period September 1, 1994 through December 31, 1994, the years ended August 31, 1994, August 31, 1993 and August 31, 1992 and the period December 20, 1990 through August 31, 1991.


                                           January 1                               September 1
                                            through    Year Ended    Year Ended      through
                                            June 30,   December 31,  December 31,  December 31,
                                              1997*        1996         1995         1994(a)
                                            --------     --------     --------     -------
Net asset value at
 beginning of period ....................   $  23.37     $  19.15     $  14.09     $ 14.48
                                            --------     --------     --------     -------
Net investment income ...................       0.12         0.30         0.24        0.09
Net realized and unrealized
 gain (loss) on investments .............       4.59         3.92         4.82       (0.48)
                                            --------     --------     --------     -------
Total from investment operations ........       4.71         4.22         5.06       (0.39)
                                            --------     --------     --------     -------
Less dividends and distributions:

From net investment income ..............         --        (0.54)       (0.27)         --
From net realized gain on
 investments ............................         --        (0.82)       (0.27)         --
                                            --------     --------     --------     -------
Total dividends and distributions .......         --        (1.36)       (0.54)         --
                                            --------     --------     --------     -------
Reverse share split .....................         --         1.36         0.54          --
                                            --------     --------     --------     -------
Net asset value at end of period ........   $  28.08     $  23.37     $  19.15     $ 14.09
                                            ========     ========     ========     =======

Total investment return(c) ..............      20.15%       22.04%       35.91%      (2.68%)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income ..................       1.23%+        1.8%         1.7%        2.0%+
 Expenses ...............................       0.80%+        0.8%         1.1%        0.9%+
 Expenses (before reimbursement) ........       0.97%+        1.0%         1.1%        0.9%+
Portfolio turnover rate .................          4%+          3%           4%          2%
Average commission rate paid ............   $ 0.0497     $ 0.0465             (d)         (d)
Net assets at end of period (in 000's) ..   $329,825     $225,750     $109,308     $61,561

                                                                            Dec. 20,
                                                     Year Ended             1990(b)
                                                      August 31,            through
                                           -----------------------------    August 31,
                                             1994       1993       1992       1991
                                           -------    -------    -------    -------
Net asset value at
 beginning of period ....................  $ 13.84    $ 12.15    $ 11.41    $  9.45
                                           -------    -------    -------    -------
Net investment income ...................     0.27       0.22       0.18       0.11
Net realized and unrealized
 gain (loss) on investments .............     0.37       1.47       0.56       1.85
                                           -------    -------    -------    -------
Total from investment operations ........     0.64       1.69       0.74       1.96
                                           -------    -------    -------    -------
Less dividends and distributions:

From net investment income ..............    (0.25)     (0.18)     (0.17)        --
From net realized gain on
 investments ............................    (0.18)     (0.02)     (0.04)        --
                                           -------    -------    -------    -------
Total dividends and distributions .......    (0.43)     (0.20)     (0.21)        --
                                           -------    -------    -------    -------
Reverse share split .....................     0.43       0.20       0.21         --
                                           -------    -------    -------    -------
Net asset value at end of period ........  $ 14.48    $ 13.84    $ 12.15    $ 11.41
                                           =======    =======    =======    =======

Total investment return(c) ..............     4.59%     13.91%      6.49%     20.74%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income ..................      1.9%       1.9%       1.8%       1.9%+
 Expenses ...............................      0.9%       0.9%       1.2%       1.4%+
 Expenses (before reimbursement) ........      0.9%       0.9%       1.2%       1.4%+
Portfolio turnover rate .................       12%         4%         3%         1%
Average commission rate paid ............         (d)        (d)        (d)        (d)
Net assets at end of period (in 000's) ..  $62,828    $62,921    $41,742    $23,534

----------

*    Unaudited.

+    Annualized.

(a)  The Fund changed its fiscal year end from August 31 to December 31.

(b)  Commencement of operations.

(c) Total return is calculated exclusive of sales charges and is not annualized.

(d) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================
MAINSTAY INTERNATIONAL EQUITY FUND
================================================================================

Selected data for a share outstanding throughout the period January 1, 1997 through June 30, 1997, the years ended December 31, 1996 and December 31, 1995 and the period September 13, 1994 through December 31, 1994.

                                                                                                                         Class B
                                                                                                                     ---------------

                                            Class A    Class B       Class A     Class B       Class A   Class B     September 13(a)

                                            -------    -------       -------     -------       -------   -------        through
                                             January 1 through            Year Ended              Year Ended          December 31,
                                              June 30, 1997*          December 31, 1996        December 31, 1995          1994
                                            ------------------       -------------------       -----------------     ---------------

Net asset value at beginning of period      $ 10.48    $ 10.38       $ 10.05     $  9.97       $  9.77   $  9.77       $ 10.00
                                            -------    -------       -------     -------       -------   -------       -------
Net investment income (loss) ..........        0.02      (0.01)         0.29        0.24          0.27      0.26         (0.04)
Net realized and unrealized gain (loss)
 on investments .......................        0.84       0.83          0.07        0.07          0.10      0.07         (0.16)
Net realized and unrealized gain (loss)
 on foreign currency transactions .....        0.32       0.31          0.62        0.59          0.14      0.09         (0.03)
                                            -------    -------       -------     -------       -------   -------       -------
Total from investment operations ......        1.18       1.13          0.98        0.90          0.51      0.42         (0.23)
                                            -------    -------       -------     -------       -------   -------       -------
Less dividends and distributions:
From net realized gain on foreign
 currency transactions ................          --         --         (0.52)      (0.46)        (0.15)    (0.15)           --
In excess of net realized gain
 on investments .......................          --         --         (0.03)      (0.03)        (0.08)    (0.07)           --
                                            -------    -------       -------     -------       -------   -------       -------
Total dividends and distributions
 to shareholders ......................          --         --         (0.55)      (0.49)        (0.23)    (0.22)           --
                                            -------    -------       -------     -------       -------   -------       -------
Net asset value at end of period ......     $ 11.66    $ 11.51       $ 10.48     $ 10.38       $ 10.05   $  9.97       $  9.77
                                            =======    =======       =======     =======       =======   =======       =======
Total investment return(b) ............       11.26%     10.89%         9.78%       9.05%         5.25%     4.27%        (2.30%)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income (loss) .........        0.64%+    (0.04%)+       (0.1%)      (0.8%)        (0.2%)    (1.0%)        (1.6%)+
 Expenses .............................        1.99%+     2.67%+         2.0%        2.7%          2.2%      3.0%          3.9%+
Portfolio turnover rate ...............          14%        14%           19%         19%           25%       25%            9%
Average commission rate paid ..........     $0.0337    $0.0337       $0.0374     $0.0374              (c)       (c)           (c)
Net assets at end of period
 (in 000's) ...........................     $18,515    $65,209       $17,475     $52,709       $12,856   $25,341       $20,549


----------

 *   Unaudited.

 +   Annualized.

(a)  Commencement of operations.

(b) Total return is calculated exclusive of sales charges and is not annualized.

(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================
MAINSTAY CONVERTIBLE FUND
================================================================================

Selected data for a share outstanding throughout the period January 1, 1997 through June 30, 1997, the years ended December 31, 1996 and December 31, 1995, the period September 1, 1994 through December 31, 1994 and the years ended August 31, 1994, August 31, 1993, August 31, 1992, August 31, 1991, August 31,
1990, August 31, 1989, August 31, 1988 and August 31, 1987.


                                                Class A      Class B        Class A      Class B        Class A        Class B
                                                -------      --------       -------      --------       -------        --------
                                                  January 1 through              Year Ended                    Year Ended
                                                    June 30, 1997*            December 31, 1996            December 31, 1995
                                                ---------------------       ---------------------       -----------------------
Net asset value at beginning of period ......   $ 13.81      $  13.80       $ 13.45      $  13.45       $ 11.67        $  11.67
                                                -------      --------       -------      --------       -------        --------
Net investment income .......................      0.27          0.24          0.57          0.48          0.59            0.51
Net realized and unrealized gain (loss)
 on investments .............................      0.58          0.58          1.02          1.02          2.14            2.14
Net realized and unrealized gain (loss)
 on foreign currency transactions ...........      0.02          0.02          0.02          0.02         (0.00)(c)       (0.00)(c)
                                                -------      --------       -------      --------       -------        --------
Total from investment operations ............      0.87          0.84          1.61          1.52          2.73            2.65
                                                -------      --------       -------      --------       -------        --------
Less dividends and distributions:
From net investment income ..................     (0.29)        (0.25)        (0.62)        (0.54)        (0.55)          (0.47)
From net realized gain on investments .......        --            --         (0.63)        (0.63)        (0.40)          (0.40)
                                                -------      --------       -------      --------       -------        --------
Total dividends and distributions ...........     (0.29)        (0.25)        (1.25)        (1.17)        (0.95)          (0.87)
                                                -------      --------       -------      --------       -------        --------
Net asset value at end of period ............   $ 14.39      $  14.39       $ 13.81      $  13.80       $ 13.45        $  13.45
                                                =======      ========       =======      ========       =======        ========
Total investment return(b) ..................      6.38%         6.14%        12.13%        11.39%        23.72%          23.02%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income ......................      4.23%+        3.61%+         4.4%          3.8%          4.9%            4.3%
 Expenses ...................................      1.46%+        2.08%+         1.5%          2.1%          1.5%            2.1%
Portfolio turnover rate .....................       123%          123%          296%          296%          243%            243%
Average commission rate paid ................   $0.0456      $ 0.0456       $0.0468      $ 0.0468           (d)             (d)
Net assets at end of period (in 000's) ......   $64,772      $859,280       $56,621      $797,243       $26,836        $427,461

----------

 *   Unaudited.

 +   Annualized.

(a)  The Fund changed its fiscal year end from August 31 to December 31.

(b) Total return is calculated exclusive of sales charges and is not annualized.

(c)  Less than one cent per share.

(d) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================

================================================================================


                                                                        Class B
------------------------------------------------------------------------------------------------------------------------------------
  September 1
   through                                                       Year Ended August 31,
 December 31,   ------------------------------------------------------------------------------------------------------------------
   1994(a)        1994             1993           1992           1991           1990           1989           1988          1987
  --------      --------         -------        -------        -------        -------        -------        -------       -------
  $  12.83      $  13.92         $ 11.46        $ 10.10        $  8.02        $  9.16        $  8.91        $ 10.22       $  9.88
  --------      --------         -------        -------        -------        -------        -------        -------       -------
      0.19          0.50            0.92           0.32           0.24           0.40           0.52           0.40          0.42

     (0.71)         0.70            2.45           1.32           2.08          (1.06)          0.41          (1.21)         0.33

        --         (0.01)             --             --             --             --             --             --            --
  --------      --------         -------        -------        -------        -------        -------        -------       -------
     (0.52)         1.19            3.37           1.64           2.32          (0.66)          0.93          (0.81)         0.75
  --------      --------         -------        -------        -------        -------        -------        -------       -------

     (0.21)        (0.49)          (0.42)         (0.28)         (0.24)         (0.48)         (0.46)         (0.42)        (0.41)
     (0.43)        (1.79)          (0.49)            --             --             --          (0.22)         (0.08)           --
  --------      --------         -------        -------        -------        -------        -------        -------       -------
     (0.64)        (2.28)          (0.91)         (0.28)         (0.24)         (0.48)         (0.68)         (0.50)        (0.41)
  --------      --------         -------        -------        -------        -------        -------        -------       -------
  $  11.67      $  12.83         $ 13.92        $ 11.46        $ 10.10        $  8.02        $  9.16        $  8.91       $ 10.22
  ========      ========         =======        =======        =======        =======        =======        =======       =======
     (4.09%)        8.95%          30.80%         16.43%         29.58%         (7.25%)        10.73%         (7.83%)        7.76%


       4.8%+         3.5%            3.4%           2.9%           2.8%           4.7%           5.6%           4.4%          4.1%
       1.9%+         1.9%            1.9%           2.3%           2.7%           2.5%           2.6%           2.6%          2.7%
        77%          269%            370%           291%           283%           204%           308%           182%          147%
          (d)           (d)             (d)            (d)            (d)            (d)            (d)            (d)           (d)
  $180,304      $160,407         $58,943        $28,899        $20,029        $17,791        $25,651        $29,189       $36,627

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================
MAINSTAY TOTAL RETURN FUND
================================================================================

Selected data for a share outstanding throughout the period January 1, 1997 through June 30, 1997, the years ended December 31, 1996 and December 31, 1995, the period September 1, 1994 through December 31, 1994 and the years ended August 31, 1994, August 31, 1993, August 31, 1992, August 31, 1991, August 31,
1990, August 31, 1989 and the period December 29, 1987 through August 31, 1988.



                                               Class A      Class B          Class A       Class B          Class A      Class B
                                               -------     ----------        -------      ----------        -------      --------
                                                  January 1 through                Year Ended                    Year Ended
                                                   June 30, 1997*               December 31, 1996             December 31, 1995
                                               ----------------------        -----------------------        ---------------------
Net asset value at beginning of period ....    $ 20.09     $    20.10        $ 18.53      $    18.53        $ 14.76      $  14.76
                                               -------     ----------        -------      ----------        -------      --------
Net investment income .....................       0.19           0.14           0.37            0.27           0.42          0.33
Net realized and unrealized gain (loss)
 on investments ...........................       1.72           1.71           2.07            2.08           3.77          3.77
                                               -------     ----------        -------      ----------        -------      --------
Total from investment operations ..........       1.91           1.85           2.44            2.35           4.19          4.10
                                               -------     ----------        -------      ----------        -------      --------
Less dividends and distributions:
From net investment income ................      (0.19)         (0.14)         (0.37)          (0.27)         (0.42)        (0.33)
From net realized gain on investments .....         --             --          (0.51)          (0.51)            --            --
                                               -------     ----------        -------      ----------        -------      --------
Total dividends and distributions .........      (0.19)         (0.14)         (0.88)          (0.78)         (0.42)        (0.33)
                                               -------     ----------        -------      ----------        -------      --------
Net asset value at end of period ..........    $ 21.81     $    21.81        $ 20.09      $    20.10        $ 18.53      $  18.53
                                               =======     ==========        =======      ==========        =======      ========
Total investment return(c) ................       9.57%          9.27%         13.22%          12.73%         28.66%        27.96%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income ....................       1.88%+         1.42%+          1.9%            1.4%           2.5%          2.0%
 Expenses .................................       1.15%+         1.61%+          1.1%            1.6%           1.1%          1.7%
Portfolio turnover rate ...................         79%            79%           173%            173%           228%          228%
Average commission rate paid ..............    $0.0595     $   0.0595        $0.0599      $   0.0599               (d)           (d)
Net assets at end of period (in 000's) ....    $92,244     $1,117,970        $68,975      $1,029,878        $19,206      $860,881

----------

*    Unaudited.

+    Annualized.

(a)  The Fund changed its fiscal year end from August 31 to December 31.

(b)  Commenced operations December 29, 1987.

(c) Total return is calculated exclusive of sales charges and is not annualized.

(d) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================

================================================================================

                                                                         Class B
------------------------------------------------------------------------------------------------------------------------------------
September 1
  through                                                         Year Ended August 31,
December 31,       -----------------------------------------------------------------------------------------------------------------
  1994(a)            1994              1993              1992             1991             1990            1989          1988(b)
 --------          --------          --------          --------         --------         -------         -------         ------
 $  15.28          $  15.42          $  13.37          $  13.89         $  11.07         $ 11.82         $ 10.24         $10.00
 --------          --------          --------          --------         --------         -------         -------         ------
     0.11              0.38              0.33              0.22             0.26            0.32            0.38           0.18

    (0.52)            (0.02)             2.31              0.32             2.83           (0.29)           1.67           0.16
 --------          --------          --------          --------         --------         -------         -------         ------
    (0.41)             0.36              2.64              0.54             3.09            0.03            2.05           0.34
 --------          --------          --------          --------         --------         -------         -------         ------

    (0.11)            (0.37)            (0.36)            (0.23)           (0.27)          (0.33)          (0.38)         (0.10)
       --             (0.13)            (0.23)            (0.83)              --           (0.45)          (0.09)            --
 --------          --------          --------          --------         --------         -------         -------         ------
    (0.11)            (0.50)            (0.59)            (1.06)           (0.27)          (0.78)          (0.47)         (0.10)
 --------          --------          --------          --------         --------         -------         -------         ------
 $  14.76          $  15.28          $  15.42          $  13.37         $  13.89         $ 11.07         $ 11.82         $10.24
 ========          ========          ========          ========         ========         =======         =======         ======
    (2.65%)            2.41%            20.09%             3.96%           28.42%           0.19%          20.69%          3.39%


      2.5%+             2.5%              2.4%              1.7%             2.1%            2.8%            3.6%           3.0%+
      1.7%+             1.7%              1.8%              2.0%             2.4%            2.4%            2.8%           3.4%+
       74%              273%              340%              316%             213%            171%            271%           197%
         (d)               (d)               (d)               (d)              (d)             (d)             (d)            (d)
 $648,725          $639,619          $486,959          $292,002         $116,072         $47,008         $21,383         $9,936

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================
MAINSTAY VALUE FUND
================================================================================

Selected data for a share outstanding throughout the period January 1, 1997 through June 30, 1997, the years ended December 31, 1996 and December 31, 1995, the period September 1, 1994 through December 31, 1994 and the years ended August 31, 1994, August 31, 1993, August 31, 1992, August 31, 1991, August 31,
1990, August 31, 1989, August 31, 1988 and August 31, 1987.


                                                  Class A      Class B          Class A      Class B         Class A     Class B
                                                  -------     ----------        -------     ----------       -------     --------
                                                    January 1 through                 Year Ended                 Year Ended
                                                      June 30, 1997*               December 31, 1996          December 31, 1995
                                                  ----------------------        ----------------------       --------------------
Net asset value at beginning of period ...        $ 20.34     $    20.32        $ 18.25     $    18.25       $ 14.66     $  14.66
                                                  -------     ----------        -------     ----------       -------     --------
Net investment income (loss) .............           0.13           0.08           0.30           0.20          0.29         0.19
Net realized and unrealized gain (loss)
 on investments ..........................           2.06           2.06           3.66           3.64          3.91         3.91
                                                  -------     ----------        -------     ----------       -------     --------
Total from investment operations .........           2.19           2.14           3.96           3.84          4.20         4.10
                                                  -------     ----------        -------     ----------       -------     --------
Less dividends and distributions:
From net investment income ...............          (0.13)         (0.08)         (0.30)         (0.20)        (0.29)       (0.19)
From net realized gain on investments ....             --             --          (1.57)         (1.57)        (0.32)       (0.32)
                                                  -------     ----------        -------     ----------       -------     --------
Total dividends and distributions ........          (0.13)         (0.08)         (1.87)         (1.77)        (0.61)       (0.51)
                                                  -------     ----------        -------     ----------       -------     --------
Net asset value at end of period .........        $ 22.40     $    22.38        $ 20.34     $    20.32       $ 18.25     $  18.25
                                                  =======     ==========        =======     ==========       =======     ========
Total investment return(b) ...............          10.79%         10.55%         21.84%         21.11%        28.74%       28.01%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income (loss) ............           1.23%+         0.75%+          1.6%           1.1%          1.5%         0.9%
 Expenses ................................           1.13%+         1.61%+          1.1%           1.6%          1.2%         1.8%
Portfolio turnover rate ..................             36%            36%            47%            47%           48%          48%
Average commission rate paid .............        $0.0595     $   0.0595        $0.0595     $   0.0595              (c)          (c)
Net assets at end of period (in 000's) ...        $96,917     $1,214,708        $73,259     $1,019,307       $25,258     $708,840

----------

*    Unaudited.

+    Annualized.

(a)  The Fund changed its fiscal year end from August 31 to December 31.

(b) Total return is calculated exclusive of sales charges and is not annualized.

(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================

================================================================================


                                                                        Class B
------------------------------------------------------------------------------------------------------------------------------------
September 1
 through                                                        Year Ended August 31,
December 31,     -------------------------------------------------------------------------------------------------------------------
 1994(a)           1994            1993            1992           1991          1990          1989           1988           1987
 --------        --------        --------        -------        -------       -------       -------        -------        -------
 $  16.30        $  15.90        $  13.82        $ 13.27        $ 10.42       $ 12.55       $  9.51        $ 11.62        $ 10.37
 --------        --------        --------        -------        -------       -------       -------        -------        -------
     0.04            0.06            0.07           0.12           0.14          0.25          0.19           0.09          (0.08)

    (1.03)           1.04            3.40           1.64           3.07         (1.47)         2.98          (2.09)          1.33
 --------        --------        --------        -------        -------       -------       -------        -------        -------
    (0.99)           1.10            3.47           1.76           3.21         (1.22)         3.17          (2.00)          1.25
 --------        --------        --------        -------        -------       -------       -------        -------        -------

    (0.03)          (0.06)          (0.10)         (0.09)         (0.20)        (0.18)        (0.13)         (0.06)            --
    (0.62)          (0.64)          (1.29)         (1.12)         (0.16)        (0.73)           --          (0.05)            --
 --------        --------        --------        -------        -------       -------       -------        -------        -------
    (0.65)          (0.70)          (1.39)         (1.21)         (0.36)        (0.91)        (0.13)         (0.11)            --
 --------        --------        --------        -------        -------       -------       -------        -------        -------
 $  14.66        $  16.30        $  15.90        $ 13.82        $ 13.27       $ 10.42       $ 12.55        $  9.51        $ 11.62
 ========        ========        ========        =======        =======       =======       =======        =======        =======
    (6.03%)          7.26%          26.58%         14.82%         31.79%       (10.23%)       33.66%        (17.22%)        12.05%


      0.8%+           0.5%            0.5%           0.8%           1.2%          2.2%          1.7%           0.9%          (1.1%)
      1.8%+           1.9%            1.9%           1.9%           2.4%          2.6%          2.8%           2.9%           3.3%
       11%             53%             77%           145%           150%          117%          107%            88%            41%
         (c)             (c)             (c)            (c)            (c)           (c)           (c)            (c)            (c)
 $472,365        $449,789        $226,524        $77,877        $44,548       $30,827       $26,218        $17,252        $20,647

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================
MAINSTAY GOVERNMENT FUND (++)
================================================================================

Selected data for a share outstanding throughout the period January 1, 1997 through June 30, 1997, the years ended December 31, 1996 and December 31, 1995, the period September 1, 1994 through December 31, 1994 and the years ended August 31, 1994, August 31, 1993, August 31, 1992, August 31, 1991, August 31,
1990, August 31, 1989, August 31, 1988 and August 31, 1987.

                                                        Class A    Class B        Class A     Class B      Class A      Class B
                                                        -------    --------       -------    --------      -------      --------
                                                         January 1 through            Year Ended                Year Ended
                                                           June 30, 1997*          December 31, 1996         December 31, 1995
                                                        -------------------       -------------------      ---------------------
Net asset value at beginning of period ..............   $  8.06    $   8.04       $  8.41    $   8.41      $  7.76      $   7.76
                                                        -------    --------       -------    --------      -------      --------
Net investment income ...............................      0.26        0.24          0.50        0.46         0.58          0.54
Net realized and unrealized gain (loss)
 on investments .....................................     (0.07)      (0.07)        (0.35)      (0.37)        0.65          0.65
                                                        -------    --------       -------    --------      -------      --------
Total from investment operations ....................      0.19        0.17          0.15        0.09         1.23          1.19
                                                        -------    --------       -------    --------      -------      --------
Less dividends and distributions:
From net investment income ..........................     (0.25)      (0.22)        (0.50)      (0.46)       (0.58)        (0.54)
In excess of net investment income ..................        --          --            --          --        (0.00)(c)     (0.00)(c)
Return of capital ...................................        --          --            --          --           --            --
                                                        -------    --------       -------    --------      -------      --------
Total dividends and distributions ...................     (0.25)      (0.22)        (0.50)      (0.46)       (0.58)        (0.54)
                                                        -------    --------       -------    --------      -------      --------
Net asset value at end of period ....................   $  8.00    $   7.99       $  8.06    $   8.04      $  8.41      $   8.41
                                                        =======    ========       =======    ========      =======      ========
Total investment return(b) ..........................      2.36%       2.11%         1.97%       1.25%       16.38%        15.69%
Ratios (to average net assets)/Supplemental Data:
 Net investment income ..............................      6.45%+      5.91%+         6.3%        5.7%         7.3%          6.7%
 Expenses ...........................................      1.09%+      1.63%+         1.0%        1.6%         1.0%          1.7%
Portfolio turnover rate .............................       150%        150%          307%        307%         540%          540%
Net assets at end of period (in 000's) ..............   $17,302    $677,486       $16,413    $782,970      $12,784      $990,184

----------

*    Unaudited.

+    Annualized.

(++) Formerly Government Plus Fund.

(a)  The Fund changed its fiscal year end from August 31 to December 31.

(b) Total return is calculated exclusive of sales charges and is not annualized.

(c)  Less than one cent per share.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================

================================================================================

                                                                           Class B
------------------------------------------------------------------------------------------------------------------------------------
September 1
  through                                                            Year Ended August 31,
December 31,       -----------------------------------------------------------------------------------------------------------------
   1994(a)            1994              1993             1992          1991         1990          1989          1988         1987
 ----------        ----------        ----------        --------      --------     --------      --------      --------     --------
 $     8.04        $     8.77        $     8.88        $   8.82      $   8.48     $   9.01      $   8.96      $   9.40     $  10.00
 ----------        ----------        ----------        --------      --------     --------      --------      --------     --------
       0.19              0.57              0.68            0.73          0.81         0.83          0.99          0.95         0.95

      (0.29)            (0.71)            (0.09)           0.07          0.35        (0.52)        (0.04)        (0.44)       (0.51)
 ----------        ----------        ----------        --------      --------     --------      --------      --------     --------
      (0.10)            (0.14)             0.59            0.80          1.16         0.31          0.95          0.51         0.44
 ----------        ----------        ----------        --------      --------     --------      --------      --------     --------

      (0.18)            (0.57)            (0.70)          (0.74)        (0.82)       (0.84)        (0.90)        (0.95)       (1.04)
         --             (0.01)               --              --            --           --            --            --           --
         --             (0.01)               --              --            --           --            --            --           --
 ----------        ----------        ----------        --------      --------     --------      --------      --------     --------
      (0.18)            (0.59)            (0.70)          (0.74)        (0.82)       (0.84)        (0.90)        (0.95)       (1.04)
 ----------        ----------        ----------        --------      --------     --------      --------      --------     --------
 $     7.76        $     8.04        $     8.77        $   8.88      $   8.82     $   8.48      $   9.01      $   8.96     $   9.40
 ==========        ==========        ==========        ========      ========     ========      ========      ========     ========
      (1.24%)           (1.63%)            6.92%           9.46%        14.33%        3.53%        11.18%         5.53%        4.62%

        7.1%+             7.1%              7.8%            8.3%          9.5%         9.4%         10.2%         10.3%         9.7%
        1.7%+             1.7%              1.7%            1.8%          1.8%         2.0%          2.0%          2.0%         1.9%
        143%              491%              629%            613%          318%         228%          383%          476%         594%
 $1,024,492        $1,119,586        $1,210,998        $957,010      $622,550     $463,010      $512,669      $436,836     $349,817

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================
MAINSTAY HIGH YIELD CORPORATE BOND FUND
================================================================================

Selected data for a share outstanding throughout the period January 1, 1997 through June 30, 1997, the years ended December 31, 1996 and December 31, 1995, the period September 1, 1994 through December 31, 1994 and the years ended August 31, 1994, August 31, 1993, August 31, 1992, August 31, 1991, August 31,
1990, August 31, 1989, August 31, 1988 and August 31, 1987.




                                                  Class A       Class B        Class A      Class B        Class A     Class B
                                                 --------     ----------      --------     ----------      -------    ----------
                                                    January 1 through                Year Ended                 Year Ended
                                                      June 30, 1997*             December 31, 1996           December 31, 1995
                                                 -----------------------      -----------------------      ---------------------
Net asset value at beginning of period .......   $   8.27     $     8.26      $   7.92     $     7.92      $  7.44    $     7.44
                                                 --------     ----------      --------     ----------      -------    ----------
Net investment income ........................       0.35           0.32          0.72           0.67         0.84          0.81
Net realized and unrealized gain (loss)
 on investments ..............................       0.18           0.18          0.52           0.52         0.61          0.61
Net realized and unrealized gain (loss)
 on foreign currency transactions ............      (0.00)(c)      (0.00)(c)     (0.00)(c)      (0.00)(c)    (0.00)(c)     (0.00)(c)
                                                 --------     ----------      --------     ----------      -------    ----------
Total from investment operations .............       0.53           0.50          1.24           1.19         1.45          1.42
                                                 --------     ----------      --------     ----------      -------    ----------
Less dividends and distributions:
From net investment income ...................      (0.36)         (0.34)        (0.71)         (0.67)       (0.84)        (0.81)
In excess of net investment income ...........         --             --            --             --        (0.01)        (0.01)
From net realized gain on investments ........         --             --         (0.18)         (0.18)       (0.10)        (0.10)
In excess of net realized gain
 on investments ..............................         --             --            --             --        (0.02)        (0.02)
                                                 --------     ----------      --------     ----------      -------    ----------
Total dividends and distributions ............      (0.36)         (0.34)        (0.89)         (0.85)       (0.97)        (0.94)
                                                 --------     ----------      --------     ----------      -------    ----------
Net asset value at end of period .............   $   8.44     $     8.42      $   8.27     $     8.26      $  7.92    $     7.92
                                                 ========     ==========      ========     ==========      =======    ==========
Total investment return(b) ...................       6.58%          6.15%        16.33%         15.58%       20.28%        19.71%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income .......................       8.54%+         7.95%+         9.0%           8.4%        10.2%          9.5%
 Net expenses ................................       1.00%+         1.59%+         1.0%           1.6%         1.0%          1.6%
Portfolio turnover rate ......................         55%            55%          118%           118%         137%          137%
Average commission rate paid .................   $ 0.0570     $   0.0570      $ 0.0630     $   0.0630             (d)           (d)
Net assets at end of period (in 000's) .......   $176,232     $2,945,504      $116,805     $2,441,180      $42,850    $1,601,238

----------

 *   Unaudited.

 +   Annualized.

(a)  The Fund changed its fiscal year end from August 31 to December 31.

(b) Total return is calculated exclusive of sales charges and is not annualized.

(c)  Less than one cent per share.

(d) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================

================================================================================


                                                                        Class B
------------------------------------------------------------------------------------------------------------------------------------
September 1
   through                                                        Year Ended August 31,
December 31,      ------------------------------------------------------------------------------------------------------------------
   1994(a)           1994            1993           1992           1991           1990          1989          1988          1987
 ----------       ----------       --------       --------       --------       --------      --------      --------      -------
 $     7.70       $     7.93       $   7.41       $   6.66       $   6.54       $   8.34      $   9.10      $   9.37      $  9.95
 ----------       ----------       --------       --------       --------       --------      --------      --------      -------
       0.23             0.69           0.70           0.79           0.89           1.01          1.41          1.08         0.99

      (0.27)           (0.08)          0.54           0.75           0.15          (1.77)        (0.85)        (0.30)       (0.48)

         --               --             --             --             --             --            --            --           --
 ----------       ----------       --------       --------       --------       --------      --------      --------      -------
      (0.04)            0.61           1.24           1.54           1.04          (0.76)         0.56          0.78         0.51
 ----------       ----------       --------       --------       --------       --------      --------      --------      -------

      (0.22)           (0.67)         (0.72)         (0.79)         (0.92)         (1.04)        (1.32)        (1.05)       (1.09)
         --               --             --             --             --             --            --            --           --
         --            (0.17)            --             --             --             --            --            --           --

         --               --             --             --             --             --            --            --           --
 ----------       ----------       --------       --------       --------       --------      --------      --------      -------
      (0.22)           (0.84)         (0.72)         (0.79)         (0.92)         (1.04)        (1.32)        (1.05)       (1.09)
 ----------       ----------       --------       --------       --------       --------      --------      --------      -------
 $     7.44       $     7.70       $   7.93       $   7.41       $   6.66       $   6.54      $   8.34      $   9.10      $  9.37
 ==========       ==========       ========       ========       ========       ========      ========      ========      =======
      (0.48%)           7.95%         18.58%         24.55%         18.25%         (9.51%)        6.71%         8.98%        5.45%


        9.1%+            8.7%           9.9%          11.0%          14.4%          14.3%         15.3%         12.1%        11.2%
        1.6%+            1.6%           1.7%           1.9%           2.1%           2.1%          2.1%          2.2%         2.1%
         45%             190%           207%           226%           214%           305%          403%          437%          48%
           (d)              (d)            (d)            (d)            (d)            (d)           (d)           (d)          (d)
 $1,128,913       $1,090,261       $808,538       $447,819       $262,103       $201,052      $181,496      $109,569      $85,786

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================
MAINSTAY INTERNATIONAL BOND FUND
================================================================================

Selected data for a share outstanding throughout the period January 1, 1997 through June 30, 1997, the years ended December 31, 1996 and December 31, 1995 and the period September 13, 1994 through December 31, 1994.

                                                                                                                        Class B
                                                                                                                     ---------------

                                               Class A      Class B    Class A      Class B   Class A      Class B   September 13(a)

                                               --------     -------    --------     -------   -------     ---------     through
                                                January 1 through           Year Ended              Year Ended         December 31,
                                                  June 30, 1997*         December 31, 1996        December 31, 1995       1994
                                               --------------------    --------------------   ---------------------  ---------------

Net asset value at beginning of period .....   $  10.95    $  10.98    $  10.43    $  10.45     $   9.90   $   9.90   $  10.00
                                               --------    --------    --------    --------     --------   --------   --------
Net investment income ......................       0.28        0.21        0.72        0.64         1.15       1.06       0.12
Net realized and unrealized gain (loss) on
 investments ...............................      (0.56)      (0.47)       0.27        0.27         0.59       0.61      (0.08)
Net realized and unrealized gain (loss) on
 foreign currency transactions .............       0.29        0.24        0.41        0.42         0.07       0.07      (0.02)
                                               --------    --------    --------    --------     --------   --------   --------
Total from investment operations ...........       0.01       (0.02)       1.40        1.33         1.81       1.74       0.02
                                               --------    --------    --------    --------     --------   --------   --------
Less dividends and distributions:
From net investment income .................      (0.31)      (0.27)      (0.73)      (0.65)       (0.61)     (0.56)     (0.12)
From net realized gain on investments
 and foreign currency transactions .........         --          --       (0.15)      (0.15)       (0.28)     (0.28)        --
In excess of net realized gain on
 investments and foreign currency
 transactions ..............................         --          --          --          --        (0.39)     (0.35)        --
                                               --------    --------    --------    --------     --------   --------   --------

Total dividends and distributions ..........      (0.31)      (0.27)      (0.88)      (0.80)       (1.28)     (1.19)     (0.12)
                                               --------    --------    --------    --------     --------   --------   --------
Net asset value at end of period ...........   $  10.65    $  10.69    $  10.95    $  10.98     $  10.43   $  10.45   $   9.90
                                               ========    ========    ========    ========     ========   ========   ========
Total investment return(b) .................       0.16%      (0.14%)     13.90%      13.13%       18.68%     17.96%      0.20%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income .....................       5.27%+      4.62%+       5.4%        4.8%         5.6%       4.9%       4.8%+
 Net Expenses ..............................       1.49%+      2.14%+       1.5%        2.1%         1.5%       2.2%       2.8%+
 Expenses (before waiver) ..................       1.79%+      2.44%+       1.8%        2.4%         1.8%       2.5%       3.1%+
Portfolio turnover rate ....................        100%        100%         59%         59%         103%       103%         4%
Net assets at end of period (in 000's) .....   $ 11,615    $ 20,911    $ 11,965    $ 19,020     $ 11,494   $ 13,212   $ 17,155

---------

 *   Unaudited.

 +   Annualized.

(a)  Commencement of operations.

(b) Total return is calculated exclusive of sales charges and is not annualized.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------


================================================================================
MAINSTAY STRATEGIC INCOME FUND
================================================================================

Selected data for a share outstanding throughout the period February 28, 1997 through June 30, 1997.

                                                                      Class A       Class B
                                                                    ----------     ----------
                                                                        February 28, 1997(a)
                                                                              through
                                                                          June 30, 1997*
                                                                    -------------------------
Net asset value at beginning of period ..........................   $    10.00     $    10.00
                                                                    ----------     ----------

Net investment income ...........................................         0.18           0.16
Net realized and unrealized gain on investments .................         0.08           0.08
Net realized and unrealized gain on foreign currency transactions         0.03           0.03
                                                                    ----------     ----------

Total from investment operations ................................         0.29           0.27
                                                                    ----------     ----------

Less dividends:

From net investment income ......................................        (0.17)         (0.16)
                                                                    ----------     ----------

Net asset value at end of period ................................   $    10.12     $    10.11
                                                                    ==========     ==========

Total investment return (b) .....................................         2.97%          2.68%
Ratios (to average net assets)/Supplemental Data:
 Net investment income ..........................................         6.54%+         5.79%+
 Net expenses ...................................................         1.15%+         1.90%+
 Expenses (before reimbursement) ................................         1.41%+         2.16%+
Portfolio turnover rate .........................................          129%           129%
Net assets at end of period (in 000's) ..........................   $   28,740     $   24,539

----------

*    Unaudited.

+    Annualized.

(a)  Commencement of operations.

(b) Total return is calculated exclusive of sales charges and is not annualized.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================
MAINSTAY MONEY MARKET FUND
================================================================================

  Selected data for a share outstanding throughout the period January 1, 1997 through June 30, 1997, the years ended December 31, 1996 and December 31, 1995, the period September 1, 1994 through December 31, 1994, and the years ended August 31, 1994, August 31, 1993, August 31, 1992, August 31, 1991,
  August 31, 1990, August 31, 1989, August 31, 1988 and August 31, 1987.



                                                  Class A       Class B        Class A      Class B        Class A     Class B
                                                 --------     ----------      --------     ----------      -------    ----------
                                                    January 1 through                Year Ended                 Year Ended
                                                      June 30, 1997*             December 31, 1996           December 31, 1995
                                                 -----------------------      -----------------------      ---------------------
Net asset value at beginning of period ......    $   1.00     $    1.00       $    1.00    $    1.00       $   1.00   $    1.00
                                                 --------     ---------       ---------    ---------       --------   ---------

Net investment income .......................        0.02          0.02            0.05         0.05           0.05        0.05
                                                 --------     ---------       ---------    ---------       --------   ---------

Less dividends from net investment income ...       (0.02)        (0.02)          (0.05)       (0.05)         (0.05)      (0.05)
                                                 --------     ---------       ---------    ---------       --------   ---------

Net asset value at end of period ............    $   1.00     $    1.00       $    1.00    $    1.00       $   1.00   $    1.00
                                                 ========     =========       =========    =========       ========   =========

Total investment return(b) ..................        2.46%         2.46%           4.91%        4.91%          5.51%       5.51%

Ratios (to average net
 assets)/Supplemental Data:
 Net investment income ......................        4.91%+        4.91%+           4.8%         4.8%           5.4%        5.4%
 Net expenses ...............................        0.70%+        0.70%+           0.7%         0.7%           0.7%        0.7%
 Expenses (before waiver and reimbursement)          0.96%+        0.96%+           1.0%         1.0%           0.9%        0.9%
Net assets at end of period (in 000's) ......    $ 70,392     $ 339,492       $  53,890    $ 317,483       $ 34,880   $ 279,843

----------
*    Unaudited.

+    Annualized.

(a)  The Fund changed its fiscal year end from August 31 to December 31.

(b)  Total return is not annualized.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================

================================================================================


                                                                          Class B
------------------------------------------------------------------------------------------------------------------------------------
 September 1
   through                                                         Year Ended August 31,
 December 31,     ------------------------------------------------------------------------------------------------------------------
   1994(a)           1994            1993           1992           1991           1990          1989          1988          1987
 ----------       ----------       --------       --------       --------       --------      --------      --------      -------
$    1.00         $    1.00        $    1.00      $    1.00      $    1.00      $    1.00     $    1.00     $   1.00      $   1.00
---------         ---------        ---------      ---------      ---------      ---------     ---------     --------      --------

     0.02              0.03             0.03           0.04           0.06           0.08          0.08         0.06          0.05
---------         ---------        ---------      ---------      ---------      ---------     ---------     --------      --------

    (0.02)            (0.03)           (0.03)         (0.04)         (0.06)         (0.08)        (0.08)       (0.06)        (0.05)
---------         ---------        ---------      ---------      ---------      ---------     ---------     --------      --------

$    1.00         $    1.00        $    1.00      $    1.00      $    1.00      $    1.00     $    1.00     $   1.00      $   1.00
=========         =========        =========      =========      =========      =========     =========     ========      ========

     1.54%             3.08%            2.71%          3.80%          6.63%          8.36%         8.75%        6.76%         5.11%



      4.6%+             3.1%             2.7%           4.0%           6.5%           7.7%          8.6%         6.5%          5.1%
      0.7%+             0.7%             0.7%           0.7%           0.7%           0.7%          0.7%         0.8%          1.3%
      0.9%+             1.0%             0.9%           1.0%           0.9%           0.9%          1.0%         1.0%          1.6%
$ 221,912         $ 192,477        $ 149,907      $ 182,567      $ 246,954      $ 256,489     $ 171,088     $ 59,572      $ 24,646

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================
MAINSTAY CALIFORNIA TAX FREE FUND
================================================================================

Selected data for a share outstanding throughout the period January 1, 1997 through June 30, 1997, the years ended December 31, 1996 and December 31, 1995, the period September 1, 1994 through December 31, 1994, the years ended August 31, 1994 and August 31, 1993 and the period October 1, 1991 through August 31, 1992.


                                                     Class A        Class B        Class A       Class B
                                                    ----------     ----------    ----------     ----------
                                                        January 1 through                Year Ended
                                                          June 30, 1997*              December 31, 1996
                                                    -------------------------    -------------------------
Net asset value at beginning of period ..........   $     9.78     $     9.75    $     9.95     $     9.91
                                                    ----------     ----------    ----------     ----------
Net investment income ...........................         0.24           0.23          0.49           0.45

Net realized and unrealized gain (loss) on
 investments ....................................        (0.02)         (0.01)        (0.16)         (0.16)
                                                    ----------     ----------    ----------     ----------
Total from investment operations ................         0.22           0.22          0.33           0.29
                                                    ----------     ----------    ----------     ----------
Less dividends and distributions:

From net investment income ......................        (0.24)         (0.23)        (0.50)         (0.45)
From net realized gain on investments ...........           --             --            --             --
                                                    ----------     ----------    ----------     ----------

Total dividends and distributions ...............        (0.24)         (0.23)        (0.50)         (0.45)
                                                    ----------     ----------    ----------     ----------

Net asset value at end of period ................   $     9.76     $     9.74    $     9.78     $     9.75
                                                    ==========     ==========    ==========     ==========


Total investment return(c) ......................         2.29%          2.28%         3.44%          3.10%
Ratios (to average net assets)/Supplemental Data:
 Net investment income ..........................         5.03%+         4.78%+         5.0%           4.7%
 Net expenses ...................................         1.24%+         1.49%+        1.24%          1.49%
 Expenses (before reimbursement) ................         1.29%+         1.54%+         1.3%           1.6%
Portfolio turnover rate .........................           44%+           44%+          79%            79%
Net assets at end of period (in 000's) ..........   $   16,605     $    6,071    $   18,098     $    5,089

----------

  *  Unaudited.

  +  Annualized.

(a)  The Fund changed its fiscal year end from August 31 to December 31.

(b)  Commencement of operations.

(c) Total return is calculated exclusive of sales charges and is not annualized.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================

================================================================================


                                                     Class A
                             ---------------------------------------------------------
                                                                            October 1,
  Class A        Class B     September 1        Year           Year           1991(b)
----------     ----------      through          Ended          Ended         through
         Year Ended          December 31,     August 31,     August 31,     August 31,
     December 31, 1995         1994(a)          1994           1993           1992
-------------------------    ------------   ------------   ------------   ------------
$     9.10     $     9.10    $     9.57     $    10.38     $     9.90     $     9.55
----------     ----------    ----------     ----------     ----------     ----------
      0.50           0.52          0.17           0.53           0.55           0.45


      0.85           0.81         (0.47)         (0.51)          0.64           0.30
----------     ----------    ----------     ----------     ----------     ----------
      1.35           1.33         (0.30)          0.02           1.19           0.75
----------     ----------    ----------     ----------     ----------     ----------

     (0.50)         (0.52)        (0.17)         (0.52)         (0.59)         (0.40)
        --             --            --          (0.31)         (0.12)            --
----------     ----------    ----------     ----------     ----------     ----------

     (0.50)         (0.52)        (0.17)         (0.83)         (0.71)         (0.40)
----------     ----------    ----------     ----------     ----------     ----------
$     9.95     $     9.91    $     9.10     $     9.57     $    10.38     $     9.90
==========     ==========    ==========     ==========     ==========     ==========

     15.18%         14.91%        (3.11%)         0.12%         12.58%          8.02%

       5.3%           5.1%          5.5%+          5.4%           5.6%           5.6%+
      1.24%          1.49%         0.99%+         0.99%          0.99%          0.99%+
       1.4%           1.7%          1.2%+          1.1%           1.2%           1.6%+
       107%           107%           24%            96%           154%            87%
$   19,825     $    1,963    $   16,667     $   17,356     $   14,603     $   10,085

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================
MAINSTAY NEW YORK TAX FREE FUND
================================================================================

Selected data for a share outstanding throughout the period January 1, 1997 through June 30, 1997, the years ended December 31, 1996 and December 31, 1995, the period September 1, 1994 through December 31, 1994, the years ended August 31, 1994 and August 31, 1993 and the period October 1, 1991 through August 31, 1992.

                                                     Class A        Class B        Class A       Class B
                                                    ----------     ----------    ----------     ----------
                                                        January 1 through                Year Ended
                                                          June 30, 1997*              December 31, 1996
                                                    -------------------------    -------------------------
 Net asset value at beginning of period ..........  $     9.91     $     9.84    $    10.12     $    10.02
                                                    ----------     ----------    ----------     ----------

 Net investment income ...........................        0.24           0.23          0.50           0.45
 Net realized and unrealized gain (loss) on
  investments ....................................        0.03           0.03         (0.21)         (0.18)
                                                    ----------     ----------    ----------     ----------
Total from investment operations .................        0.27           0.26          0.29           0.27
                                                    ----------     ----------    ----------     ----------
 Less dividends and distributions:
 From net investment income ......................       (0.24)         (0.23)        (0.50)         (0.45)
 From net realized gain on investments ...........          --             --            --             --
                                                    ----------     ----------    ----------     ----------
 Total dividends and distributions ...............       (0.24)         (0.23)        (0.50)         (0.45)
                                                    ----------     ----------    ----------     ----------
 Net asset value at end of period ................  $     9.94     $     9.87    $     9.91     $     9.84
                                                    ==========     ==========    ==========     ==========

 Total investment return(c) ......................        7.35%          7.08%         3.06%          2.86%

 Ratios (to average net assets)/Supplemental Data:
  Net investment income ..........................        5.09%+         4.84%+         5.0%           4.7%
  Net expenses ...................................        1.24%+         1.49%+        1.24%          1.49%
  Expenses (before reimbursement) ................        1.40%+         1.65%+         1.4%           1.6%
 Portfolio turnover rate .........................          81%            81%          114%           114%
 Net assets at end of period (in 000's) ..........  $   13,789     $    4,746    $   15,572     $    4,100

----------
*    Unaudited.

+    Annualized.

(a)  The Fund changed its fiscal year end from August 31 to December 31.

(b)  Commencement of operations.

(c) Total return is calculated exclusive of sales charges and is not annualized.

-------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================

================================================================================


                                                     Class A
                             ---------------------------------------------------------
                                                                            October 1,
 Class A         Class B     September 1        Year           Year           1991(b)
----------     ----------      through          Ended          Ended         through
         Year Ended          December 31,     August 31,     August 31,     August 31,
     December 31, 1995         1994(a)          1994           1993           1992
-------------------------    ------------   ------------   ------------   ------------
 $     9.20     $     9.20    $     9.58     $    10.43     $     9.95     $     9.55
 ----------     ----------    ----------     ----------     ----------     ----------
       0.52           0.59          0.19           0.56           0.60           0.49

       0.91           0.82         (0.39)         (0.59)          0.54           0.34
 ----------     ----------    ----------     ----------     ----------     ----------
       1.43           1.41         (0.20)         (0.03)          1.14           0.83
 ----------     ----------    ----------     ----------     ----------     ----------

      (0.51)         (0.59)        (0.18)         (0.57)         (0.65)         (0.43)
         --             --            --          (0.25)         (0.01)            --
 ----------     ----------    ----------     ----------     ----------     ----------
      (0.51)         (0.59)        (0.18)         (0.82)         (0.66)         (0.43)
 ----------     ----------    ----------     ----------     ----------     ----------
 $    10.12     $    10.02    $     9.20     $     9.58     $    10.43     $     9.95
 ==========     ==========    ==========     ==========     ==========     ==========

      15.97%         15.67%        (2.11%)        (0.35%)        11.88%          8.95%


        5.4%           5.1%          6.1%+          5.7%           6.0%           5.9%+
       1.24%          1.49%         0.99%+         0.99%          0.98%          0.99%+
        1.4%           1.6%          1.2%+          1.1%           1.2%           1.5%+
        114%           114%           39%           169%           131%            23%
 $   18,248     $    1,588    $   17,106     $   17,862     $   15,665     $   10,605


--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================
MAINSTAY TAX FREE BOND FUND
================================================================================

Selected data for a share outstanding throughout the period January 1, 1997 through June 30, 1997, the years ended December 31, 1996 and December 31, 1995, the period September 1, 1994 through December 31, 1994 and the years ended August 31, 1994, August 31, 1993, August 31, 1992, August 31, 1991, August 31,
1990, August 31, 1989, August 31, 1988 and August 31, 1987.

                                                  Class A       Class B        Class A      Class B        Class A     Class B
                                                 --------     ----------      --------     ----------      -------    ----------
                                                    January 1 through                Year Ended                 Year Ended
                                                      June 30, 1997*             December 31, 1996           December 31, 1995
                                                 -----------------------      -----------------------      ---------------------
Net asset value at beginning of period           $    9.84    $    9.84       $   10.02    $     10.03     $  9.20    $    9.20
                                                 ---------    ---------       ---------    -----------     -------    ---------

Net investment income .................               0.26         0.25            0.54           0.51        0.52         0.51

Net realized and unrealized gain (loss)
 on investments .......................               0.02         0.03           (0.19)         (0.19)       0.83         0.83
                                                 ---------    ---------       ---------    -----------     -------    ---------
Total from investment operations ......               0.28         0.28            0.35           0.32        1.35         1.34
                                                 ---------    ---------       ---------    -----------     -------    ---------
Less dividends and distributions:
From net investment income ............              (0.25)       (0.24)          (0.53)         (0.51)      (0.53)       (0.51)
From net realized gain on investments .                 --           --              --             --          --           --
                                                 ---------    ---------       ---------    -----------     -------    ---------
Total dividends and distributions .....              (0.25)       (0.24)          (0.53)         (0.51)      (0.53)       (0.51)
                                                 ---------    ---------       ---------    -----------     -------    ---------

Net asset value at end of period ......          $    9.87    $    9.88       $    9.84    $      9.84     $ 10.02    $   10.03
                                                 =========    =========       =========    ===========     =======    =========
Total investment return(b) ............               2.92%        2.90%           3.63%          3.33%      15.00%       14.86%
Ratios (to average net assets)
 /Supplemental Data:
 Net investment income ................               5.37%+       5.17%+           5.4%           5.2%        5.5%         5.2%
 Net expenses .........................               1.01%+       1.21%+           1.0%           1.2%        1.0%         1.2%
Portfolio turnover rate ...............                 58%          58%             95%            95%        110%         110%
Net assets at end of period (in 000's)           $  12,441    $ 478,743       $  16,486    $   496,231     $ 9,752    $ 543,314

----------
  *  Unaudited.

  +  Annualized.

(a)  The Fund changed its fiscal year end from August 31 to December 31.

(b) Total return is calculated exclusive of sales charges and is not annualized.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================

================================================================================


                                                               Class B
------------------------------------------------------------------------------------------------------------------------------------
 September 1
   through                                                        Year Ended August 31,
 December 31,     ------------------------------------------------------------------------------------------------------------------
   1994(a)           1994            1993           1992           1991           1990          1989          1988          1987
 ----------       ----------       --------       --------       --------       --------      --------      --------      -------
$      9.71       $     10.39      $    10.21     $     9.82     $     9.40     $    9.74     $    9.60     $     9.73    $   10.02
-----------       -----------      ----------     ----------     ----------     ---------     ---------     ----------    ---------
       0.17              0.54            0.57           0.59           0.59          0.61          0.70           0.65         0.67


      (0.51)            (0.61)           0.47           0.40           0.43         (0.33)         0.08          (0.13)       (0.29)
-----------       -----------      ----------     ----------     ----------     ---------     ---------     ----------    ---------
      (0.34)            (0.07)           1.04           0.99           1.02          0.28          0.78           0.52         0.38
-----------       -----------      ----------     ----------     ----------     ---------     ---------     ----------    ---------

      (0.17)            (0.53)          (0.60)         (0.60)         (0.60)        (0.62)        (0.64)         (0.65)       (0.67)
         --             (0.08)          (0.26)            --             --            --            --             --           --
-----------       -----------      ----------     ----------     ----------     ---------     ---------     ----------    ---------
      (0.17)            (0.61)          (0.86)         (0.60)         (0.60)        (0.62)        (0.64)         (0.65)       (0.67)
-----------       -----------      ----------     ----------     ----------     ---------     ---------     ----------    ---------
$      9.20       $      9.71      $    10.39     $    10.21     $     9.82     $    9.40     $    9.74     $     9.60    $    9.73
===========       ===========      ==========     ==========     ==========     =========     =========     ==========    =========
      (3.53%)           (0.69%)         10.81%         10.42%         11.21%         2.88%         8.34%          5.60%        3.30%


        5.6%+             5.4%            5.6%           5.9%           6.1%          6.4%          6.8%           6.8%         7.0%
        1.2%+             1.2%            1.2%           1.3%           1.4%          1.4%          1.6%           1.5%         1.5%
         37%               92%            138%            97%            52%           44%          186%           215%         153%
$   513,781       $   552,156      $  476,761     $  292,936     $  174,625     $ 131,342     $ 111,787     $   82,042    $  67,559

================================================================================
                            Capital Appreciation Fund
                            The Fund's objective is:
================================================================================
to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

Who should invest? Investors who seek growth and are willing to accept a higher level of risk for higher return potential.
--------------------------------------------------------------------------------


WHO'S MANAGING YOUR MONEY?

EDMUND SPELMAN AND RUDOLPH CARRYL OF MACKAY-SHIELDS FINANCIAL CORPORATION.

Mr. Spelman is a Managing Director at MacKay-Shields who specializes in equities. He joined the firm in 1991 after working as an analyst at Oppenheimer & Co. since 1983. Mr. Spelman has acted as a portfolio manager of the Capital Appreciation and Total Return Funds since 1991. Mr. Carryl joined MacKay-Shields Financial Corporation as a Director--and the manager of this Fund--in 1992 and became a Managing Director in 1997. He has fifteen years of investment management and research experience. Mr. Carryl was research director and senior portfolio manager at Value Line, Inc. from 1978-1992. Mr. Carryl has also acted as a portfolio manager of the Total Return Fund since 1992.


================================================================================
                              The Fund invests in:
================================================================================

The Fund may invest in a variety of companies and securities including common stocks, preferred stocks, warrants, and other equity securities. MacKay-Shields selects investments according to the economic environment and the attractiveness of particular markets. Generally, the Fund does not invest its assets for short-term profits.

Under normal market conditions...

 ...securities of companies with these characteristics:

o    participation in expanding product or service markets;

o    increasing unit sales volume;

o revenue growth and earnings per share superior to the average of common stocks comprising indices such as the S&P 500 Index; or

o    an increasing return on investment.

 ...any other securities that are deemed by MacKay-Shields to be ready for a rise in price, or expected to have accelerated growth in earnings due to special factors like new management, new products, changes in consumer demand, or changes in the economy.

 ...other investments suitable for most or all MainStay Funds. (See pages 50-51, "General Investment Considerations" and pages 67-72, "Description of Investments and Investment Practices," for details.)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Risks? Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indexes, such as the Dow Jones Industrial Average and the S&P 500 Index.
--------------------------------------------------------------------------------

================================================================================
                                Equity Index Fund
                            The Fund's objective is:
================================================================================
to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" or the "Index").

Who should invest? Investors who seek a conservative way to participate in the growth potential of stocks with the protection of a principal guarantee.

See pages 63-64 for more details about the Fund.
--------------------------------------------------------------------------------

Guarantee. This Fund comes with an unconditional guarantee from NYLIFE, Inc. that, 10 years from your date of purchase, the net asset value of a unit (equal to the NAV of a Fund share when purchased, plus the value of all cumulative reinvested dividends and distributions attributable to such share paid during the 10-year period) will not be less than the price you paid for the Fund share. For details and limitations of the guarantee, see "Other Information About the Funds--Equity Index Fund."
--------------------------------------------------------------------------------


WHO'S MANAGING YOUR MONEY?

JAMES MEHLING OF MONITOR CAPITAL ADVISORS, INC.

Mr. Mehling joined Monitor Capital Advisors in 1991 after working as director of risk management in the investment department of New York Life Insurance Company. Mr. Mehling is currently Chief Investment Officer for Monitor. He began his career in financial services with Merrill Lynch in 1976 and was with County NatWest Government Securities from 1987-1989. Mr. Mehling has served as portfolio manager to the Fund since 1991.


================================================================================
                              The Fund invests in:
================================================================================
Under normal market conditions...

 ...at least 80% of net assets in stocks listed in the Index. The Fund will attempt to be fully invested at all times, and will invest in stocks in the same proportions as they are represented in the Index.

The Fund may invest in securities of foreign issuers included in the Index.

 ...other investments suitable for most or all MainStay Funds. (See pages 50-51, "General Investment Considerations" and pages 67-72, "Description of Investments and Investment Practices," for details.)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Risks? An investment in this Fund involves risks similar to those of investing directly in common stocks. The Fund uses the Index because it represents about two-thirds of the total market value of all common stocks, and is well-known to investors. The Index also represents total return performance including reinvested dividends of the stocks in the Index. If the value of the Index declines, the NAV of shares of the Fund will also decline.
--------------------------------------------------------------------------------


The Index is a broad measurement of stock market performance composed of 500 common stocks selected by Standard & Poor's ("S&P").

The Fund is neither sponsored by nor affiliated with S&P.

By including a stock in the Index, neither S&P nor the Fund's Manager or Sub-Adviser takes any stance on the stock's investment value.

================================================================================
                            International Equity Fund
                            The Fund's objective is:
================================================================================
to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

Who should invest? Investors who prefer the higher return potential of international equities or want to add diversification to their domestic investments.

See pages 65-66 for more details about the Fund.
--------------------------------------------------------------------------------


WHO'S MANAGING YOUR MONEY?

SHIGEMI TAKAGI OF MACKAY-SHIELDS FINANCIAL CORPORATION.

Mr. Takagi is a Director at MacKay-Shields, specializing in international equities. He joined the firm in 1989 after working at First Boston Corp. as an international equity analyst. He has served as a portfolio manager since the Fund was started in 1994.


================================================================================
                              The Fund invests in:
================================================================================
Under normal market conditions...

 ...at least 65% of total assets in a diversified portfolio of equity securities, which may include common stocks, preferred stocks, warrants, and other equity securities of issuers, wherever organized, who do business mainly outside the U.S. Eligible investments include any equity or equity-related investments, domestic or foreign, whether denominated in foreign currencies or U.S. dollars.

 ...a variety of countries, with a minimum of 5 countries other than the U.S. This includes countries with established economies as well as emerging market countries, including those in Latin America, and other newly industrialized countries such as South Korea and Taiwan, that the Sub-Adviser believes present favorable opportunities.

 ...no more than 25% of total assets in any one industry group or in any one government, not including the U.S.

The Fund may buy and sell currency on a spot basis and enter into forward foreign currency contracts for hedging purposes. The Fund may also buy foreign currency options, securities and securities index options, and enter into futures contracts and related options. (For more details, see pages 65-66, "Other Information About the Funds--International Equity Fund.")

 ...other investments suitable for most or all MainStay Funds. (See pages 50-51, "General Investment Considerations" and pages 67-72, "Description of Investments and Investment Practices," for details.)
--------------------------------------------------------------------------------


This Fund is for long-term investors who seek growth over current income. It is not designed as a way to speculate on short-term stock market swings. Investors should be able to tolerate sudden and sometimes substantial fluctuations in value.

Risks? Alone, this Fund is not a balanced investment plan. It is appropriate for investors wanting investments in markets outside the U.S., while seeking to avoid undue volatility. The orientation is in avoiding excessive risk, although there are risks associated with any investment. Due to this philosophy, the Fund may not attain as high a return as more aggressively managed international funds--although the Fund is expected to outperform some funds in down markets. There is no guarantee that the Fund will succeed in achieving its objective.

Investments in foreign securities could be more volatile and more difficult to sell than U.S. investments, and involve additional risks. (For more on risks of investing in foreign securities, see page 68, "Description of Investments and Investment Practices--Foreign Securities.")
--------------------------------------------------------------------------------


Securities of issuers in one country may be denominated in the currency of another country.

================================================================================
                                Convertible Fund
                            The Fund's objective is:
================================================================================
to seek capital appreciation together with current income. Certain of the Fund's investments have speculative characteristics.

Who should invest? Investors who want income from securities that may offer growth potential if converted into common stock or the cash value of a stock or a basket or index of equity securities.

See page 63 for more details about the Fund.
--------------------------------------------------------------------------------


WHO'S MANAGING YOUR MONEY?

DENIS LAPLAIGE, NEIL FEINBERG AND THOMAS WYNN OF MACKAY-SHIELDS FINANCIAL CORPORATION.

Mr. Laplaige is President, Senior Managing Director and Chief Investment Officer of MacKay-Shields. He joined the firm in 1982, became a Director in 1988, Managing Director in 1991, a member of the Board of Directors in 1993, Senior Managing Director, and Chief Investment Officer in 1996. He has managed this Fund since 1991 and is also a manager of the Strategic Value Fund, the Value Fund and the High Yield Corporate Bond Fund. Mr. Feinberg is a Director of MacKay-Shields and has been a portfolio manager for the Convertible Fund since he joined the firm in 1992 and is a Manager of the Strategic Income and Strategic Value Funds. For the previous three years, he was an analyst for National Securities and Research Corporation, and for the prior four years he worked as a CPA/auditor for Peat Marwick Main & Company. Mr. Wynn has been a portfolio manager for the Convertible Fund since 1997 and joined the firm in 1995 as a research analyst. He was previously a portfolio manager at Fiduciary Trust for nine years and has over twelve years experience in investment management and research.


================================================================================
                              The Fund invests in:
================================================================================
Under normal market conditions...

 ...at least 65% of net assets in convertible securities (such as preferred stock, bonds, debentures, corporate notes, and others which can be converted into common stock or the cash value of a stock or a basket or index of equity securities).

     The Fund takes a flexible approach by investing in a broad range of securities of a variety of companies and industries.

 ...not more than 5% of total assets in securities that are:

o    rated less than B by Moody's Investors Service, Inc. ("Moody's") or S&P; or

o    unrated but judged by the Sub-Adviser to be of comparable quality.

     The Fund may invest without restriction in securities rated Ba or B by Moody's or BB or B by S&P.

 ...up to 35% of total assets in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities, cash, or cash equivalents.

 ...other investments suitable for most or all MainStay Funds. (See pages 50-51, "General Investment Considerations" and pages 67-72, "Description of Investments and Investment Practices," for details.)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Risks? Generally, when interest rates fall, the NAV rises, and when interest rates rise, the NAV declines.

A convertible security's total return partly depends on the performance of the common stock into which it can be converted. The Fund doesn't generally restrict investments by rating category.

Securities rated Ba (Moody's), BB (S&P) or lower (sometimes called "junk bonds") aren't considered "investment-grade" and run greater risks of price fluctuations, loss of principal and interest, default, or bankruptcy by the issuer, and other risks which is why these securities are considered speculative. (See page 71, "Risks of Investing in High Yield Securities ('Junk Bonds')" for more details; and Appendix A for a description of ratings.)
--------------------------------------------------------------------------------

================================================================================
                                Total Return Fund
                            The Fund's objective is:
================================================================================
to realize current income consistent with reasonable opportunity for future growth of capital and income.

The Fund takes a flexible approach by investing in a broad range of securities which may be spread among different companies, industries, and types of securities. Securities may include common stocks, convertible securities, warrants, bonds, preferred stocks, and other debt obligations, including money market instruments.

Who should invest? Investors who seek a combination of income and growth potential and want to manage risk through diversification.

See page 67 for more details about the Fund.
--------------------------------------------------------------------------------


WHO'S MANAGING YOUR MONEY?

RAVI AKHOURY, EDMUND SPELMAN AND RUDOLPH CARRYL OF MACKAY-SHIELDS FINANCIAL CORPORATION.

Mr. Akhoury joined MacKay-Shields as a Director in 1984, became Managing Director in 1988, President and member, Board of Directors in 1989, Chairman and CEO in 1992 and Senior Managing Director of MacKay-Shields and Executive Vice President of New York Life Insurance Company and Chief Executive Officer of New York Life Asset Management, a division of New York Life Insurance Company in 1997 . Previously, he'd served four years as fixed-income manager for Fischer Francis Trees and Watts and seven years for the Equitable Life Assurance Society. He has been a portfolio manager of the Total Return Fund since 1987, and also manages the Government and Tax Free Bond Funds. Biographies for Mr. Spelman and Mr. Carryl appear on page 36.


================================================================================
                              The Fund invests in:
================================================================================
Under normal market conditions...

 ...at least 30% of net assets in equities. Usually, a majority of stocks of companies with revenue growth and earnings per share better than the average of the stocks that comprise the S&P 500 Index. The Fund also invests in stocks and other equities which the Sub-Adviser believes are "undervalued;"

 ...at least 30% of net assets in debt securities, including U.S. government securities, corporate debt securities, asset-backed securities, mortgage-backed securities and commercial paper. The long-term investments are expected mainly to be rated A or better by S&P or Moody's, or, unrated but judged by the Sub-Adviser to be of comparable quality.

 ...up to 20% of the debt securities may be rated below A but must be rated at least Ba (Moody's) or BB (S&P), or, if unrated, judged by the Sub-Adviser to be of comparable quality.

 ...no more than 5% of the Fund's net assets may be below investment grade.

 ...other investments suitable for most or all MainStay Funds. (See pages 50-51, "General Investment Considerations" and pages 67-72, "Description of Investments and Investment Practices," for details.)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Risks? The Fund may allocate its assets among equity and debt securities and, therefore, has some exposure to the risks of both common stocks and bonds. Debt securities rated Ba (Moody's) or BB (S&P) run greater risks of price fluctuations, default by the issuer, and other risks. Securities rated Ba (Moody's), BB (S&P) are considered speculative and are sometimes called "junk bonds." (See page 71 for more details; and Appendix A for ratings descriptions.)
--------------------------------------------------------------------------------

================================================================================
                                   Value Fund
                            The Fund's objective is:
================================================================================
to realize maximum long-term total return from a combination of capital growth and income. It is not designed or managed primarily to produce current income.

Who should invest? Investors who seek to maximize total return from securities which may have more potential than the market currently sees.
--------------------------------------------------------------------------------


WHO'S MANAGING YOUR MONEY?

DENIS LAPLAIGE AND JEFFREY A. SIMON OF MACKAY-SHIELDS FINANCIAL CORPORATION.

Mr. Laplaige, President, Senior Managing Director and Chief Investment Officer of MacKay-Shields, has served as a portfolio manager of the Value Fund since 1986. His biography is on page 39. Mr. Simon joined MacKay-Shields in 1993. Mr. Simon is a Managing Director of MacKay-Shields and specializes in equity securities. Previously, Mr. Simon was a senior equity research analyst and portfolio manager at National Securities and Research Corporation from 1991-1992 and Neuberger & Berman from 1987-1991.


================================================================================
                              The Fund invests in:
================================================================================
The Fund takes a flexible approach, emphasizing investments in common stocks with the characteristics listed below.

Under normal market conditions...

 ...at least 65% of net assets in common stocks which:

o the Sub-Adviser believes were "undervalued" (selling below their value) when purchased;

o typically pay dividends, although there may be non-dividend-paying stocks if they meet the "undervalued" criteria; and

o are listed on a national securities exchange or are traded in the Over-the-Counter (OTC) market.

 ...other investments suitable for most or all MainStay Funds. (See pages 50-51, "General Investment Considerations" and pages 67-72, "Description of Investments and Investment Practices," for details.)

Usually, stocks deemed to be at full value will be replaced with new, "undervalued" stocks.

In assessing whether a stock is undervalued, the Sub-Adviser considers many factors and will compare the market price to the company's "book" value, estimated value of the company's assets (liquidating value), and cash flow. To a lesser extent, the Sub-Adviser will also look at trends and forecasts such as growth rates and future earnings.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Risks? The Fund invests primarily in common stocks and therefore is exposed to the risks of investing in those securities, including fluctuations in value.
--------------------------------------------------------------------------------

================================================================================
                                 Government Fund
                            The Fund's objective is:
================================================================================
to seek a high level of current income, consistent with safety of principal.

Who should invest? Investors who seek to combine high current income and safety of principal.

See page 64 for more details about the Fund.
--------------------------------------------------------------------------------


WHO'S MANAGING YOUR MONEY?

RAVI AKHOURY AND EDWARD MUNSHOWER OF MACKAY-SHIELDS FINANCIAL CORPORATION.

Mr. Akhoury, Chairman and CEO of MacKay-Shields, has served as portfolio manager of the Government Fund since 1986. His biography appears on page 40.
Mr. Munshower is a Director of MacKay-Shields and has been a portfolio manager for the Government Fund since 1986. Mr. Munshower is also the portfolio manager for the Strategic Income Fund. He joined MacKay-Shields as a fixed income investment specialist in 1985 after having been an investment analyst for New York Life Insurance Company. Mr. Munshower has over 14 years of experience in investment management and research.


================================================================================
                              The Fund invests in:
================================================================================
Under normal market conditions...

 ...at least 65% of net assets in U.S. government securities including:

o U.S. Treasury bills (maturing in one year or less), notes (1-10 years), and bonds (generally 10+ years);

o debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; and

o Government National Mortgage Association ("GNMA") mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools, such as securities issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC").

 ...up to 35% of total assets in mortgage-backed and asset-backed securities that are not U.S. government securities.

 ...enter into agreements to purchase securities on a when-issued or forward commitment basis.

 ...other investments suitable for most or all MainStay Funds. (See pages 50-51, "General Investment Considerations" and pages 67-72, "Description of Investments and Investment Practices," for details.)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Risks? Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's NAV will fluctuate. Generally, when interest rates fall, the NAV rises, and when interest rates rise, the NAV declines.

Mortgage-backed securities may be prepaid prior to maturity. Prepayment rates may be affected by changes in mortgage rates. During periods of falling rates, prepayments tend to increase, and during periods of rising rates, they tend to decrease. Prepayments usually are reinvested at different rates than the original investment. As a result, these securities can increase in value less than "non-callable" bonds during falling rate periods, yet involve comparable risks during rising rate periods.
--------------------------------------------------------------------------------

================================================================================
                         High Yield Corporate Bond Fund
                            The Fund's objective is:
================================================================================
maximum current income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective. The potential for high yield is accompanied by higher risk. Certain of the Fund's investments are speculative.

Who should invest? Investors who want to maximize current income and can accept the higher risk of securities with high yield potential.

See pages 64-65 for more details about the Fund.
--------------------------------------------------------------------------------


WHO'S MANAGING YOUR MONEY?

DENIS LAPLAIGE AND STEVEN TANANBAUM OF MACKAY-SHIELDS FINANCIAL CORPORATION.

Mr. Laplaige, President, Senior Managing Director and Chief Investment Officer of MacKay-Shields, has served as portfolio manager of the High Yield Corporate Bond Fund since 1991. His biography is on page 39. Mr. Tananbaum has been a portfolio manager for the Fund since he joined MacKay-Shields in 1989 and is a portfolio manager for the Strategic Income Fund and the Strategic Value Fund. He is also a Managing Director at MacKay-Shields. Previously, he worked as a high yield and merger associate intern in the corporate finance department at Kidder Peabody.


================================================================================
                              The Fund invests in:
================================================================================
Under normal market conditions...

 ...at least 65% of total assets in corporate debt securities: all types of foreign and domestic debt securities ordinarily in the lower rating categories of Moody's (Baa to B) and S&P (BBB to B).

 ...without restriction in securities rated at least Ba or B by Moody's, BB or B by S&P, or unrated securities determined by the Sub-Adviser to be of comparable quality.

 ...not more than 15% of net assets in securities rated lower than B by Moody's or S&P.

 ...up to 25% of total assets in equity securities, including common stocks, preferred stocks, warrants, and rights.

 ...other investments suitable for most or all MainStay Funds. (See pages 50-51, "General Investment Considerations" and pages 67-72, "Description of Investments and Investment Practices," for details.)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Risks? Generally, when interest rates fall, the NAV rises, and when interest rates rise, the NAV declines.

Securities rated below BBB or Baa (sometimes called "junk bonds") are not considered "investment-grade" and run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks which is why these securities are considered speculative. (For a more complete discussion of those risks, see page 71, "Risks of Investing in High Yield Securities ('Junk Bonds').") Seeking to reduce risk, the Fund's Sub-Adviser diversifies investments and also pays close attention to issuer creditworthiness and trends across industries and in the economy. (See Appendix A for a description of ratings.)

Investments in foreign securities could be more volatile and more difficult to sell than U.S. investments, and involve additional risks. (For more on risks of investing in foreign securities, see page 68, "Description of Investments and Investment Practices--Foreign Securities.")

If the Sub-Adviser is incorrect in its expectations of changes in interest rates, or in its evaluation of the normal yield relationship between two securities, the Fund's income, NAV and potential capital gains could decrease, or the potential loss could increase. This and other factors may affect the income available for distribution to shareholders.
--------------------------------------------------------------------------------

================================================================================
                             International Bond Fund
                            The Fund's objective is:
================================================================================
to seek to provide competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio consisting of non-U.S. (primarily government) debt securities.

Who should invest? Investors who prefer the higher return potential of international bonds or want to add diversification to their domestic investments.

See page 65 for more details about the Fund.
--------------------------------------------------------------------------------


WHO'S MANAGING YOUR MONEY?

JOSEPH PORTERA OF MACKAY-SHIELDS FINANCIAL CORPORATION.

Mr. Portera is a Director of MacKay-Shields specializing in international bonds. He is also a portfolio manager for the Strategic Income Fund. He returned to MacKay-Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay-Shields in 1991 and was portfolio manager of the International Bond Fund from its inception in September 1994 to August 1995. Previously, Mr. Portera was a portfolio manager specializing in international debt securities at ABN-AMRO Bank, N.V. from 1988 to 1991.


================================================================================
                              The Fund invests in:
================================================================================
Under normal market conditions...

 ...any debt or debt-related investment, domestic or foreign, denominated in foreign or U.S. currency.

 ...at least 65% of total assets in debt securities of foreign governments, agencies and supranational organizations denominated in foreign currencies. These could have fixed, variable, floating or inverse floating rates of interest. The Fund may also purchase debt securities of corporate issuers. Some of these securities may be privately issued and/or convertible into common stock, or they may be traded together with warrants for the purchase of common stock.

 ...a variety of countries, with a minimum of five countries other than the U.S. This includes countries with established economies as well as emerging market countries, including those in Latin America, and other newly industrialized countries, such as South Korea and Taiwan, that the Sub-Adviser believes present favorable opportunities.

 ...not more than 25% of net assets in debt securities rated below BBB by S&P or Baa by Moody's, or, if unrated, determined by the Sub-Adviser to be of comparable quality. (See Appendix A for a description of ratings.)

The Fund may buy and sell currency on a spot basis and enter into forward foreign currency contracts for hedging purposes. The Fund may also buy forward foreign currency options, securities and securities index options, and enter into futures contracts and related options. (For more details, see page 65, "Other Information About the Funds--International Bond Fund.")

 ...other investments suitable for most or all MainStay Funds. (See pages 50-51, "General Investment Considerations" and pages 67-72, "Description of Investments and Investment Practices," for details.)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Risks? Alone, this Fund is not a balanced investment plan. It may be appropriate for investors wanting investments in markets outside the U.S. while seeking to avoid higher volatility. The orientation is in avoiding excessive risk, although there are risks associated with any investment. Due to this philosophy, the Fund may not attain as high a return as more aggressively managed international funds--although the Fund is expected to outperform some funds in down markets. There is no guarantee that the Fund will succeed in achieving its objective.

Generally, when interest rates fall, the NAV rises, and when interest rates rise, the NAV declines.

Securities rated below BBB or Baa (sometimes called "junk bonds") are not considered "investment-grade" and run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative. (See page 71, "Risks of Investing in High Yield Securities ('Junk Bonds')", for details and Appendix A for a description of ratings.)

Investments in foreign securities could be more volatile and more difficult to sell than U.S. investments, and involve additional risks. (For more on risks of investing in foreign securities, see page 68, "Description of Investments and Investment Practices--Foreign Securities.")

There are certain risks associated with investments in securities with floating or inverse floating rates of interest. (See page 68, "Description of Investments and Investment Practices--Floaters and Inverse Floaters.")
--------------------------------------------------------------------------------


Securities of issuers in one country may be denominated in the currency of another country.

================================================================================
                                Money Market Fund
                            The Fund's objective is:
================================================================================
to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity. Investments in the Fund are neither insured nor guaranteed by the U.S. government. Although the Fund attempts to maintain a stable net asset value (NAV) of $1 per share, there can be no assurance that it will succeed in doing so.

Who should invest? Investors who are averse to risk or want to earn competitive yields on cash they're planning to spend or invest in the near future.
--------------------------------------------------------------------------------


================================================================================
                              The Fund invests in:
================================================================================
 ...short-term securities of the U.S. government (those that mature within 397 days).

 ...bank and bank holding company obligations (including CDs and bankers' acceptances).

 ...commercial paper (short-term, unsecured loans to corporations), including variable rate master demand notes, and other short-term corporate loans (one year or less).

 ...dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks (such as negotiable CDs, also known as Eurodollars) including variable rate master demand notes and floating rate notes.

 ...up to 5% of total assets in securities of one issuer, (this doesn't apply to U.S. government securities and related repurchase agreements and securities subject to certain puts) except, up to 25% of total assets may be invested in securities of a single issuer for up to 3 days if they're rated in the highest category by at least two major rating agencies ("First Tier"), or, if unrated, determined to be of comparable quality by the Sub-Adviser.

 ...up to 5% of total assets in securities that were rated in the top two categories by at least two nationally recognized rating agencies, but not rated in the highest category by two or more major rating agencies ("Second Tier"), or, if unrated, determined to be of comparable quality by the Sub-Adviser when acquired.

 ...up to 1% of total assets (or $1 million, whichever is greater at the time of the purchase) in securities of any one issuer which is Second Tier).
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Risks? Any investment the Fund makes must present minimal credit risk in the opinion of the Sub-Adviser. If rated, a security must be rated within the two highest rating categories for short-term debt securities by at least two major rating agencies (or by one major agency, if only that agency has rated the security).
--------------------------------------------------------------------------------


This Fund generally can't invest in securities with remaining maturities longer than 397 days (13 months). In addition, the weighted average portfolio maturity may not exceed 90 days. (See the SAI for a more detailed explanation.)

================================================================================
                              Strategic Income Fund
                            The Fund's objective is:
================================================================================
to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

Who should invest? Investors who seek an opportunity for potentially higher income and overall return by investing in multiple bond market sectors.

See page 66 for more details about the Fund.
--------------------------------------------------------------------------------


WHO'S MANAGING YOUR MONEY?

NEIL FEINBERG, JOSEPH PORTERA, EDWARD MUNSHOWER AND STEVEN TANANBAUM OF MACKAY-SHIELDS FINANCIAL CORPORATION. Messrs. Feinberg, Portera and Tananbaum have served as portfolio managers since the Fund started in 1997. Their biographies appear on pages 39, 44, and 43, respectively. Mr. Munshower also serves as portfolio manager for the Fund. His biography appears on page 42.

================================================================================
                              The Fund invests in:
================================================================================
Under normal market conditions...

 ...at least 65% of total assets in a diversified portfolio of domestic and foreign debt or debt-related securities issued by government and corporate issuers. The securities may be denominated in U.S. or foreign currency, and may have fixed, variable, floating or inverse floating rates of interest. Maturities of the securities held by the Fund will vary.

 ...various bond market sectors (U.S. government--including mortgage-related securities, foreign government, U.S. corporate and foreign corporate including high yield securities in each of the foregoing sectors). The Sub-Adviser will allocate the Fund's investments among the various bond market sectors based on current and projected economic and market conditions.

 ... a variety of countries, which may include countries with established economies as well as emerging market countries, including those in Latin America and other newly industrialized countries, such as South Korea and Taiwan, that the Sub-Adviser believes present favorable opportunities.

 ...securities rated below BBB by S&P or Baa by Moody's or, if unrated, determined by the Sub-Adviser to be of comparable quality.

 ...not more than 15% of net assets in securities rated lower than B by S&P or Moody's.

 ...up to 30% of total assets in equity securities, including common stocks, preferred stocks, warrants and rights.

 ...securities in which the Fund may invest include:

o obligations issued or guaranteed by the U.S. or foreign governments, their agencies, subdivisions or instrumentalities, obligations of supranational entities or international agencies;

o debt securities issued by domestic or foreign corporate entities, zero coupon bonds, and municipal bonds;

o    mortgage-backed and other asset-backed securities;

o    loan participation interests;

o securities that are privately issued and/or convertible into common stock, or securities traded together with warrants for the purchase of common stock; and

o    cash equivalents.

 ...futures on debt securities and bond index futures, options on these futures and options on debt securities.

The Fund may buy and sell currency on a spot basis and enter into forward foreign currency contracts for hedging purposes. The Fund may also buy foreign currency options.

 ...other investments suitable for the Fund. (See pages 50-51, "General Investment Considerations" and pages 67-72, "Description of Investments and Investment Practices.")
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Risks? The NAV of the Fund's shares will fluctuate depending on a number of factors. Generally, when interest rates fall, the NAV rises, and when interest rates rise, the NAV declines. Other factors such as changes in the perceived creditworthiness of certain issuers, changes in the relative values of currency, and changes in the average maturity of the Fund's investments can also affect NAV.

The risks of investing in particular types of debt securities also may vary. For example, some types of debt securities are particularly sensitive to interest rate changes (e.g. zero coupon bonds and some mortgage- or asset-backed securities) and may therefore be especially volatile. Others may entail unique or special risks that can affect value. For example, securities rated below BBB or Baa (sometimes called "junk bonds") are not considered "investment-grade" and run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks which is why these securities are considered speculative.

Investments in foreign securities could be more volatile and more difficult to sell than U.S. investments, and involve additional risks, including currency fluctuations and political and economic instabilities.

There are certain risks associated with investments in securities with floating or inverse floating rates of interest.

Securities of issuers in one country may be denominated in the currency of another country.

For additional information regarding risks associated with investment in the Fund, see pages 67-72, "Description of Investments and Investment Practices."
--------------------------------------------------------------------------------

================================================================================
                            California Tax Free Fund
                            The Fund's objective is:
================================================================================
to seek to provide a high level of current income exempt from regular federal income tax and California personal income tax, consistent with preservation of capital. The Fund invests primarily in municipal securities issued by the State of California and its political subdivisions, agencies and instrumentalities.

Who should invest? California residents who want to keep more of what they earn by investing for income that's double tax-free.
--------------------------------------------------------------------------------


WHO'S MANAGING YOUR MONEY?

RAVI AKHOURY AND JAMES FLOOD OF MACKAY-SHIELDS FINANCIAL CORPORATION.

Mr. Akhoury, Chairman and CEO of MacKay-Shields, has served as portfolio manager since the Fund started in 1991. His biography appears on page 40. Mr. Flood, a Director of MacKay-Shields, has been a portfolio manager for the Fund since 1992. His biography appears on page 49.


================================================================================
                              The Fund invests in:
================================================================================
Under normal market conditions...

 ...at least 80% of total assets in California tax-exempt securities. These could have fixed, variable or floating rates of interest. They may also be zero coupon municipal bonds, with no coupon rate.

The tax-exempt securities must be:

o    rated, at purchase, in one of the top four categories by Moody's or S&P;

o short-term tax-exempt securities which, at purchase, are rated in one of the top three categories by Moody's or S&P;

o municipal commercial paper which, at purchase, is rated P-1 by Moody's or A-1 by S&P; or

o unrated securities determined by the Sub-Adviser to be of comparable quality.

The two main types of municipal bonds are "General Obligation" and "Revenue" bonds. (See page 69, "Descriptions of Investments and Investment Practices-- Municipal Securities and Municipal Lease Obligations," for details.)

The Fund may also purchase Industrial Development and Pollution Control Bonds, which are generally not secured by the taxing power of the municipality but are secured by revenues paid by the industrial user.

 ...generally not more than 25% of total assets in securities of any one governmental unit.

 ...not more than 20% of total assets in tax-exempt securities subject to the federal alternative minimum tax (AMT) for individual shareholders.

 ...tax-exempt debt obligations issued by political subdivisions and authorities of the Commonwealth of Puerto Rico.

 ...other investments suitable for most or all MainStay Funds. (See pages 50-51, "General Investment Considerations" and pages 67-72, "Description of Investments and Investment Practices," for details.)

The Fund may also buy and sell call and put options, invest in futures contracts on debt securities or securities indexes, and invest in options on futures contracts.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Risks? The value of these securities--and the Fund's NAV--may rise or fall due to various factors. These factors include changes in interest rates, and the ability of the issuers to make their interest and principal payments on these securities. Generally, when interest rates fall, the NAV rises, and when rates rise, the NAV declines.

Changes in credit ratings may cause the Fund to hold bonds rated below "investment-grade." The Fund isn't obligated to sell a security that has been downgraded below investment-grade, but will sell the security as soon as reasonably practicable, depending on market conditions, if more than 5% of the total assets would be invested in securities rated below investment grade.

Securities rated BBB (S&P) or Baa (Moody's) run greater risks of price fluctuations, default by the issuer, and other risks that may be considered speculative. (See Appendix A for a description of ratings.)

Issuers of municipal lease securities aren't obligated to continue payments unless money is appropriated periodically by the legislative body. This could make collecting difficult in the case of a default.

Since the Fund concentrates its investments in California securities, the NAV of the Fund's shares can be adversely affected by political developments or economic events in California, including a default of a municipal issuer or a financial crisis.

Investments in futures contracts and options carry certain risks. (See page 70, "Description of Investments and Investment Practices--Risk Management Techniques.")
--------------------------------------------------------------------------------


To help you decide whether taxable or non-taxable yields are better for you, see page 87 for a comparative yield table.

================================================================================
                             New York Tax Free Fund
                            The Fund's objective is:
================================================================================
to seek to provide a high level of current income exempt from regular federal income tax and personal income tax of New York State and its political subdivisions, including New York City, consistent with preservation of capital. The Fund invests primarily in municipal securities issued by the State of New York and its political subdivisions, agencies and instrumentalities.

Who should invest? New York State or New York City residents who want to keep more of what they earn with income that's double or triple tax-free.
--------------------------------------------------------------------------------


WHO'S MANAGING YOUR MONEY?

RAVI AKHOURY AND JAMES FLOOD OF MACKAY-SHIELDS FINANCIAL CORPORATION.

Mr. Akhoury, Chairman and CEO of MacKay-Shields, has served as portfolio manager since the Fund started in 1991. His biography appears on page 40. Mr. Flood, a Director of MacKay-Shields, has been a portfolio manager for the Fund since 1992. His biography appears on page 49.


================================================================================
                              The Fund invests in:
================================================================================
Under normal market conditions...

 ...at least 80% of total assets in New York tax-exempt securities. These could have fixed, variable or floating rates of interest. They may also be zero coupon municipal bonds, with no coupon rate.

The tax-exempt securities must be:

o    rated, at purchase, in one of the top four categories by Moody's or S&P;

o short-term tax-exempt securities which, at purchase, are rated in one of the top three categories by Moody's or S&P;

o municipal commercial paper which, at purchase, is rated P-1 by Moody's or A-1 by S&P; or

o unrated securities determined by the Sub-Adviser to be of comparable quality.

The two main types of municipal bonds are "General Obligation" and "Revenue" bonds. (See page 69, "Descriptions of Investments and Investment Practices-- Municipal Securities and Municipal Lease Obligations," for details.)

The Fund may also purchase Industrial Development and Pollution Control Bonds, which are generally not secured by the taxing power of the municipality but are secured by revenues paid by the industrial user.

 ...generally not more than 25% of total assets in securities of any one governmental unit.

 ...not more than 20% of total assets in tax-exempt securities subject to the federal alternative minimum tax (AMT) for individual shareholders.

 ...tax-exempt debt obligations issued by political subdivisions and authorities of the Commonwealth of Puerto Rico.

 ...other investments suitable for most or all MainStay Funds. (See pages 50-51, "General Investment Considerations" and pages 67-72, "Description of Investments and Investment Practices," for details.)

The Fund may also buy and sell call and put options, invest in futures contracts on debt securities or securities indexes, and invest in options on futures contracts.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Risks? The value of these securities--and the Fund's NAV--may rise or fall due to various factors. These factors may include changes in interest rates, and the ability of the issuers to make their interest and principal payments on these securities. Generally, when interest rates fall, the NAV rises, and when rates rise, the NAV declines.

Changes in credit ratings may cause the Fund to hold bonds rated below "investment-grade." The Fund isn't obligated to sell a security that has been downgraded below investment-grade; but will sell the security as soon as reasonably practicable, depending on market conditions, if more than 5% of the total assets would be invested in securities rated below investment grade.

Securities rated BBB (S&P) or Baa (Moody's) run greater risks of price fluctuations, default by the issuer, and other risks that may be considered speculative. (See Appendix A for a description of ratings.)

Issuers of municipal lease securities aren't obligated to continue payments unless money is appropriated periodically by the legislative body. This could make collecting difficult in the case of a default.

Since the Fund concentrates its investments in New York securities, the NAV of the Fund's shares can be adversely affected by political developments or economic events in New York State, including a default of a municipal issuer or a financial crisis.

Investments in futures contracts and options carry certain risks. (See page 70, "Description of Investments and Investment Practices--Risk Management Techniques.")
--------------------------------------------------------------------------------


To help you decide whether taxable or non-taxable yields are better for you, see page 87 for a comparative yield table.

================================================================================
                               Tax Free Bond Fund
                            The Fund's objective is:
================================================================================
to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital. There may be some earnings, however, subject to federal tax; and most may be subject to state and local taxes.

Who should invest? Investors in a high federal income tax bracket or investors who want to pay less of their investment earnings to the IRS.

See page 67 for more details about the Fund.
--------------------------------------------------------------------------------


WHO'S MANAGING YOUR MONEY?

RAVI AKHOURY AND JAMES FLOOD OF MACKAY-SHIELDS FINANCIAL CORPORATION.

Mr. Akhoury, Chairman and CEO of MacKay-Shields, has served as portfolio manager since the Fund started in 1986. His biography appears on page 36. Mr. Flood is a Director of MacKay-Shields and has acted as portfolio manager for this Fund since 1992, when he joined the firm. Previously, he worked for over 8 years as portfolio manager for Value Line, Inc.


================================================================================
                              The Fund invests in:
================================================================================
Under normal market conditions...

 ...tax-exempt securities which are, at the time of purchase, rated in one of the top four categories (or short-term tax-exempt securities rated in one of the top three categories) by Moody's or S&P or, if unrated, deemed by the Sub-Adviser to be of comparable quality. The Fund may also buy futures, options on futures and cash equivalents.

 ...at least 80% of net assets in "municipal bonds" issued by, or on behalf of, the states, the District of Columbia, territories and possessions of the United States and their political subdivisions, and their agencies, authorities and instrumentalities.

The two main types of municipal bonds are "General Obligation" and "Revenue" bonds. (See page 69, "Descriptions of Investments and Investment
Practices--Municipal Securities and Municipal Lease Obligations," for details.)

 ...more than 25% of total assets may be invested in Industrial Development Bonds, which are generally not secured by the taxing power of the municipality but are secured by revenues paid by the industrial user.

 ...not more than 20% of net assets in unrated tax-exempt securities determined by the Sub-Adviser to be of comparable quality to securities rated within the four highest grades by S&P and Moody's.

 ...not more than 10% of net assets in illiquid municipal lease obligations and other securities that are "illiquid" (can't be easily sold). (See page 51 for more details.)

 ...other investments suitable for most or all MainStay Funds. (See pages 50-51, "General Investment Considerations" and pages 67-72, "Description of Investments and Investment Practices," for details.)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Risks? The value of these securities--and the Fund's NAV--may rise or fall due to various factors. These factors include changes in interest rates, and the ablility of the issuers to make their interest and principal payments on these securities. Generally, when interest rates fall, the NAV rises, and when rates rise, the NAV declines.

The Fund may not invest in a tax-exempt security rated below "medium-grade." Securities rated BBB (S&P) or Baa (Moody's) run greater risks of price fluctuations, default by the issuer, and other risks that may be considered speculative. (See Appendix A for a description of ratings.)

Issuers of municipal lease securities aren't obligated to continue payments unless money is appropriated periodically by the legislative body. This could make collecting difficult in the case of a default. (For more details, see "California Tax Free Fund, New York Tax Free Fund" and "Tax Free Bond Fund" in the SAI.)
--------------------------------------------------------------------------------


Laws may change, and issuers may fail to follow tax laws, causing a tax-exempt item to become a taxable one.

To help you decide whether taxable or non-taxable yields are better for you, see page 87 for a comparative yield table.

--------------------------------------------------------------------------------
                        General Investment Considerations
--------------------------------------------------------------------------------

================================================================================
       SOME IMPORTANT POINTS TO UNDERSTAND ABOUT INVESTING IN MUTUAL FUNDS
================================================================================

--------------------------------------------------------------------------------

[ARROW] The share price of a Fund isn't always stable

The value of the securities in a Fund and the share price (NAV) of that Fund (other than the Money Market Fund which seeks to maintain a stable NAV of $1 per share) will fluctuate. Many factors can affect the value of securities, including:

o    conditions in the securities markets;

o    business success of the companies that issued the securities;

o    creditworthiness of the companies that issued the securities;

o    interest rates;

o    average maturity of the Fund's nonequity or debt investments;

o    foreign currency exchange rates (where applicable); and

o    other factors.

     Funds aren't guaranteed

Remember, mutual funds are not guaranteed or federally insured, even if you buy them through a bank. MainStay recommends that you speak with your Registered Representative to learn about other smart ways to help protect your money based on the level of risk you are willing to take. The Equity Index Fund comes with a limited guarantee. MainStay also recommends that you discuss its parameters fully with your Registered Representative before investing. (See pages 63-64, "Other Information About the Funds--Equity Index Fund--The Guarantee," for details.)

     Fundamental investment objectives

The investment objective of each Fund is fundamental, which means it can't be changed without shareholder approval.

     Read the prospectus

You need to consider as many factors as possible when making an investment decision--which is why it's important to read the prospectus.

--------------------------------------------------------------------------------

FUND DIVERSIFICATION

Each of the Funds, except the Equity Index Fund, International Bond Fund, California Tax Free Fund, and New York Tax Free Fund, is "diversified" for the purposes of the Investment Company Act of 1940, as amended ("1940 Act").

The Equity Index Fund, International Bond Fund, California Tax Free Fund, and New York Tax Free Fund are each "nondiversified" for the purposes of the 1940 Act, meaning that each may invest a greater percentage of its assets in the securities of one issuer than a diversified Fund. As a "nondiversified" fund, a Fund may be more susceptible to risks associated with a single economic, political, or regulatory occurrence than a diversified portfolio might be. However, each Fund intends to qualify as a "regulated investment company" under provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and therefore will be subject to diversification limits requiring that, as of the close of each fiscal quarter:

o no more than 25% of its total assets may be invested in the securities of a single issuer (except for U.S. government securities); and

o with respect to 50% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (except for U.S. government securities) or invested in more than 10% of the outstanding voting securities of a single issuer.

The Money Market Fund, in order to comply with Rule 2a-7 of the 1940 Act, has adopted a non-fundamental investment restriction that with respect to 100% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (except for U.S. government securities) or invested in more than 10% of the outstanding voting securities of a single issuer.

TEMPORARY DEFENSIVE MEASURES

In times of unusual or adverse market conditions--for temporary defensive purposes--each Fund, except the Equity Index Fund, may invest without limit in cash and cash equivalents (as defined on pages 67-68 under "Description of Investments and Investment Practices--Cash Equivalents"). In addition, under such circumstances:

--------------------------------------------------------------------------------
                        General Investment Considerations
--------------------------------------------------------------------------------

 ...The High Yield Corporate Bond Fund may invest without limit in securities rated A or higher by Moody's or S&P, and may invest more than 25% of its net assets in U.S. government securities;


 ...The International Equity Fund may invest up to 5% of its total assets in debt instruments rated below investment-grade;


 ...The California Tax Free Fund and New York Tax Free Fund may, for defensive purposes, each invest more than 25% of its total assets in Industrial Development and Pollution Control Bonds whether or not the users of facilities financed by such bonds are located in the same geographic region or whether the proceeds are used to finance similar types of projects. In cases where users are in the same locale, or where proceeds are used for similar projects, there may be additional risk. In an economic downturn in the area, or if a business or political development affects the area or type of project, there could generally be less need for the facilities or use of those facilities.

In addition, in adverse market conditions such as an uncertain interest rate environment or when, in the opinion of the Sub-Adviser, no suitable tax-exempt securities are available, the California Tax Free Fund and New York Tax Free Fund may each temporarily invest more than 20% of its total assets in taxable money market instruments, tax-exempt securities of another state (not exempt from taxes of the Fund's target state), or in tax-exempt securities subject to the Alternative Minimum Tax. Only those tax-exempt securities of another state which satisfy the applicable credit and quality standards for California or New York tax-exempt securities may be purchased by a Fund.

INVESTMENTS IN ILLIQUID AND RESTRICTED SECURITIES

Each Fund has a nonfundamental policy that it will not invest more than 10% of its net assets (15% for the International Bond, International Equity and Strategic Income Funds) in "illiquid" securities. These are securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(1) under the Securities Act of 1933 ("1933 Act") determined to be liquid pursuant to procedures established by the Board of Trustees), repurchase agreements maturing in more than seven days, certain options traded over the counter or other securities which legally or in the opinion of the applicable Sub-Adviser are deemed illiquid.

There may be undesirable delays and added costs in selling restricted securities.

--------------------------------------------------------------------------------
The effects of trading costs on your total return

"Portfolio turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund's portfolio during the year. A 100% turnover rate, for example, means that, on average, every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

You can find the turnover rate for any fund, except for Money Market Fund, in any prospectus, as a line item in the "Financial Highlights" table for that fund. MainStay recommends, however, that you consider all the facts when you compare the turnover rates of different funds.

A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should be aware that the "total return" figure (also found as a line item in a fund's "Financial Highlights" table) already includes portfolio turnover costs.
--------------------------------------------------------------------------------

================================================================================
[ARROW] Take note:
================================================================================

The High Yield Corporate Bond and International Bond Funds normally must each invest at least 65% of its total assets in "bonds," and the Tax Free Bond Fund normally must invest at least 80% of its total assets in "bonds." For this purpose, each Fund considers the various types of debt or fixed-income securities in which it invests, as specifically described elsewhere in this prospectus, to be "bonds" as referenced in the Fund's name. The use of this name is not meant to restrict each Fund's investment to a narrow category of debt securities that are formally denominated as "bonds." For additional investment restrictions, see the Fund descriptions on pages 64, 65 and 67.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Decide Whether to Pay a Sales Charge Now, Later...or Maybe Never
--------------------------------------------------------------------------------

MainStay gives you the choice to either pay a sales charge "up-front" (Class A shares), or pay a sales charge at the "back-end" when you sell (Class B shares). Your Registered Representative can help you determine which type of sales charge would work better for you, based on how much and how long you wish to invest, and other factors listed in the table below.

MOST OF THE CHARACTERISTICS ARE THE SAME

Both Class A and Class B shares represent an interest in the same investments, give you the same rights, and are identical in all other respects, except each bears its own service and distribution expenses (Rule 12b-1 fees), and any other specific class expenses the Board of Trustees may approve.

NOT FOR THE MONEY MARKET FUND

The Money Market Fund generally doesn't impose a sales charge and has no Rule 12b-1 fees. There are two classes of shares of the Money Market Fund only to track exchanges from other Funds within the same class.

================================================================================
[ARROW] Take note: The Equity Index Fund only offers Class A shares.
================================================================================

================================================================================
                       WHAT ARE THE DIFFERENCES IF YOU...

                       ...PAY UP-FRONT (CLASS A SHARES)?
                                       vs
                  ...PAY WHEN YOU REDEEM/SELL (CLASS B SHARES)?
================================================================================

Since some of your investment goes to pay a sales charge up-front, you start off owning fewer shares. But, you're usually better off paying up-front if you:

o plan to own the shares for an extended period of time, since the Rule 12b-1 fees on Class B shares will eventually exceed the cost of the up-front sales charge; or

o qualify for a reduced sales charge (see page 53, "Consider Reducing Your Sales Charge," for details).

You pay lower ongoing Rule 12b-1 fees--which means there's more net income to pay you higher dividends per share.

You pay no sales charge when you redeem/sell your shares (except if you bought more than $1 million of shares and redeemed within 1 year, see page 53).

You pay no up-front sales charge, your full investment goes toward buying shares, so you start off owning more shares.

The ongoing Rule 12b-1 fees are higher, which means:

o    you receive lower dividends;

o    your NAV will generally be lower; and

o therefore, total performance per share will be lower than the Class A shares (but you'll own more shares).

You may pay a sales charge if you sell shares within the next 6 years (there are exceptions; see page 78, "Deferred Sales Charge Class B Shares--Contingent Deferred Sales Charge, Class B"):

o    the sales charge drops from 5% in the first year to 0% after six years,

o it's assumed you're selling the shares you've owned the longest, so you pay the lowest possible sales charge,

o if you sell a Fund's shares, the sales charge will be based on the lower of the current NAV of Fund shares less dividends and distributions or the price you originally paid for those shares.

================================================================================
[ARROW] Take note: If you hold Class B shares for eight years they will be automatically converted to Class A shares which pay lower 12b-1 fees.
================================================================================

--------------------------------------------------------------------------------

If there aren't enough shares...

When you sell Class B shares, the Fund is permitted to sell additional Class B shares to cover the cost of the sales charge. If you don't own enough extra Class B shares to do this, the sales charge will be taken from the proceeds of your sale, reducing the amount paid to you.

If it's automatic reinvestment...

You don't pay any sales charge (Class A or Class B) on shares bought through the automatic reinvestment of dividends or capital gains. The full amount goes toward buying more shares.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Consider Reducing Your Sales Charge
--------------------------------------------------------------------------------


THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES

When you sell shares, you have the right--for 30 days--to reinvest any or all of the money in any MainStay Fund without paying another sales charge (as long as those shares haven't been reinvested once already). If you've paid a sales charge when you redeem (Class B shares), you'll receive a pro-rata credit for reinvesting.

Note: Reinvestment won't relieve you of any tax consequences on gains realized from the sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.


COMBINING PURCHASES LOWERS THE CHARGE

Generally, you can reduce a sales charge on purchases of Class A shares based on how much you've already invested. The sales charge will be calculated on the total net asset value of all the MainStay Fund shares you own--excluding Money Market Fund shares. This is helpful because the more you invest with MainStay, the lower the sales charge. (See "Alternative Sales Arrangements," page 77.)

Make your actions known

To receive the reduced sales charge, you must convey the information about the shares you already own at the time you buy on the new account application. This privilege of "Rights of Accumulation" may be ended or altered at any time upon written notice.


REGULAR WITHDRAWALS TO PAY PREMIUMS

You won't pay a sales charge upon selling (Class B shares or Class A shares if you purchased $1 million or more) if you redeem shares under the Systematic Withdrawal Plan to pay scheduled monthly premiums on insurance issued by New York Life or an affiliate.


SIGN A LETTER OF INTENT (LOI)

If you qualify, you can sign a letter stating your intention to invest at least $100,000 within the next 24 months in Class A shares of one or more MainStay Funds and to pay the up-front sales charge. The current sales charge will be based on the total amount you intend to invest (the more you invest, the smaller the sales charge). See "Alternative Sales Arrangements," page 77. For more information on LOIs, call your Registered Representative or MainStay Shareholder Services, Inc. ("MSS") at 1-800-MAINSTAY.


INVEST $1,000,000 OR MORE

If you invest $1,000,000 or more in Class A shares of one or more MainStay Funds, and don't sell the shares for at least one year, the up-front sales charge is waived. If you sell the shares within one year, you may pay a sales charge of 1% upon sale. See page 78, "Reduced Sales Charges on Class A Shares--Contingent Deferred Sales Charge, Class A," for details. (This rule doesn't apply to exchanges between MainStay Funds.) Purchases of $1,000,000 or more must be for Class A shares only.

================================================================================
[ARROW] Take note: Sales charges are sometimes waived
================================================================================

--------------------------------------------------------------------------------
There are other situations, including purchases by certain retirement plans, which entitle you to a waiver of the sales charge. (For purchases at NAV, see page 78 for the full listing.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Open an Account and...
--------------------------------------------------------------------------------

RELY ON YOUR REGISTERED REPRESENTATIVE

MainStay Funds are called "load" funds, meaning you pay a sales charge for the ongoing assistance and advice of your Registered Representative.

"No-load" (no commission) funds generally require you to buy their shares on your own, directly from them.


HAVE YOUR REGISTERED REPRESENTATIVE PLACE THE ORDER

Your Registered Representative can enter your order immediately by calling MSS, help you complete the application correctly and send it in for you.

MSS must receive payment within 3 business days or MainStay will cancel your order. You and/or the broker/dealer may also be liable for any losses or fees incurred.

YOU MUST INVEST AT LEAST THE MINIMUM AMOUNT

To open an account:

o    $1,000 for Money Market Fund and Equity Index Fund;

o    $500 for all other Funds;

o Each time after that: $50 for all Funds except the Equity Index Fund (which has a $1,000 minimum).

Except for the Equity Index Fund, the minimum initial investment is waived for purchases by Trustees of the Trust, New York Life and its subsidiaries and their employees, officers, directors or agents.

FILL OUT THE APPLICATION COMPLETELY...

 ...with your Registered Representative's help.

Be sure to include the:

o    name(s) you want to appear on the account;

o    MainStay Fund(s) you want to invest in;

o    choice of Class A or Class B shares;

o    amount of the investment;

o    your certified Social Security number or Taxpayer I.D. number;

o    financial information;

o    employer information; and

o    other requested information.

================================================================================
HOW TO BUY SHARES
================================================================================

[GRAPHIC]   SEND A CHECK TO YOUR REGISTERED REPRESENTATIVE WITH THE APPLICATION

You'll pay the next NAV that's set after your order is received and accepted, plus any sales charge if purchasing Class A shares. Your check must be in U.S. dollars and drawn on a U.S. bank. Include the account number, Fund name and class of shares (Class A or Class B) you wish to buy. If the check doesn't clear, your order will be cancelled and you could be liable for losses or fees. We also reserve the right to limit the number of checks processed at one time.

You may send additional investments (minimum $50 each check; except $1,000 for the Equity Index Fund) directly to: The MainStay Funds, PO Box 8401, Boston, MA 02266-8401. Please include your fund and account number and class of shares with all checks.

[GRAPHIC]   HAVE YOUR REGISTERED REPRESENTATIVE ORDER BY TELEPHONE...

 ... between 9:00 AM and 4:00 PM Eastern time on any day the New York Stock Exchange is open. You'll pay the next NAV that's set after your order is received in good order, plus any sales charge for Class A shares. Have your Registered Representative call MSS. Purchase orders effected by telephone are subject to a purchase minimum of $5,000 per Fund. You may not purchase shares of the Money Market Fund by telephone. MSS must receive your payment (and the application, if it's your initial investment) within the next 3 business days. All calls are recorded.

--------------------------------------------------------------------------------
                                  ...Buy Shares
--------------------------------------------------------------------------------

MAKE SURE YOU ARE USING THE PROPER FORMS

Your order to buy is only accepted when received by MSS with all information, signatures, documents, and payments required to carry it out. Federal law requires you to provide a certified Taxpayer I.D. number when you open an account.


BUY SHARES AT THE CURRENT MARKET PRICE
(known as the net asset value, or NAV) on days the New York Stock Exchange is open.

The NAV--the price of a share that is used for buying and selling--is determined each day that the New York Stock Exchange is open. For each Fund, other than the Money Market Fund, NAV is calculated at the close of business of the New York Stock Exchange (normally at 4:00 PM Eastern time). For the Money Market Fund, NAV is determined at noon.


[ARROW] NAV is calculated by:

o taking the current market value of the Fund's total assets attributable to a class of shares (either Class A shares or Class B shares) or, in the case of the Money Market Fund, using the amortized cost method of valuation;

o    subtracting the liabilities attributable to that class; and

o dividing the remainder by the total number of shares owned of that class. (See page 82 and the SAI for the full details on calculating NAV.)


[ARROW] Make sure your application is complete

MainStay and MSS each reserves the right to reject your application, particularly if it's incomplete (for instance, if you haven't included your certified Taxpayer I.D. number).


        Choices

If you want the ability to receive checks for the dividends or capital gains you earn, you must grant authorization on the application.

If you do not want the ability to sell shares by telephone, you must indicate that on the application.

================================================================================

================================================================================
[GRAPHIC] WIRE MONEY FROM YOUR BANK ACCOUNT

Have your Registered Representative call MSS for an account number and wiring instructions. Give them to your bank, which may charge a fee for wiring. MSS must receive your payment (and application, if it's your initial investment) within the next 3 business days.

To buy shares the same day, your Registered Representative must call by noon, Eastern time, and the wire must be received by MSS before 4:00 pm Eastern time. (See page 76, "How to Purchase Shares of the Funds--By Wire," for the wire address.) No wires are accepted on days when the New York Stock Exchange is closed, or on Martin Luther King Day, Columbus Day or Veterans Day, because the bank that would receive your wire is closed.

The fastest way to invest

Wiring will reduce the waiting time on selling or exchanging shares because your money will be cleared right away. If you buy by check and quickly decide to sell, the Fund may withhold payment for up to 10 days to allow the check to clear.

[GRAPHIC] SET UP A SYSTEMATIC INVESTMENT PLAN

Through payroll deductions or AutoInvest, you may open an account by authorizing your bank to automatically send money on a regular schedule to purchase shares of one or more MainStay Funds. The initial minimum is $100 per Fund per class of share, except $1,000 for the Money Market Fund and the Equity Index Fund. Subsequent minimum investments for all Funds are $50, except $1,000 for the Equity Index Fund. (See pages 76-77, "How to Purchase Shares of the Funds--Systematic Investment Plans," for waiving minimums and for details on AutoInvest.)

--------------------------------------------------------------------------------
                      Know How to Sell and Exchange Shares
--------------------------------------------------------------------------------

PLACE YOUR SALES ORDER DIRECTLY OR THROUGH YOUR REGISTERED REPRESENTATIVE, IF ALLOWED BY THE BROKER-DEALER

If you place the order through your Registered Representative:

o MSS must receive the order with all the information, signatures, and documentation necessary to carry out the order ("good order").

o Your shares are then priced at the next NAV set for the Fund (either 4:00 PM Eastern time that day, or the next day, if the order is placed too late) after receipt of your order.

IF YOU PLACE THE ORDER DIRECTLY, YOU CAN DO IT BY WRITTEN REQUEST OR IN ONE OF THE FOLLOWING THREE WAYS

When you want to use one of MainStay's alternative selling privileges, call 1-800-MAINSTAY to verify that the options you want are on record--before you need to use them.

You may also establish a Systematic Exchange Program to have a minimum of $100 exchanged periodically from any MainStay Fund (except the Equity Index Fund) to another MainStay Fund within the same class of shares. The Fund from which exchanges are made must have an account value of at least $10,000 at the time the Systematic Exchange Program is established. (See page 80, "Redemptions and Exchanges--Exchange Privileges," for details.)

OPTION 1

WRITE A CHECK (IF YOU OWN SHARES OF THE MONEY MARKET FUND)            [GRAPHIC]

o    Minimum amount: $100

o Authorization: The Fund must receive a completed signature card and authorization form

You may open a special account with State Street Bank and Trust Company for writing checks against the money in your Money Market Fund account. (This is not available for qualified retirement plans or IRAs.) You'll be sent a supply of checks. When you write a check, the Fund will sell enough shares to cover the amount and any applicable deferred sales charge.

If you write a check for more than the value of your shares--plus any deferred sales charge--the Fund will return the check and may assess an extra charge.

You're entitled to the dividends declared on shares you redeem up to the time the check is processed.

You may not close your account by writing a check.

================================================================================
[ARROW] Your shares could be redeemed involuntarily
================================================================================

--------------------------------------------------------------------------------
To reduce expenses, we have the right to redeem the shares in any account valued at less than $250 ($500 for the Money Market Fund), provided that the value isn't based on fluctuations in market prices.

We'll give you 60 days' written notice to allow you to add to your account and avoid the redemption.

To avoid paying a reporting penalty, we may also redeem your shares if you haven't given us a certified Taxpayer I.D. number.
--------------------------------------------------------------------------------

OPTION 2

USE A SYSTEMATIC WITHDRAWAL PLAN                                      [GRAPHIC]

o    Requires at least $10,000 in the account at time of request

You may arrange to make monthly redemptions of $100 or more from any Fund other than the Equity Index Fund. Shares will be sold automatically to cover the amount plus any applicable sales charge.

These redemptions, like any sale, may result in a gain or loss and, therefore, may be subject to taxation. Consult your tax adviser on the consequences.

MainStay may end this plan at any time, or begin charging up to $5 per redemption after 30 days' written notice to you.

No sales charges
There are no deferred sales charges on systematic redemptions to pay scheduled monthly premiums on policies issued by New York Life or an affiliate.

Words to the wise
We don't recommend using this plan during times when you're regularly buying shares. You'll be paying new sales charges just to replace the shares you're selling.

Also remember, these redemptions aren't dividends or income. If you redeem more than your Fund is earning for you, eventually, your account will be worth less than your original investment and, ultimately, you will redeem all of your shares.

Systematic withdrawal plans established by phone are subject to the procedures applicable to telephone redemptions.

--------------------------------------------------------------------------------
You have help
If permitted by the broker-dealer, your Registered
Representative may sell or exchange your shares, or set up a systematic withdrawal plan for you, by phone, unless you notify us in writing not to allow it.
--------------------------------------------------------------------------------

OPTION 3

MAKE A TELEPHONE REQUEST:
1-800-MAINSTAY

You may sell or exchange shares directly over the phone.              [GRAPHIC]

o    Minimum amount: $500 for exchanges

o You automatically have this privilege unless you notify us in writing that you do not want it.

Whether you're buying, selling, or requesting a wire transfer or a check, the price you receive is the next price (NAV) determined for the Fund (either at 4:00 PM Eastern time that day; or at 4:00 PM the next day, if the order is placed too late) after receipt of your order.

Your broker-dealer must receive your order by 4:00 PM, and is responsible for sending it in by 5:00 PM the day you place it.

o Be ready to present your Social Security number or Taxpayer I.D. number over the phone.

o You can only exchange by phone between accounts with identical names, addresses and Social Security numbers/Taxpayer I.D. numbers. Transfers between different accounts are only allowed if made in writing and include the proper information--ask your Registered Representative.

Telephone redemptions are not permitted for shares:

o    represented by certificates;

o    bought within the previous 10 calendar days; or

o owned by someone whose address of record has changed within the previous 30 days.

Telephone exchanges are not permitted for shares represented by certificates.


================================================================================
[ARROW] Convenient, yes...but not risk-free
================================================================================

--------------------------------------------------------------------------------

Telephone redemption privileges are convenient, but you give up some security. By signing an application to purchase shares, you agree that neither MainStay Funds nor MSS will be liable for following instructions via the phone that they reasonably believe are genuine. When using the MainStay Audio Response System, you bear the risk of any loss from your errors in using the System, unless the Fund or MSS fails to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:

o    all phone calls are tape recorded; and

o    written confirmation of every transaction is sent to your address of record.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
We'll send your money within the next 7 days.

MainStay will make the payment, minus any deferred sales charge, within 7 days after receiving your redemption request in good order. You will receive the first NAV fixed after your order is received in good order.

Use exchange privileges. Once you open an account, you may exchange shares of the same class (Class A shares for Class A shares; Class B shares for Class B shares) between MainStay Funds without a sales charge. There are two exceptions. You will pay a sales charge if you:

o exchange shares of the Money Market Fund for Class A shares in another Fund, unless you've already paid the sales charge on those shares; or

o exchange Class B shares out of the Money Market Fund into another Fund and redeem within 6 years of the original purchase.

You may not exchange Class A shares for Class B shares, or vice versa. If you sell Class B shares and then buy Class A shares, you may have to pay a deferred sales charge on the Class B shares, as applicable, and pay an initial sales charge on the Class A shares.

When exchanged shares are redeemed, any applicable sales charge will be charged.

What if you buy by check then quickly sell? We may withhold payment for up to 10 days to allow the check to clear.

--------------------------------------------------------------------------------


If you're requesting a wire transfer by phone

o    Minimum amount: $5,000

o    Limit: One every 30 days

o Authorization: You must select this option on your application initially or request it in writing at a later date.

After receiving your sell order by phone, we will send the proceeds by bank wire to your designated bank account the next business day. Your bank may charge you a fee to receive the wire transfer.

If you're requesting a check by phone

o    Maximum amount: $100,000

The check will be payable to you--as the name (or names) appear on the account--and mailed to the address appearing on the account. (See page 80, "Redemptions and Exchanges," for more details.)

Requests to redeem shares valued at more than $100,000 must be made in writing and require a signature guarantee.

You may change your mind

To cancel any telephone privilege, call 1-800-MAINSTAY between 8:00 AM and 6:00 PM Eastern time. We reserve the right to suspend or end telephone privileges at any time without notice.

--------------------------------------------------------------------------------
                       Decide How to Receive Your Earnings
--------------------------------------------------------------------------------

TWO KINDS OF EARNINGS


DIVIDENDS AND INTEREST

Most Funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

When the Funds pay
The Money Market Fund declares dividends daily; you're paid monthly. The High Yield Corporate Bond, Government, Tax Free Bond, International Bond, Strategic Income, California Tax Free and New York Tax Free Funds declare and distribute any dividends monthly. The other Funds, except the Equity Index Fund, declare and distribute any dividends quarterly. The Equity Index Fund distributes dividends at least annually.

In the Money Market Fund, you begin earning dividends the business day after the transfer agent receives your investment and is open for business.

CAPITAL GAINS

Funds earn capital gains when they sell securities in their portfolio at a profit.

When the Funds pay

At the end of each fiscal year, each MainStay Fund matches its gains against its losses. If the balance results in a gain, the Fund will distribute the gain to shareholders.


HOW TO TAKE YOUR EARNINGS


You may choose how to receive earnings (and change your choice as often as you like) by notifying your Registered Representative (if permitted by the broker-dealer) or MainStay directly. If you don't make a choice on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund. In order to reinvest dividends and/or capital gains in another Fund, you must have an established account in that class of shares of that Fund. Here are your choices:


REINVEST EVERYTHING IN:

o    the same Fund; or

o    in another Fund of your choice.


TAKE THE DIVIDENDS IN CASH

Reinvest the capital gains in:

o    the same Fund; or

o    in another Fund of your choice.


TAKE THE CAPITAL GAINS IN CASH

Reinvest the dividends in:

o    the same Fund; or

o    in another Fund of your choice.


TAKE EVERYTHING IN CASH


--------------------------------------------------------------------------------
When are you paid? On the first business day of each month after a dividend is declared.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Understand the Tax Consequences
--------------------------------------------------------------------------------

Each Fund intends to be treated as a regulated investment company under subchapter M of the Code. As a regulated investment company, each MainStay Fund is required to distribute at least 90% of its:

o    net taxable income;

o    net short-term capital gains; and

o    net tax-exempt income.

"Net" means the amount remaining after tax deductible expenses (expenses reduce "gross" earnings: in other words, the amount the Fund can pay to you.)


MOST OF YOUR DIVIDENDS ARE TAXABLE

Virtually all of the dividends you receive from The MainStay Funds (except the California Tax Free, New York Tax Free and the Tax Free Bond Funds) are taxable, whether you take them as cash or automatically reinvest them. Some dividends will be taxable as long-term capital gains.

Tax-free dividends are different
Dividends earned from tax-exempt securities will usually be free from federal tax. Your MainStay year-end statement will provide full tax information.

MainStay keeps track of your tax status and will mail your tax report each year by January 31. This report will tell you which dividends and redemptions should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long- and short-term capital gains.

Retirement plans
None of the dividends earned in a tax-deferred retirement plan are taxable until distributed from the plan.

Taxes on foreign investment income
(Mainly from the International Bond and International Equity Funds.) Income earned from investments in foreign countries may be withheld by those countries as income taxes. Under certain circumstances, the Fund may elect to pass along tax credits or deductions to you for foreign income taxes paid, although there are no assurances that the Fund will be able to do so, or that the credits or deductions will result in a tax benefit to you.


See pages 82-83 for the tax consequences of the Equity Index Fund guarantee.


--------------------------------------------------------------------------------
[ARROW] Seek assistance

Your Registered Representative is always available to help you keep your investment goals coordinated with your tax considerations. You should, however, rely on your tax adviser for tax counsel.

For additional information on taxation, see the SAI.
--------------------------------------------------------------------------------


     Don't overlook sales charges

The amount you pay in sales charges reduces gains and increases losses for tax purposes.

     All income affects your benefits

The government includes tax-exempt income when computing the amount of social security or other benefits that are subject to tax.


--------------------------------------------------------------------------------
[ARROW] "Tax Free" rarely means "totally tax-free"

o The California Tax Free, New York Tax Free and Tax Free Bond Funds (or any tax-free fund) may earn taxable income--in other words, you may have taxable income even from a generally tax-free fund.

o    Tax-exempt dividends may still be subject to state and local taxes.

o Any time you sell shares--even shares of a tax-free fund--you will be subject to tax on any gain (the rise in the share price).

o If you sell shares in a tax-free fund before you become entitled to receive tax-exempt interest as a dividend, a portion of sales proceeds may be taxable when paid to you. This is because it will be considered to be money from the sale instead of a dividend.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Know With Whom You're Investing
--------------------------------------------------------------------------------

================================================================================
WHO RUNS THE FUND'S DAY-TO-DAY BUSINESS?
================================================================================

MainStay Management, Inc. (the "Manager"), 300 Interpace Parkway, Building A, Parsippany, NJ 07054, serves as the Funds' manager, handling business affairs for the Funds. MainStay Management, Inc. is a corporation organized under the laws of Delaware and is an indirect wholly owned subsidiary of New York Life Insurance Company. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds. The Manager has delegated its portfolio management responsibilities to the Sub-Advisers.

The Manager pays the salaries and expenses of all personnel affiliated with the Funds, and all the operational expenses that aren't the responsibility of the Funds, including the fee paid to the Sub-Advisers. (See page 74, "Manager, Sub-Advisers and Distributor," and the SAI for more details.)

For its services, the Fund pays the Manager a monthly fee. (See page 74, "Manager, Sub-Advisers and Distributor".)

================================================================================
WHO MANAGES YOUR MONEY?
================================================================================

MacKay-Shields Financial Corporation ("MacKay-Shields"), 9 West 57th St., New York, NY 10019, is the Sub-Adviser to all the Funds in this prospectus, except Equity Index Fund. The firm was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly owned but autonomously managed subsidiary of New York Life Insurance Company. As of June 30, 1997, MacKay-Shields managed over $26.9 billion in assets.

Monitor Capital Advisors, Inc. ("Monitor"), 504 Carnegie Center, Princeton, NJ 08540, is the Sub-Adviser to the Equity Index Fund. Monitor is an indirect wholly owned subsidiary of New York Life Insurance Company. Monitor, a registered investment adviser incorporated in 1988, specializes in quantitative investment techniques such as enhanced indexing and asset allocation. As of June 30, 1997, Monitor managed assets totaling approximately $2.2 billion, mainly of index funds.

Under the supervision of the Funds' Trustees and the Manager, MacKay-Shields and Monitor (the "Sub-Advisers") are responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for them; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Sub-Advisers are paid a monthly fee by the Manager, not the Funds. (See "Manager, Sub-Advisers and Distributor," page 74, for a breakdown of fees.)

================================================================================
[ARROW] Who works to protect your interests?
================================================================================

--------------------------------------------------------------------------------
A Board of Trustees oversees the Funds. The Trustees have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Funds. Other than serving as Trustees, most of the Board Members have no affiliation with the Trust or its service providers.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Know With Whom You're Investing
--------------------------------------------------------------------------------

WHO DISTRIBUTES THE MAINSTAY FUNDS?

NYLIFE Distributors Inc., 300 Interpace Parkway, Building A, Parsippany, NJ 07054, acts as the principal underwriter and distributor of the Funds' shares. NYLIFE Distributors Inc. (the "Distributor") is a corporation organized under New York law and is an indirect wholly owned subsidiary of New York Life Insurance Company. The Distributor offers shares of each Fund. In addition, NYLIFE Securities Inc., an indirect wholly owned subsidiary of New York Life Insurance Company, and other broker-dealers offer shares of some or all of the Funds pursuant to dealer agreements with the Distributor. The Distributor and other broker-dealers pay commissions and service fees to Registered Representatives. The Distributor also pays for printing and mailing prospectuses and sales literature; and for any advertising for The MainStay Funds. For its services, the Distributor is paid a monthly fee--the Rule 12b-1 fee--and retains a portion of sales charges. (See page 74, "Manager, Sub-Advisers, and Distributor--The Distributor" for more details.)


WHO KEEPS TRACK OF YOUR ACCOUNT?

MainStay Shareholder Services Inc. (MSS) is the Funds' Transfer, Dividend Disbursing and Shareholder Servicing Agent. MSS, whose address is 260 Cherry Hill Road, Parsippany, NJ 07054, is an indirect wholly owned subsidiary of New York Life Insurance Company. MSS provides customer service, is responsible for preparing and sending statements, confirms and checks, and keeps certain financial and accounting records. MSS has entered into an agreement with Boston Financial Data Services (BFDS), whose address is 2 Heritage Drive, North Quincy, MA 02171. BFDS will perform certain of the services for which MSS is responsible. In addition, the Funds may contract with other service organizations, including broker-dealers and other financial institutions, which will establish a single omnibus account for their clients with the Funds. The service organizations will provide shareholder services to the shareholders within the omnibus accounts and receive fees for those services from the Funds.

The Bank of New York is the custodian of the investments of the Equity Index, International Bond, International Equity, Strategic Income, California Tax Free and New York Tax Free Funds and has subcustodial agreements for holding the Funds' foreign securities.

State Street Bank and Trust Company is the Custodian of the investments of the Capital Appreciation, Convertible, Government, High Yield Corporate Bond, Money Market, Tax Free Bond, Total Return and Value Funds, and has subcustodial agreements for holding the Funds' foreign securities.

--------------------------------------------------------------------------------
                        Know Your Rights as a Shareholder
--------------------------------------------------------------------------------


YOU HAVE THE RIGHT TO ASK ANY QUESTIONS

Any time you have a question about your account, you should:

o    ask your Registered Representative;

o    call 1-800-MAINSTAY (between 8:00 AM and 6:00 PM Eastern time); or

o    write to The MainStay Funds, P.O. Box 8401,
     Boston, Massachusetts, 02266-8401.


THE RIGHT TO RECEIVE INFORMATION ABOUT YOUR INVESTMENT -- CALL 1-800-MAINSTAY

You receive quarterly statements (monthly statements for the Money Market Fund) covering the Funds you own, including the number and value of shares, dividends declared or paid and other information.

Confirmations
Every time you buy, sell or exchange shares between Funds, you'll receive a confirmation in the mail shortly thereafter. It summarizes all the key information: what you bought and sold, what it cost, the sales charge (if any), and other vital data. The Money Market Fund mails confirmations once a month detailing dividend and account activity.

Financial reports
You will receive an annual financial statement for your Fund, examined by the Fund's independent accountants. You will also receive semiannual financial statements which are unaudited.

Each financial report shows as of the end of the reporting period:

o    the investments owned by the Fund;

o    the market value of each investment; and

o    other financial information.

================================================================================
[ARROW] Keep your statements.
================================================================================

--------------------------------------------------------------------------------
You may need them for tax reporting purposes.


     Be alert: Mistakes can happen.

Always review your confirmations and statements immediately.
--------------------------------------------------------------------------------


THE RIGHT TO HAVE ONE SHARE, ONE VOTE

o    Every share issued by a Fund carries equal ownership rights.

o By owning shares, you're entitled to vote on certain issues and policies regarding the Fund or class of shares you own. You have one vote per share you own.

o You're entitled to vote upon the election of MainStay Trustees and to ratify independent accountants.

o You're entitled to approve the adoption of a new investment advisory agreement or plan of distribution relating to the Fund.

o You're also entitled to approve any changes in fundamental investment restrictions or policies of the Fund.


THE RIGHT TO ATTEND MEETINGS

Although MainStay doesn't intend to hold annual shareholder meetings, you have the right to call a meeting of shareholders for the purpose of voting upon removal of a Trustee for cause. Removing a Trustee requires the approval of two-thirds of the outstanding shares of The MainStay Funds. Generally, shareholder meetings are only held when the Trustees recommend an action which requires shareholder approval.

--------------------------------------------------------------------------------
                               Tell Me The Details
--------------------------------------------------------------------------------


================================================================================
THE TRUST
================================================================================

The Trust is registered with the SEC as an open-end management investment company under the 1940 Act. Each Fund has a separate investment objective or objectives which it pursues through separate investment policies, as described in Tell Me the Key Facts on pages 6 through 62 and in the SAI. The differences in objectives and policies among the Funds can be expected to affect the degree of market and financial risk to which each Fund is subject and the investment return of each Fund. The Trust was established as a Massachusetts business trust on January 9, 1986 by a Declaration of Trust.

Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. No contingent deferred sales charge would be imposed on distributions during liquidation of a Fund. As of December 8, 1997, NYLIFE Distributors Inc. owned a controlling interest (as that term is defined under the 1940 Act) of the New York Tax Free Fund Class A shares, International Equity Fund Class A shares and International Bond Fund Class A shares and New York Life Insurance Company General Account owned a controlling interest of the Strategic Income Fund Class A shares and Strategic Value Fund Class A shares.

As of December 1, 1997, the Trust had aggregate assets of approximately $12.4 billion, and 388,257 shareholders.

================================================================================
OTHER INFORMATION ABOUT THE FUNDS
================================================================================

None of the Funds alone constitutes a complete investment program.

Investment decisions for each Fund are made independently from those of the other accounts and investment companies that may be managed by the Sub-Advisers. However, if such other accounts or investment companies are prepared to invest in, or desire to dispose of, securities in which one Fund invests at the same time as another Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.

--------------------------------------------------------------------------------
CONVERTIBLE FUND
--------------------------------------------------------------------------------

In selecting convertible securities for purchase or sale, the Sub-Adviser takes into account a variety of investment considerations, including credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.

During the fiscal year ended December 31, 1996, based upon the dollar-weighted average ratings of the Fund's portfolio holdings at the end of each month in the Fund's fiscal year, the Fund had the following percentages of its net assets invested in securities rated in the categories indicated (all ratings are by S&P):
                 8.82% in securities rated AAA

                10.74% in securities rated AA

                 4.91% in securities rated A

                18.65% in securities rated BBB

                 8.76% in securities rated BB

                25.60% in securities rated B

                 2.52% in securities rated CCC

                 0.13% in securities rated C

                17.65% in cash and cash equivalents

                 2.22% in equity securities

These figures are intended solely to provide disclosure about the Fund's asset composition during its fiscal year ended December 31, 1996. The asset composition after this time may or may not be the same as represented by such figures. In addition, the categories reflect ratings by S&P, and ratings assigned by Moody's may not be consistent with ratings assigned by S&P or other credit rating services, and the Sub-Adviser may not necessarily agree with a rating assigned by any credit rating agency.

The Fund may sell short against the box, among other reasons, to hedge against a possible market decline in the value of the security owned or to enhance liquidity. For more information on short sales against the box see pages 70-71.

--------------------------------------------------------------------------------
EQUITY INDEX FUND
--------------------------------------------------------------------------------

When the Fund has cash reserves, the Fund may invest in cash equivalents, U.S. government securities and repurchase agreements with respect thereto. The Fund may also invest up to 25% of its total assets in securities of issuers in one industry (unless the Index exceeds that concentration) and lend up to 30% of its total assets to financial institutions.

The Guarantee

NYLIFE Inc. ("NYLIFE"), a New York corporation and a wholly owned subsidiary of New York Life Insurance Company ("New York Life"), will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the "Guarantee") that if, exactly 10 years from the date of purchase (the "Guarantee Date"), the net asset value of a unit equal to the net asset value of a Fund share when purchased, plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that 10-year period ("Guaranteed Share"), is less than the public offering price initially paid for the share ("Guaranteed Amount"), NYLIFE will pay for disbursement to shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the net asset value of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. There is no charge to the Fund or its Shareholders for the Guarantee.

If the Fund pays a dividend or distribution in cash to all Fund shareholders, the amount of the distribution will reduce the Guaranteed Amount with respect to each Guaranteed Share in the amount of such cash distribution. Fund shares may be redeemed or exchanged by shareholders prior to their Guarantee Date. However, any such redeemed or exchanged shares will lose the benefit of the Guarantee.

Following the Guarantee Date, the shares of the Equity Index Fund will be subject to those risks normally associated with an investment in shares of a mutual fund that invests in securities represented in the Index.

NYLIFE is a New York holding company incorporated on January 26, 1984. Audited financial statements for NYLIFE for its most recent fiscal year ended December 31, 1996, appear in the SAI.

New York Life is a mutual life insurance company. Payment obligations under the Guarantee will be solely the obligations of NYLIFE. None of the Fund, New York Life, Monitor, NYLIFE Distributors Inc., NYLIFE Securities Inc., any of their affiliates nor any other party is undertaking any obligation to the Fund or its shareholders with respect to the Guarantee. New York Life is not obligated to pay any claim under the Guarantee or to make additional capital contributions to NYLIFE.

For more information on the Guarantee, see the SAI.

How the indexing works

The weightings of stocks in the Index are based on each stock's relative total market capitalization (the stock's market price per share times the number of shares outstanding). The Sub-Adviser seeks to provide investment results which mirror the performance of the Index. The Sub-Adviser attempts to achieve this objective by investing in all stocks in the Index in the same proportion as their representation in the Index.

It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets. The correlation between the performance of the Fund and the Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's NAV, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's correlation, however, may be affected by, among other things, transaction costs, changes in either the composition of the Index or number of shares outstanding for the components of the Index, and the timing and amount of shareholder redemptions, if any.

--------------------------------------------------------------------------------
GOVERNMENT FUND
--------------------------------------------------------------------------------

This Fund seeks to achieve its investment objective by investing primarily in U.S. government securities, which include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities which are supported by:
(i) the full faith and credit of the U.S. government e.g., GNMA certificates;
(ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government; (iii) the credit of the instrumentality (e.g., bonds issued by the FNMA); or (iv) the discretionary authority of the U.S. government to purchase certain obligations of U.S. government agencies or instrumentalities.

The agencies and instrumentalities that issue U.S. government securities include, among others specifically mentioned in this prospectus: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Farm Credit Bank, Student Loan Marketing Association and U.S. Maritime Administration.

The Fund anticipates that a significant portion of its portfolio may consist of Treasury bonds, GNMA mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools, such as securities issued by FNMA and FHLMC.

Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Sub-Adviser.

--------------------------------------------------------------------------------
HIGH YIELD CORPORATE BOND FUND
--------------------------------------------------------------------------------

This Fund seeks to maximize current income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective; and will be sought only when consistent with the Fund's primary objective. For example, capital appreciation will be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Sub-Adviser expects interest rates to decline.

Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in illiquid securities and, to the extent applicable, its limitation on investments in securities rated below investment grade.

The Sub-Adviser seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. In addition, investments in foreign securities may serve to provide further diversification. For a further discussion of the special risks of investing in lower-rated and foreign securities, see "Description of Investments and Investment Practices--Risks of Investing in High Yield Securities ('Junk Bonds')" and "Description of Investments and Investment Practices--Foreign Securities" in this prospectus.

During the fiscal year ended December 31, 1996, based upon the dollar-weighted average ratings of the Fund's portfolio holdings at the end of each month in the Fund's fiscal year, the Fund had the following percentages of its net assets invested in securities rated in the categories indicated (all ratings are by S&P):

                24.25% in securities rated AAA

                13.96% in securities rated BB

                39.24% in securities rated B

                 7.83% in securities rated CCC

                 0.14% in securities rated D

                 2.07% in unrated securities

                 1.57% in cash and cash equivalents

                10.94% in equity securities

These figures are intended solely to provide disclosure about the Fund's asset composition during its fiscal year ended December 31, 1996. The asset composition after this time may or may not be the same as represented by such figures. In addition, the categories reflect ratings by S&P, and ratings assigned by Moody's may not be consistent with ratings assigned by S&P or other credit ratings services, and the Sub-Adviser may not necessarily agree with a rating assigned by any credit rating agency.

--------------------------------------------------------------------------------
INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------

The International Bond Fund is intended for investors who are seeking competitive overall return commensurate with an acceptable level of risk from an international portfolio of debt securities, but who also understand that international fixed income investments involve more risk than comparable domestic securities, due, in part, to fluctuating currency values.

In making investments for the Fund, the Sub-Adviser considers factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers. The Sub-Adviser will also determine, using good faith and judgement, (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market.

To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign exchange contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently.

Generally, the Fund's average maturity will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. The Fund may use various techniques to shorten or lengthen the dollar-weighted average maturity of its portfolio, including transactions in futures and options on futures, interest rate swaps, caps, floors and short sales against the box.

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Sub-Adviser.

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

In making investments for the Fund, the Sub-Adviser considers factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers. The Sub-Adviser will also determine, using good faith judgement, (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market. To hedge the market value of securities held, proposed to be held or sold, or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and future contracts and related options with respect to securities, indexes of securities or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund also may purchase securities on a when-issued or forward commitment basis and engage in portfolio securities lending. The Fund may use all of these techniques (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of or in addition to buying and selling stocks and currencies, or (2) in an effort to hedge against a decline in the value of securities or currencies owned by it or an increase in the price of securities which it plans to purchase. The Fund may also purchase and sell foreign currency exchange contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. See pages 67-72, "Description of Investments and Investment Practices," for additional information on the Fund's permitted investments.

The International Equity Fund may invest in American Depositary Receipts ("ADRs") European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") or other similar securities convertible into securities of foreign issuers. An ADR is a receipt typically issued by a U.S. bank or trust company showing that you own a foreign security. An EDR is a receipt typically issued by a European bank or trust company showing that you own a foreign security. GDRs and IDRs are receipts typically issued by global or international depositories showing that you own a foreign security.

--------------------------------------------------------------------------------
STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

In managing the Fund, the Sub-Adviser conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios. Fundamental economic cycle analysis, credit quality and interest rate trends are among the principal factors considered by the Sub-Adviser in determining whether to increase or decrease the emphasis placed upon a particular type of security or bond market sector within the Fund's investment portfolio.

In making investment decisions with respect to maturity shifts, the Sub-Adviser takes into account a broad range of fundamental and technical indicators. The Sub-Adviser will alter the average maturity of the portfolio in accordance with its judgment based on the research and other methods described above.

In seeking a competitive overall return, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Sub-Adviser expects interest rates to decline. If the Sub-Adviser is incorrect in its expectations of changes in interest rates, or in its evaluation of the normal yield relationship between two securities, the Fund's income, NAV and potential capital gains could decrease; or the potential loss could increase. This and other factors may affect the income available for distribution to shareholders.

Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, foreign government securities and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

The Fund may invest up to 30% of its total assets in equity securities. These may include capital notes, which are securities representing beneficial interests in a trust for which the controlling common stock is owned by a bank holding company. These beneficial interests are commonly issued as preferred stock but may also be issued as other types of instruments. The trust owns debentures issued by the bank holding company and issues the preferred stock to investors. In making investments in foreign securities the Sub-Adviser will determine, using good faith and judgement, (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market. The Sub-Adviser may consider factors such as prospects for currency exchange and interest rates and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers.

To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign currency exchange contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently.

Generally, the average maturity of the foreign securities held by the Fund will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. The Fund may use various techniques to shorten or lengthen the dollar-weighted average maturity of its portfolio, including transactions in futures and options on futures, interest rate swaps, caps, floors and short sales against the box.

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Sub-Adviser.

The Sub-Adviser seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. For a further discussion of the special risks of investing in lower-rated and foreign securities, see "Description of Investments and Investment Practices--Risks of Investing in High Yield Securities ('Junk Bonds')" and "Description of Investments and Investment Practices--Foreign Securities" in this prospectus.

--------------------------------------------------------------------------------
TAX FREE BOND FUND
--------------------------------------------------------------------------------

This Fund invests in obligations of states and their political subdivisions and agencies, the interest from which is, in the opinion of the issuer's bond counsel, exempt from regular federal income tax ("Municipal Bonds" or "tax-exempt securities"). None of the Fund, the Sub-Adviser nor counsel to the Fund reviews such opinions or otherwise determines independently that the interest on a security will be classified as tax-exempt interest. Municipal Bonds are issued to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors.

Because the Fund may hold high-grade Municipal Bonds, the income earned on shares of the Fund may tend to be less than it might be on a portfolio emphasizing lower quality securities. Conversely, to the extent that the Fund holds lower quality securities, the risk of default in the payment of principal or interest by the issuer of a portfolio security is greater than if the Fund held only higher quality securities. Although higher quality tax-exempt securities may produce lower yields, they are generally more marketable. To protect the Fund's capital under adverse market conditions, the Fund may from time to time purchase higher quality securities or taxable short-term investments with a resultant decrease in yield or increase in the proportion of taxable income.

The Fund may sell a security at any time in order to improve the yield on the Fund's portfolio. In buying and selling portfolio securities, the Fund seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Fund will not engage in arbitrage transactions.

The Fund may invest in Industrial Development and Pollution Control Bonds and municipal lease obligations. For more information on these types of investments see page 68, "Description of Investments and Investment Practices--Industrial Development and Pollution Control Bonds" and page 69, "Description of Investments and Investment Practices--Municipal Securities and Municipal Lease Obligations."

From time to time, the Fund may invest 25% or more of the value of its total assets in Municipal Bonds that are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). The Fund may also invest 25% or more of the value of its total assets in Industrial Development Bonds. Further, the Fund may acquire all or part of privately negotiated loans made to tax-exempt borrowers. To the extent that these private placements are not readily marketable, the Fund will limit its investment in such securities (along with all other illiquid securities) to no more than 10% of the value of its total assets. Because an active trading market may not exist for such securities, the price that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Sub-Adviser.

--------------------------------------------------------------------------------
TOTAL RETURN FUND
--------------------------------------------------------------------------------

The Fund may invest in common stocks, convertible securities, warrants and fixed-income securities, such as bonds, preferred stocks and other debt obligations, including money market instruments. The Fund will also invest in stocks and other equity securities which it believes to be undervalued based upon factors such as ratios of market price to book value, estimated liquidating value and projected cash flow.

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Sub-Adviser.

================================================================================
DESCRIPTION OF INVESTMENTS AND
INVESTMENT PRACTICES
================================================================================

Information about the following types of investments, investment practices and related risks appears below: Brady Bonds, Cash Equivalents, Floaters and Inverse Floaters, Foreign Index-Linked Instruments, Foreign Securities, Industrial Development and Pollution Control Bonds, Lending of Portfolio Securities, Loan Participation Interests, Mortgage-Backed and Asset-Backed Securities, Municipal Securities and Municipal Lease Obligations, Repurchase Agreements, Risk Management Techniques, Short Sales Against the Box, Swap Agreements, When-Issued Securities and Forward Commitments, Zero Coupon Bonds, Risks of Investing in High Yield Securities ("Junk Bonds") and Special Risk Considerations for California Tax Free Fund and New York Tax Free Fund. For more information about the investments, investment practices and risks described in this section, please see the SAI.

--------------------------------------------------------------------------------
BRADY BONDS
--------------------------------------------------------------------------------

The Convertible Fund, High Yield Corporate Bond Fund, International Bond Fund, Strategic Income Fund and Total Return Fund may each invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. (For more information, see the SAI.)

--------------------------------------------------------------------------------
CASH EQUIVALENTS
--------------------------------------------------------------------------------

Each of the Funds may invest in cash or cash equivalents, which include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by any U.S. or foreign government or government agencies or instrumentality thereof (including repurchase agreements collateralized by such securities); obligations of banks (certificates of deposit, bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000, and obligations of other banks or savings and loan associations if such obligations are federally insured; commercial paper which at the date of investment is rated A-1 by S&P or P-1 by Moody's or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's; short-term corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's; and other debt instruments not specifically described if such instruments are deemed by the Trustees to be of comparable high quality and liquidity.

--------------------------------------------------------------------------------
FLOATERS AND INVERSE FLOATERS
--------------------------------------------------------------------------------

Each Fund, other than the Capital Appreciation Fund and the Equity Index Fund, may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The California Tax Free Fund, Convertible Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, New York Tax Free Fund, Strategic Income Fund, Tax Free Bond Fund and Total Return Fund, may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. The leverage associated with inverse floaters may result in greater volatility in their market values. Certain inverse floaters may be determined to be illiquid securities.

--------------------------------------------------------------------------------
FOREIGN INDEX-LINKED INSTRUMENTS
--------------------------------------------------------------------------------

The International Bond Fund, International Equity Fund and Strategic Income Fund may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index. In the case of foreign-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments reflect the risks of investing in the index or other instrument, the performance of which determines the return for the instrument. Tax considerations may limit the Funds' ability to invest in foreign index-linked instruments.

--------------------------------------------------------------------------------
FOREIGN SECURITIES
--------------------------------------------------------------------------------

Each Fund, except the California Tax Free Fund, Government Fund, New York Tax Free Fund, and Tax Free Bond Fund, may purchase foreign securities. The Money Market Fund may only purchase dollar-denominated foreign securities. Foreign investments could be more difficult to sell than U.S. investments. They also may subject the Fund to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Many of the foreign securities in which the Funds invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. A Fund may, however, engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See page 70, "Risk Management Techniques."

--------------------------------------------------------------------------------
INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS
--------------------------------------------------------------------------------

The California Tax Free Fund, High Yield Corporate Bond Fund, New York Tax Free Fund, Strategic Income Fund, Tax Free Bond Fund and Total Return Fund may purchase Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. (For more information, see the SAI.)

--------------------------------------------------------------------------------
LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

Each Fund, except the Money Market Fund and Tax Free Bond Fund may lend its investment securities to brokers, dealers and financial institutions for the purpose of realizing additional income pursuant to guideliness adopted by the Board of Trustees. The total market value of securities loaned will not at any time exceed 33% of the total assets of a Fund. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund's Sub-Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. (For more information see the SAI.)

--------------------------------------------------------------------------------
LOAN PARTICIPATION INTERESTS
--------------------------------------------------------------------------------

The Funds may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. A Fund's investments in loan participation interests will be subject to its limitation on investments in illiquid securities and, to the extent applicable, its limitation on investments in securities rated below investment grade.

In a typical corporate loan syndication, a number of institutional lenders lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. The loan agreement among the corporate borrower and the co-lenders identifies the agent bank as well as sets forth the rights and duties of the parties. The agreement often (but not always) provides for the collateralization of the corporate borrower's obligations thereunder and includes various types of restrictive covenants which must be met by the borrower.

The principal credit risk associated with acquiring participation interests from a co-lender or another participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of participant rather than a co-lender because the Fund must assume the risk of insolvency of the co-lender from which the participation interest was acquired and that of any person interpositioned between the Fund and the co-lender.

--------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------

Mortgage-backed and asset-backed securities are securities that derive their value from underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment.

--------------------------------------------------------------------------------
MUNICIPAL SECURITIES AND MUNICIPAL LEASE OBLIGATIONS
--------------------------------------------------------------------------------

The two main types of municipal bonds are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its full faith, credit and taxing power to repay the principal and interest. "Revenue" bonds are repaid from the revenue of a particular facility (or group of facilities) or from proceeds of a specific revenue source. (Examples: bonds used to raise funds for highways, airports and hospitals.)

The California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund may invest in municipal lease obligations. Municipal lease obligations are tax-exempt securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local government authorities to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal bonds.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

Each Fund may enter into domestic repurchase agreements to earn income. The International Bond Fund, International Equity Fund and Strategic Income Fund may also enter into foreign repurchase agreements. A repurchase agreement is an agreement whereby a Fund purchases a portfolio eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day).

The Strategic Income Fund, California Tax Free Fund and New York Tax Free Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of liquid assets to cover its obligations under reverse repurchase agreements. Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than one-third of its total assets. The use of reverse repurchase agreements by a Fund creates leverage which increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

The Trustees have reviewed and approved certain sellers who they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such sellers. If the other party to a repurchase agreement were to become bankrupt, a Fund could experience delays in recovering its investment or losses.

--------------------------------------------------------------------------------
RISK MANAGEMENT TECHNIQUES
--------------------------------------------------------------------------------

The Funds can use various techniques to increase or decrease their exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward foreign currency exchange contracts and options on foreign currencies) and purchasing put or call options on securities and securities indexes.

The Funds can use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Fund uses such techniques in an attempt to reduce risk it is known as "hedging". If a Fund's Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

The California Tax Free Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Strategic Income Fund, New York Tax Free Fund, Tax Free Bond Fund and Total Return Fund may each enter into contracts for the future delivery of debt securities or an index of debt securities that are sufficiently correlated to its portfolio. The Government Fund may enter into futures contracts and purchase and write options on futures, which are not U.S. government securities.

Similarly, the Capital Appreciation Fund, Convertible Fund, Equity Index Fund, International Equity Fund, Total Return Fund and Value Fund may enter into contracts for the future delivery of securities and stock index futures contracts to protect against changes in stock market prices.

In addition, each Fund, except the California Tax Free Fund, Equity Index Fund, Government Fund, Money Market Fund, New York Tax Free Fund and Tax Free Bond Fund, may, to the extent it invests in foreign securities, enter into contracts for the future delivery of foreign currencies to protect against changes in currency exchange rates for the same type of hedging purposes, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired, and enter into a variety of foreign currency transactions, including forward foreign currency exchange contracts in order to protect or hedge against the adverse effect that changes in future foreign currency exchange rates may have on its investment portfolio or on its investment activities that are undertaken in foreign currencies.

The Tax Free Bond Fund will only purchase or sell futures or related options (such as U.S. Treasury or municipal securities index futures and related options) when, in the opinion of the Sub-Adviser, price movements in such futures and related options will closely correlate with price movements in the tax-exempt municipal securities which are subject to the hedge.

Each Fund, except the Equity Index Fund, Money Market Fund and Tax Free Bond Fund, may sell (write) covered put and call options and purchase put and call options on any securities in which it may invest that are traded on U.S. and foreign securities and options exchanges and in the over-the-counter market, each in accordance with its respective investment objectives and policies. The Equity Index Fund may purchase calls on individual securities. The Government Fund may buy and sell options on securities which are not U.S. government securities in order to attempt to hedge against changes in interest rates and to seek current income.

Each Fund, except the Equity Index Fund, Money Market Fund and Tax Free Bond Fund may engage in a strategy known as "married puts." This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale against the box (see "short sales against the box") but for various reasons is unable to do so. Subject to limitations with respect to options described below, the Fund may enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

The Trustees have adopted a nonfundamental policy that each of the Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, Total Return Fund and Value Fund may write covered call or put options with respect to no more than 25% of the value of its net assets, may purchase protective puts with a value of up to 25% of its net assets and may purchase calls and puts other than protective puts, with a value of up to 5% of the Fund's net assets.

The Funds, other than the California Tax Free Fund, Money Market Fund, New York Tax Free Fund and Tax Free Bond Fund, may purchase put and call options on securities indexes to hedge against risks of market-wide price fluctuations. The Equity Index Fund may buy or sell call options on the S&P 500 Index.

The Equity Index Fund will use these techniques primarily as a temporary substitute for taking positions in the securities that comprise the Index, particularly if the Sub-Adviser considers these instruments to be undervalued relative to the prices of the securities that comprise the Index. The Fund may, in particular, purchase call options on the Index to protect against increases in the prices of securities underlying the Index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. (For more information, see the SAI.)

--------------------------------------------------------------------------------
SHORT SALES AGAINST THE BOX
--------------------------------------------------------------------------------

A short sale is a transaction in which a Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. A short sale "against the box" is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. Each of the Funds will only enter into short sales against the box. A Fund may enter into a short sale against the box, among other reasons, to hedge against a possible market decline in the value of the security owned. To effect a short sale against the box, the Fund borrows from a broker the securities which are sold in the short sale, and the broker holds the proceeds until the borrowed securities are replaced. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. If a broker with which the Fund has open short sales were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. The Funds will only enter into short sales against the box with brokers the Sub-Advisers believe are creditworthy. Short sales against the box will be limited to no more than 25% of a Fund's total assets.

--------------------------------------------------------------------------------
SWAP AGREEMENTS
--------------------------------------------------------------------------------

The International Bond Fund, International Equity Fund and Strategic Income Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Sub-Adviser's ability to predict correctly movements in interest rates, indexes and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market and the laws relating to swaps, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements, to realize amounts to be received under such agreements, or to enter into swap agreements. Furthermore, swap agreements could have adverse tax consequences. See Tax Status in the SAI for information regarding the tax considerations relating to swap agreements.

--------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
--------------------------------------------------------------------------------

Each Fund may from time to time purchase securities on a when-issued basis. Debt securities are often issued on this basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, each Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures for when-issued securities will be followed.

--------------------------------------------------------------------------------
ZERO COUPON BONDS
--------------------------------------------------------------------------------

The Funds, except the Equity Index Fund, may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. Zero coupon bonds tend to be more volatile than conventional debt securities.

--------------------------------------------------------------------------------
RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")
--------------------------------------------------------------------------------

The Convertible Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Strategic Income Fund and Total Return Fund may, to varying degrees as previously described under "Descriptions of Each Fund" and "General Investment Considerations," invest in debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Sub-Adviser. Such securities are sometimes referred to as junk bonds and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily NAV of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Sub-Adviser deems it in the best interest of the shareholders.

--------------------------------------------------------------------------------
SPECIAL RISK CONSIDERATIONS FOR THE CALIFORNIA TAX FREE FUND AND NEW YORK TAX FREE FUND
--------------------------------------------------------------------------------

California Municipal Securities. Investors should be aware that certain California Constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in certain adverse consequences affecting California municipal securities. For instance, certain provisions of the California Constitution and statutes that limit the taxing and spending authority of California governmental entities may impair the ability of the issuers of some California municipal securities to maintain debt service on their obligations. Other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

New York Municipal Securities. Investors should be aware that New York State and New York City face long-term economic problems which could seriously affect their ability and that of other issuers of New York municipal securities to meet their financial obligations. The credit standings of New York State and of certain local governments (including New York City) have been, and could be further, reduced.

For a discussion of certain matters relating to the fiscal policies and financial condition of the states of California and New York and their political subdivisions, see the SAI.

--------------------------------------------------------------------------------
INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The following restrictions may not be changed with respect to any Fund without the approval of the majority of the outstanding voting securities of that Fund (as defined in the 1940 Act). Investment restrictions that appear below or elsewhere in this Prospectus that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund.

The Trust may not, on behalf of any Fund:

(1) with respect to 75% of each Fund's total assets invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer, except U.S. government securities, or purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund. This restriction does not apply to the California Tax Free Fund, Equity Index Fund, International Bond Fund and New York Tax Free Fund;

(2) borrow money except from banks on a temporary basis for extraordinary or emergency purposes, including the meeting of redemption requests, or by engaging in reverse repurchase agreements or comparable portfolio transactions provided that these Funds maintain asset coverage of at least 300% for all such borrowings, and no purchases of securities will be made while such borrowings exceed 5% of the value of the Fund's total assets (10% in the case of the California Tax Free Fund and New York Tax Free
     Fund);

(3) purchase securities (or with respect to the California Tax Free Fund, New York Tax Free Fund, and Tax Free Bond Fund purchase (i) Pollution Control and Industrial Development Bonds or (ii) securities the interest from which is not exempt from regular federal income tax) if such purchase would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. government securities or investments in repurchase agreements with respect thereto (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents) except that (a) the above limitation does not apply to the Equity Index Fund to the extent that the Standard & Poor's 500 Composite Stock Price Index is so concentrated; (b) up to 40% of the High Yield Corporate Bond Fund's and Strategic Income Fund's total assets, taken at market value, may be invested in each of the electric utility and telephone industries, but each Fund will not invest 25% or more in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more); (c) 25% or more of the market value of the total assets of the Money Market Fund will be invested in the securities of banks and bank holding companies, including certificates of deposit and bankers' acceptances; and
     (d) at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated" (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its total assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds. With respect to the California Tax Free Fund and New York Tax Free Fund, private activity bonds ultimately payable by companies within the same industry are treated as if they were issued by issuers in the same industry for purposes of this restriction;

(4) purchase or sell real estate (excluding securities secured by real estate or interests therein or issued by companies that invest in or deal in real estate) or, in the case of the California Tax Free Fund and New York Tax Free Fund, real estate investment trust securities; commodities and commodity contracts. The Trust reserves the freedom of action to hold and to sell real estate acquired for any Fund as a result of the ownership of securities. Purchases and sales of foreign currencies on a spot basis and forward foreign currency exchange contracts, options on currency, futures contracts on currencies or securities indices and options on such futures contracts are not deemed to be an investment in a prohibited commodity or commodity contract for the purpose of this restriction; or

(5) make loans to other persons, except loans of portfolio securities (in the case of the California Tax Free Fund and New York Tax Free Fund, in an amount not to exceed 10% of the value of each Fund's total assets in accordance with applicable guidelines approved by the Board of Trustees and 30% in the case of the Equity Index Fund). The purchase of debt obligations (and bankers' acceptances and commercial paper in the case of the Equity Index Fund) and the entry into repurchase agreements in accordance with such Fund's investment objectives and policies are not deemed to be loans for this purpose.

"Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's NAV. Additional fundamental and nonfundamental investment restrictions may be found in the SAI.

================================================================================
MANAGER, SUB-ADVISERS AND DISTRIBUTOR
================================================================================

--------------------------------------------------------------------------------
THE MANAGER
--------------------------------------------------------------------------------

The Trust, on behalf of each Fund, pays the Manager a monthly fee for services performed at an annual percentage of the average daily net assets of that Fund as follows:

                                                                Rate paid for
                                                                the year ended
                                                   Annual        December 31,
                                                    Rate             1996
 ................................................................................
California Tax Free Fund                           0.50%*          0.40%
Capital Appreciation Fund                          0.72%**         0.58%
Convertible Fund                                   0.72%           0.72%
Equity Index Fund                                  0.50%+          0.32%
Government Fund                                    0.60%**         0.60%
High Yield Corporate Bond Fund                     0.60%**         0.56%
International Bond Fund                            0.70%++         0.40%
International Equity Fund                          1.00%           1.00%
Money Market Fund                                  0.50%ss.        0.22%
New York Tax Free Fund                             0.50%*          0.30%
Strategic Income Fund                              0.60%***        N/A
Tax Free Bond Fund                                 0.60%           0.60%
Total Return Fund                                  0.64%*          0.62%
Value Fund                                         0.72%||         0.60%
 ................................................................................

* The Manager has voluntarily agreed to reimburse the expenses of California Tax Free Fund and New York Tax Free Fund to the extent that operating expenses would exceed on an annual basis 1.24% and 1.49% of the average daily net assets for the Class A and Class B shares, respectively.

** The Manager has voluntarily established fee breakpoints for certain of the Funds as follows: for the Government Fund of .55% on assets in excess of $1 billion; for the High Yield Corporate Bond Fund of .55% on assets in excess of $500 million; for the Total Return Fund of .60% on assets in excess of $500 million; and for the Capital Appreciation Fund of .65% on assets in excess of $200 million and .50% on assets in excess of $500 million.

*** The Manager has agreed to voluntarily reduce its fee payable by the Strategic Income Fund to the extent necessary such that total expenses do not exceed on an annual basis 1.15% and 1.90% of the average daily net assets for Class A and B shares, respectively, until such time as the Fund reaches $100 million in assets or one year from the date of the Fund's commencement of operations, whichever may occur first.

+ In the event the total expenses of Equity Index Fund (including Rule 12b-1 fees) for any fiscal year exceeds .80% of the value of the Fund's average annual net assets, the Manager will reduce its fees payable by the Fund by the difference between the Fund's total expenses and .80%.

++ The Manager has agreed to waive a portion of its fee payable by the International Bond Fund until such time as the Fund reaches $50 million in net assets.

ss. up to $300 million; .45% from $300 to $700 million; .40% from $700 million to $1.0 billion; and .35% in excess of $1.0 billion. The Manager has voluntarily agreed to assume the expenses of Money Market Fund to the extent that such expenses would exceed on an annual basis .70% of the average daily net assets of the Fund.

|| up to $200 million; .65% from $200 to $500 million; and .50% in excess of $500 million.

Each expense limitation, fee waiver and fee breakpoint arrangement discussed above, except for the fee breakpoints with respect to Money Market and Value Funds, is voluntary and may be discontinued at any time.

The payment of the Equity Index Fund's investment management fees, as well as other operating expenses, will have the effect of reducing investors' returns and will affect the Equity Index Fund's ability to track the S&P 500 Index exactly.

Each Fund, other than California Tax Free Fund, Equity Index Fund and New York Tax Free Fund, pursuant to an Accounting Agreement with the Manager, will bear an allocable portion of the Manager's cost of performing certain bookkeeping and pricing services. Each Fund, other than California Tax Free Fund, Equity Index Fund and New York Tax Free Fund, pays the Manager a monthly fee for services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets.

The Manager is not responsible for records maintained by the Funds' Custodians, Transfer Agent, Dividend Disbursing and Shareholder Servicing Agent, or Sub-Advisers.

--------------------------------------------------------------------------------
THE SUB-ADVISERS
--------------------------------------------------------------------------------

Pursuant to the terms of the Sub-Advisory Agreements between the Manager and the Sub-Advisers on behalf of each Fund, the Manager, not the Fund, pays the Sub-Advisers a monthly fee for services performed at the annual rates as follows:

                                                                     Rate Paid
                                                                      for the
                                                                    Year Ended
                                                      Annual        December 31,
                                                       Rate            1996
 ................................................................................
California Tax Free Fund                              0.25%*           0.20%
Capital Appreciation Fund                             0.36%*           0.29%
Convertible Fund                                      0.36%            0.36%
Equity Index Fund                                     0.10%            0.10%
Government Fund                                       0.30%*           0.30%
High Yield Corporate Bond Fund                        0.30%*           0.28%
International Bond Fund                               0.45%**          0.25%
International Equity Fund                             0.60%            0.60%
Money Market Fund                                     0.25%*+          0.11%
New York Tax Free Fund                                0.25%*           0.15%
Strategic Income Fund                                 0.30%*             N/A
Tax Free Bond Fund                                    0.30%            0.30%
Total Return Fund                                     0.32%*           0.31%
Value Fund                                            0.36%++          0.30%
 ................................................................................

* To the extent that the Manager has agreed to voluntarily waive all or a portion of its fee or reimburse expenses or has established fee breakpoints, the Sub-Adviser has voluntarily agreed do so proportionately.

** The Sub-Advisor has voluntarily agreed to waive a portion of its fee until such time as the International Bond Fund reaches $50 million in net assets.

+ up to $300 million; .225% from $300 to $700 million; .20% from $700 million to $1.0 billion; and .175% in excess of $1.0 billion.

++ up to $200 million; .325% from $200 to $500 million; and .25% in excess of $500 million.

--------------------------------------------------------------------------------
THE DISTRIBUTOR
--------------------------------------------------------------------------------

To compensate the Distributor for the services it provides and for the expenses it bears in distributing shares and servicing shareholders of the Funds, each Fund, other than the Money Market Fund, has adopted separate distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares of that Fund (the "Class A Plans," the "Class B Plans" and, collectively, the "Plans"). The Equity Index Fund only offers Class A shares and, accordingly, only has a Class A Plan. Pursuant to the Class A Plans, each Fund pays the Distributor a monthly fee, which is an expense of the Class A shares of each Fund charged against its income, at the annual rate of 0.25% of the average daily net assets of each Fund's Class A shares for distribution or service activities, as designated by the Distributor. Pursuant to the Class B Plans, each Fund pays the Distributor a monthly fee which is an expense of the Class B shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B shares (0.25% in the case of California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund).

Class B shares of the Funds pay to the Distributor, in addition to the distribution fee, a service fee at the rate of 0.25% on an annualized basis of the average daily net assets of the Class B shares of each Fund as compensation for personal continuing services rendered to Class B shareholders of the Funds and the maintenance of shareholder accounts.

The combination of the contingent deferred sales charge and the distribution fee contributes to a Fund's ability to sell Class B shares without a sales charge being deducted at the time of purchase. The Distributor is entitled to receive the proceeds of contingent deferred sales charges which may be imposed at the time of redemptions or repurchases of shares. The receipt of contingent deferred sales charges does not reduce the distribution fee. See page 68, "Alternative Sales Arrangements--Deferred Sales Charge Class B Shares--Contingent Deferred Sales Charge, Class B."

Under a Plan, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Each Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a Plan. For example, the Distributor will advance to dealers who sell Class B shares of the Funds an amount equal to 4% of the aggregate net asset value of the shares sold. In addition, the Distributor will pay dealers an ongoing annual service fee equal to 0.25% of the aggregate net asset value of shares held by investors serviced by the dealer. In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years. If the Plans for the Funds are terminated, the Funds will owe no payments to the Distributor other than any portion of the distribution fee accrued through the effective date of termination but then unpaid.

Plan revenues may be used to reimburse third parties which provide various services to shareholders who are participants in various retirement plans. These services include aggregating and processing purchase and redemption orders for participant shareholders, processing dividend payments, forwarding shareholder communications, and recordkeeping. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund.

Class B shares will be automatically converted to Class A shares, which pay lower 12b-1 fees, at the end of the calendar quarter occurring eight years after
(i) October 27, 1997 or (ii) the date a shareholder purchases his Class B shares, whichever is later. It is the Trust's intention that all share conversions be made on a tax-free basis, and if this cannot be reasonably assured, the Trustees reserve the right to modify or eliminate this share class conversion feature.

================================================================================
HOW TO PURCHASE SHARES OF THE FUNDS
================================================================================

--------------------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

The two classes of shares each represent an interest in the same portfolio of investments of each Fund, have the same rights and are identical in all respects, except that, to the extent applicable, each class bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from such sales arrangement. Each class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. The net income attributable to Class B shares and the dividends payable on Class B shares will be reduced by the amount of the higher Rule 12b-1 fee and incremental expenses associated with such class. Likewise, the NAV of the Class B shares generally will be reduced by such class specific expenses (to the extent the Fund has undistributed net income) and investment performance of Class B shares will be less competitive than that of Class A shares. For additional information on the features of Class A and Class B shares, see Alternative Sales Arrangements, page 77.

--------------------------------------------------------------------------------
BY MAIL
--------------------------------------------------------------------------------

Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's Registered Representative. Shares of any Fund, except the Money Market Fund, may be purchased at the NAV per share plus any applicable sales charge next determined after receipt in good order of the purchase order by that Fund plus any applicable sales charge. In the case of the Money Market Fund (which seeks to maintain a constant net asset value of $1.00 per share), the share purchase is effected as of the NAV next determined after receipt in good order of the purchase order by the Fund's Transfer Agent.

--------------------------------------------------------------------------------
BY TELEPHONE
--------------------------------------------------------------------------------

For all Funds, other than the Money Market Fund, an investor may make an initial investment by having his or her Registered Representative telephone MSS between 9:00 AM and 4:00 PM, Eastern time, on any day the New York Stock Exchange is open. The purchase will be effected at the NAV per share plus any applicable sales charge next determined following receipt of the telephone order as described above. An application and payment must be received in good order by MSS within three business days. All telephone calls are recorded to protect shareholders and MSS. For a description of certain limitations on the liability of the Funds and MSS for transactions effected by telephone, see pages 56-57, "Know How to Sell and Exchange Shares."

--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------

An investor may open an account and invest by wire by having his or her Registered Representative telephone MSS between 9:00 AM and 4:00 PM, Eastern time, to obtain an account number and instructions. For both initial and subsequent investments, federal funds should be wired to:

   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110
   ABA No.: 011 0000 28
   Attn.: Custody and Shareholder Services
   For Credit: MainStay________________Fund--
   Class______
   Shareholder Account No.____________________________
   Shareholder Registration ____________________________
   DDA Account Number 99029415

An application must be received by MSS within three business days. The investor's bank may charge the investor a fee for the wire.

To make a purchase effective the same day, the Registered Representative must call MSS by 12:00 noon Eastern time, and federal funds must be received by the Shareholder Servicing Agent before 4:00 PM Eastern time.

Wiring money to the Trust will reduce the time a shareholder must wait before redeeming or exchanging shares because, when a shareholder purchases by check, the Trust will withhold payment for up to 10 days of purchase or until the check clears, whichever is first.

--------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS
--------------------------------------------------------------------------------

Additional investments in a Fund may be made at any time by mailing a check payable to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above.

--------------------------------------------------------------------------------
SYSTEMATIC INVESTMENT PLANS
--------------------------------------------------------------------------------

The Trust's officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases by certain qualified retirement plans, New York Life employee and agent investment plans, investments resulting from distributions by other New York Life products and NYLIFE Distributors products, and purchases by certain individual participants.

Investors whose bank is a member of the Automated Clearing House ("ACH") may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling MSS, toll free at 1-800-MAINSTAY (between 8:00 AM and 4:00 PM, Eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit for an account designated by the shareholder on an application form. The initial investment must be in accordance with the investment amounts previously mentioned. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually, or $500 annually or $1,000 in the case of the Equity Index Fund. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

Investors may, subject to the approval of the Trust, the Distributor, the Manager and the Sub-Adviser to the particular Fund, purchase shares of a Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Sub-Adviser intends to retain the security in the Fund as an investment. The Trust reserves the right to amend or terminate this practice at any time. An investor must call MainStay at 1-800-MAINSTAY before sending any securities.

An investor in certain qualified retirement plans may open an account with a minimum investment of a lesser amount when permitted under such qualified retirement plan. The Trust and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Trust with a certified Taxpayer I.D. number or such other tax-related certifications as the Trust may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Trust has requested) has been provided.

================================================================================
ALTERNATIVE SALES ARRANGEMENTS
================================================================================

--------------------------------------------------------------------------------
INITIAL SALES CHARGE ALTERNATIVE CLASS A SHARES
--------------------------------------------------------------------------------

The sales charge on Class A shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale.

The sales charge applicable to an investment in Class A shares of the Capital Appreciation Fund, Convertible Fund, International Equity Fund, Total Return Fund and Value Fund will be determined according to the following table:

                                                         Sales Charge as
                                Sales Charge as          a Percentage of
                                a Percentage of:          Offering Price:
                             ----------------------    -------------------------
                                              Net                     Retained
Amount of                    Offering       Amount     Retained        by the
Purchase                       Price       Invested    by Dealer     Distributor
--------------------------------------------------------------------------------
Less than $50,000              5.50%         5.82%       4.75%          0.75%
$50,000 to $99,999             4.50%         4.71%       4.00%          0.50%
$100,000 to $249,999           3.50%         3.63%       3.00%          0.50%
$250,000 to $499,999           2.50%         2.56%       2.00%          0.50%
$500,000 to $999,999           2.00%         2.04%       1.75%          0.25%
$1,000,000 or more*            None          None     See Below*        None
--------------------------------------------------------------------------------

The sales charge applicable to an investment in Class A shares of the California Tax Free Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, New York Tax Free Fund, Strategic Income Fund and Tax Free Bond Fund will be determined according to the following table:

                                                         Sales Charge as
                                Sales Charge as          a Percentage of
                                a Percentage of:          Offering Price:
                             ----------------------    -------------------------
                                              Net                     Retained
Amount of                    Offering       Amount     Retained        by the
Purchase                       Price       Invested    by Dealer     Distributor
--------------------------------------------------------------------------------
Less than $100,000            4.50%          4.71%       4.00%          0.50%
$100,000 to $249,999          3.50%          3.63%       3.00%          0.50%
$250,000 to $499,999          2.50%          2.56%       2.00%          0.50%
$500,000 to $999,999          2.00%          2.04%       1.75%          0.25%
$1,000,000 or more*           None           None      See Below*       None
--------------------------------------------------------------------------------

The sales charge for Class A Shares of the Equity Index Fund will be determined according to the following table.

                                                         Sales Charge as
                                Sales Charge as          a Percentage of
                                a Percentage of:          Offering Price:
                             ----------------------    -------------------------
                                              Net                     Retained
Amount of                    Offering       Amount     Retained        by the
Purchase                       Price       Invested    by Dealer     Distributor
--------------------------------------------------------------------------------
Less than $100,000             3.00%         3.09%       2.75%          0.25%
$100,000 to $249,999           2.50%         2.56%       2.25%          0.25%
$250,000 to $499,999           2.00%         2.04%       1.75%          0.25%
$500,000 to $999,999           1.50%         1.52%       1.25%          0.25%
$1,000,000 or more*            None          None      See Below*       None
--------------------------------------------------------------------------------

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of such shares within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares--Contingent Deferred Sales Charge, Class A."

Although an investor will not pay an initial sales charge on investments of $1,000,000 or more, the Distributor will pay, from its own resources, a commission to dealers on such investments. The dealer will receive a commission of 1.00% on the portion of a sale from $1,000,000 to $2,999,999, 0.50%
of any portion from $3,000,000 to $4,999,999 and 0.40% on any portion of $5,000,000 or more.

The Distributor may allow the full sales charge to be retained by dealers. The amount retained may be changed from time to time but will remain the same for all dealers. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

--------------------------------------------------------------------------------
PURCHASES AT NAV
--------------------------------------------------------------------------------

A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its Trustees, New York Life and its subsidiaries and their employees, officers, directors or agents (and immediate family members). Also, any employee or Registered Representative of an authorized broker-dealer may purchase a Fund's shares at NAV without payment of any sales charge. In addition, the Trust will treat Class A share purchases of Funds, other than the Equity Index Fund and Money Market Fund, in an amount less than $1,000,000 by defined contribution plans, other than 403(b) plans, that are sponsored by employers with 250 or more employees as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999.

In addition, Class A shares of the Funds may be purchased at net asset value through broker-dealers, investment advisers and other financial institutions which have entered into a supplemental agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment adviser or other financial institution.

--------------------------------------------------------------------------------
REDUCED SALES CHARGES ON CLASS A SHARES
--------------------------------------------------------------------------------

The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of a Fund made at one time by any "Qualified Purchaser," which term includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than IRAs and non-Erisa 403(b) plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company. The circumstances under which "Qualified Purchasers" and other investors in the Funds may pay reduced sales charges are described on page 53, "Consider Reducing Your Sales Charges."

Letter of Intent

Qualified Purchasers may obtain reduced sales charges by signing an LOI. The LOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount invested during a 24-month period. A 90-day back-dated period can be used to include earlier purchases; the 24-month period would then begin on the date of the first purchase during the 90-day period. For more information, see the SAI or call your Registered Representative or MainStay at 1-800-MAINSTAY.

Contingent Deferred Sales Charge, Class A

In order to recover commissions paid to dealers on qualified investments of $1 million or more, a contingent deferred sales charge of 1% may be imposed on redemptions of such investments made within one year of the date of purchase.

Class A shares that are redeemed will not be subject to a contingent deferred sales charge, however, to the extent that the value of such shares represents:
(1) capital appreciation of Fund assets; (2) reinvestment of dividends or capital gains distributions; or (3) Class A shares redeemed more than one year after their purchase. Class A shares of a Fund that are purchased without a front-end sales charge may be exchanged for Class A shares of another Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class A shares that were acquired through an exchange.

The contingent deferred sales charge will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) a front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

--------------------------------------------------------------------------------
DEFERRED SALES CHARGE CLASS B SHARES
--------------------------------------------------------------------------------

Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

Contingent Deferred Sales Charge, Class B

A contingent deferred sales charge will be imposed on redemptions of Class B shares of the Funds, in accordance with the table below, at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class B account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class B shares in that Fund during the preceding six years. However, no such charge will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (a) the current aggregate net asset value of Class B shares of that Fund purchased more than six years prior to the redemption, plus (b) the current aggregate net asset value of Class B shares of that Fund purchased through reinvestment of dividends or distributions, plus (c) increases in the net asset value of the investor's Class B shares of that Fund above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor.

The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of any Fund (other than the Money Market Fund and Equity Index Fund) until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

The following table sets forth the rates of the contingent deferred sales charge:

                                                Contingent Deferred Sales
                                                  Charge as a Percentage
     Year Since Purchase                            of Amount Redeemed
     Payment Made                                 Subject to the Charge
--------------------------------------------------------------------------------
    First ............................................    5.0%

    Second ...........................................    4.0%

    Third ............................................    3.0%

    Fourth ...........................................    2.0%

    Fifth ............................................    2.0%

    Sixth ............................................    1.0%

    Thereafter .......................................    None
--------------------------------------------------------------------------------

In determining the rate of any applicable contingent deferred sales charge, it will be assumed that a redemption is made of shares held by the shareholder for the longest period of time. This will result in any such charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized on the redemption or repurchase of shares.

The contingent deferred sales charge will be waived in connection with the following redemptions: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDRO's and excess contributions pursuant to applicable IRS rules; and Required Minimum Distributions at age 70 1/2 for IRA and 403(b) participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) preretirement transfers or rollovers within a retirement plan where the proceeds of the redemption are invested in a MainStay IRA, the New York Life Separate Account or any guaranteed investment contract written by New York Life or any of its affiliates, as well as preretirement transfers within a retirement plan administered by New York Life Benefit Services, Inc. or TRAC-2000; (iv) required distributions by charitable trusts under Section 664 of the Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class B shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) involuntary redemptions of an account with a net asset value of $250 ($500 for the Money Market Fund) or less; and (xi) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates. Additional waivers in effect prior to January 1, 1998 will apply to redemptions of Class B shares by accounts established before that date. The contingent deferred sales charge is waived on such sales or redemptions to promote goodwill and because the sales effort, if any, involved in making such sales is negligible.

Shareholders should notify MSS at the time of requesting such redemptions that they are eligible for a waiver of the contingent deferred sales charge. Class B shares upon which the contingent deferred sales charge may be waived may not be resold, except to the Trust. Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisers regarding the tax consequences of such withdrawals.

================================================================================
REDEMPTIONS AND EXCHANGES
================================================================================

Shares may be redeemed directly from a Fund or through your Registered Representative. Shares redeemed will be valued at the NAV per share next determined after MSS receives the redemption request in "good order." "Good order" with respect to a redemption request generally means that a stock power or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by an eligible guarantor institution. In cases where redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to MSS must be submitted before the redemption request will be accepted. The signature guarantee may be waived on a redemption of $100,000 or less which is payable to the shareholder(s) of record and mailed to the address of record, or under such other circumstances as the Trust may allow.

Upon the redemption of shares the redeeming Fund will make payment in cash, except as described below, of the net asset value of the shares next determined after such redemption request was received, less any applicable contingent deferred sales charge. There will be no redemption, however, during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on such Exchange is restricted or the SEC deems an emergency to exist.

The value of the shares redeemed from a Fund may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned the shares.

Redemption by Check

The Money Market Fund and State Street Bank and Trust Company (the "Bank") each reserve the right at any time to suspend the procedure permitting redemption by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interest of other shareholders of the Money Market Fund. Shareholders who arrange to have checkwriting privileges will be subject to the rules and regulations of the Bank pertaining to this checkwriting privilege as amended from time to time. The applicable rules and regulations will be made available by the Bank upon request when a shareholder establishes checkwriting privileges.

Systematic Withdrawal Plan

Dividends and capital gains distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the same Fund at NAV. MSS acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any contingent deferred sales charge, if applicable.

Exchange Privileges

Exchanges will be based upon each Fund's NAV per share next computed following receipt of a properly executed exchange request.

Subject to the conditions and limitations described herein, Class A and Class B shares of a Fund may be exchanged for shares of an identical class of the following MainStay Funds:

      MainStay California Tax Free Fund
      MainStay Capital Appreciation Fund
      MainStay Convertible Fund
      MainStay Government Fund
      MainStay High Yield Corporate Bond Fund
      MainStay International Bond Fund
      MainStay International Equity Fund
      MainStay Money Market Fund
      MainStay New York Tax Free Fund
      MainStay Strategic Income Fund
      MainStay Strategic Value Fund
      MainStay Tax Free Bond Fund
      MainStay Total Return Fund
      MainStay Value Fund

In addition, an exchange privilege between Class A shares of the Funds and MainStay Equity Index Fund is offered. Shareholders should note, however, that Guaranteed Shares exchanged before or after the Guarantee Date will lose the benefit of the Guarantee. Any exchanges between a Fund and MainStay Equity Index Fund will be subject to the conditions applicable to Class A share exchanges described herein, as well as any applicable minimum investment requirements. No exchange privilege between Class B shares of the Funds and MainStay Equity Index Fund is offered.

Investors should read the Prospectus carefully before they place an exchange request.

Generally, shareholders may exchange their Class A shares of a Fund for Class A shares of another MainStay Fund, without the imposition of a sales charge. Any such exchanges will be based upon each Fund's NAV per share next computed following receipt of a properly executed exchange request. However, where a shareholder seeks to exchange Class A shares of the Money Market Fund for Class A shares of another MainStay Fund which are subject to a front-end sales charge, the applicable sales charge will be imposed on the exchange, unless the shareholder has previously paid a sales charge with respect to such shares.

Class B shares of a Fund may be exchanged for Class B shares of another MainStay Fund at the NAV next computed following receipt of a properly executed exchange request, without the payment of a contingent deferred sales charge; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares without a corresponding purchase of shares of another MainStay Fund. However, where a shareholder previously exchanged his or her Class B shares into the Money

Market Fund from another MainStay Fund, the applicable contingent deferred sales charge will be assessed when the shares are redeemed from the Money Market Fund even though the Money Market Fund does not otherwise assess a contingent deferred sales charge on redemptions. Class B shares of a Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, will be subject to the contingent deferred sales charge when ultimately redeemed or repurchased without purchasing shares of another MainStay Fund.

Exchanges may only be made with respect to Funds registered in the state of residence of the investor or where an exemption from registration is available. An exchange may be made by either writing to MSS at the following address: The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling MSS at 1-800-MAINSTAY (8:00 AM to 4:00 PM Eastern time).

In times when the volume of telephone exchanges is heavy, additional phone lines will automatically be added by MSS. However, in times of drastic economic or market changes, the telephone exchange privilege may be difficult to implement. When calling MSS to make a telephone exchange, shareholders should have available their account number and Social Security or Taxpayer I.D. numbers. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer I.D. numbers. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer I.D. numbers only if the exchange request is in writing and is received in "good order." If the dealer permits, the dealer representative of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges.

It is the policy of The MainStay Funds to discourage frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, five exchanges are permitted in each 12-month period without the imposition of any transaction fee; subsequently, exchange requests may be denied.

For purposes of determining the length of time a shareholder owned Class B shares prior to redemption or repurchase in order to determine the applicable contingent deferred sales charge, Class B shares will be deemed to have been held from the date of purchase of the shares, regardless of exchanges into other Funds. For federal income tax purposes, an exchange is treated as a sale on which an investor may realize a gain or loss. See page 59, "Understand the Tax Consequences," for information concerning the federal income tax treatment of a disposition of shares. All exchanges are subject to the minimum investment requirements of the Funds involved. The exchange privilege may be modified or withdrawn at any time without notice.

Distributions in Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

Distributions and Redemptions for Equity Index Fund

For the Equity Index Fund, distributions will be paid in additional shares based on the NAV at the close of business on the payment date of the distribution, unless the shareholder elects to receive such distributions in cash. Receipt of dividends in cash by a shareholder will have the effect of reducing the number of Guaranteed Shares held by that shareholder, and, therefore, the value of the Guarantee to that shareholder. If, however, the Fund pays a dividend in cash to all shareholders for the purpose of assuring the Fund's compliance with applicable provisions of the Code, any such amounts paid in cash will reduce the Guaranteed Amount applicable to each Guaranteed Share in the amount of the dividend paid.

For shareholder convenience in monitoring the number and value of a shareholder's Guaranteed Shares, the Fund currently intends, through reverse share splits, to combine any additional shares received by a shareholder as dividends and distributions from the Fund with each originally purchased share of the Fund to which such dividends and distributions relate, so that a Guaranteed Share of the Fund will mean a single share of the Fund as purchased and include in its NAV the value of all dividends and distributions attributable to such originally purchased share and paid up to that point in time. Following a reverse share split, a shareholder who has elected to reinvest dividends and distributions from the Fund will hold the same number of Guaranteed Shares in the Fund as the shareholder held prior to the reverse share split, but each share will have a higher NAV (reflecting the added value of the dividends paid). Shareholders who elect to receive their dividends and distributions from the Fund in cash will, following a reverse share split, own fewer Guaranteed Shares of the Fund, but those shares will have the same higher per share NAV as all other Fund shares. In either case, the overall value of a shareholder's investment in the Fund will be unaffected by a reverse share split. If reverse share splits are not authorized, a Guaranteed Share shall mean, on a given date, that number of shares of the Fund that a shareholder would hold on that date if he had bought a single share and then held it, plus all shares issued as dividends and distributions attributable to such share through the Guarantee Date. This single share and all other shares issued through the reinvestment of any dividends and distributions attributable to such share will be treated as a single unit to which the Guaranteed Amount will apply as described above for a Guaranteed Share. Shareholders who elect to receive dividends and distributions in cash would hold fewer shares of the Fund and, consequently, fewer units as to which the Guaranteed Amount would apply.

Equity Index Fund shares may be redeemed by shareholders prior to their Guarantee Date. However, any such redeemed shares will lose the benefit of the Guarantee.

Within seven days after acceptance of a redemption request, the Equity Index Fund is required to make payment of the NAV of the shares on the date the order was received in proper form, except that where a request is made at least 30 days prior to a dividend or distribution record date to redeem the dividend shares immediately upon issuance (to effectively receive the dividend in cash), redemption and payment will occur at that time.

================================================================================
TAX-DEFERRED RETIREMENT PLANS
================================================================================

Shares of each Fund, except the California Tax Free Fund, New York Tax Free Fund and the Tax Free Bond Fund, may be purchased for retirement plans, providing tax-deferred investments for individuals and institutions. Shares purchased may be used as investments for established plans, or the Distributor may provide plan documents for selected plans. A plan document must be adopted in order for a plan to be in existence.

Custodial services are provided for IRA/ROTH IRA/SEP/SARSEP and SIMPLE IRA plans, and for 403(b)(7) Custodial Accounts. Plan administration is also available for select qualified retirement plans.

Contributions made to such plans to the extent provided in federal income tax law currently in effect, and earnings thereon, will not be taxable to the plan participant until distribution. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

The Internal Revenue Service ("IRS") has specific distribution requirements that apply to investors who reach age 70 1/2. Therefore, investors over the age of 60 1/2 who wish to preserve the full Guarantee with respect to their investment in the Equity Index Fund should carefully consider whether shares of the Fund should be purchased for their retirement plan.

================================================================================
NET ASSET VALUE
================================================================================

For purposes of determining NAV, portfolio securities of the Money Market Fund are valued at their amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received.

Portfolio securities of each other Fund are valued at their fair market values as determined by the methods described in the SAI with the exception of money market instruments held by those Funds, which are valued by the amortized cost method.

================================================================================
PORTFOLIO TRANSACTIONS
================================================================================

The primary consideration in portfolio security transactions is best execution. Subject to this requirement, securities may be bought from or sold to brokers or dealers who have furnished statistical, research and other information or services to the Sub-Advisers. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Sub-Advisers may consider sales of shares of the respective Funds as a factor in the selection of broker-dealers to execute each Fund's portfolio transactions. NYLIFE Securities Inc. may act as a broker for the Trust in accordance with applicable regulations.

Some securities considered for investment by the Funds may also be appropriate for other clients served by the Funds' Sub-Advisers. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of the clients served by the Fund's Sub-Adviser is considered at or about the same time, transactions in such securities may be executed together and will, to the extent practicable, be allocated among the Fund and clients in a manner deemed equitable to the Funds and the clients by the Fund's Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by a Fund's Sub-Adviser, and the results of such allocations, are subject to periodic review by the Trustees.

================================================================================
TAX INFORMATION
================================================================================

General. A Fund generally will not be subject to federal income tax on its net taxable investment income and net realized capital gains to the extent such income and gains are distributed to its shareholders in accordance with the timing requirements of the Code.

Taxes in relation to the Equity Index Fund Guarantee. If an amount is paid to shareholders pursuant to the Guarantee, such amounts probably will be taxable to shareholders. However, it is possible that such amounts could be regarded as a tax-free return of capital. The Fund does not undertake to suggest to shareholders the manner in which any payments that may be made under the Guarantee are to be treated for tax purposes, and shareholders are specifically advised to consult their tax advisers about the tax treatment of any payments that may be made under the Guarantee.

The Guarantee is a relatively new feature that has not previously been offered by many other mutual funds. As a result, certain tax consequences arising from the Guarantee are not entirely clear. Consequently, a risk exists that the Fund would not have attained or be able to retain its status as a regulated investment company if payments under the Guarantee were made, in which case the Fund would be liable for corporate level income tax and dividends designated as capital gain dividends would be taxed as ordinary income to shareholders. However, management of the Fund believes that the Guarantee will not adversely affect the status of the Fund as a regulated investment company for federal income tax purposes. Any withholding of taxes on distributions by the Equity Index Fund will result in a reduction of the benefit under the Guarantee.

================================================================================
APPENDIX A
================================================================================

DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC.

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Designations Applicable to Municipal Bond Ratings

In its municipal bond rating system, Moody's designates those bonds within the Aa, A, Baa, Ba and B categories that it believes possess the strongest credit attributes with the symbols Aa1, A1, Baa1, Ba1 and B1.

Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

Issues that are subject to a periodic reoffer and resale in the secondary market in a "dutch auction" are assigned a long-term rating based only on Moody's assessment of the ability and willingness of the issuer to make timely principal and interest payments. Moody's expresses no opinion as to the ability of the holder to sell the security in a secondary market "dutch auction." Such issues are identified by the insertion of the words "dutch auction" into the name of the issue.

Municipal Short-Term Loan Ratings

Issues or the features associated with MIG, VMIG or SQ ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SQ: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Corporate Short-Term Debt Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

Corporate and Municipal Debt Ratings
Investment Grade

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C: The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Note Rating Definitions

SP-1: Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Commercial Paper Rating Definitions

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated B are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

================================================================================
APPENDIX B
================================================================================

--------------------------------------------------------------------------------
TAXABLE EQUIVALENT YIELD TABLE (*)(+)
--------------------------------------------------------------------------------

 If your
 federal
 marginal                          a tax-free yield of
income tax      ----------------------------------------------------------
  rate is       4.0%     4.5%    5.0%     5.5%     6.0%     6.5%      7.0%
                ----     ----    ----     ----     ----     ----      ----
                            would equal a taxable yield of:

15.00% .....   4.71%    5.29%    5.88%    6.47%    7.06%     7.65%     8.24%

28.00% .....   5.56%    6.25%    6.94%    7.64%    8.33%     9.03%     9.72%

31.00% .....   5.80%    6.52%    7.25%    7.97%    8.70%     9.42%    10.14%

36.00% .....   6.25%    7.03%    7.81%    8.59%    9.38%    10.16%    10.94%

39.60% .....   6.62%    7.45%    8.28%    9.11%    9.93%    10.76%    11.59%
--------------------------------------------------------------------------------

* This table reflects application of the regular federal income tax only; other taxes may be applicable with respect to a particular shareholder. Such taxes could change the information shown. Tax rates are subject to change. Investors in the California and New York Tax Free Funds should in particular note that the chart does not reflect any state and local taxes that may be deductible in computing federal income tax liability.

+ This table is for illustrative purposes only; investors should consult their tax advisers with respect to the tax implications of an investment in a Fund that invests primarily in securities the interest on which is exempt from regular federal income tax.

No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.




[LOGO] MAINSTAY(R) FUNDS



NYLIFE Distributors Inc.
300 Interpace Parkway
Building A
Parsippany, New Jersey 07054
Distributor of The MainStay Funds
NYLIFE Distributors Inc. is an indirect wholly owned subsidiary of New York Life Insurance Company.

[LOGO]  NEW YORK LIFE

[RECYCLE LOGO]

                               THE MAINSTAY FUNDS

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                                JANUARY 1, 1998

--------------------------------------------------------------------------------

          The MainStay Funds (the "Trust") is an open-end management investment company (or mutual fund) currently consisting of fifteen series, the following fourteen of which are discussed herein: California Tax Free Fund, Capital Appreciation Fund, Convertible Fund, Equity Index Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Money Market Fund, New York Tax Free Fund, Strategic Income Fund, Tax Free Bond Fund, Total Return Fund and Value Fund (individually or collectively referred to as a "Fund" or the "Funds"). MainStay Management, Inc. (the "Manager") serves as the manager for the Funds and has entered into Sub-Advisory agreements with MacKay-Shields Financial Corporation ("MacKay-Shields") the Sub-Adviser for thirteen of the Funds and Monitor Capital Advisors, Inc. ("Monitor"), Sub-Adviser for the Equity Index Fund. MacKay-Shields and Monitor are sometimes jointly referred to as the "Sub-Advisers."

          This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Trust dated January 1, 1998, as amended or supplemented from time to time, a copy of which may be obtained without charge by writing to NYLIFE Distributors Inc., (the "Distributor") 300 Interpace Parkway, Parsippany, NJ 07054 or by calling 1-800-MAINSTAY (1-800-624-6782).

          No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the related Prospectus, in connection with the offers contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Statement of Additional Information and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

          Shareholder inquiries should be made by writing directly to MainStay Shareholder Services, Inc., P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling 1-800-MAINSTAY. In addition, you can make inquiries through your registered representative.

                               TABLE OF CONTENTS

                                                            PAGE IN
                                                         STATEMENT OF
                                                          ADDITIONAL
                                                          INFORMATION
                                                          -----------

ADDITIONAL INVESTMENT POLICIES OF THE MONEY MARKET FUND......   5

INVESTMENT PRACTICES AND INSTRUMENTS COMMON TO MULTIPLE
     FUNDS...................................................   7
     Repurchase Agreements...................................   7
     Lending of Portfolio Securities.........................   9
     Bank Obligations........................................  10
     U.S. Government Securities..............................  11
     Debt Securities.........................................  11
     Convertible Securities..................................  12
     Arbitrage...............................................  13
     Foreign Securities......................................  13
     Foreign Currency Transactions...........................  14
     Foreign Index-Linked Instruments........................  18
     Brady Bonds.............................................  18
     Municipal Securities....................................  19
     Industrial Development and Pollution Control Bonds......  24
     Variable Rate Demand Notes ("VRDNs")....................  25
     Floating and Variable Rate Securities...................  25
     Zero Coupon Bonds.......................................  26
     Standby Commitments -- Obligations with Puts Attached...  26
     When-Issued Securities..................................  27
     Mortgage-Related and Other Asset-Backed Securities......  28
     Short Sales Against the Box.............................  37
     Options on Securities...................................  38
     Options on Foreign Currencies...........................  44
     Securities Index Options................................  46
     Futures Transactions....................................  48
     Swap Agreements.........................................  58
     Loan Participation Interests............................  60
     Risks Associated with Debt Securities...................  62
     Risks of Investing in High Yield Securities ("Junk
       Bonds")...............................................  62

HIGH YIELD CORPORATE BOND FUND
AND STRATEGIC INCOME FUND
SPECIAL CONSIDERATIONS.......................................  63

EQUITY INDEX FUND
SPECIAL CONSIDERATIONS.......................................  64

TOTAL RETURN FUND
SPECIAL CONSIDERATIONS.......................................   64

CALIFORNIA TAX FREE FUND AND NEW YORK TAX FREE FUND
SPECIAL CONSIDERATIONS.......................................   65
     Risk Factors Affecting California Municipal Securities..   65
     Risk Factors Affecting New York Municipal Securities....   75
     Special Considerations Affecting Puerto Rico............   91

THE EQUITY INDEX FUND GUARANTEE..............................   94

ADDITIONAL FUNDAMENTAL INVESTMENT RESTRICTIONS...............   96

ADDITIONAL NON-FUNDAMENTAL INVESTMENT RESTRICTIONS...........   96

TRUSTEES AND OFFICERS........................................  100

THE MANAGER, THE SUB-ADVISERS AND THE DISTRIBUTOR............  108
     Management Agreement....................................  108
     Distribution Agreement..................................  113
     Other Services..........................................  120
     Expenses Borne by the Trust.............................  121

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................  122

NET ASSET VALUE..............................................  127

SHAREHOLDER INVESTMENT ACCOUNT...............................  130

SHAREHOLDER SERVICING AGENT..................................  130

PURCHASES, REDEMPTION AND REPURCHASE.........................  130
     Letter of Intent ("LOI")................................  130
     Suspension of Redemptions...............................  131

TAX-DEFERRED RETIREMENT PLANS................................  131
     Cash or Deferred Profit Sharing Plans Under Section
      401(k) for Corporations and Self-Employed
      Individuals............................................  131
     Individual Retirement Account ("IRA")...................  131
     403(b)(7) Tax Sheltered Account.........................  134
     General Information.....................................  134

CALCULATION OF PERFORMANCE QUOTATIONS........................  135

TAX STATUS...................................................  143
     Taxation of the Funds...................................  143
     Character of Distributions to Shareholders -- General... 144 Character of Distributions to Shareholders -- The Tax-
       Free Funds............................................  146

     Discount................................................  147
     Users of Bond-Financed Facilities.......................  148
     Excise Tax..............................................  148
     Taxation of Options, Futures and Similar Instruments....  148
     Passive Foreign Investment Companies....................  150
     Foreign Currency Gains and Losses.......................  151
     Commodity Investments...................................  152
     Dispositions of Fund Shares.............................  152
     Tax Reporting Requirements..............................  153
     Foreign Taxes...........................................  154
     State and Local Taxes - General.........................  155
     Explanation of Fund Distributions.......................  156
     Additional Information Regarding the Equity Index Fund.. 156 Additional Information Regarding the California Tax
        Free Fund and New York Tax Free Fund
     Annual Statements.......................................  158
     General Information.....................................  159

ORGANIZATION AND CAPITALIZATION..............................  159
     General                                                   159
     Voting Rights...........................................  160
     Shareholder and Trustee Liability.......................  160

OTHER INFORMATION............................................  160
     Independent Accountants.................................  160
     Legal Counsel...........................................  161
     Share Ownership of the Funds............................  161
     Code of Ethics..........................................  162

FINANCIAL STATEMENTS.........................................  162

            ADDITIONAL INVESTMENT POLICIES OF THE MONEY MARKET FUND

     Each Fund has a separate investment objective or objectives which it pursues through separate investment policies, as described in the Prospectus. The following discussion elaborates on the presentation of the Money Market Fund's investment policies contained in the Prospectus.

     The Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars). Since the portfolio of the Fund may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.

     All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days. Consistent with the provisions of a rule of the Securities and Exchange Commission ("SEC"), the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Sub-Adviser shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Trustees. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category (i.e., Aaa or Prime-1 by Moody's, AAA or A-1 by S&P's) by (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Trustees; (2) if issued by an issuer that has short-term debt obligations of comparable maturity, priority, and security, and that are rated in the highest rating category by (i) any two NRSRO's or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Trustees; or (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Sub-Adviser and whose acquisition is approved or ratified by the Board of Trustees. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody 's or AA or A-2 by S&P).

     The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of a security of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain puts. The Fund may not invest more than the greater of 1% of its total assets or one million dollars, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that this limitation shall not apply to U.S. government securities or securities subject to certain puts. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Sub-Adviser, under procedures approved by the Board of Trustees (or the Board of Trustees itself if the Sub-Adviser becomes aware an unrated security is downgraded below high quality and the Sub-Adviser does not dispose of the security within five business days) shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument.

     Pursuant to the rule, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's per share net asset value at $1.00. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

     The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Trustees, at such intervals as they deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

     The extent of deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Trustees have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

     The Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

     The Fund may also, consistent with the provisions of the rule, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

         INVESTMENT PRACTICES AND INSTRUMENTS COMMON TO MULTIPLE FUNDS

     The Funds may engage in the following investment practices or invest in the following instruments to the extent permitted in the Prospectus.

REPURCHASE AGREEMENTS

     The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or member firms of the National Association of Securities Dealers, Inc. that meet the repurchase agreement creditworthiness guidelines established by the Trustees. The Equity Index Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, and with respect to securities of the type in which the Fund may invest. In addition, the International Bond and International Equity Funds may enter into domestic or foreign repurchase agreements with certain sellers deemed to be creditworthy pursuant to guidelines adopted by the Trustees.

     A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a U.S. government or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time (usually not more than a week in the case of the Equity Index Fund, California Tax Free Fund and New York Tax Free Fund) and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by the Fund's Custodian. The value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

     The income on repurchase agreements may be subject to federal and state income taxes when distributed by a Fund as a dividend to shareholders. Subject to applicable limitations, the Tax Free Bond Fund will enter into repurchase agreements as a means of earning income on its cash reserves when, in the judgment of the Sub-Adviser, shareholders would benefit more from receiving taxable income thereon than from earning no income or tax-free income at a lower rate on such reserves.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Sub-Advisers seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

     The Strategic Income Fund, California Tax Free Fund and New York Tax Free Fund may enter into reverse repurchase agreements. A Fund will maintain a segregated account consisting of liquid assets to cover its obligations under reverse repurchase agreements. Each of the California Tax Free Fund and New York Tax Free Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 10% of its total assets. The Strategic Income Fund will limit its investments in reverse repurchase agreements to no more than 5% of its total assets.

LENDING OF PORTFOLIO SECURITIES

     Each Fund, except the Tax Free Bond Fund and the Money Market Fund, may seek to increase its income by lending portfolio securities. Under guidelines adopted by the Funds' Board, such loans may be made to institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Trust, on behalf of certain of the Funds, has entered into an agency agreement with Merrill Lynch Portfolio Services, Inc. which acts as the Funds' agent in making loans of portfolio securities and short-term money market investments of the cash collateral received, under the supervision and control of the Funds' Sub-Advisers.

     As with other extensions of credit there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by the Sub-Adviser to be creditworthy and approved by the Board, and when, in the judgment of the Sub-Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. The value of securities loaned will not exceed 33% of the value of the total assets of the lending Fund. In addition, pursuant to guidelines adopted by the Board, each Fund is prohibited from lending more than 5% of its total assets to any one counterparty.

BANK OBLIGATIONS

     Time deposits are nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

     Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

     Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have capital surplus and individual profits (as of the date of their most recently published financials) in excess of $100,000,000, or if, with respect to the obligations of other banks and savings and loan associations, such obligations are federally insured. The Equity Index Fund will not be subject to the above restriction to the extent it invests in bank obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the

Federal Deposit Insurance Corporation. The Equity Index Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

U.S. GOVERNMENT SECURITIES

     Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association ("FNMA"), by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. See "Mortgage-Related and Other Asset-Backed Securities." The Equity Index Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

DEBT SECURITIES

     Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of a Fund's investments, changes in relative values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund.

 CONVERTIBLE SECURITIES

     The Capital Appreciation Fund, Convertible Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Strategic Income Fund, Total Return Fund and Value Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Sub-Adviser believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other debt instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

     Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

     As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

     Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer.

     Accordingly, convertible securities have unique investment characteristics because (i) they have relatively high yields as compared to common stocks, (ii) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines, and (iii) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

ARBITRAGE

     Each Fund, except the California Tax Free Fund, Equity Index Fund, International Bond Fund, International Equity Fund, New York Tax Free Fund and Tax Free Bond Fund, may sell in one market a security which it owns and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences between the prices of the security in the different markets. Although the Funds do not actively engage in arbitrage, such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund.

FOREIGN SECURITIES

     Except for the California Tax Free Fund, Government Fund, New York Tax Free Fund and Tax Free Bond Fund, each Fund may invest, without limit, subject to the other investment policies applicable to the Fund, in U.S. dollar-denominated and non-dollar-denominated foreign debt and equity securities and in certificates of deposit issued by foreign banks and foreign branches of U.S. banks. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the Money Market Fund is restricted to purchasing U.S. dollar-denominated securities, but it is not otherwise precluded from purchasing securities of foreign issuers.

     Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies. Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general.

FOREIGN CURRENCY TRANSACTIONS

     Many of the foreign securities in which the Funds invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, each Fund, except the California Tax Free Fund, the Equity Index Fund, the Government Fund, the Money Market Fund, the New York Tax Free Fund and the Tax Free Bond Fund, may, to the extent it invests in foreign securities, enter into forward foreign currency transactions in order to protect against uncertainty in the level of future foreign currency exchange rates. Each of these Funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

     Foreign currency transactions in which the Funds may engage include forward foreign currency contracts, currency exchange transactions on a spot (i.e.,
                                                                      ----
cash) basis, put and call options on foreign currencies and foreign exchange futures contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

     Normally, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Sub-Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of a Fund will be served by entering into such a contract. Generally, the Sub-Adviser believes that the best interest of a Fund will be served if a Fund is permitted to enter into forward contracts under specified circumstances. First, when a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

     Second, when the Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy hedge"). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

     Finally, a Fund may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

     At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the

Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     A Fund's dealing in forward contracts will be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-Adviser. A Fund generally will not enter into a forward contract with a term of greater than one year.

     In cases of transactions which constitute "transaction" hedges, or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying Fund portfolio securities or may establish a Segregated Account with its Custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the subject hedge. The Segregated Account will consist of liquid assets. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will establish a Segregated Account with its Custodian as described above. In the event a Fund establishes a Segregated Account, the Fund will mark-to-market the value of the assets in the Segregated Account. If the value of the liquid assets placed in the Segregated Account declines, additional liquid assets will be placed in the account by the Fund on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

     It should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract. The Funds cannot assure that the techniques discussed above will be successful. Successful use of forward contracts depends on the investment manager's skill in analyzing and predicting relative currency values. Forward contracts alter a Fund's exposure to currency exchange rate activity and could result in losses to the Fund if currencies do not perform as investment managers anticipate. A Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases.

     The Sub-Adviser believes active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

     A Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

FOREIGN INDEX-LINKED INSTRUMENTS

     As part of its investment program, and to maintain greater flexibility, the International Bond Fund, International Equity Fund and Strategic Income Fund may, subject to compliance with each Fund's limitations applicable to its investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indexes, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

     A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument.

BRADY BONDS

     Each of the Convertible Fund, High Yield Corporate Bond Fund, International Bond Fund, Strategic Income Fund and Total Return Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). Brady bonds are not considered U.S. government securities.

     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

MUNICIPAL SECURITIES

     Municipal securities generally are understood to include debt obligations issued by, or on behalf of, states, territories and possessions of the United States and their political sub-divisions, agencies and instrumentalities and the District of Columbia, to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. The yields on municipal securities depend upon a variety of factors, including general economic and monetary conditions, general money market conditions, general conditions of the municipal securities market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligations offered and the rating of the issue or issues. Municipal securities also may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of, and interest on, its or their municipal securities may be materially and adversely affected.

     Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

     Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

     Bond Anticipation Notes are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

     Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FHA under the FNMA or GNMA.

     Project Notes are instruments sold by the Department of Housing and Urban Development ("HUD") but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

     Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

     Municipal Bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

     A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security and credit enhancement guarantees available to them, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

     An entire issue of Municipal Bonds may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933 prior to offer and sale, unless an exemption from such registration is available, Municipal Bonds which are not publicly offered may nevertheless be readily marketable. A secondary market exists for Municipal Bonds which were not publicly offered initially.

     The Tax Free Bond Fund may invest more than 25% of its total assets in Municipal Bonds the issuers of which are located in the same state and may invest more than 25% of its total assets in Municipal Bonds the security of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; colleges and universities; public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; state and local housing finance authorities; municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. government guaranteed securities; or industrial development and pollution control bonds. There could be economic, business or political developments which might affect all Municipal Bonds of a similar type. However, the Fund believes that the most important consideration affecting risk is the quality of Municipal Bonds.

     The Tax Free Bond Fund may engage in short-term trading (selling securities held for brief periods of time, usually less than three months) if the Sub-Adviser believes that such transactions, net of costs including taxes, if any, would improve the overall return on its portfolio. The needs of different classes of lenders and borrowers and their changing preferences and circumstances have in the past caused market dislocations unrelated to fundamental creditworthiness and trends in interest rates which have presented market trading opportunities. There can be no assurance that such dislocations will occur in the future or that the Fund will be able to take advantage of them.

     There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of Municipal Bonds both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with Municipal Bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "nonappropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with Municipal Bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of Municipal

Bonds which are not General Obligation Bonds is made by the Sub-Adviser on the basis of the characteristics of the Municipal Bonds as described above, the most significant of which is the source of funds for the payment of principal of and interest on such Bonds.

     In order to limit certain of these risks, the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund will not invest more than 10% (15% in the case of the Strategic Income Fund) of its total assets in municipal lease obligations that are illiquid (along with all other illiquid securities). The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board of Trustees. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency.

     There may be other types of municipal securities that become available which are similar to the foregoing described municipal securities in which each Fund may invest.

     INCOME LEVEL AND CREDIT RISK  Municipal obligations are subject to the
     ----------------------------
provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal or interest on its or their municipal obligations may be materially affected. Although the Funds' quality standards are designed to minimize the credit risk of investing in Municipal Bonds, that risk cannot be entirely eliminated.

     TAX CONSIDERATIONS  With respect to the California Tax Free Fund, New York
     ------------------
Tax Free Fund and Tax Free Bond Fund, income derived by a Fund from taxable investments, including but not limited to securities lending transactions, repurchase transactions, options and futures transactions, and investments in commercial paper, bankers' acceptances and certificates of deposit will be taxable for federal, state and local income tax purposes when distributed to shareholders. Income derived by a Fund from interest on direct obligations of the U.S. government will be taxable for federal income tax purposes when distributed to shareholders but, provided that the Fund meets the requirements of state law and properly designates distributions to shareholders, such distributions may be excludable from income for state personal income tax purposes. A portion of original issue discount relating to stripped Municipal Bonds and their coupons may also be treated as taxable income under certain circumstances.

     The Tax Reform Act of 1986 ("TRA") limited the types and volume of Municipal Bonds qualifying for the federal income tax exemption for interest, and the Code treats tax-exempt interest on certain Municipal Bonds as a tax preference item included in the alternative minimum tax base for corporate and noncorporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain Municipal Bonds after their issuance. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

     Industrial Development Bonds which pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payments. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

     Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after the effective date of the TRA, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

VARIABLE RATE DEMAND NOTES ("VRDNS")

     The California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund may invest in tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30, 60, 90, 180 or 365-day intervals. The interest rates are adjustable at various intervals to the prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN on the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

     The California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("Institution"). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the Institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDN is backed up by an irrevocable letter of credit or guaranty of the Institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the Institution in such obligation, except that the Institution typically retains fees out of the interest paid or the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

FLOATING AND VARIABLE RATE SECURITIES

     Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

     The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Funds with a certain degree of protection against rises in interest rates, the Funds will participate in any declines in interest rates as well.

     The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Funds' limitations on investments in such securities.

ZERO COUPON BONDS

     The Funds, except the Equity Index Fund, may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting market rate at the time of issuance. Because interest on zero coupon bonds is not distributed on a current basis but is, in effect, compounded, zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which the Funds must accrue and distribute every year even though a Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

STANDBY COMMITMENTS -- OBLIGATIONS WITH PUTS ATTACHED

     The California Tax Free Fund, New York Tax Free Fund, Strategic Income Fund and Tax Free Bond Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Each Fund may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Sub-Adviser understands that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that standby commitments will be available to a Fund, nor has the California Tax Free Fund, New York Tax Free Fund or Tax Free Bond Fund assumed that such commitments would continue to be available under all market conditions.

     A standby commitment may not be used to affect a Fund's valuation of the municipal security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

WHEN-ISSUED SECURITIES

     The Funds may from time to time purchase securities on a "when-issued" basis. Debt securities, including municipal bonds, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of a

Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Trust's intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued securities may be sold prior to the settlement date, the Trust intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

     At the time the Trust makes the commitment on behalf of a Fund to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. The Trustees do not believe that a Fund's net asset value or income will be exposed to additional risk by the purchase of securities on a when-issued basis. Each Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

     Each Fund may buy Mortgage-related securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Funds, to the extent permitted in the Prospectus, may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities.

     MORTGAGE PASS-THROUGH SECURITIES  Interests in pools of mortgage-related
     --------------------------------
securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, mortgage pass-through securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a

"pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate that will be adjusted periodically.

     Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

     The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation and acts as a government instrumentality under authority granted by Congress. FHLMC was formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("Pcs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but Pcs are not backed by the full faith and credit of the U.S. government.

     If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.
Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-Adviser determines that the securities meet the Funds' quality standards.

     PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES  The mortgage-related
     --------------------------------------------
securities in which the Funds may invest may be: (i) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and (iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

     The California Tax Free Fund, New York Tax Free Fund and Equity Index Fund, however, may not invest in non-government mortgage pass-through securities. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets which in the Sub-Advisers' opinion are illiquid if, as a result, more than 10% (15% in the case of the International Equity, International Bond and Strategic Income Funds) of the value of the Fund's total assets will be illiquid.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)  A CMO is a hybrid between a
     ------------------------------------------
mortgage-backed bond and a mortgage pass-through security. Interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs are structured into multiple classes, each bearing a different stated maturity - actual maturing and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying
                                           --------
pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired.

An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond Offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS  FHLMC CMOs are  debt obligations
     -----------------------------------------
of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Pcs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC Pcs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     OTHER MORTGAGE-RELATED SECURITIES  Other mortgage-related securities
     ---------------------------------
include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO RESIDUALS  CMO residuals are derivative mortgage securities issued by
     -------------
agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets.
In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a portfolio may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and, accordingly, CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

     CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Fund will consider this rule in determining whether to invest in residual interests.

     GOVERNMENT FUND  The Government Fund may invest in securities
     ---------------
collateralized by mortgages or pools of mortgages the issuer of which has qualified to be treated as a "REMIC". CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumen tality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from issue to issue and from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Government Fund will consider this rule in determining whether to invest in residual interests.

     The Government Fund will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of the Fund's net assets would be invested in any one CMO, more than 10% of the Fund's net assets would be invested in CMOs and other investment company securities in the aggregate, or the Fund would hold more than 3% of any outstanding issue of CMOs.

     STRIPPED MORTGAGE-BACKED SECURITIES  Stripped mortgage-backed securities
     -----------------------------------
("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES  The value of some
     ------------------------------------------------
mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of an Sub-Adviser to forecast interest rates and other economic factors correctly. If a Sub-Adviser incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

     Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

     Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

     Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

     OTHER ASSET-BACKED SECURITIES  Several types of asset-backed securities
     -----------------------------
have already been offered to investors, including CARS/SM/ ("Certificates for Automobile Receivables/SM/"). CARS/SM/ represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/SM/ are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS/SM/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     The Sub-Advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Consistent with its investment objectives and policies, a Fund also may invest in other types of asset-backed securities.

SHORT SALES AGAINST THE BOX

     A short sale is a transaction in which a Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. A short sale "against the box" is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. Each of the Funds will only enter into short sales against the box. A Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of the security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Fund may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Fund's custodian. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker, with which the Fund has open short sales, were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. The Funds will only enter into short sales against the box with brokers the Sub-Advisers believe are creditworthy. Short sales against the box will be limited to no more than 25% of a Fund's total assets.

OPTIONS ON SECURITIES

     WRITING CALL OPTIONS  Any Fund, except the Money Market Fund and the Tax
     --------------------
Free Bond Fund, may sell ("write") covered call options on the portfolio securities of such Fund in an attempt to enhance investment performance. The California Tax Free Fund and New York Tax Free Fund may purchase and sell both put and call options on debt securities in standardized contracts traded on national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ, and agreements, sometimes called "cash puts," which may accompany the purchase of a new issue of bonds from a dealer. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option--in return for a premium received--the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

     A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

     During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

     A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"-- the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security.

     A closing purchase transaction may be made only on a national or foreign securities exchange (an "Exchange") which provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an Exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange or otherwise may exist. If the Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. A closing purchase transaction for an over-the-counter option may be made only with the other party to the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price.

     Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call and put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Sub-Advisers, engage without limitation in the writing of options on U.S. government securities. Subject to the limitation that all call and put option writing transactions be covered, and limitations imposed on regulated investment companies under federal tax law, the International Bond Fund and International Equity Fund may, to the extent determined appropriate by the Sub-Adviser, engage without limitation in the writing of options on their portfolio securities.

     WRITING PUT OPTIONS  Each Fund, except the Money Market Fund and the Tax
     -------------------
Free Bond Fund, may also write covered put options. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

     The premium which the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

     A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer could be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

     The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

     If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option respectively. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

     In addition, the Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company and the Trust's intention that each Fund qualify as such. Subject to the limitation that all call and put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Sub-Advisers, engage without limitation in the writing of options on U.S. government securities.

     PURCHASING OPTIONS  Each Fund, except Money Market Fund and the Tax Free
     ------------------
Bond Fund, may purchase put or call options which are traded on an Exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an Exchange. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Sub-Advisers deem to be of sufficient creditworthiness so as to minimize these risks.

     The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. A Fund would buy a put option in anticipation of a decline in the market value of such securities. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security at a specified price upon exercise of the option during the option period. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security which the Fund has the right to purchase. The Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

     The Funds may also purchase call options on securities the Funds intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

     MARRIED PUTS.  Each Fund, except the Equity Index Fund, Money Market Fund
     ------------
and Tax Free Bond Fund may engage in a strategy known as "married puts." This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale against the box (see "short sales against the box") but for various reasons is
                 ---
unable to do so. The Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

     Holding the put option places the Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Fund. The writer of the put option may require that the Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "writing call options" above). In the event the stock price were to
       ----
increase above the strike or exercise price of the option, the Fund would suffer a loss unless it first terminated the call by exercising the put.

     SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES  Exchange markets in
     ---------------------------------------------------
U.S. government securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

     A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security. The Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, Money Market Fund, Total Return Fund and Value Fund will not purchase a put or call option if, as a result, the amount of premiums paid for all put and call options then outstanding would exceed 10% of the value of the Fund's total assets.

     The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. The ability of a Fund to successfully utilize options may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON FOREIGN CURRENCIES

     Each Fund, except the California Tax Free Fund, the Equity Index Fund, the Government Fund, the Money Market Fund, the New York Tax Free Fund and the Tax Free Bond Fund, may, to the extent that it invests in foreign securities, purchase and write options on foreign currencies for hedging purposes in a manner similar to that of the Fund's transactions in currency futures contracts or forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

     Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

     A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset by the amount of the premium received by the Fund.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

     A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the amount of the difference is maintained by a Fund in liquid assets in a segregated account with its custodian.

     As with other kinds of options transactions, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

     A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

     Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

SECURITIES INDEX OPTIONS

     The Funds may purchase call and put options on securities indexes (only call options on the S&P 500 Composite Price Index in the case of the Equity Index Fund) for the purpose of hedging against the risk of unfavorable price movements which may adversely affect the value of a Fund's securities. The Equity Index Fund may purchase call options on the S&P 500 Index to protect against increases in the prices of securities underlying the Index that the Equity Index Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

     Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (ii) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

     A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500 Composite Price Index or the N.Y.S.E. Composite Index, or a narrower market index such as the S&P 100 Index. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges, among others:
The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange. Options on other types of securities indexes, which do not currently exist, including indexes on debt securities, may be introduced and traded on exchanges in the future. If such options are introduced, the Funds will not purchase them until they have appropriately amended or supplemented the Prospectus or Statement of Additional Information, or both.

     The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indexes on which options are based. In addition, the purchase of securities index options involves essentially the same risks as the purchase of options on futures contracts. The principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund. In this respect, purchasing a securities index put (or call) option is analogous to the purchase of a put (or call) on a securities index futures contract.

     A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options which it has purchased. A Fund may also allow options to expire unexercised.

FUTURES TRANSACTIONS

     The California Tax Free Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, New York Tax Free Fund, Strategic Income Fund, Tax Free Bond Fund and Total Return Fund may purchase and sell futures contracts on debt securities and on indexes of debt securities in order to attempt to protect against the effects of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of a Fund's portfolio and for other appropriate risk management purposes. For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities. The Government Fund may enter into futures contracts and purchase and write options on futures, which are not U.S. government securities in order to attempt to hedge against changes in interest rates and to seek current income. Such futures contracts would obligate the Fund to make or take delivery of certain debt securities or an amount of cash upon expiration of the futures contract, although most futures positions typically are closed out through an offsetting transaction prior to expiration. The Capital Appreciation Fund, Convertible Fund, Equity Index Fund, International Equity Fund, Strategic Income Fund, Total Return Fund and Value Fund may purchase and sell stock index futures to hedge the equity portion of those Funds' securities portfolios with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). These Funds, and the International Bond Fund, may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. In addition, each Fund, except the California Tax Free Fund, Equity Index Fund, Government Fund, Money Market Fund, New York Tax Free Fund and Tax Free Bond Fund may, to the extent it invests in foreign securities, enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Each of the Funds may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity

Futures Trading Commission ("CFTC"). Subject to applicable CFTC rules, the Funds also may enter into futures contracts traded on the following foreign futures exchanges: Frankfurt, Tokyo, London and Paris, as long as trading on the aforesaid foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges. The International Bond Fund and International Equity Fund are not limited to the above-listed exchanges.

     A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade which have been designated "contract markets" by the CFTC. Currently, there are futures contracts based on a variety of instruments, indexes and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank certificates of deposit, a municipal bond index and various stock indexes.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

     FUTURES ON DEBT SECURITIES  A futures contract on a debt security is a
     --------------------------
binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Sub-Advisers to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees.

     Hedging by use of futures on debt securities seeks to establish, more certainly than would otherwise be possible, the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

     The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

     Because the only futures contracts currently available to hedge the Tax Free Bond Fund's portfolio of municipal obligations are futures on various U.S. government securities and futures on a municipal securities index, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve.

     SECURITIES INDEX FUTURES  A securities index futures contract does not
     ------------------------
require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

     Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the

Funds may enter into futures on debt securities indexes (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indexes as a substitute for the purchase of longer-term debt securities to lengthen the average duration of the Fund's debt portfolio.

     The Funds do not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies.

     CURRENCY FUTURES  A sale of a currency futures contract creates an
     ----------------
obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Fund may sell a currency futures contract, if the Sub-Adviser anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Sub-Adviser anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

     A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity. Another risk is that the Sub-Adviser could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

     OPTIONS ON FUTURES  For bona fide hedging and other appropriate risk
     ------------------
management purposes, the Funds also may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. It is the current policy of the Trust that the Funds will purchase or write only options on futures contracts that are traded on a U.S. or foreign exchange or board of trade. The Funds also may engage in related closing transactions with respect to options on futures.
A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

     Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

     Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

     The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

     In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

     If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

     The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

     While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

     LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON
     --------------------------------------------------------------------
FUTURES CONTRACTS  In general, the Funds will engage in transactions in futures
-----------------
contracts and related options only for bona fide hedging and other appropriate risk management purposes, and not for speculation. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price.
A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

     When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Tax Status."

     RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS  There are several risks
     -------------------------------------------------
associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio may decline. If this occurred, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

     Many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies which are the subject of the hedge. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

SWAP AGREEMENTS

     The International Bond Fund, International Equity Fund and Strategic Income Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e.,
                                                                        ----
the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Sub-Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the

1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

     This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

LOAN PARTICIPATION INTERESTS

     A Fund's investment in loan participation interests may take the form of participation interests in, assignments or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, a Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. A Fund also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan. In such a case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather a Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, a guarantor or sole negotiator of a structure with respect to a corporate loan.

     In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Trust. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given broad discretion in enforcing the corporate loan agreement, and is obligated to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

     A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, a Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest.

In situations involving intermediate Participants similar risks may arise.

     When a Fund acts as co-lender in connection with a participation interest or when a Fund acquires a participation interest the terms of which provide that a Fund will be in privity of contract with the corporate borrower, a Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, a Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring participation interests a Fund will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the participation interest meets a Fund's qualitative standards. There is a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio. The Funds consider loan participation interests not subject to puts to be illiquid.

RISKS ASSOCIATED WITH DEBT SECURITIES

     To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the net asset value of the shares of beneficial interest of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Fund's investments, changes in the relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund.

RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")

     High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

     Legislation designed to limit the use of high yield bonds in corporate transactions may have a material adverse effect on a Fund's net asset value and investment practices. In addition, there may be special tax considerations associated with investing in high yield bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date. Also, distributions on account of such interest generally will be taxable to shareholders even if the Fund does not distribute cash to them. Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares to pay the tax or the Fund may have to sell some of its assets to reduce the Fund's assets and may thereby increase its expense ratio and decrease its rate of return.

                         HIGH YIELD CORPORATE BOND FUND
                           AND STRATEGIC INCOME FUND

                             SPECIAL CONSIDERATIONS

     Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

     When and if available, debt securities may be purchased at a discount from face value. However, the Funds do not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Sub-Adviser, such securities have the potential for future income (or capital appreciation, if any).

     Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Funds' portfolio securities increases or decreases. Moreover, the value of the debt securities that each Fund purchases may fluctuate more than the value of higher rated debt securities. These lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the net asset value of the Funds' shares.

                               EQUITY INDEX FUND

                             SPECIAL CONSIDERATIONS

     The Equity Index Fund is managed using mathematical algorithms to determine which stocks are to be purchased or sold to replicate the S&P 500 Index to the extent feasible. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the Index, but such changes should be infrequent. No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis.

     The Sub-Adviser believes that the indexing approach described above is an effective method of simulating percentage changes in the S&P 500 Index.

                               TOTAL RETURN FUND

                             SPECIAL CONSIDERATIONS

     Although the Total Return Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever the Sub-Adviser believes it is appropriate to do so without regard to the length of time the particular security may have been held, subject to certain tax requirements for qualification as a regulated investment company under the Code. A high turnover rate involves greater expenses to the Fund and may increase the possibility of shareholders realizing taxable capital gains. The Fund engages in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in achieving its investment objective.

              CALIFORNIA TAX FREE FUND AND NEW YORK TAX FREE FUND

                            SPECIAL CONSIDERATIONS

RISK FACTORS AFFECTING CALIFORNIA MUNICIPAL SECURITIES

          The following information as to certain California State ("State") risk factors is given to investors in view of the policy of the MainStay California Tax Free Fund of concentrating its investments in California municipal issuers. Such information constitutes only a brief discussion, does not purport to be a complete description and is based on information from sources believed by the Trust to be reliable, including official statements relating to securities offerings of California and municipal issuers, and periodic publications by national ratings organizations. Such information, however, has not been independently verified by the Trust.

          Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives, as discussed below, could adversely affect the market values and marketability of, or result in default of, existing obligations of the State. Obligations of the State or local governments may also be affected by budgetary pressures affecting the State and economic conditions in the State. The following information constitutes only a brief summary and is not intended as a complete description.

          Certain of the California municipal securities in which the Fund may invest may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and their various entities, is unclear.

          Certain of the California municipal securities may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, Proposition 13 added Article XIIIA to the California Constitu tion. The effect of Article XIIIA is to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

          Legislation enacted by the California legislature to implement Article XIIIA (Statutes of 1978, Chapter 292, as amended) provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA of $4.00 per $100 assessed valuation. The apportionment of property taxes in fiscal years after 1978-79 was revised pursuant to Statutes of 1979, Chapter 282, which provides relief funds from State moneys beginning in fiscal year 1979-80 and is designed to provide a permanent system for sharing State taxes and budget funds with local agencies. Under Chapter 282, cities and counties receive more of the remaining property tax revenues collected under Proposition 13 instead of direct State aid. School districts receive a correspondingly reduced amount of property taxes, but receive compensation directly from the State and are given additional relief.

          The application and interpretation of Article XIIIA has been and will probably continue to be the subject of numerous lawsuits in the California courts. It is not possible to predict the outcome of litigation or the ultimate scope and impact of Article XIIIA, its implementing legislation and regulations issued by the California State Board of Equalization. The outcome of such litigation, however, could substantially impact local property tax collections and the ability of State agencies, local governments and districts to make future payments on outstanding debt obligations.

          On November 4, 1986, California voters approved an initiative statute known as "Proposition 62." This statute (i) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity; (ii) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction; (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed; (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA of the California Constitution; (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments; (vi) requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988;
(vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of tax revenue allocated to such local government occur in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and (viii) permits these provisions to be amended exclusively by the voters of the State of California. In September 1988, the California Court of Appeals held that it was unconstitutional to require that local tax measures be submitted to the electorate, as described in (vi) above.

          In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by non-charter cities in California without voter approval. It is not possible to predict the impact of the decision.

          In November 1996, California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-thirds majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 will also limit the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously-authorized taxes, assessments, fees and charges.

          The State is subject to an annual appropriations limit imposed by
Article XIIIB of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on the bonds or other voter-authorized bonds. Article XIIIB prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

          Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by

January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government and, pursuant to Proposition 111, appropriations for qualified capital outlay projects and appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., increased cigarette and tobacco taxes enacted by Proposition 99 in 1988). The Appropriations Limit may also be exceeded in cases of emergency.

          The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. As amended by Proposition 111, the Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such a two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

          The legislature enacted legislation to implement Article XIIIB which defines certain terms used in Article XIIIB and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

          On November 9, 1988, the State's voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"),
(b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 fiscal year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. The percentage has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

          Proposition 98 permits the legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIIIB limit to K-14 schools.

          During the recent recession, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The legislature responded to these developments by designating "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. In 1992, a lawsuit was filed, called California Teachers'
                                                    --------------------
Association v. Gould, which challenged the validity of these off-budget loans.
--------------------
As part of the negotiations leading to the 1995-96 Budget Act, an oral agreement was reached to settle this case. The formal settlement required adoption of legislation satisfactory to the parties to implement its terms, which has occurred. The court gave final approval of the settlement in late July, 1996.

          The settlement provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact. The Director of Finance has certified that a settlement has occurred, allowing approximately $351 million in appropriations from the 1995-96 fiscal year to be disbursed to schools in August 1996.

          Substantially increased General Fund revenues, above initial budget projections, in the 1994-95 and 1995-96 fiscal years have resulted in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets.

          Certain California municipal securities in the Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the home mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of home mortgages or deeds of trust securing an issuer's obligations.

          Certain California municipal securities in the Fund may be obligations which finance the acquisition of single family home mortgages for low- and moderate-income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to the California statutory limitations described above applicable to obligations secured by real property. Under California anti-deficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage.

          Under California law, mortgage loans secured by single family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years of the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in excess of 20 percent of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

          After suffering through a severe recession, since the start of 1994 the State's economy has been on a steady recovery. Employment increased by over 500,000 in 1994 and 1995, and the pre-recession employment level is expected to be matched by early 1996. The strongest growth has been in export-related industries, business services, electronics, entertainment and tourism, all of which have offset the recession-related losses which were heaviest in aerospace and defense-related industries, finance and insurance.

          The recession seriously affected State tax revenues and caused an increase in expenditures for health and welfare programs. As a result, the State experienced recurring budget deficits in the late 1980's and early 1990's. The State Controller reports that expenditures exceeded revenues for four of six years, and the State accumulated a budget deficit of about $2.8 billion at its peak at June 30, 1993.

          The State's cash condition became so serious from late spring 1992 until 1995 that the State had to rely on the issuance of short-term notes which matured in a subsequent fiscal year to finance its ongoing deficit and pay current obligations. With the repayment of the last of these deficit notes in April, 1996, the State does not plan to rely further on external borrowing across fiscal years, but will continue its normal cash flow.

          On January 17, 1994, a major earthquake measuring an estimated 6.8 on the Richter Scale struck Los Angeles. Significant property damage to private and public facilities occurred in a four-county area including northern Los Angeles County, Ventura County, and parts of Orange and San Bernardino Counties. The possibility exists that another such earthquake could create a major dislocation of the State economy.

          The State of California entered the 1995-96 budget negotiations with the smallest nominal "budget gap" to be closed in many years, with strengthening revenues and reduced caseload growth based on an improving economy.
Nonetheless, serious policy differences between the Governor and the legislature prevented timely enactment of the budget. The 1995-96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. The Budget Act projected General Fund revenues and transfers of $44.1 billion, a 3.5 percent increase from the prior year. Expenditures were budgeted at $43.4 billion, a four percent increase. The Department of Finance projected that, after repaying the last of the carryover budget deficit, there would be a positive balance of $28 million in the budget reserve, the Special Fund for Economic Uncertainties ("SFEU"), at June 30, 1996. The Budget Act also projected Special Fund revenues of $12.7 billion and appropriated Special Fund expenditures of $13.0 billion.

          The Governor's proposed budget for 1996-97 projected General Fund revenues and transfers of about $45.6 billion and proposed total General Fund appropriations of about $45.2 billion. The Governor's proposed budget renewed a proposal, which had been rejected by the legislature in 1995, for a 15% cut in personal and corporate tax rates, phased in over a three-year period. In May 1996, the State Department of Finance updated revenue estimates to $47.1 billion for 1996-97, assuming enactment of the Governor's proposed tax cut, and expenditure estimates to $46.5 billion.

          The Department of Finance's May Revision to the 1996-97 Governor's Budget, released on May 21, 1996 (the "May Revision"), updated the projections for the 1995-96 fiscal year, so that revenues and transfers were estimated to be $46.1 billion, some $2 billion over the original fiscal year estimate, which was attributed to the strong economic recovery. Expenditures also increased, to an estimated $45.4 billion, as a result of the requirement to expend revenues for schools under Proposition 98, and, among other things, failure of the federal government to enact welfare reform and to budget new aid for illegal immigrant costs.

          The 1996-97 Budget Act was signed by the Governor on July 15, 1996, along with various implementing bills. The Governor vetoed about $82 million of appropriations (both General Fund and Special Fund). With the signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The Budget Act appropriates a modest budget reserve in the SFEU of $305 million, as of June 30, 1997. The Department of Finance projects that, on June 30, 1997, the State's available internal borrowable (cash) resources will be $2.9 billion, after payment of all obligations due by that date, so that no cross-fiscal year borrowing will be needed.

          The legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased over three years), but did approve a 5% cut in bank and corporation taxes, to be effective for income years starting on January 1, 1997. As a result, revenues for the fiscal year will be an estimated $550 million higher than projected in the May Revision, and are now estimated to total $47.643 billion, a 3.3 percent increase over the final estimated 1995-96 revenues. Special Fund revenues are estimated to be $13.3 billion. The Budget Act contains General Fund appropriations totaling $47.251 billion, a 4.0 percent increase over the final estimated 1995-96 expenditures. Special Fund expenditures are budgeted at $12.6 billion.

          Other major features of the 1996-1997 Budget Act include an increase of 1.6 billion (General Fund) and $1.65 billion total above revised 1995-96 levels for Proposition 98 funding, reductions in health and welfare costs, increases in educational funding, and increased funding for the State's prison inmate population. The 1996-97 Budget Act contained no tax increases. There was a reduction in corporate taxes. In addition, the legislature adopted a further one-year suspension of the Renters Tax Credit, saving $520 million in expenditures.

          Following enactment of the 1996-97 Budget Act, Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Act of 1996 making a fundamental reform of the current welfare system. Among many provisions, the Law includes: (i) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens, allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

          The states are required to implement the new TANF program not later than July 1, 1997 and provides California approximately $3.7 billion in block grant funds for fiscal year 1996-97 for the provisions of the law. States are allowed to implement TANF as soon as possible and will receive a prorated block grant effective the date of application. The California State Plan was approved November 27, 1996 to allow grant reductions to be implemented effective
January 1, 1997 and to allow the State to capture approximately $267 million in additional federal block grant funds over the currently budgeted level. None of the other federal changes needed to achieve the balance of the $660 million cost savings were enacted. Thus, in lieu of the $669 million savings initially assumed, it is now projected that savings will total approximately $320 million.

          A preliminary analysis of the Law by the State Legislative Analyst's Office indicates that an overall assessment of how these changes will affect the State's General Fund will not be known for some time, and will depend on how the State implements the Law; the degree to which the State elects to make cuts in federal aid, provide more aid to counties, or cut some of its own existing programs to noncitizens; and the State's ability to avoid certain penalties written into the Law.

          With the continued strong economic recovery in the State, the Department of Finance has estimated, in connection with the release of the Governor's 1997-98 Budget Proposal, that revenues for the 1996-97 Fiscal Year will exceed initial projections by about $760 million. This increase will be offset by higher expenditures for K-14 school aid (pursuant to Proposition 98) and for health and welfare costs, because federal law changes and other federal actions did not provide as much assistance to the State as was initially planned in the Budget Act. The Department's updated projections show a balance in the Special Fund for Economic Uncertainties (the "SFEU") of $197 million, slightly lower than projected in July, 1996. The Department also projects the State's cash position will be stronger than originally estimated, with unused internal borrowable resources at June 30, 1997 of about $4.3 billion.

          On January 9, 1997, the Governor released his proposed budget for the 1997-98 Fiscal Year (the "Governor's Budget"). The Governor's Budget projects General Fund revenues and transfers in 1997-98 of $50.7 billion, a 4.6% increase from revised 1996-97 figures. The Governor proposes expenditures of $50.3 billion, a 3.9% increase from 1996-97. The Governor's Budget projects a balance in the SFEU of $553 million on June 30, 1998. The Governor's Budget also anticipates about $3 billion of external borrowing for cash flow purposes during the year, with no requirement for cross-fiscal year borrowing.

Among the major initiatives and features of the Governor's Budget are the following:

     1. A proposed 10% cut in the Bank and Corporation Tax rate, to be phased in over two years.

     2. Proposition 98 funding for K-14 schools will be increased again, as a result of stronger revenues. Per-pupil funding for K-12 schools will reach $5,010, compared to $4,220 as recently as the 1993-94 Fiscal Year. Part of the new funding is proposed to be dedicated to the completion of the current program to reduce class size to 20 pupils in lower elementary grades, and to expand the program by one grade, so that it will cover K-3rd grade.

     3. Funding for higher education will be increased consistent with a four-year "compact" established in 1995-96. There is not projected to be any increase in student fees at any of the three levels of the State higher education system.

     4. The 1997-98 proposed Governor's Budget assumes approximately $500 million in savings contingent upon federal action. The Budget assumes that federal law will be enacted to remove the maintenance-of-effort requirement for Supplemental Security Income (SSI) payments, thereby enabling the state to reduce grant levels pursuant to previously enacted state law ($279 million). The Budget also assumes the federal government will fund $216 million in costs of health care for illegal immigrants.

          On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Funds") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Funds had suffered significant market losses in their investments, causing a liquidity crisis for the Funds and the County. More than 200 other public entities, most of which, but not all, are located in the County, were also depositors in the Funds. The bankruptcy filing stemmed from approximately $1.7 billion in losses suffered by the County's investment pool due to investments in high risk "derivative" securities. On June 12, 1996, it emerged from bankruptcy after the successful sale of $880 million in municipal bonds allowed the County to pay off the last of its creditors. On January 7, 1997, the County returned to the municipal bond market with a $136 million bond issue maturing in 13 years at an insured yield of 7.23%.

          The State is a party to numerous legal proceedings, many of which normally recur in governmental operations. In addition, the State is involved in certain other legal proceedings which, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources.

          Among the more significant lawsuits pending against the State are the following: (i) cases relating to the State's method of determining the tax on gross insurance premiums, in which the State faces losses of approximately $200 million; (ii) on appeal, an action seeking reimbursement for alleged state-mandated costs, in which the State faces losses of approximately $1 billion, if all potentially eligible school districts pursue timely claims; (iii) lawsuits related to contamination at the Stringfellow toxic waste site the cost for clean-up of which ranges from $200 to $800 million; (iv) an action involving damages caused by the Yuba River flood of February 1986 with potential liability to 3,000 plaintiffs, ranging from $800 million to $1.5 billion; (v) a claim that payment of wages in registered warrants violated the Fair Labor Standards Act, which involves maximum damages of approximately $500 million; (vi) a claim involving the constitutionality of the 1992-93 Budget Act-related legislation which redirected approximately $1.3 billion in local tax revenues from localities to schools wherein the parties are currently negotiating a settlement, subject to court approval; (vii) a lawsuit involving the reduction of the State's Aid to Families with Dependent Children ("AFDC") payments in 1992, 1993, and 1994; (viii) a lawsuit involving the 1994-95 Budget Act's 2.3 percent reduction in AFDC payments; (ix) an appeal by the State of a judgment, in which the State may be required to pay out approximately $900 million in interest, that legislation unconstitutionally impaired the vested contract rights of Public Employees' Retirement System members; (x) two related challenges to appropriations made by the State under the 1994 and 1995 Budget Acts, which could result in a loss to the General Fund of a combined amount over $600 million; (xi) a challenge to the appropriation of approximately $166 million in Proposition 99 Funds for the years ended June 30, 1990 through June 30, 1995 for programs that were allegedly not health education or tobacco-related disease research; and (xii) challenges to the legality of various budget action transfers and appropriations from particular special funds for years ended June 30, 1995, and June 30, 1996 as contrary to the substantive law that established the fund.

          Due to the State's continuing budget problems, the State's general obligation bonds were downgraded in July 1994 from A1" to "Aa" by Moody's, from "A+" to "A" by S&P. The ratings companies expressed uncertainty in the State's ability to balance its budget by 1996. However, on July 30, 1996, citing the State's improving economy and budget situation, S&P upgraded the State's general obligation bonds from "A" to "A+." There can be no assurance that such ratings will continue for any given period of time or that they will not in the future be further revised or withdrawn.

RISK FACTORS AFFECTING NEW YORK MUNICIPAL SECURITIES

          The following information as to certain New York State ("State") and New York City ("City") risk factors is given to investors in view of the policy of the MainStay New York Tax Free Fund of concentrating its investments in New York municipal issuers. Such information constitutes only a brief discussion, does not purport to be a complete description and is based on information from sources believed by the Trust to be reliable, including official statements relating to securities offerings of New York and municipal issuers, and periodic publications by national ratings organizations. Such information, however, has not been independently verified by the Trust.

          There are a number of methods by which the State may incur debt. The State may issue general obligations bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

          The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes; and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State's authorities ("Authorities"). Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

          The State also employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but not general obligations of the State. As of March 31, 1997, the total amount of outstanding general obligation debt was $5.03 billion, including $293.6 billion in bond anticipation notes.

          The fiscal stability of the State is related in part to the fiscal stability of its public authorities. As of September 30, 1995, the date of the latest data available, 17 public authorities had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of all State public authorities was $73.45 billion.

          Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, if local assistance payments are diverted, the affected localities could seek additional State assistance. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. The Metropolitan Transit Authority (the "MTA") receives the bulk of this money in order to provide transit and commuter services.

          In 1990, as part of a State fiscal reform program, legislation was enacted creating the "New York Local Government Assistance Corporation" ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. Over a period of years, the issuance of those long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. In addition, the legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified both the need for additional borrowing and a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded.

          As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings. The 1995-96 State Financial Plan includes no spring borrowing, nor did the 1994-95 State Financial Plan, which represented the first time in 35 years there was no short-term seasonal borrowing. This reflects the success of the LGAC program in permitting the State to accelerate local aid payments from the first quarter of the current fiscal year to the fourth quarter of the previous fiscal year.

          On January 6, 1992, Moody's lowered from "A" to "Baa1" its rating of those State bonds that are backed by annual legislative appropriations. As of September 1997, S&P rated the same bonds as "BBB+." On February 11, 1997, Moody's downgraded its rating of the State's general obligation bonds from "A" to "A2." On January 13, 1992, S&P lowered its rating of the State's general obligation bonds from "A" to "A-." As of September 1997, S&P rated general obligation bonds as an "A."

OVERVIEW

          The State's current fiscal year commenced on April 1, 1997, and ends on March 31, 1998, and is referred to herein as the State's 1997-98 fiscal year. The State's budget for the 1997-98 fiscal year was adopted by the Legislature on August 4, 1997, more than four months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for State-supported debt services. The State Financial Plan for the 1997-98 fiscal year was formulated on August 11, 1997 and is based on the State's budget as enacted by the Legislature, as well as actual results for the first quarter of the current fiscal year. The 1997-98 State Financial Plan is expected to be updated in October and January.

          The adopted 1997-98 budget projects and increase in General Fund disbursements of $1.7 billion or 5.2 percent over 1996-97 levels. The average annual growth rate over the last three fiscal years is approximately 1.2 percent. State Funds disbursements (excluding federal grants) are projected to increase by 5.4 percent from the 1996-97 fiscal year. All Governmental Funds projected disbursements increase by 7.0 percent over the 1996-97 fiscal year.

          The 1997-98 State Financial Plan is projected to be balanced on a cash basis. The Financial Plan projections include a reserve for future needs of $530 million. As compared to the Governor's Executive Budget as amended in February 1997, the State's adopted budget for 1997-98 increases General Fund spending by $1.7 billion, primarily from increases for local assistance ($1.3 billion).

          Resources used to fund these additional expenditures include increased revenues projected for the 1997-98 fiscal year, increased resources produced in the 1996-97 fiscal year that will be utilized in 1997-98, reestimates of social service, fringe benefit and other spending, and certain non -recurring resources. Total non-recurring resources included in the 1997-98 Financial Plan are projected by DOB to be $270 million, or 0.7 percent of total General Fund receipts.

          The 1997-98 Financial Plan also includes: a projected General Fund reserve of $530 million; a projected balance of $332 million in the Tax Stabilization Reserve Fund; and a projected $65 million balance in the Contingency Reserve Fund.

          The projections do not include any subsequent actions that the Governor may take to exercise his line-item veto (or vetoing any companion legislation) before signing the 1997-98 budget appropriation bills into law. Under the Constitution, the Governor may veto any additions to the Executive Budget within 10 days after the submission of appropriation bills for his approval. If the Governor were to take such action, the resulting impact on the Financial Plan would be positive.

          The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1997-98 fiscal year, the General Fund is expected to account for approximately 48 percent of total Governmental Funds disbursements and 71 percent of total State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

          Total receipts and transfers from other funds are projected to be $35.09 billion, an increase of $2.05 billion from the 1996-97 fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $34.60 billion, an increase of $1.70 billion from the 1996-97 fiscal year.

          General Fund disbursements and transfers to capital, debt service and other funds are projected at $34.60 billion, an increase of $1.7 billion (5 percent) from 1996-97 fiscal year levels. Over the last two years, spending growth for most State agencies and programs has been negative or flat, producing an overall decline in General Fund spending during that period. The 1997-98 adopted budget reflects negotiated increases for State employee salaries, increased transfers for debt service, and other mandated increases, as well as increased investments in school aid, higher education, mental health and public protection.

          Total General Fund receipts and transfers from other funds in the 1997-98 fiscal year are projected to be $35.09 billion, an increase of over $2 billion or roughly 6 percent from the $33.04 billion recorded in the 1996-97 fiscal year. This total includes $31.68 billion in tax receipts, $1.48 billion in miscellaneous receipts, and $1.94 billion in transfers from other funds.

          The projected $2 billion increase in receipts exaggerates the underlying year-to-year growth in State tax revenues. This increase is largely the result of actions undertaken by the State to utilize the $1.4 billion 1996-97 budget surplus reported by DOB to finance costs in the State's 1997-98 fiscal year. This transaction reduced reported receipts in the 1996-97 fiscal year and increased projected receipts in the State's 1997-98 fiscal year. Conversely, the incremental cost of tax reductions newly effective in 1997-98 and the impact of new earmarking statutes which divert receipts from the General Fund to other funds work to depress apparent growth below the underlying growth in the receipts base attributable to expansion of the State's economy. After adjusting for these actions, tax receipts are projected to grow by approximately 5 percent in 1997-98.

          The State closed projected budget gaps of $5.0 billion, $3.9 billion, and $2.3 billion for the 1995-96 through 1997-98 fiscal years, respectively. The 1998-99 budget gap was projected at $1.68 billion (before the application of any assumed efficiencies) in the outyear projections submitted to the Legislature in February 1997. As a result of changes made in the adopted budget, the 1998-99 gap is now expected to be about the same or smaller than the amount previously projected, after application of the $530 million reserve for future needs. The expected gap is smaller than the three previous budget gaps closed by the State. The Governor has indicated that he will propose to close any potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions.

          The State issued its first update to the GAAP-basis Financial Plan for the State's 1997-98 fiscal year on August 11, 1997, in conjunction with the release of the cash-basis 1997-98 Financial Plan. A second GAAP-basis update will be issued in connection with the Governor's submission of the 1998-99 Executive Budget.

          For 1997-98, total revenues in the General Fund are projected at $33.37 billion, total expenditures are projected at $34.66 billion, and net operating sources and uses are projected to contribute $331 million. For all governmental funds, total revenues are projected at $67.48 billion, total expenditures are projected at $68.24 billion, and financing uses are projected to exceed financing sources by $220 million. The all governmental funds GAAP-basis Financial Plan projections show a deficiency of revenues and other financing sources over expenditures and other financing uses of $979 million, after a reported 1996-97 all funds surplus of $2.1 billion.

          The major factor affecting the General Fund GAAP-basis results for 1996-97 and the projections for 1997-98 is the 1996-97 cash-basis surplus, which helped produce a GAAP-basis surplus in the 1996-97 fiscal year of $1.93 billion. The use of this cash-basis surplus to fund liabilities in the 1997-98 fiscal year, offset by the $494 million change in the projected 1997-98 cash-basis fund balance, is the primary reason for the projected 1997-98 GAAP-basis deficit of $959 million. This represents an increase of $191 million from the prior projection, issued in January 1997 as part of the 1997-98 Executive Budget. The new projection reflects the impact of legislative changes to the Executive Budget, and the increase in the 1996-97 cash-basis surplus since that time. Across the two fiscal years, the General Fund accumulated deficit is projected to be reduced by $974 million to $1.95 billion.

          The Division of the Budget believes that the economic assumptions and projections of receipts and disbursements accompanying the 1997-98 Executive Budget are reasonable. However, the economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but also by entities, such as the federal government, that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections. There can be no assurance that the State economy will not experience results that are worse than predicted, with corresponding material and adverse effects on the State's financial projections.

          To make progress toward addressing recurring budgetary imbalances, the 1997-98 Executive Budget includes significant actions to align recurring receipts and disbursements in future fiscal years. However, there can be no assurance that the State's actions will be sufficient to preserve budgetary balance or to align recurring receipts and disbursements in either 1997-98 or in future fiscal years.

          The 1997-98 adopted budget includes multi-year tax reductions, including a State funded property and local income tax reduction program, estate tax relief, utility gross receipts tax reductions, permanent reductions in the State sales tax on clothing, and elimination of assessments on medical providers. These reductions are intended to reduce the overall level of State and local taxes in New York and to improve the State's competitive position vis-a-vis other states. The various elements of the State and local tax and assessment reductions have little or no impact on the 1997-98 Financial Plan, and do not begin to materially affect the outyear projections until the State's 1999-2000 fiscal year. The adopted 1997-98 budget also makes significant investments in education, and proposes a new $2.4 billion general obligation bond proposal for school facilities to be submitted to the voters in 1997.

          One major uncertainty to the 1997-98 State Financial Plan continues to be risks related to the economy and tax collections, which could produce either favorable or unfavorable variances during the balance of the year. It is possible that recent changes could produce slower economic growth and a deterioration in State receipts. For example, the securities industry is more important to the New York economy that the national economy, and a significant deterioration in stock market performance could ultimately produce adverse changes in wage and employment levels, although with less than six months to go in the current fiscal year, the likelihood of an adverse impact on the 1997-98 fiscal year is reduced. On the other hand, the national or State economy may continue to perform better than projected, which could produce beneficial short-term results in State receipts.

          On August 11, 1997 President Clinton exercised his line item veto powers to cancel a provision in the Federal Balanced Budget Act of 1997 that would have deemed New York State's health care provider taxes to be approved by the federal government. New York and several other states have used hospital rate assessments and other provider tax mechanisms to finance various Medicaid and health insurance programs since the early 1980s. The State's process of taxation and redistribution of health care dollars was sanctioned by federal legislation in 1987 and 1991. However, the federal Health Care Financing Administration (HCFA) regulations governing the use of provider taxes require the State to seek waivers from HCFA that would grant explicit approval of the provider taxing system now in place. The State filed the majority of these waivers with HCFA in 1995 but has yet to receive final approval.

          The Balanced Budget Act of 1997 provision passed by Congress was intended to rectify the uncertainty created by continued inaction on the State's waiver requests. A federal disallowance of the State's provider tax system could jeopardize up to $2.6 billion in Medicaid reimbursement received through December 31, 1998. The President's veto message valued any potential disallowance at $200 million. The 1997-98 Financial Plan does not anticipate any provider tax disallowance.

          On October 9, 1997 the President offered a corrective amendment to the HCFA regulations governing such taxes. The Governor has stated that this proposal does not appear to address all of the State's concerns, and negotiations are ongoing between the State and HCFA. In addition, the City of New York and other affected parties in the health care industry have filed a lawsuit challenging the constitutionality of the President's line item veto.

          On July 31, 1997, the New York State Tax Appeals Tribunal delivered a decision involving the computation of itemized deductions and personal income taxes of certain high income taxpayers. By law, the State cannot appeal the Tribunal's decision. The decision will lower income tax liability attributable to such taxpayers for the 1997 and earlier open tax years, as well as on a prospective basis. The impact of this decision on receipts estimates for the current and future fiscal years will be reflected in the Financial Plan and Financial Plan Update that will accompany the 1998-99 Executive Budget.

          On August 22, 1996, the President signed into law the Personal Responsibility and Work Opportunity Reconciliation Act of 1996. This federal legislation fundamentally changed the programmatic and fiscal responsibilities for administration of welfare programs at the federal, state and local levels. The new law abolishes the federal Aid to Families with Dependent Children program (AFDC), and creates a new Temporary Assistance to Needy Families program
(TANF) funded with a fixed federal block grant to states. The new law also imposes (with certain exceptions) a five-year durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals. States are required to meet work activity participation targets for their TANF caseload; these requirements are phased in over time. State that fail to meet these federally mandated job participation rates, or that fail to conform with certain other federal standards, face potential sanctions in the form of a reduced federal block grant.

          On October 16, 1996, the Governor submitted the State's TANF implementation plan to the federal government as required under the new federal welfare law. On December 13, 1996, the State's plan was approved by the federal government. Legislation will be required to implement the State's TANF plan, and the Governor has introduced legislation necessary to conform with federal law. States are required to comply with the new federal welfare reform law no later than July 1, 1997. There can be no assurances that the State legislature will enact welfare reform proposals as submitted by the Governor and as required under federal law.

          The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

          Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

          Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

          The Division of the Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from any projections. In the past, the State has taken management actions and made use of internal sources to address potential State Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

          In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors, have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

          Constitutional challenges to State laws have limited the amount of taxes which political subdivisions can impose on real property. In 1979, the State's highest court declared unconstitutional a State law allowing localities and school districts to impose a special increase in real estate property taxes in order to raise funds for pensions and other uses. Additional court actions have been brought against the State, certain agencies and municipalities relating to financing, the amount of real estate tax, the use of tax revenues and other matters.

          An additional risk to the 1997-98 State Financial Plan arises from the potential impact of certain litigation now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. Certain litigation pending against the State, its subdivisions and their officers and employees could have a substantial and long-term adverse effect on State finances. The State is a party to numerous legal proceedings, many of which normally recur in governmental operations. Because of the prospective nature of these proceedings, no estimate of the potential loss can be made.

          Among the more significant of these cases are those that involve: (i) the validity and fairness of agreements and treaties by which various Indian tribes transferred title to the State of approximately six million acres of land in central New York; (ii) certain aspects of the State's Medicaid policies and its rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services; (iii) contamination in the Love Canal area of Niagara Falls; (iv) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (v) an action, in which the State is a third party defendant, for injunctive or other appropriate relief, concerning liability for the maintenance of stone groins constructed along certain areas of Long Island's shoreline; (vi) a challenge to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (vii) an action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing;(viii) an action challenging the assessment of the petroleum business tax as unconstitutional; (ix) an action seeking reimbursement from the State for certain costs arising out of the provision of preschool services and programs for children with physical disabilities;

(x) actions challenging regulations that establish excess medical malpractice premium rates for the 1986-87 through 1995-96 and 1996-97 fiscal years, respectively; (xi) an action challenging the enactment of the Clean
Water/Clean Air Bond Act of 1996 and its implementing legislation as against the State Constitution; and (xii) an action alleging damages for failure to provide accurate and complete data which delayed completion of a cogeneration facility.

          The legal proceedings noted above involve State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State.
Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan. An adverse decision in any of these proceedings could exceed the amount of the State Financial Plan reserve for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced State Financial Plan.

            The fiscal health of the State may also be affected by the fiscal health of New York City ("the City"), which continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards.

          Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the projections of the State's receipts and disbursements for the State's 1997-98 fiscal year.

          Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

          Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

          Seventeen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, that was largely continued in 1997.

          Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in the State other than New York City was approximately $19.0 billion. A small portion (approximately $102.3 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.

          From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the public authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

NEW YORK CITY

          In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established NYC MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal controls. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met and suspended certain Control Board powers, upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets, the Control Board is required by law to reimpose a Control Period.

          The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards. The City's financial plans are usually prepared quarterly, and the annual financial report for its most recent completed fiscal year is prepared at the end of October of each year.

          Currently, the City and its Covered Organizations (i.e., these which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan includes its capital, revenue and expense projections and outlines proposed gap closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

          Implementation of the Financial Plan is dependent upon the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In order to help the City to avoid exceeding its State Constitutional general debt limit, the State created the New York City Transitional Finance Authority to finance a portion of the City's capital program. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

          The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans which analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements for, and Financial Plan compliance by, the City and its Covered Organizations. According to recent staff reports, while economic recovery in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in City fiscal year 1996-97. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. These reports have also indicated that recent City budgets have been balanced in part through the use of non-recurring resources; that the City's Financial Plan tends to rely on actions outside its direct control; that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth; and that the City is therefore likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increase revenues. In addition to these monitoring agencies, the Independent Budget Office ("IBO") has been established pursuant to the City Charter to provide analysis to elected officials and the public on relevant fiscal and budgetary issues affecting the City.

          The City's financing program for fiscal years 1998 through 2001 contemplate the issuance of $4.9 billion of general obligation bonds and $7.1 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. The City is involved in litigation seeking to have the New York City Transitional Finance Authority Act (the "Finance Authority Act") declared unconstitutional. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of rejected public sales of City bonds and notes , New York City Municipal Water Finance Authority ("Water Authority") bonds and Finance Authority bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes , and the Water Authority and Finance Authority bonds. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

          The most recent quarterly modification in the City's financial plan for the 1997 fiscal year projects a balanced budget in accordance with GAAP for the 1997 fiscal year, after taking into account an increase in projected tax revenues of $1.2 billion during the 1997 fiscal year and a discretionary prepayment in the 1997 fiscal year of $1.3 billion of debt service due in the 1998 and 1999 fiscal years. The Financial Plan projects revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The Financial Plan includes increased tax revenue projections; reduced debt service costs; the assumed restoration of Federal funding for programs assisting certain legal aliens; additional expenditure for textbooks, computers, improved education programs and welfare reform, law enforcement, immigrant naturalization, initiatives proposed by the City Council and other initiatives; and a proposed discretionary transfer to the 1998 fiscal year of $300 million of debt service due in the 1999 fiscal year for budget stabilization purposes. In addition, the Financial Plan reflects the discretionary transfer to the 1997 fiscal year of $1.3 billion of debt service due in the 1998 and 1999 fiscal years, and includes actions to eliminate a previously projected budget gap for the 1998 fiscal year. These gap closing actions include (i) additional agency actions totaling $621 million; (ii) the proposed sale of various assets; (iii) additional State aid of $294 million, including a proposal that the State accelerate a $142 million revenue sharing payment to the City from March 1999; and (iv) entitlement savings of $128 million which would result from certain of the reductions in Medicaid spending proposed in the Governor's 1997-1998 Executive Budget and the State making available to the City $77 million of additional Federal block grant aid, as proposed in the Governor's 1997-1998 Executive Budget. The Financial Plan also sets forth projections for the 1999 through 2001 fiscal years and projects gaps of $1.8 billion, $2.8 billion and $2.6 billion for the 1999 through 2001 fiscal years, respectively.

          The City's projected budget gaps for the 1999 and 2000 fiscal years do not reflect the savings expected to result from prior years' programs to close the gaps set forth in the Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 1998 budget are not taken into account in projecting the budget gaps for the 1999 and 2000 fiscal years.

          Although the City has maintained balanced budgets in each of its last sixteen fiscal years and is projected to achieve balanced operating results for the 1997 fiscal year, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

          On November 14, 1996, the City submitted to the Control Board the Financial Plan for the 1997 through 2000 fiscal years, which relates to the City, BOE and the City University of New York ("CUNY").

          The Financial Plan assumes approval by the State Legislature and the Governor of (i) a tax reduction program proposed by the city totaling $272 million, $435 million, $465 million and $481 million in the 1998 through 2001 fiscal years, respectively, which includes a proposed elimination of the 4% City sales tax on clothing items under $500 as of December 1, 1997, and (ii) a proposed State tax relief program, which would reduce the city property tax and personal income tax, and which the Financial Plan assumes will be offset by proposed increased State aid totaling $47 million, $254 million, $472 million and $722 million in the 1998 through 2001 fiscal years, respectively.

          The Financial Plan also assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and of the extension of the 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998; (ii) collection of the projected rent payments for the City's airports; and (iii) State approval of the cost containment initiatives and State aid proposed by the City for the 1998 fiscal year, and $115 million in State aid which is assumed in the Financial Plan but was not provided for in the Governor's 1997-1998 Executive budget. The Financial Plan reflects the increased costs which the City is prepared to incur as a result of welfare legislation recently enacted by Congress. In addition, the economic and financial condition of the city may be affected by various financial, social, economic and political factors which could have a material effect on the City.

          The City's financial plans have been the subject of extensive public comment. On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.

          The projections for the 1988 through 2001 fiscal years reflect the costs of the settlements with the United Federation of Teachers ("UFT") and a coalition of unions headed by District Council 37 of the American Federation of State, County and Municipal Employees, which together represent approximately two-thirds of the City's workforce, and assume that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements. The settlement provides for a wage freeze in the first two years, followed by a cumulative effective wage increase of 11% by the end of the five year period covered by the proposed agreements, ending in fiscal years 2000 and 2001. Additional benefit increases would raise the total cumulative effective increase to 13% above present costs. Costs associated with similar settlements for all City-funded employees would total $49 million, $459 million and $1.2 billion in the 1997, 1998 and 1999 fiscal years, respectively, and exceed $2 billion in each fiscal year after the 1999 fiscal year. There can be no assurance that the City will reach an agreement with the unions that have not reached a settlement with City on the terms contained in the Financial Plan.

          In the event of a collective bargaining impasse, the terms of wage settlements could be determined through statutory impasse procedures, which can impose a binding settlement except in the case of collective bargaining with the UFT, which may be subject to a non-binding arbitration.

          Estimates of the City's revenues and expenditures is based on numerous assumptions and are subject to various uncertainties. If expected federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State.

          On January 20, 1995, Moody's lowered its rating on the City's general obligations bonds to "Baa1" from "A." In July 1995, S&P revised its rating on the City's general obligation bonds downward to "BBB+." S&P stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector." Other factors identified by S&P in lowering its ratings on City general obligation bonds, included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the City's financial plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. In July 1997, Moody's changed its outlook on city bonds to positive from stable.

          Both the State and City face potential economic problems which could seriously affect the ability of both the State and City to meet their financial obligations. The economic problems of New York City adversely affect the State in numerous ways. In addition, for decades the State economy has grown more slowly than that of the nation as a whole, resulting in a decline in the position of New York as one of the country's wealthier states. The causes of this decline are varied and complex and some causes reflect international and national trends beyond the State's and City's control.

SPECIAL CONSIDERATIONS AFFECTING PUERTO RICO

          The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the Commonwealth or Puerto Rico) and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico and its agencies and instrumentalities. Such information, however, has not been independently verified by the Trust.

          The economy of Puerto Rico is closely integrated with that of the United States. In fiscal 1995, trade with the United States accounted for approximately 89% of Puerto Rico's exports and approximately 65% of its imports. In this regard, Puerto Rico experienced a $4.6 billion positive adjusted merchandise trade balance in fiscal 1995. Since 1983, Puerto Rico has experienced a wide ranging economic expansion with growth in almost every sector of its economy and record levels of employment.

          Since fiscal 1985, personal income, both aggregate and per capita, have increased consistently each fiscal year. In fiscal 1995, aggregate personal income was $27.0 billion and personal income per capita was $7,296. Gross domestic product in fiscal year 1991, 1992, 1993, 1994, and 1995 was $22.8 billion, $23.7 billion, $25.2 billion, $26.6 billion, and $28.3 billion, respectively. For fiscal 1996, Puerto Rico experienced an increase in gross domestic product of 3.1% over fiscal 1995. An increase of 2.7% over fiscal 1996 is forecasted. Actual growth in the Puerto Rico economy depends on several factors, including the state of the U.S. economy, the exchange rate for the U.S. dollar, increases in exports and visitors to the Commonwealth, the price stability of oil imports, the level of federal transfers, and the cost of borrowing. Due to uncertainties with respect to these factors, there is no assurance that the economy of Puerto Rico will continue to grow.

          Puerto Rico's economy continued to expand throughout the period from fiscal 1990 through fiscal 1996. While trends in the Puerto Rico economy generally follow those of the

United States, Puerto Rico did not experience a recession in 1991 as the United States did. This was primarily because of low oil prices, low interest rates, and Puerto Rico's strong manufacturing base, which has a large component of non-cyclical industries. Other factors contributing to Puerto Rico's decade-long expansion include commonwealth-sponsored economic development programs, the relatively stable prices of oil imports, low exchange rates for the U.S. dollar, the level of federal transfers, and the relatively low cost of borrowing funds during the period. These factors will continue to affect Puerto Rico's economic growth rate.

          Puerto Rico has made marked improvements in fighting unemployment. Although unemployment is at relatively low historical levels for the Commonwealth, it remains above the U.S. average. The unemployment rate declined from 16.0% to 13.8% from fiscal 1994 to fiscal 1995. As of October 1995, the unemployment rate stood at 15.0%. At the end of fiscal 1996, the rate stood at 13.8%. Despite this relative downturn, there is a possibility that the unemployment rate will increase if there are changes in factors that directly impact the economy of Puerto Rico.

          Puerto Rico has a diversified economy with the manufacturing and service sectors comprising the principal sectors. Manufacturing is the largest sector in terms of gross domestic product. In fiscal 1996, manufacturing generated $18.9 billion (or 41.4%) of gross domestic product. In the last two decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. Manufacturing has experienced a basic change over the years as a result of the influx of higher wage, high technology industries such as pharmaceuticals, electronics, computers, microprocessors, scientific instruments, and high technology machinery. The service sector, which includes wholesale and retail trade, finance and real estate, ranks second in its contribution to gross domestic product and is the economic sector that employs the greatest number of people. In fiscal 1996, the service sector generated $17.1 billion in gross domestic product (or 37.6%) and employed over 527,000 people. Growth in construction and tourism also contributed to increased economic activity in fiscal 1995. The government sector of the Commonwealth also plays an important role in the economy of the island. In fiscal 1995, the government accounted for $4.5 billion of Puerto Rico's gross domestic product and provided 21.7% of total employment. Tourism also contributed significantly to the island economy and total visitor expenditures amounted to $1.9 million in fiscal 1996.

          One of the factors that has assisted the development of the manufacturing sector has been the federal and Commonwealth tax incentives, most notably section 936 of the

Code and the Commonwealth's Industrial Incentives Program. In 1996, legislation was enacted that will phase out Section 936 tax credits over a nine-year period, ending January 1, 2006. The effect on Puerto Rico's economy of the phased elimination of Section 936 tax credit will not be certain for a number of years. The impact on future investment and employment is more uncertain.

          Section 936 previously granted U.S. corporations that met certain criteria and elected its application a credit (the Section 936 credit) against their U.S. corporate income tax on the portion of the tax attributable to (i) income derived from the active conduct of a trade or business in Puerto Rico (active business income) or from the sale or exchange of substantially all of the assets used in the active conduct of such trade or business, and (ii) qualified possession source investment income.

          For taxable years commencing after 1993, two alternative limitations were imposed on the Section 936 credit against active business income and sale of assets income. The first option limits the credit against such income to 40% of the credit allowable previous to the amendments of 1993, with a five-year phase-in period starting at 60% of the current allowable credit (the Percentage Limitation). The second option limits the allowable credit to the sum of (i) 60% of qualified compensation paid to employees (as defined in the Code), (ii) a specified percentage of depreciation deductions,and (iii) a portion of the Puerto Rico income taxes paid by the Section 936 corporation, up to a 9% effective tax rate (the Economic Activity Limitation).

          The Industrial Incentives Program, through the 1987 Industrial Incentives Act, grants corporations engaged in certain qualified activities a fixed 90% exemption from Commonwealth income and property taxes and a 60% exemption from municipal license taxes.

          The Constitution of Puerto Rico provides a limitation on the amount of general obligation debt that can be issued. The Commonwealth's policy has been and continues to be to maintain the level of such debt within a prudent range below the constitutional limitation. Historically, the Commonwealth has maintained a fiscal policy which provides for a prudent relationship between the growth of public sector debt and the growth of the economic base required to service that debt. The Commonwealth also has sought opportunities to realize debt service savings by refunding outstanding debt with obligations bearing lower interest rates. In certain years, this policy has had the effect of causing the rate of growth of public sector debt to be higher than the rate of growth of gross domestic product. Over the fiscal years 1991 to 1995, public sector debt increased 24.7% while gross product rose 24.4%. Short-term debt outstanding relative to total debt was 7.5% as of November 30, 1995.

          On February 26, 1997, legislation was introduced in the U.S. House of Representatives proposing a mechanism to settle permanently the political relationship between Puerto Rico and the United States, either through full self government (e.g., statehood or independence, including, as an alternative, free association via a bilateral treaty) or continued commonwealth. Under the legislation, failure to settle on full self government after completion of the referendum process provided therein would result in retention of commonwealth status. Any change in the current status of Puerto Rico could have an adverse impact on such matters as the basic characteristics of future Puerto Rico debt obligations, the markets for these obligations, and the types, levels and quality of revenue sources pledged for the payment of existing and future debt obligations.

                        THE EQUITY INDEX FUND GUARANTEE

          NYLIFE Inc. ("NYLIFE") and the Equity Index Fund have entered into a Guaranty Agreement (the "Guarantee") for the benefit of shareholders. The Guarantee has been issued for the benefit of all shareholders and has been issued at no cost to the Equity Index Fund or its shareholders. The Guarantee Date (as defined in the Prospectus) with respect to a particular Equity Index Fund share will be 10 years after the purchase date of such share. If, on a particular Guarantee Date, payments must be made under the terms of the Guarantee, the terms of the Guarantee will obligate NYLIFE unconditionally and irrevocably to pay to the Equity Index Fund's transfer and dividend disbursing agent for the benefit of shareholders with that Guarantee Date an amount equal to the difference between the Guaranteed Amount and net asset value per each Guaranteed Share (as defined in the Prospectus) outstanding. The Equity Index Fund's transfer and dividend disbursing agent will forward the difference between the Guaranteed Amount and the net asset value directly to each individual shareholder.

          A Guaranteed Share is a unit that will at all times be equal to the net asset value of one share initially purchased by the investor plus the net asset value of all dividends and distributions attributable to such share (which includes cumulative dividends and distributions paid with respect to any additional shares of the Fund received as dividends and distributions) paid during the period from the date of purchase to the Guarantee Date. A Guaranteed Share (the unit to which the Guaranteed Amount will apply) is not the same as a share of the Fund. Shareholders who redeem shares, or who elect to receive dividends and distributions in cash, will own fewer units to which the Guaranteed Amount applies (i.e., they will own fewer Guaranteed Shares) and
                           ----
therefore will lose a portion of the benefit of the Guarantee with respect to any such redemption or dividends or distributions received in cash.

          NYLIFE will pay any amounts owing under the Guarantee to the Fund's transfer and dividend disbursing agent on the third business day following a Guarantee Date. A pro rata portion of any amounts so paid will then be forwarded to each shareholder holding, as of the close of business on such date, Guaranteed Shares with that Guarantee Date. If the Guarantee Date should fall on a weekend or on a holiday, the Guarantee Date shall be the first business day following the Guarantee Date. The

Guarantee is intended to assure each owner of Guaranteed Shares on a Guarantee Date that he or she will be able to recover, as of the Guarantee Date, at a minimum, the Guaranteed Amount (with no adjustment for inflation or the time value of money). The Guarantee will benefit any holder of such Guaranteed Shares on the relevant Guarantee Date, who need not be the original purchaser, and who, for example, may own such shares by gift or inheritance.

          Although the Equity Index Fund does not intend to pay dividends and distributions in cash to shareholders (unless a shareholder elects to receive payments in cash), such dividends and distributions which are reinvested will be taxable to shareholders. See "Tax Status." The Guaranteed Amount does not reflect any adjustment for the payment of taxes by a shareholder on dividends and distributions received from the Equity Index Fund.

          The obligations, if any, of NYLIFE under the Guarantee shall be discharged when all required payments are made in full to the transfer and dividend disbursing agent for the benefit of the shareholders or if the Equity Index Fund's net asset value on a Guarantee Date is such that no amounts are payable to shareholders under the terms of the Guarantee. Payment obligations under the Guarantee will be solely the obligations of NYLIFE. Neither the Equity Index Fund, New York Life Insurance Company, Monitor, NYLIFE Distributors, any of their affiliates nor any other party is undertaking any obligation to the Equity Index Fund or its shareholders with respect to the Guarantee.

          Although the Guarantee has been arranged for by the Equity Index Fund and is created under contract between the Equity Index Fund and NYLIFE, the Equity Index Fund has no interest in, and specifically disclaims any interest in, the proceeds payable under the Guarantee, which are payable solely to the shareholders with a particular Guarantee Date. The designation of such shareholders as the sole beneficiaries of the Guarantee may not be changed by either the Equity Index Fund or such shareholders. The Guarantee is neither transferable nor assignable by the Equity Index Fund or the shareholders it benefits, nor may the Equity Index Fund or its shareholders cancel or waive rights under the Guarantee. The Guarantee cannot be surrendered by either the Fund or its shareholders for cash, except in the event that payment is made pursuant to its terms. Neither the Equity Index Fund nor its shareholders may use the Guarantee as a pledge for a loan, nor may the Equity Index Fund or its shareholders obtain any loan from NYLIFE with respect to amounts that may be payable pursuant to the Guarantee.

          The foregoing is only a summary, and not a complete statement of the principal terms of the Guarantee. Reference is made to the Guarantee, a specimen copy of which has been filed as an exhibit to the Registration Statement. This summary is subject thereto and qualified in its entirety by such reference.

                 ADDITIONAL FUNDAMENTAL INVESTMENT RESTRICTIONS

          In addition to the fundamental investment restrictions contained in the Prospectus, the Trustees of the Trust also have adopted the following fundamental investment restrictions, which may not be changed with respect to any Fund without the approval of the majority of the outstanding voting securities of that Fund, as defined under the 1940 Act.

          The Trust may not, on behalf of any Fund:

          1. Act as an underwriter of securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of portfolio securities.

          2. Issue senior securities, except to the extent permitted under the Investment Company Act of 1940.

          The following fundamental investment restriction is applicable to the Tax Free Bond Fund only. The Tax Free Bond Fund must:

          1. Invest at least 80% of the Fund's net assets in securities the interest on which is exempt from regular federal income tax, except that the Fund may temporarily invest more than 20% of its net assets in securities the interest income on which may be subject to regular federal income tax.

               ADDITIONAL NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

          In addition to the Trust's fundamental investment restrictions, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Funds, except the California Tax Free Fund, New York Tax Free Fund, International Bond Fund, International Equity Fund, Equity Index Fund and Strategic Income Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

        In accordance with such policies and restrictions, a Fund may not:

          (a) purchase from or sell portfolio securities of a Fund to any of the officers or Trustees of the Trust, its investment advisers, its principal underwriter or the officers, or directors of its Sub-Advisers or principal underwriter;

          (b) invest more than 10% of the net assets of a Fund (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of
     1933), [repurchase agreements maturing in more than seven days, certain options traded over the counter that a Fund has written, securities for which market quotations are not available, or other securities which legally or in the opinion of the Sub-Adviser is deemed illiquid];

          (c) invest assets in securities of other open-end investment companies, but a Fund may invest in shares of the Money Market Fund if double advisory fees are not assessed, may invest up to 5% total of its assets in closed-end investment companies (which would cause a Fund to pay duplicate fees), and may purchase or acquire up to 10% of the outstanding voting stock of a closed-end investment company (foreign banks or their agencies or subsidiaries are not considered investment companies for the purposes of this limitation);

          (d) invest in other companies for the purpose of exercising control or management;

          (e) purchase securities on margin except in connection with arbitrage transactions or make short sales, unless by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange contracts;

          (f) purchase or sell any put or call options or any combination thereof, except that the Trust may purchase and sell or write (i) options on any futures contracts into which it may enter, (ii) put and call options on currencies, securities indexes and covered put and call options on securities, and (iii) may also engage in closing purchase transactions with respect to any put and call option position it has entered into; and except that the Government Fund may not write any covered put options on U.S. government securities if, as a result, more than 50% of its total assets (taken at current value) would be subject to put options written by such Fund; or

          (g) purchase, with respect to the Government Fund, any call option, long futures contract or long option on a futures contract if, at the date of purchase, realized net losses from such transactions during the fiscal year to date exceed 5% of such Fund's average net assets during such period.

     The following are non-fundamental restrictions of the California Tax Free Fund, Equity Index Fund and New York Tax Free Fund:

          (a) A Fund may not purchase the securities of other investment companies except to the extent permitted by the 1940 Act or in connection with a merger, consolidation or reorganization.

          (b)  The Funds may not invest more than 10% of the net   assets of a
     Fund (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933).

          (c) A Fund may not invest in other companies for the purpose of exercising control or management.

          (d) A Fund may not purchase securities on margin, except in connection with arbitrage transactions, or make short sales, unless it owns the securities sold short or it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. (This restriction has no application to transactions in futures, options and foreign currency exchange contracts).

     The following investment restrictions are non-fundamental, operating policies of the International Bond Fund, International Equity Fund and Strategic Income Fund, and may be amended by the Board of Trustees without shareholder approval:

          (a) As an operating policy, a Fund may not sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

          (b) As an operating policy, a Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin. This restriction is not applicable to the Strategic Income Fund.

          (c) As an operating policy, a Fund may not invest in securities which are not readily marketable, or the disposition of which is restricted under federal securities laws (collectively, "illiquid securities"), other than Rule 144A securities determined to be liquid pursuant to guidelines adopted by the Trust's Board of Trustees if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities. A Fund may not invest more than 15% of its net assets in repurchase agreements providing for settlement in more than seven days, or in other instruments which for regulatory purposes or in the Sub-Adviser's opinion may be deemed to be illiquid, such as a certain portion of options traded in the over-the-counter market, and securities being used to cover options a Fund has written.

          (d) As an operating policy, a Fund may not acquire or retain the securities of any other investment company if, as a result, more than 3% of such investment company's outstanding shares would be held by the Fund, more than 5% of the value of the Fund's total assets would be invested in shares of such investment company or more than 10% of the value of the Fund's total assets would be invested in shares of investment companies in the aggregate, except in connection with a merger, consolidation, acquisition, or reorganization.

     "Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's net asset value.

     In addition, though not a fundamental policy, the California Tax Free and New York Tax Free Funds will not sell securities short, except that each Fund reserves the right to sell securities short "against the box."

     In addition, though not a fundamental policy, the Equity Index Fund may not engage in arbitrage transactions, nor may it purchase warrants (excluding those acquired by the Equity Index Fund in units or attached to securities), nor will the Equity Index Fund sell securities short or buy on margin, except that the Fund reserves the right to sell securities short "against the box."

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                             TRUSTEES AND OFFICERS

     Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

                                                 PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE    POSITION(S) WITH TRUST  DURING PAST 5 YEARS
-----------------------  ----------------------  -------------------------------------------
Donald K. Ross*          Trustee                 Retired Chairman and Chief Executive
953 Cherokee Lane                                Officer, New York Life Insurance Company;
Franklin Lakes, NJ 07417                         Director, New York Life Insurance Company,
Age:  72                                         1978 to 1996; President, New York
                                                 Life Insurance Company, 1986 to 1990; Chairman
                                                 of the Board, New York Life Insurance Company,
                                                 1981 to 1990; Chief Executive Officer, New York
                                                 Life Insurance Company, 1981 to 1990; Director,
                                                 MacKay-Shields Financial Corporation, 1984 to
                                                 present; and Trustee, Consolidated Edison Company
                                                 of New York, Inc., 1976 to present.


                                                 PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE    POSITION(S) WITH TRUST  DURING PAST 5 YEARS
-----------------------  ----------------------  -------------------------------------------
Stephen C. Roussin*      President, Chief        Director and Chairperson, Mainstay
51 Madison Avenue        Executive Officer and   Institutional Funds, Inc., 1997 to
New York, NY  10010      Trustee                 present; Senior Vice President, New
Age: 34                                          York Life Insurance Company, 1997
                                                 to present; Senior Vice President,
                                                 Smith Barney, 1994 to 1997; and
                                                 Division Sales Manager, Prudential
                                                 Securities, 1989 to 1994.

Walter W. Ubl*           Trustee                 Senior Vice President, New York Life
85 East End Avenue                               Insurance Company, 1995 to 1997;
Apt. 2N                                          Vice President, 1984 to 1995; Vice
New York, NY  10028                              President in charge of Mutual Funds
Age:  56                                         Department, 1989 to present; Director
                                                 and Vice President, NYLIFE
                                                 Distributors Inc., 1993 to present; and
                                                 Director and Senior Vice President
                                                 NYLIFE Securities Inc., 1996 to present.

Harry G. Hohn*           Trustee                 Retired Chairman and Chief Executive
51 Madison Avenue                                Officer, New York Life Insurance
New York, NY  10010                              Company; Chairman of the Board and
Age: 65                                          Chief Executive Officer, New York Life
                                                 Insurance Company, 1990 to 1997; Vice
                                                 Chairman of the Board, New York Life
                                                 Insurance Company, 1986 to 1990;
                                                 Director, New York Life Insurance
                                                 Company, 1985 to 1986; Director,
                                                 Million Dollar Roundtable Foundation,
                                                 1996 to present; Director, Insurance
                                                 Marketplace Standards Association, 1996
                                                 to present; Director, Witco Corporation,
                                                 1989 to present; Member, International
                                                 Advisory Board of Credit Commercial de
                                                 France, 1995 to present; and a Life
                                                 Fellow of the American Bar Foundation.


                                                 PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE    POSITION(S) WITH TRUST  DURING PAST 5 YEARS
-----------------------  ----------------------  -------------------------------------------
Donald K. Ross*          Trustee                 Retired Chairman and Chief Executive
953 Cherokee Lane                                Officer, New York Life Insurance Company;
Franklin Lakes, NJ  07417                        Director, New York Life Insurance Company,
Age:  71                                         1978 to 1996; President, New York
                                                 Life Insurance Company, 1986 to 1990; Chairman
                                                 of the Board, New York Life Insurance Company,
                                                 1981 to 1990; Chief Executive Officer, New York
                                                 Life Insurance Company, 1981 to 1990; Director,
                                                 MacKay-Shields Financial Corporation, 1984 to
                                                 present; and Trustee, Consolidated Edison Company
                                                 of New York, Inc., 1976 to present.

Edward J. Hogan            Trustee               Independent management consultant,
Box 2321                                         1991 to 1995; President, Westinghouse -
Sun Valley, ID  83353                            Airship Industries, Inc. and Managing
Age:  65                                         Director, Airship Industries U.K., Ltd.,
                                                 1987 to 1990.

Nancy Maginnes             Trustee               Member, Council of Rockefeller
  Kissinger                                      University, New York, NY, 1991 to
Hendersons Road                                  present; Trustee, Council of Rockefeller
Kent, CT  06757                                  University, 1995 to present; Trustee,
Age:  63                                         Animal Medical Center, 1993 to present;
                                                 and Trustee, The Masters School, 1994
                                                 to present.

Terry L. Lierman           Trustee               President, Capitol Associates, Inc., 1984
426 C Street, N.E.                               to present; President, Employee Health
Washington, D.C.  20002                          Programs, 1990 to present; Vice
Age:  49                                         Chairman, TheraCom Inc., 1994 to
                                                 present; Member, UNICEF National
                                                 Board, 1993 to present; Director,
                                                 Harvard University, Pollin Institute, 1995
                                                 to present; Director, PeacePac, 1994 to
                                                 present; and Commissioner, State of
                                                 Maryland, Higher Education
                                                 Commission, 1995 to present.


                                                 PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE    POSITION(S) WITH TRUST  DURING PAST 5 YEARS
-----------------------  ----------------------  -------------------------------------------

John B. McGuckian        Trustee                 Chairman of the Board, Ulster Television
Ardverna                                         plc, 1990 to present; Director, Ulster
Cloughmills                                      Television plc, 1970 to present; Chairman
Northern Ireland                                 of the Board, Tedcastle Holding Ltd.
BT4 49NL                                         (energy), 1995 to present; Director,
Age: 58                                          Cooneen Textiles Ltd. (clothing
                                                 manufacturer), 1967 to present; Director
                                                 Allied Irish Banks plc, 1977 to
                                                 present; Director, First Trust Bank, 1991
                                                 to present; Director, Unidare plc
                                                 (engineering), 1986 to present; Director,
                                                 Irish Continental Group plc (ferry
                                                 operations), 1988 to present; Director,
                                                 Harbour Group Ltd. (management company),
                                                 1980 to present; Chairman, Industrial
                                                 Development Board, 1990 to present; and
                                                 Chairman of Senate and Senior Pro-Chancellor,
                                                 Queen's University, 1986 to present.

Donald E. Nickelson      Trustee                 Vice Chairman, Harbour Group
1701 Highway A-1-A                               Industries, Inc., 1991 to present;
Suite 101                                        Director, PaineWebber Group, 1980 to
Vero Beach, FL  32963                            1993; President, PaineWebber Group,
Age:  65                                         1988 to 1990; Chairman of the Board,
                                                 PaineWebber Properties, 1985 to 1989;
                                                 Director, Harbour Group, 1986 to
                                                 present; Director, CPA 10 Real Estate
                                                 Inv. Trust, 1990 to present; Director,
                                                 CIP 11 Real Estate Inv. Trust, 1991 to
                                                 present; Chairman of the Board and
                                                 Director, Rapid Rock Industries, Inc.,
                                                 1986 to present; Director and Chairman
                                                 of the Board, Del Industries, 1990 to
                                                 present; Trustee, Jones Foundation (Los
                                                 Angeles), 1978 to present; Director,
                                                 Allied Healthcare Products, Inc., 1992 to
                                                 present; Director, Sugen, Inc., 1992 to
                                                 present; Director and Chairman of the
                                                 Board, Greenfield Industries, Inc., 1993
                                                 to present; Director, DT Industries, 1992
                                                 to present; Chairman of the Board,
                                                 Omniquip International, Inc., 1996 to
                                                 present; and Advisory Panel, Sedgwick
                                                 James of NY, 1996 to present.

                                                 PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE    POSITION(S) WITH TRUST  DURING PAST 5 YEARS
-----------------------  ----------------------  -------------------------------------------
Richard S. Trutanic      Trustee                 Managing Director, The Somerset Group
1155 Connecticut Ave.                            (financial advisory firm), 1990 to present;
 N.W., Suite 400                                 Senior Vice President, Washington
Washington, DC 20036                             National Investment Corporation
Age:  45                                         (financial advisory firm), 1985 to 1990;
                                                 Director, Allin Communications
                                                 Corporation, 1996 to present; and
                                                 Director and Member of Executive
                                                 Committee, Southern Net, Inc., 1986 to
                                                 1990.

------------------------------------------------------------------------------
OFFICERS (OTHER THAN TRUSTEES)
------------------------------------------------------------------------------

Jefferson C. Boyce       Senior Vice President   Chairman, Monitor Capital Advisors,
51 Madison Avenue                                Inc., 1997 to present;
New York, NY  10010                              Senior Vice President, MainStay
Age:  40                                         Institutional Funds Inc., 1995 to present;
                                                 Senior Vice President, New York Life
                                                 Insurance Company, 1994 to present;
                                                 Director, NYLIFE Distributors Inc.,
                                                 1993 to present; and Chief
                                                 Administrative Officer, Pension, Mutual
                                                 Funds, Structured Finance, Corporate
                                                 Quality, Human Resources and
                                                 Employees' Health Departments, New
                                                 York Life Insurance Company, 1992 to
                                                 1994.

Anthony W. Polis         Vice President and      Vice President, New York Life Insurance
51 Madison Avenue        Chief Financial         Company, 1988 to present; Director,
New York, NY  10010      Officer                 Vice President and Chief Financial
Age:  54                                         Officer, NYLIFE Securities Inc., 1988 to
                                                 present; Vice President and Chief
                                                 Financial Officer, NYLIFE Distributors
                                                 Inc., 1993 to present; Treasurer,
                                                 MainStay Institutional Funds Inc., 1990
                                                 to present; Treasurer, MainStay VP
                                                 Series Fund, Inc., 1993 to present;
                                                 Assistant Treasurer, MainStay VP Series
                                                 Fund, Inc., 1992 to 1993; Vice President
                                                 and Treasurer, Eclipse Financial Asset
                                                 Trust, 1992 to present; Vice President
                                                 and Chief Financial Officer, Eagle
                                                 Strategies Corp. (registered investment
                                                 adviser), 1993 to present.

                                                 PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE    POSITION(S) WITH TRUST  DURING PAST 5 YEARS
-----------------------  ----------------------  -------------------------------------------
Richard Zuccaro          Tax Vice President      Vice President, New York Life Insurance
51 Madison Avenue                                Company, 1995 to present; Vice
New York, NY  10010                              President -- Tax, New York Life
Age:  48                                         Insurance Company, 1986 to 1995; Tax
                                                 Vice President, NYLIFE Securities Inc.,
                                                 1987 to present; Tax Vice President,
                                                 NAFCO, Inc., 1990 to present; Tax Vice
                                                 President, NYLIFE Depositary Inc., 1990
                                                 to present; Tax Vice President, NYLIFE
                                                 Inc., 1990 to present; Tax Vice President,
                                                 NYLIFE Insurance Company of
                                                 Arizona, 1990 to present; Tax Vice
                                                 President, NYLIFE Realty Inc., 1991 to
                                                 present; Tax Vice President, NYLICO
                                                 Inc., 1991 to present; Tax Vice President,
                                                 New York Life Fund Inc., 1991 to
                                                 present; Tax Vice President, New York
                                                 Life International Investment, Inc., 1991
                                                 to present; Tax Vice President, NYLIFE
                                                 Equity Inc., 1991 to present; Tax Vice
                                                 President, NYLIFE Funding Inc., 1991
                                                 to present; Tax Vice President, NYLCO
                                                 Inc., 1991 to present; Tax Vice President,
                                                 MainStay VP Series Fund, Inc., 1991 to
                                                 present; Tax Vice President, CNP Realty,
                                                 1991 to present; Tax Vice President,
                                                 New York Life Worldwide Holding Inc.,
                                                 1992 to present; Tax Vice President,
                                                 NYLIFE Structured Asset Management
                                                 Co. Ltd., 1992 to present; Tax Vice
                                                 President, MainStay Institutional Funds
                                                 Inc., 1992 to present; Tax Vice President,
                                                 NYLIFE Distributors Inc., 1993 to
                                                 present; Vice President & Assistant
                                                 Controller, New York Life Insurance
                                                 and Annuity Corp., 1995 to present, and
                                                 Assistant Controller, 1991 to present;
                                                 Vice President, NYLCARE Health
                                                 Plans, Inc., 1995 to present; Vice
                                                 President - Tax, New York Life and
                                                 Health Insurance Co., 1996 to present;
                                                 and Tax Vice President, NYL Trust
                                                 Company, 1996 to present.

                                                 PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE    POSITION(S) WITH TRUST  DURING PAST 5 YEARS
-----------------------  ----------------------  -------------------------------------------
A. Thomas Smith III      Secretary               Vice President and Associate General
51 Madison Avenue                                Counsel, New York Life Insurance
New York, NY  10010                              Company, 1997 to present; Associate
Age:  41                                         General Counsel, New York Life
                                                 Insurance Company, 1996 to 1997;
                                                 Assistant General Counsel, New York
                                                 Life Insurance Company, 1994 to 1996;
                                                 Secretary, Eclipse Financial Asset Trust,
                                                 1994 to present; Secretary, MainStay
                                                 Institutional Funds Inc., MainStay VP
                                                 Series Fund, Inc., New York Life Fund Inc.,
                                                 Assistant Secretary, Eagle Strategies Corp.
                                                 (registered investment adviser) 1997 to
                                                 present; 1994 to 1997; Secretary, Eagle
                                                 Strategies Corp. (registered investment
                                                 adviser), 1996 to present; and Assistant
                                                 General Counsel, Dreyfus Corporation,
                                                 1991 to 1993.


* Messrs. Roussin, Ubl, Ross and Hohn are deemed to be "interested persons" of the Trust under the 1940 Act.


    As indicated in the above table, certain Trustees and officers also hold positions with MacKay-Shields, Monitor, New York Life Insurance Company, NYLIFE Securities Inc. and/or NYLIFE Distributors Inc.

    The Independent Trustees of the Trust receive from the Trust an annual retainer of $40,000 and a fee of $1,000 for each Board of Trustees meeting and for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. Trustees who are affiliated with New York Life Insurance Company do not receive compensation from the Trust.

    For the fiscal year ended December 31, 1996, the Trustees received the following compensation from the Trust and from certain other investment companies (as indicated) that have the same investment advisers as the Trust or an investment adviser that is an affiliated person of one of the Trust's investment advisers:

                                           Total Compensation
                          Aggregate        From Registrant
Name of                  Compensation      and Fund Complex
Trustee                 from the Trust     Paid to Trustees
-------                 ----------------   ------------------
Edward J. Hogan*            $0               $0
Nancy M. Kissinger          $46,000          $46,000
Terry L. Lierman            $45,000          $45,000
Donald E. Nickelson         $45,000          $45,000
Richard S. Trutanic         $44,000          $44,000
Ralph A. Pfeiffer**         $33,000          $33,000
John B. McGuckian***        $0               $0

* Mr. Hogan was elected to his position as Trustee of the Trust on October 28, 1996, effective January 27, 1997.
**   Mr. Pfeiffer passed away on September 13, 1996.
*** Mr. McGuckian was elected to his position as Trustee of the Trust on July 28, 1997.

     As of December 8, 1997, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of beneficial interest of each of the Funds.

               THE MANAGER, THE SUB-ADVISERS AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

     Pursuant to the Management Agreement for the Funds, MainStay Management, Inc. (the "Manager"), subject to the supervision of the Trustees of the Trust and in conformity with the stated policies of the Funds, administers the Funds' business affairs and has investment advisory responsibilities.

     The Trustees, including the Independent Trustees, approved the Management Agreement at an in-person meeting held July 28, 1997. On October 24, 1997, the shareholders of each of the Funds approved the Management Agreement. The Management Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and in a rule under the 1940 Act) and, in either case, by a majority of the Trustees who are not "interested persons" of the Trust or the Manager (as the term is defined in the 1940 Act).

     The Manager has authorized any of its directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed.

     The Management Agreement provides that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

     In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectus under the heading "Manager, Sub-Advisers and Distributor," the Manager bears the following expenses:

     (a) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or the Sub-Adviser;

     (b) the fees to be paid to the Sub-Advisers pursuant to the Sub-Advisory Agreements; and

     (c) all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the Trust.

SUB-ADVISORY AGREEMENTS

     Pursuant to Sub-Advisory Agreements between the Manager and MacKay-Shields and between the Manager and Monitor on behalf of each Fund (each a "Sub-Adviser" and collectively the "Sub-Advisers"), MacKay-Shields and Monitor, subject to the supervision of the Trustees of the Trust and the Manager and in conformity with the stated policies of each of the Funds and the Trust, manage the Funds' portfolios, including the purchase, retention, disposition and loan of securities.

     The Trustees, including the Independent Trustees, approved the Sub-Advisory Agreements at an in-person meeting held July 28, 1997. On October 24, 1997, the shareholders of each of the Funds approved the Sub-Advisory Agreements with MacKay-Shields and Monitor. The Sub-Advisory Agreements will remain in effect for two years following their effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and in a rule under the 1940 Act) and, in either case, by a majority of the Trustees who are not

"interested persons" of the Trust, the Manager, MacKay-Shields or Monitor (as the term is defined in the 1940 Act).

     The Sub-Advisers have authorized any of their directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services they render, the Sub-Advisers bear the salaries and expenses of all of their personnel.

     The Sub-Advisory Agreements provide that MacKay-Shields and Monitor shall not be liable for any error of judgment by MacKay-Shields or Monitor or for any loss suffered by any of the Funds except in the case of MacKay-Shields' or Monitor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

     In previous years, prior to a change in management structure, the Funds paid an advisory fee directly to MacKay-Shields or Monitor. For the fiscal years ended December 31, 1996 and December 31, 1995, and the period September 1, 1994 through December 31, 1994, the amount of the advisory fee paid by each Fund to MacKay-Shields or Monitor was as follows:

                               Year Ended    Year Ended   September 1, 1994
                              December 31,  December 31,       through
                                  1996          1995      December 31, 1994*
                              ------------  ------------  ------------------
California Tax Free Fund....  $   45,307++  $   29,964++     $    8,612++
Capital Appreciation Fund...   3,429,258     2,155,386          543,137
Convertible Fund............   2,444,000     1,027,604          206,175
Equity Index Fund...........     163,785        81,072           20,578
Government Fund.............   2,643,801     3,056,716        1,062,816
High Yield Corporate Bond
    Fund....................   5,816,110     3,930,939        1,068,277
International Bond Fund+....      68,489++      52,534++         10,037++
International Equity Fund+..     342,100       166,703           27,355
Money Market Fund...........     397,071++     391,304++         93,386++
New York Tax Free Fund......      29,457++      31,482++          9,230++
Strategic Income Fund.......         N/A+++
Tax Free Bond Fund..........   1,579,820     1,610,982          525,805
Total Return Fund...........   3,087,111     2,396,247          674,170
Value Fund..................   2,682,642     1,932,406          518,495
-------------------------

*    The Funds changed their fiscal year end from August 31 to December 31.

7                                     B-109

+ The International Bond Fund and International Equity Fund commenced operations on September 13, 1994.
++   After expense reimbursement.
+++  The Strategic Income Fund commenced operations on February 28, 1997.


  In previous years, prior to a change in management structure, the Funds paid an administrative fee directly to NYLIFE Distributors Inc. as administrator. For the fiscal year ended December 31, 1996, the fiscal year ended December 31, 1995 and the fiscal period September 1, 1994 through December 31, 1994, the amount of the administration fee paid by each Fund was as follows:



                               Year Ended   Year Ended    September 1, 1994
                              December 31,  December 31,      through
                                 1996           1995      December 31, 1994*
                              ------------  ------------  ------------------
California Tax Free Fund....  $   45,307++  $   29,964++     $  8,612++
Capital Appreciation Fund...   3,429,258     2,155,386        543,137
Convertible Fund............   2,444,000     1,027,604        206,175
Equity Index Fund...........     365,118++     324,287         20,578
Government Fund.............   2,643,801     3,056,716      1,062,816
High Yield Corporate Bond
    Fund....................   5,816,110     3,930,939      1,068,277
International Bond Fund+....      41,100++      31,522++       10,037++
International Equity Fund+..     228,066       111,135         27,355
Money Market Fund...........     397,071++     391,304++       93,386++
New York Tax Free Fund......      29,457++      31,481++        9,230++
Strategic Income Fund.......         N/A+++
Tax Free Bond Fund..........   1,579,820     1,610,982        525,805
Total Return Fund...........   3,087,111     2,396,247        674,170
Value Fund..................   2,682,642     1,932,406        518,495
-----------------------

*    The Funds changed their fiscal year end from August 31 to December 31.
+ The International Bond Fund and International Equity Fund commenced operations on September 13, 1994.
++   After expense reimbursement.
+++  The Strategic Income Fund commenced operations on February 28, 1997.

     The Manager and the Sub-Adviser have voluntarily agreed to assume the expenses of the Money Market Fund described above to the extent that such expenses for a month would exceed on an annualized basis .70% of the average daily net assets of that Fund. For the fiscal year ended December 31, 1996, the fiscal year ended December 31, 1995, and the period September 1, 1994 through December 31, 1994, $3,420,347, $2,455,139, and $648,381 in expenses would have been incurred by the Money Market Fund, respectively, had such expenses not been limited pursuant to a similar arrangement under the previous management structure.

     The Sub-Adviser and the Manager have voluntarily agreed to reimburse expenses for the California Tax Free Fund and the New York Tax Free Fund to the extent that operating expenses exceed on an annualized basis 1.24% and 1.49% for the Class A and Class B shares, respectively, of the daily average net assets. For the period September 1, 1994 to December 31, 1994, pursuant to the expense limitation arrangement under the previous management structure, the expense reimbursements to the California Tax Free Fund and the New York Tax Free Fund were $10,836 and $10,334, respectively. For the fiscal year ended December 31, 1995, the expense reimbursements to the California Tax Free Fund and New York Tax Free Fund were $33,690 and $28,483, respectively. And, for the fiscal year ended December 31, 1996, the expense reimbursements to the California Tax Free Fund and the New York Tax Free Fund were $22,456 and $39,823, respectively.

     Effective January 1, 1996, in the event the total expenses of the Equity Index Fund for any fiscal year exceed 0.80% of the value of the Fund's average annual net assets, the Manager will reduce its fee payable by the Fund by the difference between the Fund's total expenses and 0.80%. Under the previous management structure this reduction amounted to $290,022 for the year ended December 31, 1996. This fee waiver is voluntary and may be terminated at any time.

     The Sub-Adviser and the Manager have jointly agreed to waive a portion of their fees payable by the International Bond Fund until such time as the Fund reaches $50 million in net assets. Pursuant to a similar arrangement under the previous management structure, the advisory fee paid by the International Bond Fund for the period September 13, 1994 to December 31, 1994 equalled an annual rate of 0.25% and for the fiscal years ended December 31, 1995 and 1996 equalled an annual rate of 0.25% and 0.25%, respectively. Under that arrangement, the administration fee paid by the International Bond Fund for the period September 13, 1994 to December 31, 1994 equalled an annual rate of 0.15% and for the fiscal years ended December 31, 1995 and 1996 equalled an annual rate of 0.15% and 0.15%, respectively.

DISTRIBUTION AGREEMENT

     NYLIFE Distributors acts as the Principal Underwriter and Distributor of the Funds' shares pursuant to the Distribution Agreement with the Trust dated January 1, 1994. NYLIFE Securities Inc., an affiliated company, sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor and other broker-dealers will pay commissions to salesmen as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Trust shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale.

     The Distribution Agreement for the Funds was approved by the Trustees, including a majority of the Trustees who are not "interested persons" (as the term is defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the distribution plan or in any related agreement (the "Independent Trustees") at a meeting held on October 25, 1993. The Distribution Agreement for the International Bond Fund and the International Equity Fund was approved by the Trustees, including a majority of the Independent Trustees at a meeting held on July 25, 1994. The Distribution Agreement for the Strategic Income Fund was approved by the Trustees, including a majority of the Independent Trustees at a meeting held on January 27, 1997. The Distribution Agreements were reapproved (initial approval, with respect to the Strategic Value Fund) by the Trustees, including a majority of the Independent Trustees, at a meeting held on April 28, 1997.

     As disclosed in the Prospectus, each of the Funds (except the Money Market Fund and the Equity Index Fund, which does not offer Class B shares) has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for each class of shares of each Fund (the "Class A Plans", the "Class B Plans" and, collectively, the "Plans"). Under the Class A Plans, Class A shares of each Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of each Fund's Class A shares for distribution or service activities, as designated by the Distributor. The Class A Plans for each of the Funds other than the California Tax Free Fund, New York Tax Free Fund, Equity Index Fund and Strategic Income Fund were approved by the sole initial shareholder of the Class A of shares of each Fund on December 31, 1994. The Class A Plans were approved by the shareholders of the California Tax Free Fund, New York Tax Free Fund and the Equity Index Fund at a Special Meeting of Shareholders held on December 28, 1994 and the Class A Plan was approved by the sole initial shareholder of the Strategic Income Fund on February 3, 1997. Regarding the California Tax Free Fund, the New York Tax Free Fund and the Equity Index Fund, the Trustees of the Trust, including a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such Plans, initially approved the Plan now designated as the Class A Plans on July 25, 1994. Regarding the Strategic Income Fund, the Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such Plan, initially approved the Class A Plan on January 27, 1997.

     As noted above, the Class B shares of each Fund (except the Money Market Fund and the Equity Index Fund, which does not offer Class B shares) also have adopted Rule 12b-1 distribution plans. Originally, Rule 12b-1 plans of distribution were adopted by each of the Funds (except the California Tax Free Fund, New York Tax Free Fund and Money Market Fund) for the then sole existing class of shares of the Funds. More specifically, Rule 12b-1 distribution plans were approved on February 3, 1997 by the sole initial shareholder of the Strategic Income Fund, on September 8, 1994 by the sole initial shareholder of each of the International Bond Fund and International Equity Fund, on April 25, 1988 by the shareholders of the Total Return Fund, on May 29, 1987 by the sole initial shareholder of the Tax Free Bond Fund and on April 27, 1987 by the shareholders of the Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund and Value Fund. The Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at meetings called for the purpose of voting on such Plans, initially approved the Plans of the Total Return Fund on October 26, 1987, initially approved the Plans of the Tax Free Bond Fund on April 27, 1987, and initially approved the Plans of the Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund and Value Fund on April 28, 1986. In addition, on October 31, 1988, the Trustees of the Trust, including a majority of the Independent Trustees, amended the Tax Free Bond Fund's Plan to permanently reduce the amount of the distribution fee to be imposed subsequent to that date. On October 26, 1992, the Trustees of the Trust, including a majority of the Independent Trustees, amended each of the plans of distribution to provide that a portion of total amount of the distribution fee as a service fee, to pay for a variety of account maintenance and personal services to shareholders after the sale. On October 25, 1993, the Trustees of the Trust, including a majority of the Independent Trustees, amended each of the plans of distribution to reflect that NYLIFE Distributors would serve as principal underwriter of the Funds' shares, effective January 1, 1994. Prior to the implementation of the multi-class distribution system the distribution plans in effect for the Funds were amended and redesignated and, now, are applicable only to the Class B shares of each Fund. On October 30, 1995, the Trustees of the Trust, including a majority of the Independent Trustees, amended the Class A Plans and the Class B Plans to clarify that the Plans contemplate payment for expenses that may generally be characterized as administrative.

     Regarding the California Tax Free Fund and New York Tax Free Fund, the Class B Plans were approved by the sole initial shareholder of the Class B shares of each Fund on December 31, 1994. The Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at meetings called for the purpose of voting on such Plans, initially approved such Plans now designated as the Class B Plans on October 24, 1994.

     Regarding the International Bond Fund and International Equity Fund, the Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at meetings called for the purpose of voting on such Plans, initially approved the distribution plans now designated as the Class B Plans on July 25, 1994, and the Class A Plans on October 24, 1994. Regarding the Strategic Income Fund, the Class B Plan for the Fund was approved on February 3, 1997 by the sole initial shareholder of the Fund. The Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such Plan, initially approved the Class B Plan of the Fund on January 27, 1997.

     On October 24, 1997, Class B shareholders for each of the Funds, other than the Equity Index Fund, Money Market Fund and

Strategic Income Fund, approved a revision to the Class B Plans of each Fund to revise the method of calculation of the distribution fee. The Trustees, including a majority of the Independent Trustees, approved the revision at an in-person meeting held July 28, 1997.

     Under the amended Class B plans, each Fund's Class B shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% (0.25% in the case of the California Tax Free Fund, New York Tax Free Fund and the Tax Free Bond Fund) of the average daily net assets attributable to the Fund's Class B shares. Pursuant to the Class B Plan, the Class B shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Funds' Class B shares.

     Once approved by a vote of a majority of the outstanding voting securities of a class of shares of a Fund, each Plan shall continue in effect thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. No Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of each Plan must also be approved by the Trustees in the manner described above. Each Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the Plan. So long as any Plan is in effect, the selection and nomination of Trustees who are not such interested persons has been committed to those Trustees who are not such interested persons. The Trustees have determined that, in their judgment, there is a reasonable likelihood that each Plan will benefit the respective Fund and its shareholders. Pursuant to both the Class A and Class B Plans, the Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended under each Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of each Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     Pursuant to a rule of the National Association of Securities Dealers, Inc., the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the

Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).

     For the fiscal year ended December 31, 1996, the Funds paid distribution and service fees pursuant to the Class A and Class B Plans as follows:

                                      Amount of Fee     Amount of Fee
                                       Pursuant to       Pursuant to
                                      Class A Plan      Class B Plan
                                      -------------     -------------
California Tax Free Fund+........        $ 46,788       $    19,206
Capital Appreciation Fund+.......         212,203         8,346,723
Convertible Fund+................         109,177         5,623,832
Equity Index Fund................         409,463             N/A
Government Fund+.................          38,937         7,206,791
High Yield Corporate Bond Fund+..         190,154        16,701,333
International Bond Fund+.........          29,310           141,984
International Equity Fund+.......          39,917           395,760
Money Market Fund................           N/A               N/A
New York Tax Free Fund+..........          42,333            14,072
Strategic Income Fund*...........           N/A               N/A
Tax Free Bond Fund+..............          33,245         2,367,663
Total Return Fund+...............         122,644         7,048,842
Value Fund+......................         114,102         6,604,450

_______________________
*    The Strategic Income Fund commenced operations on February 28, 1997.
+ Based on previous method of calculation under Class B Plans prior to amendment in October 1977


     For the fiscal year ended December 31, 1996, the fiscal year ended December 31, 1995, and the period September 1, 1994 through December 31, 1994, NYLIFE Distributors retained the following amounts in sales charges for sales of Class A shares of the Funds:

                                              Year Ended   September 1, 1994
December 31,                     Year Ended  December 31,       through
                                    1996         1995      December 31, 1994*
                                 ----------  ------------  ------------------

California Tax Free Fund.......  $   35,009    $ 57,181        $ 25,670
Capital Appreciation Fund(1).     1,430,417     718,806              --
Convertible Fund(1)............     903,782     529,361              --
Equity Index Fund..............   1,968,993     308,486         133,857
Government Fund(1).............      96,545      95,975              --
High Yield Corporate Bond
    Fund(1)....................   1,413,313     782,534              --
International Bond Fund+(1)....      54,586      10,984              --
International Equity Fund+(1)        91,571      63,684              --
Money Market Fund(1)...........       N/A         N/A              N/A
New York Tax Free Fund.........      22,774      35,722          21,343
Strategic Income Fund++........       N/A         N/A              N/A
Tax Free Bond Fund(1)..........      51,345      62,656              --
Total Return Fund(1)...........     334,470     233,202              --
Value Fund(1)..................     574,807     413,692              --
-----------------------

*    The Funds changed their fiscal year end from August 31 to December 31.
+ The International Bond Fund and International Equity Fund commenced operations on September 13, 1994.
++   The Strategic Income Fund commenced operations on February 28, 1997.
(1)  The Fund began offering Class A shares on January 3, 1995.

     For the fiscal year ended December 31, 1996, contingent deferred sales charges were paid by investors on the redemption of Class B shares of each Fund, as follows:


                                   Year Ended
                                  December 31,
                                      1996
                                  ------------
California Tax Free Fund(2).....  $    2,008
Capital Appreciation Fund.......     966,555
Convertible Fund................     852,359
Equity Index Fund...............         N/A
Government Fund.................     952,234
High Yield Corporate Bond Fund..   1,482,294
International Bond Fund.........      27,332
International Equity Fund.......      48,979
Money Market Fund(1)............     640,623
New York Tax Free Fund..........       2,810
Strategic Income Fund (2).......         N/A
Tax Free Bond Fund..............     605,386
Total Return Fund...............     745,382
Value Fund......................     712,915

_______________________

(1) The amount shown represents proceeds from contingent deferred sales charges which were assessed on redemptions of shares which had previously been exchanged from other Funds into the Money Market Fund.

(2)  The Strategic Income Fund commenced operations on February 28, 1997.


     For the fiscal year ended December 31, 1996, it is estimated that the following amounts were spent with respect to the Class A shares of each Fund:
California Tax Free Fund spent $89,152 on compensation to dealers; Capital Appreciation Fund spent $1,501,787 on compensation to dealers; Convertible Fund spent $920,619 on compensation to dealers; Equity Index Fund spent $1,909,644 on compensation to dealers; Government Fund spent $173,229 on compensation to dealers; High Yield Corporate Bond Fund spent $1,466,889 on compensation to dealers; International Bond Fund spent $186,704 on compensation to dealers; International Equity Fund spent $105,124 on compensation to dealers; New York Tax Free Bond Fund spent $19,981 on compensation to dealers; Tax Free Bond Fund spent $128,691 on compensation to dealers; Total Return Fund spent $381,683 on compensation to dealers; and Value Fund spent $645,363 on compensation to dealers.

     For the fiscal year ended December 31, 1996, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:

                                       Printing And                                                         Approximate
                                          Mailing                                                           Total Amount
                                       Prospectuses                                                           Spent By
                             Sales       to other     Compensation  Compensation                               NYLIFE
                           Material        than            to            to                      Sales      Distributors
                              and        Current      Distribution     Sales                  Distribution  With Respect
                          Advertising  Shareholders    Personnel     Personnel      Other        Costs      to Each Fund
                          ----------- -------------   ------------  ------------  ----------  ------------  ------------
California Tax Free
 Fund...................   $   73,801     $    1,535   $   189,852    $   30,604  $   44,742   $   747,673  $  1,088,207

Capital Appreciation
 Fund...................      758,717        421,361     3,141,106       650,035   1,450,098    15,825,633    22,246,951

Convertible Fund........      249,150        242,683     1,013,084       210,885     469,303    14,788,597    16,973,703
Government Fund.........      128,893        329,715       544,630       115,854     253,004     2,672,887     4,044,982
High Yield Corporate
 Bond Fund..............      933,969        756,839     3,917,489       810,212   1,813,951    29,791,670    38,024,130

International Bond
 Fund...................        9,150          5,966        38,118         7,981      17,983       263,481       342,679

International Equity
 Fund...................       34,089         15,940       152,765        33,208      75,613       896,403     1,208,020

New York Tax Free Fund..       17,892          1,102        52,265         8,571      16,894       191,834       288,558
Strategic Income Fund*..            0              0             0             0           0             0             0
Tax Free Bond Fund......       57,743        196,491       273,828        58,731     130,519     1,314,695     2,032,007
Total Return Fund.......      304,008        360,068     1,360,199       290,227     658,192     6,647,325     9,620,019
Value Fund..............      371,691        320,958     1,540,187       320,666     714,276     8,899,927    12,167,704
                           ----------     ----------   -----------    ----------  ----------   -----------  ------------
Total...................    2,939,103      2,652,658    12,223,523     2,536,974   5,644,575    82,040,125   108,036,960

-----------------------
*    The Strategic Income Fund commenced operations on February 28, 1997.

OTHER SERVICES

     Pursuant to an Accounting Agreement with the Trust, dated October 24, 1997, the Manager performs certain bookkeeping and pricing services for the Funds. Each Fund will bear an allocable portion of the cost of providing these services to the Trust.

     For fiscal years ended December 31, 1996 and 1995, and the period September 1, 1994 through December 31, 1994, the amount of recordkeeping fee to NYLIFE Distributors, the previous Accounting Agent, paid by each Fund was as follows:

                              Year Ended   Year Ended    September 1, 1994
                              December 31, December 31,       through
                                 1996         1995       December 31, 1994*
                              ----------   ------------  ------------------

California Tax Free Fund....  $    N/A    $       N/A     $      N/A
Capital Appreciation Fund...     145,721       95,042         24,684
Convertible Fund............      81,568       57,184         13,603
Equity Index Fund                  N/A           N/A            N/A
Government Fund.............     114,622      128,798         42,333
High Yield Corporate Bond
    Fund....................     233,333      164,329         45,331
International Bond Fund+....      12,511       12,000          3,600
International Equity Fund+..      22,075       12,668          3,600
Money Market Fund...........      62,593       53,064         16,047
New York Tax Free Fund......        N/A          N/A           N/A
Strategic Income Fund++.....        N/A          N/A           N/A
Tax Free Bond Fund..........      80,430       79,801         24,274
Total Return Fund...........     126,154      103,032         29,600
Value Fund..................     116,985       85,935         23,809

________________
*    The Funds changed their fiscal year end from August 31 to December 31.

+ The International Bond Fund and International Equity Fund commenced operations on September 13, 1994.

++   The Strategic Income Fund commenced operations on February 28, 1997.

     In addition, each Fund may reimburse NYLIFE Securities, NYLIFE Distributors and MainStay Shareholder Services for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

EXPENSES BORNE BY THE TRUST

     Except for the expenses to be paid by the Manager as described in the Prospectus, the Trust, on behalf of each Fund, is responsible under its Management Agreement for the payment of expenses related to each Fund's operations, including (i) the fees payable to the Manager, (ii) the fees and expenses of Trust ees who are not affiliated with the Manager or Sub-Advisers,
(iii) certain fees and expenses of the Trust's Custodian and Transfer Agent, including the cost of pricing a Fund's shares, (iv) the charges and expenses of the Trust's legal counsel and independent accountants, (v) brokers' commissions and any issue or transfer taxes chargeable to the Trust, on behalf of a Fund, in connection with its securities transactions, (vi) the fees of any trade association of which a Fund or the Trust is a member, (vii) the cost of share certificates representing shares of a Fund, (viii) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (ix) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders, (x) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business, (xi) any expenses assumed by the Fund pursuant to its plan of distribution, and (xii) all taxes and business fees payable by a Fund to federal, state or other governmental agencies. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.

     Certain of the Funds have entered into a committed line of credit with The Bank of New York as agent, and various other lenders from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., Municipal Bonds and other debt securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     Regarding the California Tax Free Fund and New York Tax Free Fund, newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained; those dealers may be acting as either agents or principals. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked prices.

     The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Sub-Advisers attempt to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund and their other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions. Consistent with the foregoing primary considerations, the Conduct Rules of the NASD and such other policies as the Trustees may determine, the Sub-Advisers may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

     NYLIFE Securities (the "Affiliated Broker") may act as broker for the Trust. In order for the Affiliated Broker to effect any portfolio transactions for the Trust, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trust will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

     Under each Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), a Sub-Adviser may cause a Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Sub-Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities to the Trust or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     Although commissions paid on every transaction will, in the judgment of the Sub-Advisers, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Trust and the Sub-Advisers' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Sub-Advisers for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Trust, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to an Sub-Adviser. Research provided by brokers is used for the benefit of all of the Sub-Advisers' clients and not solely or necessarily for the benefit of the Trust. The Sub-Advisers' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Sub-Advisers as a consideration in the selection of brokers to execute portfolio transactions.

     In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Sub-Advisers. Investment decisions for a Fund and for the Sub-Advisers' other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

     The Sub-Advisory fee that the Manager pays on behalf of each Fund to the Sub-Advisers will not be reduced as a consequence of the Sub-Advisers' receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Sub-Advisers in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Sub-Advisers in carrying out their obligations to the Funds.

     For the fiscal years ended December 31, 1996 and 1995 and the period September 1, 1994 through December 31, 1994,* each of the following Funds paid brokerage commissions as follows:

                                                   Total Brokerage                                    Total Brokerage Commissions
                                                 Commissions Paid                                     Paid to Affiliated Persons
                                                 ----------------                                    ------------------------------
                                                                   September 1, 1994                              September 1, 1994
                                 Year Ended          Year ended         through        Year ended    Year ended       through
                                Dec. 31, 1996       Dec. 31, 1995     Dec. 31, 1994*  Dec. 31, 1996  Dec. 31, 1995  Dec. 31, 1994*
                                -------------     ----------------   ---------------  -------------  -------------  -------------
Capital Appreciation Fund..     $   882,877      $    681,250      $  126,845          $  ---        $    ---            ---
Convertible Fund...........       1,952,991           674,139         151,524             ---             ---            ---
Equity Index Fund..........          63,111             7,018           2,364             ---             ---            ---
Government Fund............          20,809            71,818          27,123             ---             ---            ---
High Yield Corporate Bond
  Fund.....................       1,187,150         1,207,587         333,548             ---         1,970(0%)(1)       ---
International Equity Fund+.         215,696           135,267          54,215             ---             ---            ---
Strategic Income Fund++....           N/A                N/A             N/A              N/A             N/A            N/A
Total Return Fund..........         399,858           436,507         102,550             ---             ---            ---
Value Fund.................       1,354,707         1,055,169         246,712             ---         5,074(0%)(1)  1,540(1%)(1)

                                                                                                            Total Brokerage
                                                                                                            Commissions Paid
                                                     Total Amount of Transactions                            to Brokers that
                                                        Where Commissions Paid                              Provided Research
                            -------------------------------------------------------------------------       ------------------
                                                                                  September 1, 1994
                                   Year Ended                 Year Ended              through                   Year Ended
                                December 31, 1996          December 31, 1995      December 31, 1994*        December 31, 1996
                                -----------------          -----------------      -----------------         -----------------
Capital Appreciation Fund.. $  571,478,397(0.0%)(2)      $391,017,677(0.0%)(2)   $71,345,660(0.0%)(2)            $880,764
Convertible Fund...........  1,296,465,108(0.0%)(2)       395,570,645(0.0%)(2)    81,374,040(0.0%)(2)           1,942,771
Equity Index Fund..........     64,348,135(0.0%)(2)         5,863,505(0.0%)(2)     1,660,008(0.0%)(2)             63,111
Government Fund............    275,083,720(0.0%)(2)       712,117,650(0.0%)(2)   291,468,420(0.0%)(2)              20,809
High Yield Corporate Bond
  Fund.....................  2,471,387,854(0.0%)(2)     1,414,045,455(0.0%)(2)   375,961,540(0.0%)(2)           1,084,021
International Equity Fund+.     49,098,906(0.0%)(2)        33,559,758(0.0%)(2)    12,781,223                      215,696
Strategic Income Fund++....            N/A                        N/A                N/A                            N/A
Total Return Fund..........    271,187,968(0.0%)(2)       604,631,476(0.0%)(2)   153,671,710(0.0%)(2)             398,594
Value Fund.................    848,170,710(0.0%)(2)       544,224,812(0.0%)(2 )  141,666,160(0.1%)(2)           1,347,479

_________________________
*    The Funds changed their fiscal year end from August 31 to December 31.

(1)  Percent of total commissions paid.

(2) Percent of total transactions involving the payment of commissions effected through affiliated persons.

+    The International Equity Fund commenced operations on September 13, 1994.

++   The Strategic Income Fund commenced operations on February 28, 1997.


     The California Tax Free Fund, International Bond Fund, Money Market Fund, New York Tax Free Fund and Tax Free Bond Fund paid no brokerage commissions during the year ended December 31, 1996, the year ended December 31, 1995, and the period from September 1, 1994 through December 31, 1994.

     Capital Appreciation Fund held common stock in Schwab (Charles) valued at $14,480,000 and commercial paper of American Express Credit Corp. valued at $22,585,000; Convertible Fund held commercial paper of American Express Credit Corp. valued at $38,000,000; Total Return Fund held long-term bonds of Lehman

Brothers Holdings Inc., 7.375%, due 5/15/07, valued at $2,623,462, long-term bonds of Merrill Lynch & Co., Inc., 6.65%, due 1/15/99, valued at $4,016,442, long-term bonds of PaineWebber Group Inc., 7.75%, due 9/1/02, valued at $1,032,540, long-term bonds of Salomon Inc., 6.70%, due 12/1/98, valued at $2,182,152, common stock in Schwab (Charles) valued at $7,472,000 and commercial paper of American Express Credit Corp. valued at $15,285,000; Value Fund held commercial paper of American Express Credit Corp. valued at $21,922,000.

     Investors may, subject to the approval of the Trust, the Manager and the Sub-Adviser, purchase shares of a Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Sub-Adviser intends to retain the security in the Fund as an investment. The Trust reserves the right to amend or terminate this practice at any time.

                                NET ASSET VALUE

     The net asset value per share of each Fund (other than the Money Market
Fund) is determined by the Trust daily as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day when the New York Stock Exchange is open for trading. The net asset value per share of the Money Market Fund is also determined at noon on such days.

     Portfolio securities of the Money Market Fund are valued at their amortized cost, which does not take into account unrealized securities gains or losses. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of the Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Money Market Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

     Portfolio securities of each other Fund are valued (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that Exchange on the day as of which assets are valued or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising other common and preferred stocks as nearly as possible in the manner described in clause (a) if traded on any other exchange, including the National Association of Securities Dealers National Market System and foreign securities exchanges, (c) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter common and preferred stocks not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S over-the-counter market at prices supplied by a pricing agent selected by the Sub-Adviser if those prices are deemed by the Sub-Adviser to be representative of market values at the first close of business of the New York Stock Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Sub-Adviser, which prices reflect broker-dealer-supplied valuations and electronic data processing techniques if those prices are deemed by the Sub-Adviser to be representative of market values at the first close of business of the New York Stock Exchange, (f) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by the Sub-Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotation is available, at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. Money market instruments held by the Funds with a remaining maturity of 60 days or less will be valued by the amortized cost method unless such method does not represent fair value. Forward foreign cur rency exchange contracts held by the Funds are valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

     Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank or broker-dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees. The Trust recognizes dividend income and other distributions on the ex-dividend date, except that certain dividends from foreign securities are recog nized as soon as the Trust is informed after the ex-dividend date.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock
                                  ---
Exchange is open for trading). In addition, European or Far Eastern securities trading generally in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset values are not calculated. Such calculation of net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation.

     Events affecting the values of portfolio securities that oc cur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Funds' calculation of net asset values unless the Sub-Adviser deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

     Because the Guarantee regarding the Equity Index Fund is payable to shareholders directly (and not payable to the Equity Index Fund), and because it represents only a contingent liability rather than an agreement to pay a definite amount on the Guarantee Date, the Trustees believe that the Guarantee should have no impact in determining the Equity Index Fund's net asset value.

     The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds will be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

     To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the net asset value of such fund(s) or class(es) will be calculated as of December 31.

                         SHAREHOLDER INVESTMENT ACCOUNT

     A Shareholder Investment Account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. There is no charge to the investor for issuance of a certificate. Whenever a transaction takes place in a Fund (other than the Money Market Fund), the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders will be sent a monthly statement for each month in which a transaction occurs.

                          SHAREHOLDER SERVICING AGENT

     The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing shareholder servicing and recordkeeping functions. Changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations of those provisions, could prevent a bank from continuing to perform all or a part of such services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                      PURCHASES, REDEMPTION AND REPURCHASE

LETTER OF INTENT ("LOI")

     The LOI is a non-binding obligation on the Qualified Purchaser to purchase the full amount indicated; however, on the initial purchase, if required (or, on subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by the Transfer Agent in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Distributor an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference.

SUSPENSION OF REDEMPTIONS

     The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Trust; or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.

CDSC WAIVERS

     The Prospectus identifies certain categories of Class B share redemptions on which the contingent deferred sales charge ("CDSC") will be waived. See "Tell Me the Details - Alternative Sales Arrangements - Deferred Sales Charge Class B Shares." In addition to those categories, the CDSC will be waived in connection with the following redemptions of Class B shares by accounts established before January 1, 1998: (i) withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account (e.g., attainment of age 59 1/2, separation from service, death, disability, loans, hardships, withdrawals of excess contributions pursuant to applicable IRS rules, withdrawals based on life expectancy under applicable IRS rules); (ii) preretirement transfers or rollovers within a retirement plan where the proceeds of the redemption are invested in proprietary products offered or distributed by New York Life or its affiliates; (iii) living revocable trusts on the death of the beneficiary; (iv) redemptions made within one year following the death or disability or a shareholder; (v) redemptions by directors, Trustees, officers and employees (and immediate family members) of the Trust and of New York Life and its affiliates where no commissions have been paid; (vi) redemptions by employees of any dealer which has a soliciting dealer agreement with the Distributor, and by any trust, pension, profit-sharing or benefit plan for the benefit of such persons where no commissions have been paid; (vii) redemptions by tax-exempt employee benefit plans resulting from the adoption or promulgation of any law or regulation;
(viii) redemptions by any state, country or city, or any instrumentality, department, authority or agency thereof and by trust companies and bank trust departments; and (ix) transfers to (a) other funding vehicles sponsored or distributed by New York Life or an affiliated company, or (b) guaranteed investment contracts, regardless of the sponsor, within a retirement plan.

                         TAX-DEFERRED RETIREMENT PLANS

CASH OR DEFERRED PROFIT SHARING PLANS UNDER SECTION 401(K) FOR CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS

     Shares of a Fund, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may also be purchased as an investment under a specimen cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. All Funds, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. NYLIFE Distributors does not sponsor or administer such qualified plans at this time.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

     Shares of a Fund, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may also be purchased as an underlying investment for an IRA made available by NYLIFE Distributors. For tax years beginning in 1997, only a traditional IRA is available. For tax years beginning after 1997, two additional types of IRAs will be available -- the "Roth" IRA and the "Education" IRA.

     An individual may contribute as much as $2,000 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse. The maximum deduction allowed for a contribution to a spousal IRA is the lesser of (i) $2,000 or (ii) the sum of (a) the compensation includible in the working spouse's gross income plus (b) any compensation includible in the gross income of the nonworking spouse, reduced by the amount of the deduction taken by the working spouse. The maximum deduction for a IRA contribution by a married couple is $4,000.

     An individual who has not attained age 70-1/2 may make a contribution to a traditional IRA which is deductible for federal income tax purposes. For tax years beginning before 1998, a contribution is deductible only if (i) neither the individual nor his or her spouse (unless filing separate returns and living apart at all times during the taxable year) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,000 and $50,000; $25,000 for a single individual, with a phase-out for adjusted gross income between $25,000 and $35,000). These phase-out limits will gradually increase starting with tax years beginning in 1998, eventually reaching $50,000 - $60,000 for single filers in 2005 and thereafter (and reaching $80,000 - $100,000 if married filing jointly in 2007 and thereafter). In addition, for tax years beginning after 1997, a married individual may make a deductible IRA contribution even though the individual's spouse is an active participant in a qualified employer's retirement plan, subject to a phase-out for adjusted gross income between $150,000 -$160,000. However, an individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year. The deductibility of IRA contributions under state law varies from state to state.

     Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one

IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional excise tax. For distributions made after 1997, the excise tax does not apply to withdrawals up to a total of $10,000 for first-time homebuyer expenses or to withdrawals used to pay "qualified higher education expenses" of the taxpayer or his or her spouse, child or grandchild. There are also special rules governing when IRA distributions must begin and the minimum amount of such distributions; failure to comply with these rules can result in the imposition of an excise tax.

     Roth IRAs.  Roth IRAs are a form of individual retirement account
     ---------
applicable for tax years beginning after 1997. Contributions to a Roth IRA are not deductible but may be made even after the individual attains the age of 70-1/2. In certain cases, distributions from a Roth IRA may be tax free. The Roth IRA, like the traditional IRA, is subject to a $2,000 ($4,000 for a married couple) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $95,000 and $110,000 ($150,000 - $160,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59-1/2; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to the same excise tax described above with respect to traditional IRAs. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required distribution rules after the death of the account owner.

     Education IRAs.  After 1997, a taxpayer may make non-deductible
     --------------
contributions of up to $500 per year per beneficiary to an Education IRA. Contributions cannot be made after the beneficiary becomes 18 year old. The maximum contribution is phased out for taxpayers with adjusted gross income between $95,000 and $110,000 ($150,000 - $160,000 if married filing jointly).
Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, an excise tax will generally apply as well. Any balance remaining in an Education IRA when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and subject to an excise tax upon distribution.

     All income and capital gains deriving from IRA investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Education IRA combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.
403(b)(7) TAX SHELTERED ACCOUNT

     Shares of a Fund, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may also be purchased as the underlying investment for tax sheltered custodial accounts (403(b) plans) made available by NYLIFE Distributors. In general, employees of tax-exempt organizations described in
Section 501(c)(3) of the Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

GENERAL INFORMATION

     Shares of a Fund, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may also be a permitted investment under profit sharing, pension, and other retirement plans, IRAs, and tax-deferred annuities other than those offered by the Fund depending on the provisions of the relevant plan. Third-party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

     The custodial agreements and forms provided by the Funds' Custodian and Transfer Agent designate New York Life Trust Company as custodian for IRAs and 403(b) plans (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

     The federal tax laws applicable to retirement plans, IRAs and 403(b) plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax adviser before establishing any of the tax-deferred retirement plans described above.

                     CALCULATION OF PERFORMANCE QUOTATIONS

     From time to time, quotations of the Money Market Fund's "yield" and "effective yield" may be included in advertisements or communications to shareholders. These performance figures are calculated in the following manner:

          A.  Yield -- the net annualized yield based on a specified seven-
              -----
     calendar day period calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent. The yield of the Class A and Class B shares of the Money Market Fund for the seven-day period ended June 30, 1997 was 5.04% and 5.04%, respectively.

          B.  Effective Yield -- the net annualized yield for a specified seven-
              ---------------
     calendar day period assuming a reinvestment of dividends (compounding). Effective yield is calculated by the same method as yield except the yield figure is compounded by adding one, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula: Effective Yield = [(Base Period Return + 1) to the
     365/7 power] - 1. The effective yield of the Class A and Class B shares of the Money Market Fund for the seven-day period ended June 30, 1997 was 5.17% and 5.17%, respectively.

          The yield and effective yield of the Money Market Fund reflect the reduction of certain fees otherwise payable and voluntary expense limitations. Had there been no reduction of fees or expense limitations, the yield and effective yield of the Money Market Fund would have been 4.86% and 4.97%, respectively, for Class A shares and 4.86% and 4.97%, respectively, for Class B shares for the seven-day period ended June 30, 1997.

     As described above, yield and effective yield are based on historical earnings and are not intended to indicate future performance. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of the assumed reinvestment of dividends. Yield and effective yield will vary based on changes in market conditions and the level of expenses.

     From time to time a Fund, other than the Money Market Fund, may publish its yield and/or average annual total return in advertisements and communications to shareholders. Total return and yield are computed separately for Class A and Class B shares. The average annual total return of each Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period. This calculation assumes a complete redemption of the investment and the deduction of the maximum contingent deferred sales charge at the end of the period in the case of Class B shares. In the case of Class A shares, the calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The performance information shown below for the period ended December 31, 1996 provides performance figures for both Class A and Class B shares of the Funds, except in the case of the Equity Index Fund which offers only one class of shares, Class A shares.

     In considering any average annual total return quotation, investors should remember that the maximum initial sales charge reflected in each quotation for Class A shares is a one-time fee which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of your investment will be affected less by this charge the longer you retain your investment in the Fund.

     Quotations of each Fund's average annual total return will be calculated according to the following SEC formula:

     P(1+T) to the power of n =  ERV

where:

     P =  a hypothetical initial payment of $1,000
     T =  average annual total return
     n =  number of years

    ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods at the end of the 1, 5, or 10-year periods (or fractional portion thereof)

     Each Fund may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as the average annual compounded rate, except that such quotations will be based on a Fund's actual return for a specified period as opposed to its average return over 1, 5, and 10-year periods. In considering any total rate of return quotation, investors should remember that the maximum initial sales charge reflected in each quotation for Class A shares is a one-time fee which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of your investment will be affected less by this charge the longer you retain your investment in the Fund.

     The average annual total returns of the Class A shares of the following Funds for the one-year and, as applicable, five-year and ten-year periods ended June 30, 1997 and the period from inception to June 30, 1997 were as follows:*

                                            Five      Ten     Average
                                  Year     Years     Years     Annual
                                 Ended     Ended     Ended      Total     Inception
               Fund             6/30/97   6/30/97   6/30/97   Return(a)    Date
               ----             -------   -------   -------   --------     ---------
California Tax Free Fund......     2.30%     5.34%                5.67%     10/01/91
Capital Appreciation Fund(b)..    15.95%    19.52%    14.19%     14.64%      5/01/86
Convertible Fund(b)...........     6.19%    13.99%    10.65%     10.01%      5/01/86
Equity Index Fund.............    29.70%    17.91%               17.59%     12/20/90
Government Fund(b)............     1.98%     4.18%     6.24%      6.24%      5/01/86
High Yield Corporate
 Bond Fund(b).................    10.61%    13.33%    10.95%     10.48%      5/01/86
International Bond Fund(b)....     3.78%                          9.69%      9/13/94
International Equity Fund(b)..     8.21%                          6.31%      9/13/94
New York Tax Free Fund........     2.52%     5.48%                5.95%     10/01/91
Strategic Income Fund.........    -1.66%                         -1.66%      2/28/97
Tax Free Bond Fund(b).........     3.15%     4.79%     6.19%      5.93%      5/01/86
Total Return Fund(b)..........    11.31%    12.67%               12.30%     12/29/87
Value Fund(b).................    18.97%    15.86%    12.99%     12.33%      5/01/86

-----------------
*    Assumes the deduction of the maximum applicable initial sales charge.
(a)  From inception to 6/30/97.
(b) Performance figures for the Fund's Class A shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class B shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.


     The average annual total returns of the Class B shares of the following Funds for the one-year and, as applicable, five-year and ten-year periods ended June 30, 1997, were as follows:

                                           Five      Ten      Average
                                           Year     Years      Years      Annual
                                Ended     Ended     Ended      Total     Inception
               Fund            6/30/97   6/30/97   6/30/97   Return(a)     Date
               ----            -------   -------   -------   -------     ---------
California Tax Free Fund(b)..     2.00%     5.88%               6.29%     10/01/91
Capital Appreciation Fund....    17.08%    20.39%    14.69%    15.10%      5/01/86
Convertible Fund.............     6.77%    14.72%    11.12%    10.43%      5/01/86
Government Fund..............     1.17%     4.48%     6.57%     6.53%      5/01/86
High Yield Corporate
 Bond Fund...................     9.95%    13.79%    11.30%    10.78%      5/01/86
International Bond Fund......     3.06%                         9.98%      9/13/94
International Equity Fund....     8.63%                         6.79%      9/13/94
New York Tax Free Fund(b)....     2.08%     6.03%               6.57%     10/01/91
Strategic Income Fund........    -2.32%                        -2.32%      2/28/97
Tax Free Bond Fund...........     2.81%     5.34%     6.64%     6.33%      5/01/86
Total Return Fund............    12.25%    13.42%              12.82%     12/29/87
Value Fund...................    20.25%    16.64%    13.47%    12.76%      5/01/86

-----------------

* Assumes a complete redemption at the end of each year and the deduction of the maximum applicable contingent deferred sales charge.
(a)  From inception to 6/30/97.
(b) Performance figures for the Fund's Class B shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class A shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.


     The average annual total returns of the Class A shares of the following Funds without deducting the applicable initial sales charge is as follows:

                                  Five      Ten     Average
                                  Year     Years     Years      Annual
                                 Ended     Ended     Ended       Total     Inception
               Fund             6/30/97   6/30/97   6/30/97    Return(a)    Date
               ----             -------   -------   -------    --------     ---------
California Tax Free Fund......     7.12%     6.32%                6.52%     10/01/91
Capital Appreciation Fund(b)..    22.69%    20.88%    14.83%     15.22%      5/01/86
Convertible Fund(b)...........    12.37%    15.29%    11.28%     10.57%      5/01/86
Equity Index Fund.............    33.71%    18.63%               18.14%     12/20/90
Government Fund(b)............     6.78%     5.14%     6.74%      6.67%      5/01/86
High Yield Corporate
 Bond Fund(b).................    15.82%    14.38%    11.47%     10.93%      5/01/86
International Bond Fund(b)....     8.67%                         11.51%      9/13/94
International Equity Fund(b)..    14 51%                          8.48%      9/13/94
New York Tax Free Fund........     7.35%     6.46%                6.80%     10/01/91
Strategic Income Fund.........     2.97%                          2.97%      2/28/97
Tax Free Bond Fund(b).........     8.01%     5.75%     6.68%      6.37%      5/01/86
Total Return Fund(b)..........    17.79%    13.95%               12.97%     12/29/87
Value Fund(b).................    25.90%    17.18%    13.63%     12.90%      5/01/86

 -----------------

(a)  From inception to 6/30/97.
(b) Performance figures for the Fund's Class A shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class B shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.

     The average annual total returns of the Class B shares of the following Funds without deducting the applicable contingent deferred sales charge is as follows:

                                           Five      Ten      Average
                                           Year     Years      Years      Annual
                                Ended     Ended     Ended      Total     Inception
               Fund            6/30/97   6/30/97   6/30/97   Return(a)   Date
               ----            -------   -------   -------   -------     ---------
California Tax Free Fund(b)..     7.00%     6.20%               6.42%     10/01/91
Capital Appreciation Fund....    22.08%    20.58%    14.69%    15.10%      5/01/86
Convertible Fund.............    11.77%    14.95%    11.12%    10.43%      5/01/86
Government Fund..............     6.17%     4.82%     6.57%     6.53%      5/01/86
High Yield Corporate
 Bond Fund...................    14.95%    14.03%    11.30%    10.78%      5/01/86
International Bond Fund......     8.06%                        10.88%      9/13/94
International Equity Fund....    13.63%                         7.73%      9/13/94
New York Tax Free Fund(b)....     7.08%     6.34%               6.70%     10/01/91
Strategic Income Fund........     2.68%                         2.68%      2/28/97
Tax Free Bond Fund...........     7.81%     5.66%     6.64%     6.33%      5/01/86
Total Return Fund............    17.25%    13.66%              12.82%     12/29/87
Value Fund...................    25.25%    16.85%    13.47%    12.76%      5/01/86

-----------------

(a)  From inception to 6/30/97.
(b) Performance figures for the Fund's Class B shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class A shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.

     The performance data quoted represents historical performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The yield of each Fund, except the Money Market Fund, is computed by dividing its net investment income (determined in accordance with the following SEC formula) earned during a recent 30-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semiannual) basis and then they are annualized. Yield will be calculated using the following SEC formula:

     Yield = 2[(a-b +1) to the power of 6 -1]
                ---
                cd

where:

     a =  interest earned during the period
     b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
     d =  the maximum offering price per share on the last day of the period


     This yield figure does not reflect the deduction of any contingent deferred sales charges which are imposed upon certain redemptions at the rates set forth under "Redemptions and Repurchases" in the Prospectus.

     For the 30-day period ended June 30, 1997, the yield of each of the following Funds was:

                                             30-Day
                                         Period Ended
                                            June 30,
                                              1997
                                              ----
  Fund                             Class A        Class B
  ----                            --------        -------

California Tax Free Fund........    4.88%          4.85%

Government Fund.................    5.47%          5.22%

High Yield Corporate Bond Fund..    6.83%          6.65%

International Bond Fund.........    4.57%          4.13%

New York Tax Free Fund..........    4.88%          4.85%

Strategic Income Fund...........    6.16%          5.67%

Tax Free Bond Fund..............    5.13%          5.18%



     The California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund may publish its tax equivalent yield in advertisements and communications to shareholders. The tax equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a Fund shareholder.

     The table below illustrates the taxable yield equivalent to a tax-free yield of 5.50%.*+

                            To Equal a 5.50% Tax
            If              Free Return, a Taxable
       Your Federal         Investment Would Have to
       Marginal Tax         Earn Without Fee Reduction
         Rate is:               or Expense Limit
         ------------        ---------------------------

          15.00%                     6.47%

          28.00%                     7.64%

          31.00%                     7.97%

          36.00%                     8.59%

          39.60%                     9.11%

____________________
* This table reflects application of the regular Federal income tax only; other taxes may be applicable with respect to a particular shareholder. Such taxes could change the information shown. Tax rates are subject to change. Investors in the California and New York Tax Free Funds should in particular note that the chart does not reflect any state and local taxes that may be deductible in computing Federal income tax liability.

+ This table is for illustrative purposes only; investors should consult their tax advisers with respect to the tax implications of an investment in a Fund that invests primarily in securities, the interest on which is exempt from regular Federal income tax.


     A Fund may also include its current dividend rate in its prospectus, in supplemental sales literature, or in communications to shareholders. The current dividend rate of each Fund for a particular period is calculated by annualizing total distributions per share from net investment income (including equalization credits, excluding realized short-term capital gains and premiums from writing options) during this period and dividing this amount by the maximum offering price per share on the last day of the period. The current dividend rate does not reflect all components of a Fund's performance including (i) realized and unrealized capital gains and losses, which are reflected in calculations of a Fund's total return, or (ii) the amortized discount and premium on debt obligations in income using the current market value of the obligations, as is currently required for yield calculations. In addition, the current dividend rate does not take into account the imposition of any contingent deferred sales charge on the redemption of Fund shares. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.

     Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's yield, current dividend rate, total return or tax-equivalent yield of any prior period should not be considered as a representation of what an investment may earn or what an investor's yield, current dividend rate, total return or tax-equivalent yield may be in any future period.

     In addition, advertising for a Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for a Fund may refer to or discuss current or past business, political, economic or financial conditions, including events as they relate to those conditions, such as any U.S. monetary or fiscal policies and the current rate of inflation. In addition, from time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement and may refer to the approximate number of then-current Fund shareholders, shareholder accounts and Fund assets.

     From time to time, advertising and sales literature for a Fund may discuss the investment philosophy, personnel and assets under management of the Fund's Manager and Sub-Adviser, and other pertinent facts relating to the management of the Fund by the adviser.

     From time to time any of the Funds may publish an indication of its past performance as measured by independent sources such as Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Spot Market Prices, Barron's, BusinessWeek, Kiplinger's
                                       --------  ------------  -----------
Personal Finance, Financial World, Forbes, Money, Morningstar, Personal
----------------  ---------------  ------  -----  -----------  --------
Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.
          --------------------------------      -----------------------

     In addition, performance information for a Fund may be compared, in advertisements, sales literature, and reports to shareholders, to: (i) unmanaged indexes, such as the Standard & Poor's 500 Composite Stock Price Index, the Salomon Brothers Broad Investment Grade Bond Index, the Morgan Stanley Capital International indexes; the Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, the Merrill Lynch 1 to 3

Year Treasury Index, the Salomon Brothers World Government Benchmark Bond Index, the Salomon Brothers non-U.S. Dollar World Government Bond Index, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Government Corporate Index; (ii) other groups of mutual funds tracked by Morningstar Inc. or Lipper Analytical Services, widely used independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) and other measures of the performance of the economy to assess the real rate of return from an investment in the Funds. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     From time to time, advertisements for the Funds may include general information about the services and products offered by the Funds, MainStay Institutional Funds Inc. and New York Life Insurance Company and its subsidiaries. For example, such advertisements may include statistical information about those entities including, but not limited to, the number of current shareholder accounts, the amount of assets under management, sales information, the distribution channels through which the entities' products are available, marketing efforts and statements about this information by the entities' officers, directors and employees.


                                   TAX STATUS

TAXATION OF THE FUNDS

     The following summarizes certain federal income tax considerations generally affecting the Funds and their stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their stockholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

     Each Fund intends to be treated as a regulated investment company ("RIC") under Subchapter M of the Code.

     To qualify as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iii) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.
        Certain requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

        A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

        Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Provided that a Fund qualifies as a regulated investment company for purposes of Massachusetts law, it generally will not be subject to any excise or income taxes in Massachusetts. A Fund's investments, if any, in REMIC residual interests (as explained previously in this SAI) or in Passive Foreign Investment Companies, as explained below, may cause the Fund to become liable for certain taxes. Investors that are tax-exempt organizations should carefully consider whether distributions of a Fund's earnings will be subject to tax in their hands.

     Each Fund, other than the Equity Index Fund (which offers only one class of shares) and the Strategic Income Fund and Strategic Value Fund, has received a ruling from the IRS to the effect that differing distributions between the classes of its shares will not result in a Fund's dividends and other distributions being regarded as "preferential dividends" under the Code. Generally, a preferential dividend is a dividend which a Fund cannot treat as having been distributed for purposes of (i) determining whether the Fund qualifies as a regulated investment company for federal tax purposes, and (ii) determining the Fund's tax liability.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- GENERAL

     Assuming a Fund qualifies as a RIC, distributions of taxable net investment income and net short-term capital gains in excess of net long-term capital losses will be treated as ordinary income in the hands of shareholders. If a Fund's investment income is derived exclusively from sources (such as interest) other than dividends, no portion of such distributions will be eligible for the dividends-received deduction available to corporations.

     If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days. For dividends received or accrued after September 4, 1997, the holding period must occur during the 90-day period beginning 45 days before the date on which the shares become x-dividend. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income. Finally, if such dividends are large enough to constitute "extraordinary dividends" under Section 1059 of the Code and the applicable holding period requirements are not met, the shareholder's basis in its shares could be reduced by all or a portion of the amount of the dividends that qualifies for the dividends-received deduction.

     Distributions of net capital gain, whether received in cash or reinvested in Fund shares, will generally be taxable to shareholders as either "20% Gain" or "28% Gain," depending upon the Fund's holding period for the assets sold. "20% Gains" arise from sales of assets held by a Fund for more than 18 months and are subject to a maximum tax rate of 20%; "28% Gains" arise from sales of assets held by a Fund for more than one year but no more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares.

Any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares during that six-month period. A loss realized upon a redemption of shares of a Fund within 30 days before or after a purchase of shares of the same Fund (whether by reinvestment of distributions or otherwise) may be disallowed in whole or in part.

     If any net long-term capital gains in excess of net short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by that Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, capital gains will be taxable to the shareholders. Shareholders will be able to claim their proportionate share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities and will be entitled to increase the adjusted tax basis of the relevant Fund shares by the difference between their pro-rata share of such gains and their tax credit.

     Except for distributions by the Money Market Fund, distributions by a Fund result in a reduction in the net asset value of a Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would generally be taxable to the shareholder (except to the extent the distribution is an exempt interest dividend as described below) as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a partial return of their investment upon such distribution, which may nevertheless be taxable to them.

     Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Any distributions that are not from a Fund's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of such share on the reinvestment date.

 CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- THE TAX-FREE FUNDS

     The Code permits the character of tax-exempt interest distributed by a regulated investment company to "flow through" as tax-exempt interest to its shareholders, provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt under Section 103(a) of the Code. Each of the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund (collectively, the "Tax Free Funds") intend to satisfy the 50% requirement to permit their distributions of tax-exempt interest to be treated as such for regular Federal income tax purposes in the hands of their shareholders. Exempt-interest dividends must be taken into account by individual shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. None of the income distributions of the Tax Free Funds will be eligible for the deduction for dividends received by corporations.

     Although a significant portion of the distributions by the Tax Free Funds generally is expected to be exempt from federal taxes, each of these Funds may under certain circumstances invest in obligations the interest from which is fully taxable, or, although exempt from the regular federal income tax, is subject to the alternative minimum tax. Similarly, gains from the sale or exchange of obligations the interest on which is exempt from regular federal income tax will constitute taxable income to those Funds. In addition, a sale of shares in such Fund (including a redemption of such shares and an exchange of shares between two mutual funds) will be a taxable event, and may result in a taxable gain or loss to a shareholder. Accordingly, it is possible that a significant portion of the distributions of these Funds will constitute taxable rather than tax-exempt income in the hands of a shareholder. Furthermore, investors should be aware that tax laws may change, and issuers may fail to follow applicable laws, causing a tax-exempt item to become taxable.

     Exempt-interest dividends from the Tax Free Funds; ordinary dividends from the Tax Free Funds, if any; capital gains distributions from the Tax Free Funds and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes. However, the portion of a distribution of the Funds' tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state may not be subject, at least in some states, to state or local taxes.

     Distributions derived from interest on certain private activity bonds which is exempt from regular federal income tax are treated as a tax preference item and may subject individual or corporate shareholders to liability (or increased liability) for the alternative minimum tax. In addition, because a portion of the difference between adjusted current earnings, as defined in the Code, and alternative minimum taxable income is an addition to the alternative minimum tax base, all distributions derived from interest which is exempt from regular federal income tax are included in adjusted current earnings and may subject corporate shareholders to or increase their liability for the alternative minimum tax. In addition, a deductible "environmental tax" of 0.12% is imposed on a corporation's modified alternative minimum taxable income in excess of $2 million. The environmental tax will be imposed even if the corporation is not required to pay an alternative minimum tax because the corporation's regular income tax liability exceeds its minimum tax liability. The inclusion of exempt-interest dividends paid by a Fund in alternative minimum taxable income may increase the likelihood that corporate shareholders will be subject to the environmental tax.

DISCOUNT

     Certain of the bonds purchased by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest.

     In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

USERS OF BOND-FINANCED FACILITIES

     Section 147(a) of the Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed thereby. No investigation as to the users of the facilities financed by bonds in the portfolios of the Tax Free Funds has been made by these Funds. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of a Fund since the acquisition of shares of the Tax Free Bond Fund, California Tax Free Fund or New York Tax Free Fund may result in adverse tax consequences to them.

TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS

     Many of the options, futures contracts and forward contracts entered into by a Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the times required pursuant to the Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

     Distributions of fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in the taxable year in which such losses are realized. Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold. Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

     The diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts or forward contracts.

     Regarding the Tax Free Bond Fund, the California Tax Free Fund and New York Tax Free Fund, gains from certain transactions, including, for example, transactions in options, futures, and other instruments, and from obligations the interest on which is not exempt from Federal income tax, will be taxable income to those Funds.

      The International Bond Fund, International Equity Fund and Strategic Income Fund may engage in swap transactions. The tax treatment of swap agreements is not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might challenge such treatment. If such a challenge were successful, status of a Fund as a regulated investment company might be affected. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

PASSIVE FOREIGN INVESTMENT COMPANIES

     Certain of the Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking-to-market a Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the fund level under the PFIC rules would generally be eliminated, but a Fund could, in limited circumstances, incur nondeductible interest charges. Other elections may become available that would affect the tax treatment of PFIC shares held by the Fund. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not invest in PFIC shares.

FOREIGN CURRENCY GAINS AND LOSSES

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders. If
Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

COMMODITY INVESTMENTS

     A regulated investment company is required under the Code to derive at least 90% of its gross income from certain qualifying sources. Qualifying income includes, inter alia, interest, dividends, and gain from the sale of stock or
          ----------
securities, but it does not include gain from the sale of commodities such as gold and other precious metals.

DISPOSITIONS OF FUND SHARES

     Upon redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Such gain or loss generally will be a capital gain or loss if the shares of a Fund were capital assets in the hands of the shareholder, and generally will be taxable to stockholders as "20% Gain" if the shares had been held for more than 18 months or as "28% Gain" if the shares had been held for more than one year but no more than 18 months. A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Shareholders should be aware that redeeming shares of a Fund after tax-exempt interest has been accrued by the Fund but before that income has been declared as a dividend may be disadvan tageous. This is because the gain, if any, on the redemption will be taxable, even though such gains may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

     Under certain circumstances, the sales charge incurred in acquiring shares of either Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reelected in their basis, accordingly.

     If reverse stock splits are done, a share may have a split holding period reflecting the fact that part of the share represents a reinvested dividend or distribution.

TAX REPORTING REQUIREMENTS

     All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest. Dividends declared and payable to shareholders of record on a specified date in October, November or December, if any, will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements. Each shareholder should consult his or her own tax adviser to determine the tax status of a Fund distribution in his or her own state and locality (or foreign country).

     Under the federal income tax law, a Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the Money Market Fund), except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, all such taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish a Fund with their taxpayer identification number and with required certifications regarding their status under the federal income tax law or if the IRS or a broker notifies a Fund that the number furnished by the shareholder is incorrect. In addition, both the Fund and the shareholder are potentially subject to a $50 penalty imposed by the IRS if a correct, certified taxpayer identification number is not furnished and used on required information returns. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

FOREIGN TAXES

     Investment income and gains received by a Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' stockholders. Since the percentage of each Fund's total assets (with the exception of the International Bond Fund and International Equity Fund) which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which each Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

     The International Bond Fund and the International Equity Fund may qualify for and make the election permitted under Section 853 of the Code so that shareholders will be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The U.S. shareholders of a Fund may claim a foreign tax credit or deduction by reason of the Fund's election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit and deduction available to shareholders is subject to certain limitations imposed by the Code. Also, under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns, although any such shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in respect to the shareholder's pro rata share of foreign taxes paid by the Fund.

It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The foreign tax credit generally may offset only up to 90% of the alternative minimum tax in any given year. Foreign taxes generally are not deductible in computing alternative minimum taxable income.

STATE AND LOCAL TAXES - GENERAL

     The state and local tax treatment of distributions received from a Fund and any special tax considerations associated with foreign investments of a Fund should be examined by shareholders with regard to their own tax situations.

     Shareholders of the Tax Free Bond Fund, the California Tax Free Fund and New York Tax Free Fund may be subject to state and local taxes on distributions from the Fund, including distributions which are exempt from federal income taxes. Some states exempt from the state personal income tax distributions from a Fund derived from interest on obligations issued by the U.S. government or by such state or its municipalities or political subdivisions. Each investor should consult his or her own tax adviser to determine the tax status of distributions from the Funds in his or her own state and locality.

     Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. The Tax Free Bond Fund, California Tax Free Fund and New York Tax Free Fund, the Sub-Adviser and its affiliates, and the Funds' counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

     Due to the lack of adequate supply of certain types of tax-exempt obligations, and other reasons, various instruments are being marketed which are not "pure" state and local obligations, but which are thought to generate interest excludable from taxable income under Code section 103. While a Fund may invest in such instruments, it does not guarantee the tax-exempt status of the income earned thereon or from any other investment. Thus, for example, were a Fund to invest in an instrument thought to give rise to tax-exempt interest but such interest ultimately were determined to be taxable, the Fund might have invested more than 20% of its assets in taxable instruments. In addition, it is possible in such circumstances that a Fund will not have met the 50% investment threshold, described above, necessary for it to pay exempt-interest dividends.

EXPLANATION OF FUND DISTRIBUTIONS

     Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions, including, in the case of the Tax Free Bond Fund, the California Tax Free Fund and New York Tax Free Fund, a statement of the percentage of the prior calendar year's distributions which the Fund has designated as tax-exempt, the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax, and in, the case of the Tax Free Bond Fund, the source on a state-by-state basis of all distributions.

ADDITIONAL INFORMATION REGARDING THE EQUITY INDEX FUND

     If shareholders receive distributions of amounts paid pursuant to such distributions from the Fund may not be eligible for the dividends-received deduction available to corporations.

     In addition, although not considered likely, it is possible that shareholders could be regarded for tax purposes as receiving a constructive distribution(s) (which could be taxable) from the Fund to the extent that the Guarantee is deemed to have value.

     It is anticipated that capital gain or loss from the disposition of shares will be eligible for treatment as long-term, mid-term or short-term capital gain or loss depending upon the shareholder's actual holding period for the shares. Investors should be aware that, under IRS regulations, as a result of the Guarantee, a shareholder's holding period for Fund shares might be deemed not to commence until the Guarantee is paid or expires. In that event, the capital gain or loss on the disposition of Fund shares would be short-term capital gain or loss until such time as the shares have been held continuously by the shareholder for the requisite long-term holding period (currently more than one year for Federal income tax purposes) after the expiration or payment of the Guarantee. The holding period for shares received from reinvestment of dividends and distributions will commence no earlier than the reinvestment date but could be delayed as described previously in this paragraph as a result of the Guarantee.

ADDITIONAL INFORMATION REGARDING THE CALIFORNIA TAX FREE FUND AND NEW YORK TAX FREE FUND

     Under California law, a mutual fund which qualifies as a regulated investment company must have at least 50% of its total assets in obligations exempt from California personal income tax at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from California personal income tax. Generally, shareholders who are California residents will not incur California personal income tax on the amount of exempt-interest dividends received by them from the California Tax Free Fund and derived from California state and local issues, whether taken in cash or reinvested in additional shares. However, other taxes, such as the franchise tax may apply. Shareholders will normally be subject to California personal income tax on dividends paid from interest income derived from taxable securities and from securities issued by states other than California and its subsidiaries and on distributions of capital gains.

     Deductions for interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund may be disallowed in whole or in part for California personal income tax purposes.

     Exempt-interest dividends paid by the New York Tax Free Fund from interest on qualifying New York bonds generally are exempt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends and distributions of the Fund derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Deductions for interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund may be disallowed in whole or in part for New York State or New York City personal income tax purposes.

     Dividends from the California Tax Free Fund or New York Tax Free Fund (including exempt-interest dividends), capital gains distributions from a Fund, and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes (as well as Federal taxes). However, the portion of a distribution of a Fund's tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state generally will not be subject to state or local taxes. Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt interest income derived from obligations of issuers located in the state in which they reside when these distributions are received directly from these issuers, but are usually subject to such taxes on income derived from obligations of issuers located in other jurisdictions. Shareholders are urged to consult their tax advisers with specific reference to their own federal, state and local tax situations.

ANNUAL STATEMENTS

     Each shareholder of the California Tax Free Fund will be sent after the close of the calendar year an annual statement as to the federal income tax and California state personal income tax status of his or her dividends and distributions from the Fund for the prior calendar year. Any dividends attributable to interest on municipal obligations that are not California municipal securities will be taxable as ordinary dividends for California state personal income tax purposes even if such dividends are excluded from gross income for federal income tax purposes. These statements will also designate the amount of exempt-interest dividends that is a specific preference item for purposes of the federal individual and corporate alternative minimum taxes.
Each shareholder also will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income tax status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any other state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded or exempt from federal income taxation or California state personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund.

     Each shareholder of the New York Tax Free Fund will be sent after the close of the calendar year an annual statement as to the federal income tax and New York State and New York City personal income tax status of his or her dividends and distributions from the Fund for the prior calendar year. These statements will also designate the amount of exempt-interest dividends that is a specified preference item for purposes of the federal individual and corporate alternative minimum taxes. Each shareholder also will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income tax status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any other state and local taxes that may apply to these dividends and distributions. The dollar amounts of dividends excluded or exempt from federal income taxation or New York State and City personal income taxation and the dollar amount subject to federal income taxation or New York State and City personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund.

GENERAL INFORMATION

     The foregoing discussion generally relates to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on amounts constituting ordinary income to him or her.

                        ORGANIZATION AND CAPITALIZATION

GENERAL

     The Funds are separate series of an open-end investment company, The MainStay Funds ("Trust"), established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated January 9, 1986, as amended. The Tax Free Bond Fund was originally formed as the MacKay-Shields MainStay Tax Free Bond Fund pursuant to a Declaration of Trust on January 9, 1986 and became a series of the Trust pursuant to a reorganization which occurred on May 29, 1987. The Total Return Fund commenced operations on December 29, 1987. The Equity Index Fund commenced operations on December 20, 1990. The California Tax Free Fund and New York Tax Free Fund commenced operations on October 1, 1991. The International Bond Fund and International Equity Fund commenced operations on September 13, 1994. The Strategic Income Fund and Strategic Value Fund commenced operations on February 28 and October 22, 1997, respectively. The organizational expenses of each Fund will be amortized and deferred over a period not to exceed 60 months. The Declaration of Trust and By-laws authorize the Trustees to establish additional series or "Funds" as well as additional classes of shares.

 VOTING RIGHTS

     Shares entitle their holders to one vote per share; however, separate votes will be taken by each Fund or class on matters affecting an individual Fund or a particular class of shares issued by a Fund. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                               OTHER INFORMATION

INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York, 10036, has been selected as independent public accountants of the Trust. The Funds' Annual Reports, which are incorporated by reference in this SAI have been so incorporated in reliance on the reports of Price Waterhouse, independent public accountants, given on the authority of said firm as experts in auditing and accounting.

LEGAL COUNSEL

     Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

SHARE OWNERSHIP OF THE FUNDS

     The following table sets forth information concerning beneficial and record ownership, as of December 8, 1997, of the Funds' shares by each person who beneficially or of record owns more than five percent of the voting securities of any Fund:

                                                                                         Percentage of
                    Name and Address                         Shares                      Outstanding
Name of Fund        of Shareholder                           Owned (1)                   Shares Owned
------------        ----------------                         ------------                -------------
California          NYLIFE Distributors Inc.(2)              271,121   (Class A)         14.97%   (Class A)
  Tax Free Fund     260 Cherry Hill Road
                    Parsippany, NJ 07054

California          Otto V. & Yvonne Louise-Ericksen         101,010   (Class A)          5.58%  (Class A)
  Tax Free Fund     Tschudi Revoc. Living Trust
                    1805 St. Andrews Dr.
                    Morasa, Ca 94668

California          William J. & Elinor Potikian              82,372   (Class B)         11.59%  (Class B)
  Tax Free Fund     Family Revocable Trust
                    4475 N College
                    Fresno CA 93704

Capital-            New York Life Trust Company            1,189,954   (Class A)         21.23%  (Class A)
  Appreciation      Client Accounts
                    51 Madison Avenue, Rm 117A
                    New York, NY 10010-1603

Convertible         New York Life Trust Company              505,836   (Class A)         11.43%  (Class A)
  Fund              Client Accounts
                    51 Madison Avenue, Rm 117A
                    New York, NY 10010-1603

New York Tax        NYLIFE Distributors Inc.(2)              499,488   (Class A)         36.82%   (Class A)
  Free Fund         260 Cherry Hill Road
                    Parsippany, NJ 07054

New York Tax        Felice Brand                              53,120   (Class B)         10.30%  (Class B)
  Free Fund         158 Wright Avenue
                    Deer Park, NY 11729-2224

New York Tax        Henry Sheimann Irrevocable Trust          31,421   (Class B)          5.93%  (Class B)
  Free Fund         11-31 Jackson Avenue
                    Scarsdale, NY 10583

International       NYLIFE Distributors Inc.(2)              750,150   (Class A)         64.61%   (Class A)
  Bond Fund         260 Cherry Hill Road
                    Parsippany, NJ 07054

                    Defined Benefit Pension Trust            74,304    (Class A)          6.40%   (Class A)
                      of FMCNA
                    c/o The Free Methodist Foundation
                    8050 Spring Arbor Road
                    Spring Arbor, MI 49283

International       NYLIFE Distributors Inc.(2)              625,089   (Class A)         37.77%  (Class A)
  Equity Fund       260 Cherry Hill Road
                    Parsippany, NJ 07054

International       New York Life Trust Company              107,257   (Class A)          6.48%  (Class A)
  Equity Fund       Clients Accounts
                    51 Madison Avenue, Room 117A
                    New York, NY 10010

Strategic Income    NYLIFE Distributors Inc.(2)              520,912   (Class B)         12.69%  (Class B)
  Fund              260 Cherry Hill Road
                    Parsippany, NJ 07054

Strategic Income    New York Life Insurance                1,115,285   (Class A)         49.15%  (Class A)
  Fund                Company General Account
                    51 Madison Avenue
                    New York, NY 10010

Value               New York Life Trust Company            1,065,019   (Class A)         21.73%  (Class A)
  Fund              Client Accounts
                    51 Madison Avenue, Rm 117A
                    New York, NY 10010-1603

Government          New York Life Trust Company              221,680   (Class A)         11.19%  (Class A)
  Fund              Client Accounts
                    51 Madison Avenue, Rm 117A
                    New York, NY 10010-1603

                    Richland County Treasurer                176,959   (Class A)          8.93%  (Class A)
                    50 Park Avenue East
                    Mansfield, OH 44902

                    Jane D. Keeling                          103,115   (Class A)          5.21%  (Class A)
                    Dec of Rev Trust
                    3209 Old Mallard Road
                    Enid, OK  73703

Tax Free            Schmitt Family Trust                     201,524   (Class A)         15.77%  (Class A)
  Bond Fund         P.O. Box 1566
                    Savannah, GA 31402

                    BHC Securities Inc.                       74,708   (Class A)          5.84%  (Class A)
                    2005 Market Street
                    Philadelphia, PA 19103

Money Market        New York Life Trust Company            5,970,580   (Class A)          7.54%  (Class A)
  Fund              Clients Accounts
                    51 Madison Avenue, Room 117A
                    New York, NY 10010

                    Calvin Fayard                          4,904,078   (Class A)          6.19%  (Class A)
                    APLC Clearing Account
                    519 Florida Boulevard
                    Denham Springs, LA 70726

Total Return        New York LIfe Trust Company            2,319,911   (Class A)         51.83%  (Class A)
  Fund              Clients Accounts
                    51 Madison Avenue, Room 117A
                    New York, NY 10010


----------------------

(1) This information, not being within the knowledge of the Trust, has been furnished by each of the above persons. Beneficial ownership is as defined under Section 13(d) of the Securities Exchange Act of 1934. Fractional Shares have been omitted.

(2) Mr. George Daoust, in connection with his position with NYLIFE Distributors, has the power to vote all of the shares shown in the above table owned by NYLIFE Distributors. Mr. Daoust disclaims beneficial ownership of such shares.


     NYLIFE Distributors Inc. is a corporation organized under the laws of Delaware. NYLIFE Distributors Inc. is a wholly owned subsidiary of NYLIFE Inc., and an indirect wholly owned subsidiary of New York Life Insurance Company.

CODE OF ETHICS

     The Trust has adopted a Code of Ethics governing personal trading activities of all Trustees, officers of the Trust and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Trust or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Trust or an Investment Sub-Adviser unless such power is the result of their position with the Trust or Investment Sub-Adviser. Such persons are generally required to preclear all security transactions with the Trust's Compliance Officer or his designee and to report all transactions on a regular basis. The Trust has developed procedures for administration of the Code.

                              FINANCIAL STATEMENTS

     The financial statements of the Capital Appreciation Fund, California Tax Free Fund, New York Tax Free Fund, Value Fund, Convertible Fund, Total Return Fund, High Yield Corporate Bond Fund, Government Fund (formerly the Government Plus Fund), Tax Free Bond Fund (formerly the MacKay-Shields MainStay Tax Free Bond Fund), International Bond Fund, International Equity Fund, Equity Index Fund and the Money Market Fund, including the Portfolio of Investments as of December 31, 1996, the Statement of Assets and Liabilities as of December 31, 1996, the Statement of Operations for the year ended December 31, 1996, the Statement of Changes in Net Assets for the years ended December 31, 1996 and 1995, the Notes to the Financial Statements and the Reports of Independent Accountants, all of which are included in the 1996 Annual Reports to the Shareholders are hereby incorporated by reference into this Statement of Additional Information. In addition, unaudited financial statements of each of the Funds including the Portfolio of Investments as of June 30, 1997, the Statement of Assets and Liabilities as of June 30, 1997, the Statement of Operations for the six months ended June 30, 1997, the Statement of Changes in Net Assets for the six months ended June 30, 1997 and the Notes to the Financial Statements, all of which are included in the June 30, 1997 Semi- Annual Reports to Shareholders, hereby incorporated by reference into the Statement of Additional Information.

        Audited financial statements for NYLIFE Inc. and its subsidiaries as of December 31, 1996, is included in this Statement of Additional Information.

                                                                          [LOGO]


                         NYLIFE INC. AND SUBSIDIARIES
                                (affiliates of
                       New York Life Insurance Company)
                       CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1996 AND 1995

                            1177 Avenue of the Americas   Telephone 212 596 7000
                                     New York, NY 10036   Facsimile 212 596 8910

                                                                          [LOGO]

PRICE WATERHOUSE LLP


April 15, 1997

To the Board of Directors and
Stockholder of NYLIFE Inc.

REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

We have audited the accompanying statutory basis consolidated statement of financial position of NYLIFE Inc. and its subsidiaries (affiliates of New York Life Insurance Company) as of December 31, 1996 and 1995, and the related statutory basis consolidated statements of operations, of changes in stockholder's equity and of cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the New York State Insurance Department for valuing companies owned by an insurer, which is a comprehensive basis of accounting other than generally accepted accounting principles. The effects on the financial statements of the variances between such practices and generally accepted accounting principles are described in
Note 2.

In our opinion, except for the effects of the matters described in the preceding paragraph, the financial statements referred to above present fairly, in all material respects, the financial position of NYLIFE Inc. and its subsidiaries at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

To the Board of Directors and
Stockholder of NYLIFE Inc.
Page 2
April 15, 1997



Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NYLIFE Inc. and its subsidiaries at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, on the basis of the accounting described in Note 2.

As described in Note 1, on January 1, 1996, New York Life Insurance Company combined certain of its group life and health indemnity insurance operations with a subsidiary of the Company. The combination has been treated as a transaction between entities under common control and, accordingly, the consolidated financial statements presented herein for periods prior to January 1, 1996 have been restated to reflect the combination as if it had occurred on January 1, 1994.


/s/ Price Waterhouse LLP

                          NYLIFE INC. AND SUBSIDIARIES
                          ----------------------------
                 (affiliates of New York Life Insurance Company)

                  CONSOLIDATED STATEMENT OF FINANCIAL POSITION
                  --------------------------------------------

                                                                                                    December 31,
                                                                                           -----------------------------
                                                                                                               (Restated)
                                                                                                1996              1995
                                                                                                ----              ----
                                                                                                    (in thousands)
                                                    ASSETS
                                                    ------

Cash and cash equivalents                                                                   $  369,810        $  302,780
Short-term investments                                                                              25             9,925
Premiums and accounts receivable less allowance for doubtful
     accounts of $4,042 and $5,642, respectively                                               477,317           303,843
Liquidation advance recoverable                                                                 64,431                 -
Interest and other receivables                                                                  60,318            74,580
Deferred distribution costs (net of accumulated amortization
    of $229,711 and $172,254, respectively)                                                    224,752           174,055
Investments:
    Common stocks                                                                                7,042             5,520
    Available for sale - bonds                                                                 200,442           611,644
    Held to maturity - bonds                                                                     2,311            33,763
    Insurance operations - bonds                                                                32,411            29,201
    Mortgage loans                                                                               6,769           116,963
    Real estate                                                                                100,374           108,664
    MainStay funds at fair value                                                                47,263            33,762
    Security alarm monitoring contracts held for sale                                           38,455                 -
     Security alarm monitoring contracts (net of accumulated amortization
      of $22,499)                                                                                    -            48,425
    Other investments and advances to affiliates                                               106,831           114,433
Statutory valuation of subsidiary in excess of GAAP net equity                                  99,527           406,834
Fixed assets (net of accumulated depreciation of $25,235 and
    $59,044, respectively)                                                                      89,371            72,925
Income taxes receivable                                                                         11,345             2,412
Receivable from New York Life Insurance Company                                                      -            82,172
Net deferred tax asset and other assets                                                        126,282           241,699
                                                                                            ----------        ----------
      Total assets                                                                          $2,065,076        $2,773,600
                                                                                            ==========        ==========

                                     LIABILITIES and STOCKHOLDER'S EQUITY
                                     ------------------------------------

Accrued HMO claims payable                                                                  $  229,802        $  290,734
Policy and claim reserves - accident and health                                                127,722           225,000
Policy and claim reserves - life                                                                67,657            95,885
Policyholder account balances and deposit funds                                                      -           304,214
Dividends payable to policyholders                                                              30,100            28,926
Payable to New York Life Insurance Company                                                      47,699                 -
Accrued expenses and other payables                                                            152,684           204,021
Payable on reinsurance assumed                                                                  26,507                 -
Medical group risk sharing and unearned premiums                                                54,270            53,626
Notes payable                                                                                  183,196           141,081
Net deferred tax liability and other liabilities                                               147,236           133,882
Accrued costs for liquidation of Limited Partnerships                                           10,404           137,000
                                                                                            ----------        ----------
      Total liabilities                                                                      1,077,277         1,614,369
                                                                                            ----------        ----------

Minority interest                                                                               89,533            26,252
Stockholder's equity:
    Common stock, par value $.10 per share (20,000 shares authorized,
      3,850 shares issued and outstanding) and additional paid-in capital                    1,066,921           946,546
    Accumulated deficit                                                                       (270,817)         (240,623)
    Investment valuation account                                                                99,527           406,834
    Net unrealized (losses) gains on available for sale investments (net of

    taxes of $(764) and $8,832, respectively)                                                   (1,215)           19,099
    Cumulative translation adjustment                                                            3,850             1,123
                                                                                            ----------        ----------
      Total stockholder's equity                                                               898,266         1,132,979
                                                                                            ----------        ----------
      Total liabilities and stockholder's equity                                            $2,065,076        $2,773,600
                                                                                            ==========        ==========
                             The accompanying notes are an integral part of these financial statments

                         NYLIFE INC. AND SUBSIDIARIES
                         ----------------------------
                (affiliates of New York Life Insurance Company)

                     CONSOLIDATED STATEMENT OF OPERATIONS
                     ------------------------------------

                                                                                             For the Years ended December 31,
                                                                                             -------------------------------
                                                                                                               (Restated)
                                                                                                               ----------
                                                                                        1996              1995              1994
                                                                                        ----              ----              ----
                                                                                                     (in thousands)
Revenues:
  Premium revenue - net                                                              $2,363,290        $2,146,107        $1,989,309
  Initial premiums on reinsurance assumed                                               478,145                 -                 -
  Fee income                                                                            988,957           762,149           541,101
  Interest and dividend income                                                           57,187           111,048           167,071
  Commission income                                                                      95,858            50,378            26,068
  Net realized and unrealized (losses) gains on investments                              (2,869)           (7,418)           43,928
  Realized gain on sale of interest in subsidiary                                       121,741                 -            34,574
  Equity in (loss) earnings of affiliates                                                  (699)              155             1,769
  Gain on issuance of additional shares by public subsidiary                             21,633                 -                 -
  Other income                                                                           20,936            12,282             3,708
                                                                                     ----------        ----------        ----------
  Total revenues                                                                      4,144,179         3,074,701         2,807,528
                                                                                     ----------        ----------        ----------
Expenses:

  HMO claims and capitation costs                                                     1,402,025         1,184,977         1,034,071
  Health, disability and death benefit claims                                           567,394           567,989           544,850
  Cost of prescription sales                                                            618,022           437,223           299,285
  Initial reserve transfer on reinsurance assumed                                       478,147                 -                 -
  Increase in policy reserves - life                                                     11,748            14,237            58,126
  Employee compensation                                                                 339,974           286,811           259,850
  Depreciation and amortization                                                         112,794           103,779            70,764
  Administrative charge from New York Life Insurance Company                             64,605            40,848            41,956
  Impairment of intangible asset                                                         28,830                 -                 -
  Interest                                                                               15,594            29,784            46,719
  Professional fees                                                                      38,407            32,822            26,792
  Selling expenses                                                                      123,413           118,637           162,001
  Rent expense                                                                           34,943            32,848            28,315
  Interest crediting expense                                                                  -            17,472            13,642
  Administrative and other expenses                                                     152,937           186,050           146,061
  Provision for liquidation of Limited Partnerships                                           -           137,000                 -
                                                                                     ----------        ----------       -----------
  Total expenses                                                                      3,988,833         3,190,477         2,732,432
                                                                                     ----------        ----------       -----------

Income (loss) before income taxes and minority
 interest                                                                               155,346          (115,776)           75,096
Income tax expense (benefit)                                                             76,325           (24,441)           22,435
                                                                                     ----------        ----------       -----------
Income (loss) before minority interest                                                   79,021           (91,335)           52,661
Minority interest                                                                        14,188             4,598             4,189
                                                                                    -----------       -----------       -----------
Net income (loss)                                                                    $   64,833       $   (95,933)       $   48,472
                                                                                    ===========       ============      ===========

                            The accompanying notes are an integral part of these financial statements.

                         NYLIFE INC. AND SUBSIDIARIES
                         ----------------------------
                (affiliates of New York Life Insurance Company)

          CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
           ---------------------------------------------------------
  For the years ended December 31, 1996, 1995 (Restated) and 1994 (Restated)



                                    Common                                 Net Unrealized
                                    Stock &                                Gains (Losses)
                                  Additional                  Investment    on Available        Cumulative          Total
                                    Paid-In     Accumulated   Valuation       for Sale         Translation      Stockholder's
                                    Capital       Deficit      Account       Investments        Adjustment         Equity
                                  ----------    -----------   ----------   --------------      -----------      -------------
                                                          (in thousands)
Balance at December 31, 1993
   as previously reported            $482,390     $(122,303)     $180,818    $         -           $3,880          $544,785
Effect of business combination
   (Note 1)                                 -        55,376             -              -                -            55,376
                                   ----------   -----------    ----------    -----------        ---------       -----------
Balance at December 31, 1993
   as restated                        482,390       (66,927)      180,818              -            3,880           600,161

Capital contributions                 127,913             -             -              -                -           127,913
Return of capital                     (11,230)            -             -              -                -           (11,230)
Dividends                                   -       (72,946)            -                               -           (72,946)
Cumulative translation
   adjustment                               -             -             -              -           (1,917)          (1,917)
Statutory valuation of subsidiary
  in excess of GAAP net equity              -             -       108,895              -                -           108,895
Other equity adjustments                    -       (10,768)                                                        (10,768)
Net unrealized losses on available
   for sale investments                     -             -             -        (26,213)               -          (26,213)
Net income                                  -        48,472             -              -                -           48,472
                                   ----------    ----------  ------------   ------------        ---------       ----------
Balance at December 31, 1994          599,073      (102,169)      289,713        (26,213)           1,963          762,367

Capital contributions                 347,473             -             -              -                -          347,473
Dividends                                   -       (41,900)            -              -                -          (41,900)
Cumulative translation adjustment           -             -             -              -             (840)            (840)
Statutory valuation of subsidiary
   in excess of GAAP net equity             -             -       117,121              -                -          117,121
Other equity adjustments                    -          (621)            -              -                -             (621)
Net unrealized gains on available
   for sale investments                     -             -             -         45,312                -           45,312
Net loss                                    -       (95,933)            -              -                -          (95,933)
                                   ----------    ----------  ------------      ---------       ----------       ----------
Balance at December 31, 1995          946,546      (240,623)      406,834         19,099            1,123        1,132,979

Effect of business combination

   (Note 1)                                 -       (88,130)            -        (17,375)               -         (105,505)

Capital contributions                 120,375             -             -              -                -          120,375
Change in prior year's retained
   earnings                                 -        (7,102)            -              -                -           (7,102)
Cumulative translation adjustment           -             -             -              -            2,727            2,727
Statutory valuation of subsidiary
   in excess of GAAP net equity             -             -      (307,307)             -                -         (307,307)
Other equity adjustments                    -           205             -              -                -              205
Net unrealized losses on available
   for sale investments                     -             -             -         (2,939)               -           (2,939)
Net income                                  -        64,833             -              -                -           64,833
                                   ----------    ----------   -----------    -----------       ----------      -----------
Balance at December 31, 1996       $1,066,921     $(270,817)     $ 99,527       $ (1,215)         $ 3,850        $ 898,266
                                   ==========     ==========     ========       =========         =======        =========

                               The accompanying notes are an integral part of these financial statements.

                         NYLIFE INC. AND SUBSIDIARIES
                         ----------------------------
                (affiliates of New York Life Insurance Company)

                     CONSOLIDATED STATEMENT OF CASH FLOWS
                     ------------------------------------
                     Increase in Cash and Cash Equivalents




                                                                                           For the Years ended December 31,
                                                                                           --------------------------------
                                                                                                              (Restated)
                                                                                   1996               1995                 1994
                                                                                   ----               ----                 ----
                                                                                                (in thousands)
Cash flow from operating activities:
   Net income (loss)                                                           $   64,833           $ (95,933)         $   48,472
   Adjustments to reconcile net income to net cash
     provided by operating activities:
       Depreciation and amortization                                              112,794             104,679              70,889
       Impairment of intangible assets                                             28,830                   -                   -
       Insurance reserves                                                          11,748              24,370              69,912
       Gain on sale of shares of subsidiary                                      (121,741)                  -             (27,788)
         Net realized and unrealized losses (gains)                                 2,869               9,870             (43,608)
       Equity in loss (earnings) of affiliates                                        699                (155)             (1,769)
       Provision for deferred income tax expense (benefit)                         87,295             (41,969)               (494)
       Minority interest                                                           14,188               4,598               4,189
       Gain on issuance of additional shares by public subsidiary                 (21,633)                  -                   -
       Other                                                                        1,467                  50               5,821

   Change in assets and liabilities:
       (Decrease) increase in bank overdrafts                                           -             (53,538)             53,538
       Increase in premiums and accounts receivable                              (206,586)            (95,884)            (11,628)
       (Increase) decrease in interest and other receivables                      (67,627)              3,632              (2,750)
       Increase in liquidation advance recoverable                                (64,431)                  -                   -
       Increase in deferred distribution costs and other assets                  (141,565)            (93,479)            (89,960)
       Increase in accrued expenses and other payables                            170,133              11,457              74,458
       (Decrease) increase in accrued costs for liquidation of Limited
                 Partnership                                                     (126,596)            137,000                   -
       Increase (decrease) in payable to New York Life Insurance Company           28,970             (19,266)             12,249
       Increase (decrease) in policy and claim reserves                           143,096              (6,194)              1,707
       Increase (decrease) in interest payable                                        211              (3,218)                 (9)
       (Increase) decrease in income taxes receivable                             (57,330)                307             (30,551)
                                                                               ----------         -----------          ----------

Net cash (used in) provided by operating activities                              (140,376)           (113,673)            132,678
                                                                               ----------         -----------          ----------

Cash flow from investing activities:
   Capital expenditures                                                           (51,450)            (44,854)            (30,669)
   Proceeds from sale of investments                                              209,383             857,479           1,252,103
   Purchase of investments                                                       (229,664)           (534,761)         (1,381,194)
   Sale of interest in subsidiaries, net of cash sold                             138,497                   -              34,574
   Acquisition of subsidiaries, net of cash acquired                              (14,843)            (15,765)            (59,934)
   Payments received on investments                                                46,423               6,992              45,231
   Other                                                                            3,552               3,121              (3,373)
                                                                               ----------           ---------         ------------

Net cash provided by (used in) investing activities                            $  101,898           $ 272,212         $  (143,262)
                                                                               ----------           ---------         ------------



                            The accompanying notes are an integral part of these financial statements.

                         NYLIFE INC. AND SUBSIDIARIES
                         ----------------------------
                (affiliates of New York Life Insurance Company)

                 CONSOLIDATED STATEMENT OF CASH FLOWS (cont.)
                 --------------------------------------------
                     Increase in Cash and Cash Equivalents

                                                                           For the Years ended Daecember 31,
                                                                           ---------------------------------
                                                                                                     (Restated)
                                                                                                     ----------
                                                                        1996                 1995                 1994
                                                                        ----                 ----                 ----
                                                                                        (in thousands)
Cash flow from financing activities:
   Capital contributions                                               $97,784             $160,752             $114,226
   Dividends paid                                                      (35,250)             (32,584)             (23,002)
   Borrowings net of repayments under line of credit agreements         53,378               20,342              (72,896)
   Payments applied against capital leases                                (779)              (1,107)              (1,251)
   Proceeds from issuance of debt                                            -               24,521              104,730
   Principal repayment of debt                                         (12,536)            (310,644)             (32,251)
   Proceeds from issuance of shares by public subsidiary                52,592                    -               (3,499)
   Other (Note 16)                                                     (52,839)              21,309              (36,459)
                                                                       --------           ---------             --------

Net cash provided by (used in) financing activities                     102,350            (117,411)              49,598
                                                                       --------           ---------             --------

Effect of exchange rates on cash                                          3,158                (339)               4,997
                                                                       --------           ---------             --------
Net increase in cash and cash equivalents                                67,030              40,789               44,011

Cash and cash equivalents at beginning of period                        302,780             261,991              217,980
                                                                       --------           ---------             --------
Cash and cash equivalents at end of period                             $369,810           $ 302,780             $261,991
                                                                       ========           =========             ========






                            The accompanying notes are an integral part of these financial statements.

                         NYLIFE INC. AND SUBSIDIARIES
                         ----------------------------
                (AFFILIATES OF NEW YORK LIFE INSURANCE COMPANY)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  ------------------------------------------
                       DECEMBER 31, 1996, 1995 AND 1994


NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS
-------------------------------------------------

The accompanying financial statements reflect the consolidation of NYLIFE Inc. ("NYLIFE" or the "Company"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), and its subsidiaries, each of which is wholly-owned, except as noted:

           Aegis Technologies, Inc. ("Aegis"), 94% owned
           Eagle Strategies Corp. ("Eagle")
           Greystone Realty Corporation ("Greystone")
           MacKay-Shields Financial Corporation ("MacKay-Shields")
           Monitor Capital Advisors, Inc.
           MSC Holding, Inc. ("MSC"), 85% owned
           New York Life Benefit Services Company, Inc. ("Benefit Services") New York Life Capital Corporation ("Capital Corp.")
           New York Life International Investment Inc. ("NYL International")
             NYL Management Limited, formerly Quorum Capital Management Monetary Research Limited ("MRL")
           New York Life Irrevocable Trust of 1996 ("Trust")
             New York Life Settlement Corporation ("NYLSET")
           New York Life Worldwide Holding, Inc. ("Worldwide")
           NYLCO, Inc.
           NYLICO, Inc. ("NYLICO")
           NYLIFE Administration Corp. ("NYLACOR")
           NYL Trust Company ("NYL Trust")
           NYLIFE Depositary Corporation ("Depositary")
           NYLIFE Distributors Inc. ("NYLIFE Distributors")
           NYLIFE Equity Inc. ("NYLIFE Equity")
           NYLIFE Funding Inc. ("NYLIFE Funding")
           NYLIFE HealthCare Management Inc. ("NYLIFE HealthCare"),
             NYLCare Health Plans ("NYLCare"), formerly Sanus Corp. Health Systems Express Scripts Inc. ("ESI"), 46% owned
           NYLIFE Realty Inc. ("NYLIFE Realty")
           NYLIFE Refinery Inc. ("NYLIFE Refinery")
           NYLIFE Resources Inc. ("NYLIFE Resources")
           NYLIFE Securities Inc. ("NYLIFE Securities")
           NYLIFE SFD Holding, Inc.("SFD Holding"), formerly NAFCO, Inc. Auto
             Funding II, LP, formerly NAFCO Auto Funding, LP
           NYLINK Insurance Agency Corporation ("NYLINK")
           NYLTemps Inc.

NYLIFE Inc., through its subsidiaries, offers health insurance, managed care and related products and services, life insurance in certain international markets and investment management, mutual fund, securities brokerage and pension products and services. Through its health care related subsidiaries, primarily NYLCare and ESI, the company develops and manages health maintenance organizations ("HMOs"), markets mail order prescriptions and provides pharmacy claims processing services and offers indemnity health insurance products and ancillary coverages such as group life and disability insurance. HMO's are established under the individual practice association model and provide comprehensive health care to their members for a fixed monthly fee. Although indemnity products are offered throughout the United States through the Company's group sales offices, HMO's are centered in Texas, Washington, D.C., New York, New Jersey and Illinois.

International operations are conducted through Worldwide, which markets life insurance and related products and services through joint ventures and equity investments in Hong Kong, Korea, Indonesia, Mexico, Argentina, Bermuda and the United Kingdom. Asset management operations primarily consist of institutional asset management and mutual fund related products and services offered through MacKay-Shields and the Mainstay Funds. Securities brokerage and mutual fund distribution and administration services are conducted through NYLIFE Securities and NYLIFE Distributors and pension and 401(k) products and services are offered through Benefit Services and NYL Trust.

BUSINESS COMBINATION:

NYLCare was established on January 1, 1996 when New York Life combined certain of its existing group life and health indemnity insurance operations with those of Sanus Corp. Health Systems, an indirect wholly-owned managed care subsidiary of New York Life, and renamed the company. Concurrently, New York Life also transferred its ownership in New York Life and Health Insurance Company (NYLHIC), a wholly-owned life insurance subsidiary, to NYLCare.

Also on January 1, 1996, NYLHIC entered into a modified coinsurance agreement through which it assumed the risk on 90% of New York Life's group life and health indemnity insurance business. Under the terms of the agreement, NYLHIC assumes the risk for group life and health policies issued by New York Life; however, New York Life retains the claim and policy reserves as well as the related assets. The group life and health indemnity business will continue to be written by New York Life and reinsured to NYLHIC until approval is granted by various state insurance departments for NYLHIC to directly market such business.

For purposes of these financial statements, the combination has been treated as a transaction between entities under common control and, accordingly, financial statements presented for periods prior to January 1, 1996 have been restated to include the assets, liabilities and operations of New York Life's group life and health indemnity business during these periods. The approximate effects of restatement are as follows: an increase in net income of $14,175,000 and $18,579,000 for the years ended December 31, 1995 and 1994, respectively, and an increase in total assets of $877,013,000 and an increase in stockholder's equity of $105,505,000 as of December 31, 1995.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

The accompanying statutory basis consolidated financial statements have been prepared on the basis of accounting practices prescribed or permitted by the New York State Insurance Department for valuing common stocks of subsidiaries (New York statutory basis of accounting), which is a comprehensive basis of accounting other than generally accepted accounting principles ("GAAP").

Prior to 1996 the New York statutory basis of accounting was considered GAAP for mutual life insurance companies and their wholly-owned subsidiaries. Accordingly, the Company's life insurance operations, which were presented on the New York statutory basis of accounting, were described as presented in accordance with GAAP. However, in April 1995, the Financial Accounting Standards Board issued Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises", which established a different definition of GAAP for mutual life insurance companies and their subsidiaries. Under this Interpretation, financial statements for mutual life insurance companies and their subsidiaries, which are presented on the statutory basis of accounting, can no longer be characterized as in conformity with GAAP.

The New York statutory basis of accounting for insurance subsidiaries varies from those prepared under GAAP primarily as follows: (1) the costs relating to acquiring business, principally commissions and certain policy issuance expenses, are charged to income in the year incurred, whereas under GAAP, they would be deferred and amortized over the periods benefited; (2) policy reserves are based on different assumptions than under GAAP and dividends on participating policies are provided when approved by the Board of Directors, whereas under GAAP, they are provided when credited to the policies; (3) policy reserves are recorded net of reinsurance, whereas under GAAP, such amounts are reported gross; (4) the excess of purchase price over statutory net assets acquired is charged to stockholder's equity in the year of acquisition, whereas under GAAP, an intangible asset is established and amortized over a period of 15 to 25 years; (5) investments in bonds are generally carried at amortized cost, whereas under GAAP, investments in bonds which are considered available for sale or held for trading are generally carried at market value, with changes in market value charged against equity or reflected in earnings; (6) certain assets are considered 'non-admitted' and excluded from the statement of financial position, whereas they are included under GAAP; (7) joint ventures and minority stock investments are stated at the value of their underlying statutory net assets, whereas under GAAP, such investments are stated on the equity basis; and
(8) deferred federal income taxes are not provided for as they are under GAAP.

In addition, goodwill arising from the purchase of non-insurance subsidiaries is amortized over a period not to exceed ten years. Under GAAP, this goodwill would be amortized over a period of 15 to 25 years. In 1993, New York Life received authorization from the New York State Insurance Department to adopt approximate market value as the carrying value for its investment in Express Scripts Inc., a publicly traded 46% owned subsidiary of NYLIFE HealthCare. This practice is not recognized under GAAP.

The approximate effects on the financial statements of the variances between the practices described in the preceding paragraphs and generally accepted accounting principles are as follows: a decrease in net income of $17,000,000, $2,000,000 and $46,000,000 for the years ending December 31, 1996, 1995 and
1994, respectively, and an increase in total assets of $4,000,000 and a decrease in total assets of $300,000,000, and a decrease in stockholder's equity of $4,000,000 and $320,000,000 as of December 31, 1996 and 1995, respectively.

The consolidated statement of operations reflects the activities of purchased subsidiaries from the acquisition date through the respective year-end date. Intercompany accounts and transactions have been eliminated.

FEE INCOME:

The Company through its subsidiaries receives fees for services provided under agreements with its clients. The Company accrues fee income when earned. Additionally, the Company derives monitoring revenues from customer payments for alarm monitoring services. The Company recognizes revenue as the monitoring services are provided.

FOREIGN CURRENCY TRANSLATION:

Assets and liabilities denominated in foreign currency have been translated into U.S. dollars at the respective year end exchange rates. Operating results are translated at the average exchange rates for the year. Foreign currency translation gains and losses are credited or charged directly to the Cumulative Translation Adjustment account in stockholder's equity. The change in the Cumulative Translation Adjustment account is due to the current year effect of the translation adjustment. Foreign currency transaction gains and losses are included in net income.

CASH AND CASH EQUIVALENTS:

Cash equivalents are short-term, highly liquid investments that are readily convertible to known amounts of cash and have original maturities at purchase of three months or less. The carrying value of cash and cash equivalents approximates fair value.

ACCOUNTS RECEIVABLE:

The carrying value of accounts receivable at December 31, 1996 and 1995 approximates fair value.

DEFERRED DISTRIBUTION COSTS:

Deferred distribution costs relate to commission expenses and certain other costs related to the distribution of MainStay Funds which have a contingent deferred sales charge, and are deferred and amortized over a six year period on a straight-line basis, adjusted for related contingent deferred sales charge income earned.

INVESTMENTS:

Short-term investments are carried at cost which approximates fair value. Common stocks are stated at market value. At December 31, 1996 and 1995, bonds, other than those associated with insurance operations, are either classified as held to maturity and are reported at amortized cost or classified as available for sale and are reported at estimated fair value, with unrealized gains and losses reported as a separate component of stockholder's equity, net of deferred tax. The investment in the MainStay Funds is primarily held by NYLIFE Securities and NYLIFE Distributors, broker-dealers, and in accordance with specialized accounting practices in their industry, is recorded at fair value, with unrealized gains and losses included in income.

Mortgage loans are generally stated at the aggregate principal balance due, except when in management's opinion collection of the loan is doubtful, in which case the loan is written down to the appraised value of the underlying property. Such writedowns are recorded as net losses on investments. Interest income is recorded on the accrual basis, except where collection is 90 days past due or is considered uncertain. Real estate acquired through foreclosure is valued at the lower of the mortgage loan carrying value or the appraised (fair market) value of the property at the time of foreclosure plus certain directly related expenses. Any excess of the carrying value of the loan over the appraised value is recorded as a realized loss. Prior to December 30, 1996, alarm monitoring contracts were recorded at cost net of accumulated amortization. Effective on this date, such contracts are recorded at the lower of carrying value or fair value less cost to sell and the amortization of the contracts has been discontinued (see Note 4). Investments in limited partnerships are generally accounted for under the equity method of accounting. Under this method, net earnings or losses are included in income currently.

FAIR VALUES OF FINANCIAL INSTRUMENTS:

Fair values of various assets and liabilities are included throughout the notes to financial statements. Specifically, fair value disclosure of bonds, mortgage loans, real estate and the investment in the

MainStay Funds is reported in Note 6, and fair value disclosure of notes payable is reported in Note 9. Fair values of bonds and the investment in the MainStay Funds are based on published or quoted market values, respectively. Fair value of mortgage loans is estimated based on discounted cash flow analyses prepared for each loan using interest rates approximating the current rates for new mortgages with similar remaining maturities.

FIXED ASSETS:

Fixed assets are recorded at cost and are depreciated over the estimated useful lives of the assets, generally 3 to 10 years, using the double-declining balance and straight-line methods of depreciation.

INTANGIBLE ASSETS:

Intangible assets primarily consist of goodwill arising from acquisitions. Goodwill, which represents the cost in excess of the value assigned to net assets acquired in connection with acquisitions, is being amortized over 10 years, unless deemed to be impaired, in which case it is written off to the extent considered unrecoverable (see Note 4).

PREMIUM REVENUE RECOGNITION:

Premium revenue for indemnity health insurance and managed health care and other ancillary coverage is recorded as income over the premium paying period of the policies. Revenue on premiums collected in advance is deferred.

Revenues from dispensing prescription and non-prescription medical products from ESI's mail service pharmacies are recorded upon shipment. Revenue from sales of prescription drugs by pharmacies in ESI's nationwide network and pharmacy claims processing revenues are recognized when the claims are processed. When ESI has an independent contractual obligation to pay its network pharmacy providers for benefits provided to members of its clients' pharmacy benefit plans, ESI includes payments from plan sponsors for these benefits as prescription sales and fees and payments to these pharmacy providers in cost of prescription sales. If ESI is only administering the plan sponsors' network pharmacy contracts, ESI records fees derived from ESI's contracts with plan sponsors as net revenue.

CLAIMS, BENEFITS AND CAPITATION COSTS:

Claims and benefits include estimates of payments to be made on individual claims for medical and ancillary services and for death benefits. The cost of claims incurred but not reported is estimated using actuarial techniques based on current membership statistics, current utilization and historical claims data and trends. These estimates are continually reviewed and revised as changes in these factors occur and revisions are reflected in the current year's statement of income. Capitation costs represent monthly charges paid to participating physicians as compensation for providing continuing medical care.

COST OF PRESCRIPTION SALES:

Costs of prescription sales includes product costs, pharmacy claims payments and other direct costs associated with dispensing prescription and non-prescription medical products and claims processing operations, offset by fees received from pharmaceutical manufacturers in connection with ESI's drug purchasing and formulary management programs.

POLICYHOLDER ACCOUNT BALANCES AND DEPOSIT FUNDS:

Policyholders' account balances for investment-type contracts and dividends and policy proceeds deposited with the Company are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. Dividends and policy proceeds deposited with the Company consist of dividend accumulations and supplementary contracts without life contingencies. The statement value for these liabilities approximates fair value.

DIVIDENDS PAYABLE TO POLICYHOLDERS:

The liability for dividends payable to policyowners consists principally of dividends earned as of the statement date. The allocation of dividends is determined by means of formulas which reflect the relative contribution of each group of policies to the results of operations.

ACCRUED EXPENSES AND OTHER PAYABLES:

The carrying value of accrued expenses and other payables at December 31, 1996 and 1995 approximates fair value.

MEDICAL GROUPS' RISK SHARING:

NYLCare compensates primary care physicians on a capitation basis. NYLCare has in place an incentive program whereby primary care physicians are eligible to receive a bonus based on quality and cost utilization criteria. An accrual is made for the estimate of the amount of bonus which will be paid to medical care providers based upon quality cost utilization criteria.

NYLCare also has risk contracts with provider groups covering certain medical services. To the extent medical expenses differ from budget, NYLCare and the providers share any savings or deficit as defined in the contracts.

NOTE 3 - BUSINESS RISKS AND UNCERTAINTIES:
-----------------------------------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

At December 31, 1996, the Company's investments were comprised of common stock, bonds, real estate properties and mortgage loans. Significant changes in prevailing interest rates and geographic conditions may adversely affect the timing and amount of cash flows on such investments, as well as their related values. In addition, the value of these investments is often derived from an appraisal, an estimate or opinion of value. A significant decline in the market value of these investments could have an adverse affect on the Company's balance sheet.

During 1993, New York Life received authorization from the New York State Insurance Department to adopt approximate market value as the carrying value for its investment in ESI. Accordingly, the Company recorded adjustments of $99,527,000 and $406,834,000 for the statutory valuation of ESI in excess of its GAAP net equity at December 31, 1996 and 1995, respectively. These adjustments are included as a component of stockholder's equity. Based upon the market value of ESI's common stock at April 11, 1997, the amount of the statutory valuation of subsidiary in excess of GAAP net equity was approximately $94,036,000. A significant decline in the value of this stock could have an adverse effect on the Company's stockholder's equity.

As providers of life and health insurance products, the operating results of certain subsidiaries in any given period depend upon estimates of policy reserves required to provide for future policyholder benefits. The development of policy reserves for the products of these companies requires management to make estimates and assumptions regarding mortality, morbidity, health care costs, lapses, expenses and investment experience. Such estimates, including provisions for incurred but not reported claims, are primarily based on historical experience and, at times, the specific requirements of local insurance regulators. Actual results could differ from these estimates. Management monitors actual experience, and, where circumstances warrant, revises its assumptions and the related estimates of policy reserves and claim liabilities.

As substantially all of the net assets of Worldwide's subsidiaries are held in foreign countries, there is a potential for adverse impact on net assets arising from economic and political changes in these countries.

NOTE 4 - CHANGES IN ACCOUNTING PRINCIPLES
-----------------------------------------

NYLCARE:

During 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard No. 121 ("SFAS 121"), "Accounting for the Impairment of Long-lived Assets to be Disposed Of," which is effective for the fiscal years beginning after December 15, 1995. SFAS 121 establishes accounting standards for the impairment of long-lived assets, certain identifiable intangibles and goodwill related to those assets to be held and used and for long-lived assets and certain identifiable intangibles to be disposed of.

In connection with the adoption of SFAS 121 in 1996, NYLCare determined that continuing operating losses of certain subsidiaries which perform administrative services for physician groups, were indicators of potential impairment. The estimated undiscounted cash flows anticipated from these subsidiaries indicated that a write-down of the goodwill related to these subsidiaries was required under SFAS 121. As a result of the above, approximately $28,830,000 of goodwill and other intangibles was written off in 1996.

SFD HOLDING AND DEPOSITARY:

On December 30, 1996, Westinghouse Electric Corporation ("Westinghouse") (the servicer of the security alarm contracts) sold its security alarm business to WestSec Inc. As part of this transaction, NYLIFE Structured Asset Management Company Ltd. ("SAMCO", a subsidiary of SFD Holding - 83% and Depositary -17%), Westinghouse, WestSec Inc. and an affiliate of WestSec Inc. entered into a Consent, Assignment, Assumption, and Modification Agreement ("the Consent Agreement"). In connection with the Consent Agreement, WestSec has committed to purchase, and SAMCO has committed to sell, the security alarm contracts ("the Contracts") securing each series of notes used to finance the acquisition of the Contracts at fixed dates in the future for a determinable price. In accordance with SFAS 121, SAMCO has reported such Contracts at the lower of carrying amount or fair value less cost to sell and has discontinued amortization of the Contracts effective December 30, 1996.

ESI

CONTRACTUAL AGREEMENTS:

ESI enters into corporate alliances with certain of its clients whereby shares of ESI's class A common stock are awarded as advance discounts to the client. Prior to December 15, 1995, the stock is valued utilizing the quoted market value at the date the agreement is consummated if the number of shares to be issued is known. If the number of shares to be issued is contingent upon the occurrence of future events, the stock is valued utilizing the quoted market value at the date the contingency is satisfied and the number of shares is determinable. The value of the shares of stock awarded as advance discounts is recorded as a deferred cost and included in other assets. The deferred cost is recognized in selling, administrative and other expenses over the period of the contract.

In October 1995, the Financial Accounting Standards Board issued Statement 123, "Accounting for Stock-Based Compensation" ("SFAS 123"), effective for all stock issued to non-employees subsequent to December 15, 1995. SFAS 123 requires that all stock issued to non-employees be accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued instead of the intrinsic value method utilized for stock issued or to be issued under alliances entered into prior to December 15, 1995. ESI has adopted SFAS 123 as it relates to stock issued under alliances consummated subsequent to December 15, 1995, based on fair value at the date the agreement is consummated.

ACCOUNTING FOR STOCK-BASED COMPENSATION:

ESI accounts for employee stock options in accordance with Accounting Principles Board No. 25 (APB 25), "Accounting for Stock Issued to Employees." Under APB 25, ESI applies the intrinsic value method of accounting and, therefore, does not recognize compensation expense for options granted, because options are only granted at a price equal to market value at the time of grant. SFAS 123 prescribes the recognition of compensation expense based on the fair value of options determined on the grant date. However, SFAS 123 grants an exception that allows companies currently applying APB 25 to continue using that method. ESI has, therefore, elected to continue applying the intrinsic value method under APB 25.

NOTE 5 - ACQUISITIONS AND DISPOSITIONS
--------------------------------------

NYLIFE HEALTHCARE:

During 1996 and 1995, NYLIFE Inc. paid $7,076,000 and $10,800,000, respectively, to the three original Founders of NYLIFE HealthCare to purchase their remaining NYLIFE HealthCare shares in accordance with their Termination, Severance and Stock Buyback Agreements. Subsequent to the purchase of these shares, NYLIFE's ownership of NYLIFE HealthCare increased to 100%.

During 1995 and 1994, NYLCare completed four acquisitions for cash, as described below. Each transaction was accounted for as a purchase and accordingly, the purchase price was allocated to the fair values of assets acquired and liabilities assumed. The remaining excess of the purchase price over such fair values was allocated to goodwill. The operating results of each acquisition have been included in consolidated net income of the Company from the date of acquisition.

           In July 1995, NYLCare acquired the minority shareholder's interest in Lonestar Holding Company for approximately $4,100,000 in cash. As a result of the transaction, the Houston HMO became a wholly-owned subsidiary of NYLCare. Goodwill related to the purchase of approximately $2,700,000 is being amortized over an estimated useful life of 10 years.

           In November 1994, NYLCare purchased 100% of the outstanding stock of The Ethix Corporation, which included 13% owned by NYLIFE, for a purchase price of approximately $32,900,000. The fair values of assets acquired and liabilities assumed were $25,800,000 and $16,200,000, respectively. Goodwill of approximately $23,300,000 related to the purchase is being amortized over an estimated useful life of 10 years. The acquisition agreement provides for additional consideration to be paid based on membership increases over the five year period ending November 1999. No such amounts were incurred through 1996.

           In June 1994, NYLCare acquired certain assets and assumed certain liabilities of two partnerships which performed administrative services for a physician group in the New York City metropolitan area. Cash paid totaled $10,000,000 plus the assumption of an excess of the fair value of liabilities over assets acquired of $17,200,000. Goodwill associated with the acquisition of $27,200,000 is being amortized over an estimated useful life of 10 years.

           In May 1994, NYLCare purchased the remaining 12% minority interest in Avanti Health Systems. The entire purchase price of $10,000,000 was allocated to goodwill, which was being amortized over an estimated useful life of 10 years, but was written off in 1996 under SFAS 121.

In April 1996, ESI completed a public offering of 1,150,000 shares of Class A common stock and received $52,592,000 in net proceeds. NYLIFE HealthCare recognized a pre-tax gain of $21,633,000, representing the difference between NYLIFE HealthCare's interest in the net assets of ESI immediately after the public offering and the historical book value of its investment in ESI. As part of the same stock offering, NYLIFE HealthCare converted 2,990,000 shares of ESI Class B Common Stock to Class A Common Stock. Net proceeds from the sale totaled $138,497,000 and a pre-tax gain of approximately $121,741,000 was recognized. As a result of these transactions, NYLIFE HealthCare's ownership of ESI decreased from 70% to 46% and its voting stock from 96% to 90%.

WORLDWIDE HOLDING
UNITED KINGDOM:

On December 22, 1994, New York Life UK Limited ("NYLUK"), a wholly-owned subsidiary of New York Life Worldwide Holding, Inc., sold 68.75% of the common stock of its wholly-owned subsidiary, Windsor Life Assurance Company Ltd., to outside investors. Also during December, 1994, NYLUK and the new stockholders of Windsor Life exchanged all of their common stock of Windsor Life for common stock of Life Assurance Holding Corporation Limited ("LAHC"), a new holding company. NYLUK is party to the Warranty Indemnity Deed (guaranteed by Worldwide) relating to the sale of the common stock of Windsor Life. Under the terms of this deed, NYLUK has undertaken to indemnify the outside investors against liabilities, costs and expenses incurred with regard to specified matters. Any claims under the deed require NYLUK to subscribe for deferred shares in LAHC at par value. Management believes that adequate provision has been made for potential claims that may arise.

The total income, total benefits and expenses and realized gains on investments of Windsor Life presented in the Consolidated Statement of Operations during 1994 amounted to $212,326,000, $259,151,000 and $58,617,000, respectively.

Dividend income earned by NYLUK on it's investment in LAHC during the year ended December 31, 1996, amounted to $3,673,000.

NYL BENEFIT SERVICES COMPANY, INC.

Effective June 6, 1994, NYLIFE acquired Benefit Services, a provider of consulting, administrative, actuarial, communications and investment advisory services for employee benefit plan sponsors, with an initial cash payment of $8,000,000, plus a series of future cash payments, exercisable from the fifth to tenth year. The future cash payments are based on the joint assets of New York Life and its affiliates related to the Company's 401(k) Complete product. Approximately $6,640,000 of the original purchase price plus $1,800,000 of the estimated future cash payments has been allocated to goodwill, which is being amortized over an estimated useful life of 10 years.

MSC HOLDING, INC.

During 1995, the assets of the Health and Investment Divisions were sold to Meritech, a subsidiary of Summit Technologies and Melson Technologies, an indirect subsidiary of Aegon Insurance, respectively. Meritech purchased the Health Division assets for approximately $750,000 which included contracts, licenses, equipment and various receivables. Melson Technologies purchased the Investment Division assets for a contingent purchase price of $3,500,000. $1,000,000 of the purchase price is guaranteed and is expected to be received by MSC within three years. As of December 31, 1996, $77,000 has been received. The remaining $2,500,000 is contingent upon the amount of licensing fees the buyers receive over the next 10 years relating to the SMS Investment System, which is currently under development. A total gain of approximately $1,695,000 was recognized on these transactions.

NEW YORK LIFE CAPITAL CORP.

New York Life Capital Corp. was incorporated in Delaware in June 1995. Capital Corp's activities will primarily consist of issuing commercial paper and borrowing from other sources for the purpose of making loans to New York Life and its affiliates. Capital Corp. has not yet commenced operations.

NYLINK INSURANCE AGENCY CORPORATION

NYLINK Insurance Agency Corporation was incorporated in Delaware in November 1996. NYLINK's activities will primarily consist of the facilitation of sales of non-proprietary insurance products by New York Life registered representatives. NYLINK has not yet commenced operations.

NYL TRUST COMPANY

NYL Trust was incorporated in New York on February 2, 1995 as a limited purpose trust company chartered by the New York State Banking Department to act as a fiduciary for pension, profit sharing and other employee benefit plans. NYL Trust's responsibilities include acting as a trustee or custodian for 401(k) plans and Individual Retirement Accounts.

NYL MANAGEMENT LTD.

On June 18, 1996, Quorum Capital Management Ltd. ("Quorum") transferred its assets and business operations to Westdeutsche LandesBank (West LB) for approximately $1,125,000. A gain of approximately $969,000 has been recognized on this transaction. Quorum subsequently changed its name to NYL Management Ltd. and substantially ceased on-going operations.

AUTO FUNDING II, LP

NAFCO Auto Funding L.P. ("Funding") was organized as a limited partnership in 1993. Depositary was the general partner and SFD Holding was the limited partner. On August 15, 1996, Funding assigned all of its financial assets and liabilities to Auto Funding II L.P. ("Funding II"), a limited partnership with an ownership structure identical to Funding. Subsequent to the assignment of assets to Funding II, Depositary and SFD Holding sold their interests in Funding to an unaffiliated third party. Consideration for the sale of Funding included $200,000 in cash and $2,000,000 of 6% cumulative preferred stock and 10% of the common stock of NAFCO Holding Company, Inc., a subsidiary of the purchaser. The cumulative preferred stock is redeemable under various circumstances, but in any event within 10 years.

NYLIFE EQUITY AND NYLIFE REALTY

In 1995, New York Life, NYLIFE, and certain other affiliated and unaffiliated entities, entered into a Stipulation of Settlement (the "Settlement Agreement") of a class action lawsuit related to the sale of units in, and the operation of, the Company's proprietary limited partnership programs. In connection with the Settlement Agreement, New York Life announced a plan to dissolve the partnership programs (the "Plan"), contingent upon the consent of the Limited Partnership Investors (the "Investors"). In 1995, NYLIFE recorded a provision of $137,000,000 to reflect the estimated costs of discontinuing the partnership operations and certain claims in connection therewith, including settlement of the class action lawsuit. Both the Settlement Agreement and the Plan were approved during 1996.

Pursuant to the Plan, NYLIFE Equity and NYLIFE Realty, as liquidators, have commenced the process of winding up the partnership programs. Substantially all of the property interests of the partnership programs were sold prior to December 31, 1996. As of December 31, 1996, pursuant to the Settlement Agreement, NYLIFE has advanced $174,000,000 to the Investors and has paid $35,397,000 to other unaffiliated entities for costs of the liquidation, primarily from proceeds from a $200,000,000 line of credit with New York Life. In exchange for advances received under the Settlement Agreement, each Investor granted a security interest to NYLIFE (up to the amount of advances) in any future distributions from liquidation of the partnerships. Through December 31, 1996, the Company has recovered $18,734,000 from liquidating dividends and has a liquidation advance recoverable of $64,431,000 as of December 31, 1996.

NEW YORK LIFE IRREVOCABLE TRUST

On February 13, 1996, The New York Life Irrevocable Trust of 1996, (the "Trust") was created to hold the stock of NYLSET. NYLIFE, as Grantor of the Trust, transferred its 100% ownership of NYLSET to the Trust, making NYLIFE the beneficiary.

AEGIS TECHNOLOGIES

In December 1995, the Aegis Technologies' Board of Directors approved a plan to close the business and dissolve Aegis in the event a suitable buyer could not be found. On March 5, 1996, the decision to dissolve Aegis and its subsidiary, Personal Financial Assistant Financial Centers was announced.

The assets were liquidated and a loss of $5,420,000 was recognized.

NYLIFE RESOURCES

In December 1993, NYLIFE Resources became a limited partner in the Ancon Partnership Limited ("Ancon"). The partnership was formed to acquire, explore, develop, and operate oil and gas properties.

In December 1996, NYLIFE Resources, along with New York Life and New York Life Insurance and Annuity Corporation (a wholly owned subsidiary of New York Life) entered into a purchase and sale agreement with American Exploration Company, the general partner. NYLIFE Resources sold its remaining 11.23% in Ancon for $1,813,000 in cash. The estimated investment value was $2,173,000, resulting in a loss of $360,000.

NOTE 6 - INVESTMENTS
--------------------

COMMON STOCK:

The common stock portfolio, which is stated at market value, primarily consists of securities issued in the United Kingdom which are denominated in British Pounds Sterling at December 31, 1996 and 1995.

BONDS:

At December 31, 1996, the maturity distribution of bonds was as follows (in thousands):


                                        Available for Sale                Held to Maturity              Life Insurance Operations
                                        ------------------                ----------------              -------------------------
                                    Amortized        Estimated      Amortized         Estimated      Statement           Estimated
                                      Cost           Fair Value        Cost           Fair Value       Value            Fair Value
                                    ---------        ----------     ---------         ----------     ---------          ----------
Due in one year or less             $  39,797          $ 39,830     $       -         $       -       $    716           $     716
Due in  years two through five         85,322            85,670             -                 -          6,572               6,703
Due in  years six through ten          59,969            58,908             -                 -         17,595              19,107
Due after ten years                    13,088            12,399         2,311             2,431          7,528               8,274
                                    ---------         ---------     ---------         ---------      ---------          ----------
Sub-total                             198,176           196,807         2,311             2,431         32,411              34,800
Asset-backed securities                 3,658             3,635             -                 -              -                   -
                                    ---------        ----------     ---------         ---------       --------           ---------
Total                                $201,834          $200,442     $   2,311         $   2,431       $ 32,411           $  34,800
                                     ========          ========     =========         =========       ========           =========

At December 31, 1996 and 1995, the distribution of unrealized gains and losses on bonds was as follows (in thousands):

DECEMBER 31, 1996


                                                Amortized              Unrealized             Unrealized              Estimated
Available for sale                                Cost                    Gains                 Losses               Fair Value
------------------                              ---------              ----------             ----------             ----------
U.S. Treasury and other
  U.S. Governmental Agencies                     $ 97,430                  $  256                $   880               $ 96,806
Commercial paper and Corporate notes               99,983                     682                  1,450                 99,215
Other                                               4,223                       -                      -                  4,223
Certificates of deposit                               198                       -                     -                     198
                                                 --------                  ------                -------               --------
Total                                            $201,834                  $  938                $ 2,330               $200,442
                                                 ========                  ======                =======               ========


                                                Amortized              Unrealized             Unrealized              Estimated
Held to maturity                                  Cost                    Gains                 Losses               Fair Value
----------------                                ---------              ----------             ----------             ----------
U.S. Treasury and other
  U.S. Governmental Agencies                       $2,311                 $   120           $          -                 $2,431
                                                   ======                 =======           ============                 ======

                                                Statement              Unrealized             Unrealized              Estimated
Insurance Operations:                            Value                   Gains                  Losses               Fair Value
--------------------                            ---------              ----------             ----------             ----------

Foreign Governments                              $ 10,782              $    1,281              $       -                $12,063
Corporate                                          15,520                     951                    190                 16,281
Other                                               6,109                     384                     37                  6,456
                                                 --------              ----------              ---------                -------
Total                                            $ 32,411              $    2,616              $     227                $34,800
                                                 ========              ==========              =========                =======

DECEMBER 31, 1995

                                                 Amortized             Unrealized             Unrealized              Estimated
Available for sale                                Cost                   Gains                  Losses               Fair Value
------------------                              ---------              ----------             ----------             ----------

U.S. Treasury and other
  U.S. Governmental Agencies                      $318,830                $12,101                 $  224              $ 330,707
Commercial paper and Corporate notes               265,170                 16,455                  1,039                280,586
Certificates of deposit                                337                     14                      -                    351
                                                  --------                -------                 ------              ---------
Total                                             $584,337                $28,570                 $1,263              $611,644\
                                                  ========                =======                 ======              =========

                                                 Amortized             Unrealized             Unrealized              Estimated
Held to Maturity                                   Cost                   Gains                  Losses               Fair Value
------------------                               ---------              ----------             ----------             ----------

Commercial paper and Corporate notes               $33,763                 $3,397             $        -                $37,160
                                                   =======                 ======             ==========                =======
                                                 Statement             Unrealized             Unrealized              Estimated
Insurance Operations:                              Value                  Gains                  Losses               Fair Value
------------------                               ---------             ----------             ----------             ----------

Foreign Governments                               $ 12,240             $      869               $      4              $  13,105
Corporate                                           16,961                  1,548                    358                 18,151
                                                  --------             ----------               --------              ---------
Total                                             $ 29,201             $    2,417               $    362              $  31,256
                                                  ========             ==========               ========              =========

Proceeds from investments in bonds sold, matured, or repaid were $182,786,000, $624,801,000, and $651,365,000 for 1996, 1995 and 1994, respectively. Realized gains from investments in bonds sold, matured, or repaid were $705,000, $10,164,000 and $6,551,000 for 1996, 1995 and 1994, respectively, and realized losses were $12,000, $3,844,000 and $3,796,000 for 1996, 1995 and 1994
respectively.

Investment in bonds include $65,610,000 and $58,585,000 of restricted securities on deposit to meet statutory solvency requirements, for 1996 and 1995, respectively.

MORTGAGE LOANS:

At December 31, 1996 and 1995 the geographic diversification of the mortgage loan portfolio was as follows (in millions):

                                          1996                 1995
                                          ----                 ----
United States:
  Pacific                                 $6.8                $33.8
  Central                                   -                  20.8
  Middle Atlantic                           -                  36.6
  South Atlantic                            -                  20.2
  New England                               -                    .5
  Mountain                                  -                   2.8
Other                                       -                   2.3
                                         ----                ------
           Total                         $6.8                $117.0
                                         ====                ======


Mortgage loans are secured by first liens on all properties. The mortgage loan portfolio consisted of one loan at December 31, 1996 is summarized below (in thousands):

                                                                   Statement
Property Type       State       Loan Period       Interest Rate      Value
-------------       -----       -----------       -------------    ---------

Shopping Center      CA         1993 - 1998          8.750%         $6,769





The fair value of the mortgage loan portfolio was $6,769,000 and $116,488,000 at December 31, 1996 and 1995, respectively, estimated based on discounted cash flow analyses prepared for each loan using interest rates approximating the current rates for new mortgages with similar remaining maturities. Fair values do not necessarily represent the values for which these loans could have been sold at December 31, 1996 or 1995; therefore, care should be exercised in drawing any conclusions from these fair values.

Write downs related to declines in the appraised value of properties underlying mortgage loans totaled $0 and $9,335,000 in 1996 and 1995, respectively.

During 1996, Funding foreclosed on two mortgage loans and collected a prepayment on one mortgage loan. Funding recorded a realized loss of $929,000 as a result of these transactions.

During 1995, fourteen loans were sold to New York Life (see note 11).

REAL ESTATE:

At December 31, 1996 and 1995, real estate included the following properties which were acquired through foreclosure (in millions):

                                                     Carrying Value
                                         Year       ----------------
Property Type            State         Acquired      1996       1995
-------------            -----         --------      ----       ----
Office                     MD            1991       $75.8     $ 74.5
Shopping Center            FL            1991         3.5          -
Office                     NY            1992        18.8       17.6
Office                     TX            1933           -        3.0
Office                     MI            1994           -        4.0
Office                     CT            1994           -        5.0
Office                     NJ            1995           -        2.5
                                                    -----    -------
           Total                                    $98.1     $106.6
           -----                                    =====     ======

At December 31, 1996 and 1995, real estate also included $2,300,000 and $2,100,000 associated with Worldwide operations.

During 1996, Funding foreclosed on two delinquent mortgage loans and transferred them at their appraisal value to real estate. Funding recorded a realized gain of $773,000 as a result of these transactions.

In January 1995, a previously acquired apartment property was sold to New York Life for cash (see Note 11).

MAINSTAY FUNDS:

At December 31, 1996 the total investment in the MainStay Funds includes investments in individual funds as follows (in thousands):

          Fund                      Cost              Fair Value
------------------------            ----             -----------
California Tax Free                $ 3,867             $ 3,751
Capital Appreciation                    56                 137
Convertible                             81                 115
Corporate Bond                         539                 521
Equity Index                           122                 234
Institutional Growth                 1,124               1,106
International Equity                 8,428               8,806
International Bond                   8,578               9,353
High Yield Corporate Bond               91                 112
Short-Term Bond                     15,859              15,130
New York Tax Free                    6,232               6,049
Total Return                            55                  90
Value                                1,830               1,859
                                   -------            --------
           Total 1996              $46,862             $47,263
                                   =======             =======
           Total 1995              $33,084             $33,762
                                   =======             =======

SECURITY ALARM CONTRACTS:

At December 31, 1996, the carrying amount of security alarm monitoring contracts held for sale includes Contracts collateralizing Series A, B and C Notes (see
Note 7) as follows (in thousands):

                     Series A   Series B    Series C     Total

Carrying amount       $9,112     $3,711      $25,632    $38,455


Investment in security alarm monitoring contracts at December 31, 1995 includes Contracts collateralizing Series A, B and C Notes as follows (in thousands):


                                                        Series A            Series B            Series C               Total
                                                        --------            --------            --------               -----
Investment in security alarm monitoring contracts        $23,000              $8,665             $44,604               $76,269
Less: Purchase Price Refunds                               2,234                 890               2,221                 5,345
         Accumulated Amortization                          9,322               3,187               9,990                22,499
                                                    ------------             -------           ---------              --------
Net investment                                           $11,444              $4,588             $32,393               $48,425
                                                    ============              ======             =======               =======

Prior to the reclassification of the Contracts as held for sale effective December 30, 1996, the Contracts were being amortized over an estimated life of 12 years, as adjusted for attrited Contracts. Amortization expense for the period January 1, 1996 to December 30, 1996 for Series A, B and C Contracts was $9,924,000. Amortization expense for the years ended 1995 and 1994 was $10,292,000 and $7,573,000, respectively.

TIME DEPOSITS:

Time deposits, included in cash and cash equivalents, at December 31, 1996 and 1995 amounted to $11,889,000 and $8,155,000, respectively.

OTHER INVESTMENTS:

Other investments include interests in limited partnerships which consist primarily of an oil refinery and oil and gas producing properties valued at $32,403,000 and $38,966,000 at December 31, 1996 and 1995, respectively.

As described in Note 5, in connection with the Settlement Agreement, the Investors approved a plan to dissolve the partnership programs in which NYLIFE Equity and NYLIFE Realty have interests in. Substantially all of the property interests of these partnership programs have been sold prior to December 31, 1996. Accordingly, NYLIFE Equity's and NYLIFE Realty's interests in the partnership programs at December 31, 1996 are comprised principally of cash received from the sales and other miscellaneous assets and liabilities.

NOTE 7 - FIXED ASSETS
---------------------

At December 31, 1996 and 1995 fixed assets, at cost, are comprised of the following (in thousands):

                                                       1996           1995
                                                       ----           ----
Furniture                                           $  7,825       $ 22,021
Equipment                                             73,481         41,737
Computer hardware                                      7,725         30,315
Computer software                                      7,275          7,646
Leasehold improvements                                 5,687         19,084
Other                                                 12,613         11,166
                                                    --------       --------
                                                     114,606        131,969
Less accumulated depreciation and amortization        25,235         59,044
                                                    --------       --------
Total                                               $ 89,371       $ 72,925
                                                    ========       ========


NOTE 8 - POLICY AND CLAIM RESERVES - ACCIDENT AND HEALTH
--------------------------------------------------------

Activity in the liability for policy and claim reserves for accident and health insurance for 1996 and 1995 is summarized as follows (in millions):


                                                                      1996         1995
                                                                      ----         ----
Gross balance at January 1                                             $225        $199
Effect of business combination (Note 1)                                (225)          -
                                                                       ----        ----
Gross balance at January 1, as adjusted                                   -        $199
                                                                       ----        ----

Gross incurred related to:
  Current year                                                          459         465
  Prior years                                                             -           6
  Initial transfer for reserves under the modco reinsurance
  agreement                                                             478           -
                                                                      -----        ----
Total gross incurred                                                    937         471
                                                                      -----        ----

Gross paid related to:
  Current year                                                          331         342
  Prior years                                                             -         103
  Retransfer of reserves under the modco reinsurance
  agreement                                                             478           -
                                                                      -----        ----
Total gross paid                                                        809         445
                                                                      -----        ----

Gross balance at December 31                                          $ 128        $225
                                                                      =====        ====

On January 1, 1996, in accordance with the terms of the initial settlement of the modified coinsurance agreement, New York Life transferred $478,149,000 to NYLHIC representing reserves and an equal amount of premiums on existing business. NYLHIC immediately retransferred the reserves back to New York Life. As a result of the above transactions, NYLHIC recorded premiums assumed and an increase in policy reserves on the initial settlement of $478,149,000 in the statement of operations.

The modified coinsurance reserve retained by New York Life related to the reinsured group life and health indemnity business is $498,255,000 at December 31, 1996.

NOTE 9 - NOTES PAYABLE
----------------------

Notes payable, generally carried at the unpaid principal balance, consisted of the following at December 31, 1996 and 1995 (in thousands):

                                                                                            1996                    1995
                                                                                        ----------               -------
   Worldwide-Loan from Windsor Life                                                       $  6,103              $  6,434
   Series A and B, Floating Rate Secured Five Year Notes                                    17,146                20,628
   Series C 9% Fixed Rate Secured Five Year Notes                                           26,596                32,218
   Loans payable to New York Life                                                          113,220                59,842
   Bank borrowings and revolving line of credit with financial institutions                 14,222                15,732
   Other (including current portion)                                                         5,909                 6,227
                                                                                          --------              --------
                                                                                          $183,196              $141,081
                                                                                          ========              ========

The carrying value of notes payable approximates fair value.

The $17,146,000 of Series A and B Floating Rate Secured Five Year Notes are collateralized by security alarm monitoring contracts, and pay interest quarterly at a per annum floating rate based on the minimum denomination five-year certificate of deposit average rate as reported by Bank Rate Monitor. Principal is paid down on a quarterly basis. At December 31, 1996, the rate on these Notes was 9%. In addition, $1,720,000 of these notes are payable during 1997.

The $26,596,000 of Series C 9% Fixed Rate Secured Five Year Notes are collateralized by security alarm monitoring contracts, and pay interest quarterly at the fixed rate. Principal is paid down on a quarterly basis. In addition, $2,250,000 of these notes are payable during 1997.

In January 1995, NYLIFE entered into a credit agreement, expiring January 1, 1997, with New York Life whereby NYLIFE can borrow up to an aggregate principal amount of $200,000,000 at any one time. This agreement and any loans made shall be automatically extended and renewed for additional one year periods, unless either NYLIFE or New York Life notifies the other of its desire to terminate the agreement. At December 31, 1996 the total principal borrowed under this agreement was $91,131,000. Interest expense amounted to $2,598,000.

On November 1, 1993, SFD Holding entered into a loan agreement with New York Life. The agreement allows SFD Holding to borrow money pursuant to one or more master notes (individually, a "Master Note", collectively, "Master Notes") each of which will not exceed one year in maturity and for amounts, in aggregate, not to exceed $35,000,000 at any one time. Interest on any Master Note borrowings accrues at the rate which is the annual simple interest equivalent (computed on the actual daily principal balance based on a 360 day year of 12 30-day months) of 225 basis points above the one month LIBOR published in the Wall Street Journal on the 15th day of the proceeding calendar month (or if such day is not a day on which such newspaper is published, the next succeeding day of such publication). In 1995, the loan agreement between SFD Holding and New York Life was amended to accommodate the acquisition of prime auto loans. The amendment provides for the following: (i) an increase in the maximum borrowings to $70,000,000, (ii) an interest rate of 200 basis points above the one month LIBOR for borrowings related to prime auto loan acquisitions, and (iii) a change in the monthly interest payment date to the 20th of each month. During 1996 and 1995, SFD Holding made interest payments totaling $2,805,000 and $2,636,000, respectively, to New York Life pursuant to the Master Notes. At December 31, 1996 and 1995, the amounts outstanding under the Master Notes are $22,089,000 and $32,484,000, respectively. Accrued interest at December 31, 1996 and 1995 is $145,000 and $278,000, respectively.

On December 11, 1992, SFD Holding entered into a revolving credit agreement (the "Credit Agreement") with Barclays Bank PLC ("Barclays"). The Credit Agreement allows SFD Holding to borrow an aggregate principal amount not to exceed $15,000,000 at any one time. Interest on any borrowing accrues at a rate equal to either (i) the rate of interest per annum declared by Barclays as its prime rate in effect at its branch in New York City or (ii) LIBOR plus 1%. During 1996 and 1995, SFD Holding recorded interest expense of approximately $980,000 and $138,000, respectively, to Barclays pursuant to the Credit Agreement. At December 31, 1996, borrowings under the credit agreement are $13,700,000. At December 31, 1995, borrowings under the credit agreement were $15,000,000. All borrowings under the credit agreement are guaranteed by NYLIFE.

Along with New York Life, Capital Corp. is party to a credit agreement with a consortium of banks. The credit agreement consists of a $150,000,000, 364 day revolving credit facility ("Facility A"), and a $350,000,000, 5 year revolving credit facility ("Facility B"). Annual facility fees are .04% and .06%, for Facility A and B, respectively, and borrowing rates are capped at spreads of
 .16% and .14% over LIBOR, respectively. In addition, the credit agreement contains various covenants pertaining to allowable activities of Capital Corp. Neither Capital Corp. nor New York Life have utilized the credit facility to date.

ESI maintains two $25,000,000 unsecured lines of credit with two separate financial institutions. One agreement will expire on May 29, 1997 and the other on October 30, 1997. Terms of both lines are essentially the same and are as follows: interest is charged on the principal amount outstanding at a rate equal to any of the following options which ESI, at its option shall select: (i) the bank's "prime rate", (ii) a floating rate equal to the Bank's cost of funds rate plus 50 basis points, or (iii) a fixed rate for periods of 30, 60, 90 or 180 days equal to the LIBOR rate plus 50 basis points. Fees under these agreements on any unused portion are charged at ten hundredths of one percent per year. At December 31, 1996 and 1995, ESI had no outstanding borrowings under these agreements, nor did it borrow any amounts under these agreements during 1996.

NYLCare had a loan agreement with New York Life under which NYLCare borrowed amounts as mutually agreed. Under the provisions of this agreement, interest was payable at the end of each calendar quarter at a rate of 1% over the prime rate as announced by a specified New York money center bank. The applicable interest rates during 1995 ranged from 9.5% to 10.0% and 1994 ranged from 7.0% to 9.5%. NYLCare borrowed $4,000,000 during 1995 and $57,889,000 during 1994, primarily to finance acquisitions. Effective December 31, 1995 the loan balance, along with accrued interest, in the total amount of $82,898,000 was contributed to NYLCare as additional paid-in-capital and the loan agreement, which was to mature on October 1, 1997, was terminated. Interest expense on such borrowings during 1995 was $7,854,000.

On May 15, 1995, NYLIFE Funding repaid the principal and remaining interest on 9.25% Guaranteed Notes which totaled $300,000,000 and $9,250,000, respectively.

NOTE 10 - REINSURANCE
---------------------

MODIFIED COINSURANCE:

As described in Note 1, in 1996, NYLHIC entered into a modified coinsurance reinsurance agreement with New York Life, whereby 90% of New York Life's group life and health indemnity insurance business was reinsured with NYLHIC. In 1996, NYLHIC assumed $613,632,000 in premiums under this agreement. In addition, in 1996 NYLHIC recorded a commission and expense allowance of $142,725,000, a modco reserve adjustment of $13,135,000, and benefit payments of $507,055,000 under this agreement. Settlement on the net amount due is made 90 days after the end of each quarter. At December 31, 1996, premiums receivable were $191,922,000, claims payable were $143,096,000, commission and expense allowances payable were $34,191,000, dividends payable were $27,777,000 and payable on reinsurance assumed was $26,507,000.

OTHER REINSURANCE:

Certain subsidiaries enter into reinsurance agreements in the normal course of their insurance business. Reinsurance on certain individual lives is ceded to reduce the risk on any one life. These subsidiaries remain liable for the reinsurance ceded, if the reinsurer fails to meet its obligations. Premiums ceded by these subsidiaries for the years ended December 31, 1996, 1995 and 1994 in connection with reinsurance agreements totaled $29,434,000, $3,201,000 and $75,971,000, respectively. Policy reserves are recorded net of reinsurance receivables of $7,709,000 and $649,000 at December 31, 1996 and 1995,
respectively.

NOTE 11 - RELATED PARTY TRANSACTIONS
------------------------------------

NYLIFE and several of its subsidiaries are party to a service agreement with New York Life, whereby New York Life provides services to NYLIFE and such subsidiaries, including office space, legal, accounting, administrative, personnel and other services for which NYLIFE and its subsidiaries are billed. NYLIFE and its subsidiaries are charged for these services based upon (a) actual costs incurred, where they are separately identifiable and (b) allocation of costs incurred by New York Life developed through analyses of time spent on matters relating to NYLIFE and its subsidiaries.

Investment management fees of $40,864,000, $35,089,000, and $32,684,000 were received from New York Life and certain of its affiliates during the years ended December 31, 1996, 1995 and 1994, respectively.

Certain subsidiaries earned premiums and fees related to health care services provided to New York Life of $14,447,000, $14,301,000 and $14,137,000 in 1996,
1995 and 1994, respectively.

During 1995, one of NYLCare's HMO subsidiaries paid hospital service claims of approximately $7,000,000, respectively, to its minority shareholders.

NYLACOR has eight offices which market the New York Life long-term care product. Beginning in 1995, all the expenses incurred by New York Life sales agents to market the New York Life long-term care product are paid by NYLACOR and reimbursed by New York Life. These expenses and the associated reimbursements totaled $5,859,000 and $3,266,000, respectively, for the year ended December 31, 1996 and 1995.

At December 31, 1996 and 1995, New York Life owned approximately 3.5% and 8.7%, respectively, of the outstanding common stock of American Exploration Company ("American"), the parent of NYLIFE Equity's co-general partner (American Exploration Production Company) and had invested approximately $18,954,000 in partnerships it managed in 1995. During 1996, such investments were sold to American. In addition, New York Life provided a $40,000,000 bridge facility for American through February 1995 to finance the consolidation of its institutional oil and gas limited partnerships.

As distributor, NYLIFE Distributors has entered into agreements with the MainStay Funds, pursuant to Rule 12b-1 under the Investment Act of 1940, to compensate it for the distribution expenses it incurs. Although the plans are required to be approved annually by the Trustees of the board of NYLIFE Distributors, the management of NYLIFE Distributors believes that such annual approval will continue indefinitely. Distribution fee income for 1996 was $36,826,000. At December 31, 1996 and 1995 receivables from the MainStay Funds approximated $8,539,000 and $6,493,000, respectively for distribution, services and administration fees.

NYLIFE Securities earned commission revenue of approximately $61,438,000, $29,910,000 and $16,855,000 on transactions with affiliates during 1996, 1995 and 1994, respectively.

At December 31, 1995, Greystone had an intercompany payable to New York Life of $3,387,000 which requires minimum annual installments of $250,000 until the balance of the account is liquidated. Greystone paid installments of $750,000 and $1,279,000 in 1996 and 1995, respectively.

Such liability is non-interest bearing.

During 1995, NYLIFE Funding sold fourteen mortgage loans and one foreclosed property with a total statement value of $119,314,000 to New York Life and received a capital infusion of $115,000,000 from New York Life through NYLIFE. The cash received in these two transactions was used to repay the principal and interest obligations on the 9.25% Guaranteed Notes.

NOTE 12 - FOREIGN OPERATIONS
----------------------------

NYLIFE subsidiaries conduct insurance and investment management operations in the United Kingdom, Argentina, Bermuda, Hong Kong, Japan, Korea, Indonesia and Mexico. The assets, liabilities, and net income of these foreign operations at December 31, 1996 and 1995 and for the years then ended are as follows (in thousands):

CONSOLIDATED SUBSIDIARIES:

                               1996                           1995
                               ----                           ----
Assets                      $128,526                        $90,614
Liabilities                   98,180                         70,326
Revenue                       43,760                         29,854
Net Loss                     (20,735)                       (14,384)


NON-CONSOLIDATED SUBSIDIARIES

                               1996                           1995
                               ----                           ----
Assets                    $3,961,499                     $3,261,163
Liabilities                3,807,416                      3,178,398
Revenue                      330,529                        352,057
Net Income                    25,852                          3,231


The cumulative translation adjustment for 1996 is $3,850,000.

NOTE 13 - INCOME TAXES
----------------------

NYLIFE and its subsidiaries are members of an affiliated group which joins in the filing of a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit determined generally on a separate return basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Estimated payments for taxes are made between the members of the consolidated group during the year. State, local, and foreign tax returns are filed separately. The income tax receivable included $14,481,000 and $5,141,000 due from New York Life as of December 31, 1996 and 1995, respectively pursuant to the tax allocation agreement.

The components of income tax expense (benefit) for each year are as follows:

                                        1996            1995             1994
                                       ------          ------           ------
                                                     (in thousands)
Current
       Federal                       $ (20,135)       $  9,119         $12,275
       State                             8,973           8,771           8,366
       Foreign                             190            (363)          2,570
                                       -------        --------         -------
              Total Current            (10,972)         17,527          23,211
                                       -------        --------         -------

Deferred
       Federal                          86,686        (41,370)           3,040
       State                               611           (598)          (3,816)
                                       -------        -------          -------
              Total Deferred            87,297        (41,968)            (776)
                                       -------        -------          -------

              Total                    $76,325       $(24,441)         $22,435
                                       =======       ========          =======

Total income tax expense (benefit) is different from the amount computed using the statutory federal tax rate of 35% in 1996, 1995 and 1994 for the following reasons:


                                                                       1996                1995                 1994
                                                                       ----                ----                 ----
                                                                                        (in thousands)
Income tax expense (benefit) at statutory rate                        $54,371           $ (40,522)             $26,284
Tax exempt investment income and capital gains                           (216)               (231)                (136)
State and local taxes, net of federal income tax benefit                6,256               5,288                2,952
Amortization of goodwill                                                6,155               6,219                  913
Net foreign taxes                                                         183              (1,904)              (2,642)
Equity in non-consolidated affiliates                                   6,447               4,518               (6,100)
Non-deductible losses with respect to foreign operations                  349               1,378                    -
Undistributed earnings of subsidiaries                                  1,237                 896                  634
Issuance of additional shares by public subsidiary                      2,689                   -                    -
Provision to return reconciliation                                        217              (1,126)                 (23)
Other                                                                  (1,363)              1,043                  553
                                                                      -------           ---------              -------
   Total income tax expense (benefit)                                 $76,325           $ (24,441)             $22,435
                                                                      =======            ========              =======

The net deferred tax asset (liability) as of December 31, 1996 and 1995, respectively is attributable to the following temporary differences (in thousands):

                                                                     1996               1995
                                                                     ----               ----
Deferred tax asset:

Non-deductible reserves                                           $  14,389         $  71,022
Net operating losses                                                  4,448             6,244
Deferred compensation                                                13,417            17,267
Impairments                                                           2,133             5,787
Investments in affiliates and partnerships                              652               735
Leasehold improvements                                                2,607             1,935
Deferred rent                                                         2,365             2,943
Depreciation                                                            912             1,046
Unrealized investment losses                                            764                 -
Employee benefits                                                     4,867                 -
Deferred tax on sale of shares of subsidiary stock                    2,614                 -
Other                                                                 2,212             1,519
                                                                   --------         ---------
    Gross deferred tax asset                                         51,380           108,498


Deferred tax liability:
Deferred distribution costs                                        (78,663)          (60,919)
Unrealized appreciation of subsidiary                              (11,456)           (1,713)
Investments in affiliates and partnerships                          (5,204)           (6,736)
Depreciation                                                        (1,729)           (1,363)
Unrealized net appreciation                                         (9,102)           (7,780)
Software development costs                                                -             (322)
Unrealized investment gains                                               -           (8,832)
Forgiveness of subsidiary loan                                      (4,340)                 -
Other                                                                 (492)             (615)
                                                                 ---------          --------
    Gross deferred tax (liability)                                (110,986)          (88,280)
Valuation allowance                                                 (4,445)           (6,236)
                                                                 ---------          --------
    Net deferred tax (liability) asset                           $ (64,051)         $ 13,982
                                                                 =========          ========

The December 31, 1995 valuation allowance principally relates to foreign net operating losses, the utilization of which is subject to limitations in the United Kingdom, and net operating loss limitations.

NOTE 14 - COMMITMENTS AND CONTINGENCIES
---------------------------------------

LEASES:

The subsidiaries lease office space, a telephone system, and certain computer and office equipment under agreements with various expiration dates. The leases contain provisions for payment of real estate taxes, building maintenance, electricity, and other escalations.

Future minimum lease payments under capital and noncancelable operating leases with original or remaining lease terms in excess of one year at December 31, 1996, are as follows (in thousands):


                                                                     Capital Leases             Operating Leases
                                                                     --------------             ----------------

1997                                                                  $        816                $   27,959
1998                                                                         1,127                    26,856
1999                                                                         1,206                    25,817
2000                                                                         1,290                    23,358
2001                                                                         1,380                    19,880
2002 & thereafter                                                            1,100                    71,182
                                                                         ---------                  --------

Total                                                                        6,919                   195,052
                                                                         ---------                  --------

Less future sublease rental receipts                                             -                     3,293
                                                                         ---------                  --------
Present value of future minimum lease payments                               6,919                   191,759
                                                                         ---------                  --------
Less amount due in one year                                                    816                         -
                                                                         ---------                  --------
Total                                                                    $   6,103                  $191,759
                                                                         =========                  ========

Assets recorded under capital leases and the related accumulated depreciation are listed below. Amortization of these assets is included in depreciation and amortization expense (in thousands):

                                                    December 31,
                                          ------------------------------
                                            1996                   1995
                                            ----                   ----
Assets recorded under leases              $12,286                $12,871
Accumulated depreciation                   (1,910)                (2,794)
                                          --------              --------
Total                                     $10,376                $10,077
                                          =======                =======

Rent expense for the years ended December 31, 1996, 1995 and 1994 was approximately $34,943,000, $32,848,000 and $28,315,000, respectively.

Windsor Construction Company Limited, a wholly owned subsidiary of NYLUK, entered into two contracts with Balfour Beatty Limited on January 11, 1994, for the construction of phases II and III of NYLUK's head office development in the United Kingdom amounting to $3,945,000 for Phase II and $4,190,000 for Phase
III. The contract for Phase II must begin by January 8, 1997, and the contract for Phase III must begin by December 31, 1999.

New York Life has a guarantee, dated December 19, 1995, on behalf of NYLCare for the rents due by NYLCare to its landlord, Olympia & York OLP Company. New York Life will only be responsible upon the occurrences of certain events. The total remaining amount of rental payments for the five year lease is $20,000,000.

INTEGRATION COSTS:

During 1995, NYLCare recorded a pretax charge of $10,000,000 relating to expenses incurred for the integration of NYLCare operations and certain of New York Life's group operations. Such costs related primarily to consulting, public relations and relocation charges. A remaining liability of $5,000,000 is included in accounts payable and accrued expenses as of December 31, 1995 and the related charge was included in selling, administrative and other costs for 1995.

OTHER:

During 1990, NYLIFE entered into an agreement to provide a guarantee for the benefit of the shareholders of the MainStay Equity Index Fund. The guarantee provides that if, after ten years from date of purchase, the net asset value, with all dividend and capital gains distributions reinvested, is less than the original offering price, NYLIFE will reimburse the shareholders for their loss of principal and restore the net asset value to the original offering price, including the return of any front-end sales charge. If shares are redeemed prior to or after the one day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.

New York Life and NYLIFE have an indemnification agreement dated September 29, 1995, on behalf of MacKay-Shields. Under this agreement, New York Life and NYLIFE have agreed to indemnify a client of MacKay-Shields for any actions, omissions, or liabilities that MacKay-Shields is unable to satisfy under an investment management agreement, pursuant to which MacKay-Shields acts as an investment manager for $431,000,000 of the clients assets.

The Company and its subsidiaries are also defendants in other individual and alleged class actions arising from its operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved as a party in various governmental, administrative and investigative proceedings and inquiries. Given the uncertain nature of litigation and regulatory inquiries, the outcome of the above and other actions pending against the Company cannot be predicted. The Company nevertheless believes that the ultimate outcome of all pending litigation should not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

Additionally, certain subsidiaries are subject to minimum net worth restrictions pursuant to regulatory requirements and the terms of limited partnership and debt agreements. At December 31, 1996 and 1995, the net worth of these subsidiaries exceeded the related requirements.

For the year ended December 31, 1996, approximately 79% of ESI's pharmaceutical purchases were through one wholesaler. ESI believes that other alternative sources are readily available.

NOTE 15 - EMPLOYEE BENEFIT PLANS
--------------------------------

LONG TERM PERFORMANCE PLAN:

MacKay-Shields adopted Long-Term Performance Plans ("the Plans") in 1988 and 1995. These Plans grant awards calculated based upon the attainment of specific goals as set forth in each plan.

Payments under the 1988 plan commenced in 1996 and extend through 2000. In accordance with the provisions of the 1988 Plan, participants are also entitled to income on the unpaid amount of their award. For certain individuals, a portion of this amount may be adjusted based upon the investment performance of certain registered investment companies managed by MacKay-Shields. In 1996 MacKay-Shields recorded dividend and interest income in the amount of $1,678,000 on the cash and investments segregated to fund the Plan obligation.

Awards under the 1995 Plan are based on cumulative growth during the 1995 to 1997 time period, and are payable commencing in 1999 and extending through 2001. An accrual was recorded as a liability based on asset growth through December 31, 1996.

The Plan is long-term in nature and requires participants to enter into multi-year employment contracts.

OTHER:

Certain subsidiaries sponsor defined contribution retirement, 401(k) and profit sharing plans for employees. Contributions to these plans during 1996, 1995 and 1994 totalled $9,011,000, $1,794,000 and $548,000, respectively.

NOTE 16 - SUPPLEMENTAL CASH FLOW INFORMATION
--------------------------------------------

SUPPLEMENTAL NON-CASH ACTIVITY:

The terms of the modified coinsurance agreement between NYLHIC and New York Life (see Note 1) effective January 1, 1996, specify that NYLHIC assumes the risk for group life and health policies issued by New York Life; however, New York Life retains the claim and policy reserves as well as the related assets. As such, the assets and liabilities of New York Life's group life and health operations included in the Company's restated consolidated statement of financial position at December 31, 1995 are not reflected in the Company's December 31, 1996 accounts. The change in the related assets and liabilities between 1995 and 1996 had no impact on the Company's 1996 cash flows other than a reduction in reported cash balances of $50,140,000 reflected as other financing activities.

New York Life made net non-cash capital contributions of $21,798,000 and $82,898,000, respectively, during 1996 and 1995.

OTHER:

Net cash paid for income tax expense was $50,245,000, $16,234,000 and $26,752,000 during 1996, 1995 and 1994, respectively.

Interest paid during 1996, 1995 and 1994 was $15,075,000, $18,931,000 and
$43,675,000, respectively.

NYLUK sold 68.75% of the common stock of Windsor Life, effective December 22, 1994, for $77,596,000. The statement value of the cash and cash equivalents of Windsor Life at the date of sale was $43,022,000.

NOTE 17 - SUBSEQUENT EVENTS
---------------------------

On February 15, 1997 SAMCO distributed $2,886,000 to the Series A, B and C note holders, which included interest, quarterly principal repayment and additional principal repayment.

On February 20, 1997, SFD Holding borrowed $12,833,000 under the Master Note Agreement with New York Life. Those funds were used to repay all amounts then outstanding under the Credit Agreement with Barclays Bank PLC. Concurrent with the repayment, the Credit Agreement was terminated.

On March 4, 1997, MainStay Shareholder Services Inc. ("MSS") was created to assume certain shareholder servicing functions currently handled by NYLIFE Distributors. MSS was funded with a $2,000,000 cash contribution and $973,000 of furniture and equipment. Operations have not yet commenced.

As of April 11, 1997, NYLIFE has received $29,000,000 of cash contributions from New York Life.